Technical Report Summary of Initial Assessment on the Hycroft Mine
Nevada, United States of America

Effective Date: February 18, 2022
Prepared for:
Hycroft Mining Holding Corporation
(4300 Water Canyon Road, Unit #1, Winnemucca, NV 89445 USA)
Prepared by:
Ausenco Engineering USA South Inc.
(595 S. Meyer Ave. Tucson, AZ 85701 USA)
Independent Mining Consultants, Inc.
(560 E Gas Rd., Tucson, AZ 85714 USA)
WestLand Engineering & Environmental Services, Inc.
(4001 E. Paradise Falls Drive, Tucson, AZ 85712 USA)

Hycroft Mine	Page i
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Hycroft Mine	Page ii
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Hycroft Mine	Page iii
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

List of Tables

Table 1-1: Hycroft Mineral Resources as of January 1, 2022	5
Table 2-1: Unit Abbreviations	8
Table 2-2: Name Abbreviations	9
Table 3-1: Hycroft Annual Land Holding Costs	17
Table 3-2: Hycroft Operating Permits	18

Hycroft Mine	Page iv
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Hycroft Mine	Page v
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

List of Figures

List of Appendices

APPENDIX 1 – Hycroft Mine Patented Claims List, 2022

Hycroft Mine	Page vi
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1EXECUTIVE SUMMARY
1.1Introduction
This Technical Report Summary (TRS) has been prepared by Ausenco Engineering USA South Inc. (Ausenco), Independent Mining Consultants, Inc. (IMC), and WestLand Engineering & Environmental Services, Inc. (Westland) for Hycroft Mining Holding Corporation (Hycroft), following the reporting requirements of the United States Securities and Exchange Commission’s (SEC) Modernization of Property Disclosures of Mining Registrants under subpart 1300 and item 601 (96)(B)(iii) of Regulation S-K for an Initial Assessment (IA).
This TRS provides an Initial Assessment of the mineral resource estimate utilizing a milling and pressure oxidation process for sulfide mineralization and heap leaching process for oxide and transition mineralization.
1.2Project Setting
The Hycroft property (the Mine) is situated on the western flank of the Kamma Mountains on the eastern edge of the Black Rock Desert approximately 54 miles west of Winnemucca in Humboldt and Pershing Counties, Nevada. The Mine property straddles Townships 34, 35, 35½ and 36 North and Ranges 28, 29 and 30 East (MDB&M) with an approximate latitude 40°52’ north and longitude 118°41’ west.
The Mine is accessible via Nevada State Route 49 (Jungo Road), an unpaved road maintained by Humboldt County and Pershing County and Hycroft. The Union Pacific railway, a major east–west railway, runs immediately adjacent to the property.
Existing facilities on site include two administration buildings, a mobile maintenance shop, a light vehicle maintenance shop, a warehouse, leach pads, primary, secondary and tertiary crushing systems, and two Merrill-Crowe process plants, and a refinery.
1.3Mineral Tenure, Surface Rights, Water Rights, Royalties and Agreements
The Mine property consists of 30 private parcels with patented claims that comprise approximately 1,912 acres, and 3,247 unpatented mining claims that encompass approximately 68,759 acres. The combined patented and unpatented claims comprise approximately 70,671 acres. Much of the project area is located on un-surveyed public and private land. The following is a list of land acquisitions/transactions made over the years which constitute the entire Hycroft land claim package:
•The Crofoot property and approximately 3,500 acres of claims were acquired by Vista Gold Corporation (Vista) in 1985.
•The Crofoot property, originally held under lease, is owned by Hycroft subject to a 4% Net Profits Interest (NPI) retained by the former owners.
•The Lewis property and approximately 8,700 acres of claims were acquired by Vista in early 1987.
•In 2006, approximately 13,100 acres of additional claims were staked by Vista.
These claims are contiguous or proximate to the original Crofoot and Lewis claims. In 1996, the lease/purchase agreement was amended to provide for minimum advance royalty payments of US$120,000 on January 1 of each year in which mining occurs on patented and unpatented claims. The sum of payments for the Crofoot property is capped at US$7.6 M, of which US$3.0 M has been paid through December 2021. An additional US$120,000 annually is due if mineralized material production exceeds 5 Mtons from the Crofoot property on either patented or unpatented claims in any calendar year. All advanced royalty payments are taken as a credit against the NPI.
Payment of annual claim holding fees to the Bureau of Land Management (BLM) and Humboldt and Pershing Counties are made every third quarter (Q3). Payments are current through the 2020-2021 claim years, with US$589,944 paid in Q3 2021. Payment of annual land holding fees and taxes is required to continue to hold the Hycroft property in good standing. Hycroft controls all surface and mineral rights within the Hycroft mineral resource area. No further land acquisition is required for operation of the mine and processing facilities as presently designed.
Water resources at the Mine are controlled under 11 separate water right permits administered by the Nevada Division of Water Resources (NDWR). These permits are either held in ownership by Hycroft or leased to Hycroft. Hycroft controls a total of 21,457.95-acre feet per year (6.99 billion gallons per year) in the Black Rock Desert Hydrographic Basin.

Hycroft Mine	Page 1
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1.4Geology and Mineralization
The Hycroft deposit is a low-sulfidation, epithermal, hot springs system that contains Au and Ag mineralization. Radiometric dates indicate that the main phase of Au and Ag mineralization formed four million years ago when hydrothermal fluids were fed upward along high angle, normal faults. Low-grade Au and Ag mineralization was co-deposited with silica and potassium feldspar throughout porous rock types.
A subsequent drop in permeability, due to sealing of the system, led to over pressuring and subsequent repeated hydrothermal brecciation. Additional precious metal mineralization was deposited during this event as breccia zones, veins, and sulfide flooding.
Au and Ag mineralization was followed 0.4 to 2 million years ago by an intense event of high sulfidation acid leaching of the mineralized volcanic rocks coincident with a regional water table drop. This allowed steam heated sulfur gases to condense into sulfuric acid and leach the upper portion of the mineralized rocks.
Oxidation of sulfide mineralization occurs to variable depths over the deposit, depending upon proximity to faults, extent of acid leaching, and depth to water table. Sulfide content through the deposit can be variable but typically averages between 1.5 and 2.0% sulfide sulfur.
The Hycroft deposit is typically broken into six major zones based on geology, mineralization, and alteration. These include Brimstone, Vortex, Central, Bay, Boneyard, and Camel Hill. The boundaries are typically the major faults, namely Break, East and Ramp.
1.5History
Mining in the Sulfur District, where the Mine is located, began in the late 1800’s for native sulfur, then in the early part of the 19th century high-grade Ag was mined as were veins of nearly pure alunite (hydroxylated aluminum potassium sulfate mineral) in the southern part of the district. From 1941 to 1943, cinnabar (a mercury sulfide mineral) was also mined. Exploration for native sulfur commenced again in 1966 with the Duval Corporation (Duval) reporting elevated Au and Ag values but finding no significant evidence of a sulfur deposit at depth (Wallace, 1980).
In 1977, the Cordex Syndicate mapped and rock chip sampled the Hycroft property, recognizing the potential for a bulk tonnage, low-grade precious metal deposit. Homestake then took interest in the property and completed surface sampling and exploration drilling during 1981-1982. Mining officially began as a small heap leach operation in 1983 at what was then known as the Lewis Mine. In 1985, Vista gained control of the original Hycroft property. They also acquired the Lewis Mine in early 1987 from F. W. Lewis, Inc. and the Crofoot Mine in April 1988. From 1985 to 1999, they had drilled 3,212 exploration holes, totaling 965,552 feet (ft) with the bulk of this drilling focused on oxide gold mineralization at Central, Bay and Brimstone.
The remaining leasehold interest in the Lewis property was purchased by Vista in December 2005. Production followed at the former Crofoot property in the Bay, South Central, Boneyard, Gap and Cut-4 pits along the Central Zone. Production from the Brimstone Pit commenced in 1985 and continued until December 1998. The Mine was placed on a care and maintenance program through 2007. During 1983 to 1998, the Mine produced approximately 1.2 Moz of Au and 2.5 Moz of Ag. An additional 58,700 oz of Au was produced from the leaching operations from 1999 through 2004. In May 2007, the Nevada-based holdings of Vista were spun out into Allied Nevada Gold Corp (Allied Nevada). The Mine was included as part of the transfer of ownership allowing Allied Nevada to explore, expand, and develop the resources. The Mine was reactivated in September 2007 and achieved planned ore production by the end of 2009. With the construction of the North leach pad in 2013, the total leach pad space was increased to more than 20 million square ft. In 2010, the Mine began an expansion program that included construction of a 21,000 gallon per minute Merrill-Crowe processing plant and a three-stage crushing facility as well as solution pumping capacity upgrades. Active mining was stopped again at the Mine in June 2015 due to low metal prices, but active leaching of previously mined ore continued through 2018. During this time, Allied Nevada emerged from its financial restructuring to become Hycroft Mining Corporation. In late 2018, Hycroft began construction of new leach pads. In April 2019, active mining began with a focus on transition and sulfide minerals but were set aside for future processing. Only oxide ore was placed on the new leach pads during this time with production of Au and Ag continuing through until 2021. From September 2007 through July 2019 metal sales have totaled approximately 900,000 oz of Au and 5.0M oz of Ag. Active mining ceased in 2015 and production at the Mine was terminated on November 11, 2021. Annual sales in ounces of Au and Ag produced from the Mine’s heap leach operations over years 2019 through 2021 total approximately 90,000 ounces of Au and 570,000 ounces of Ag.

Hycroft Mine	Page 2
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1.6Exploration, Drilling and Sampling
The Hycroft district includes data from 1981 to 2018 and includes 5,501 holes, representing 2,482,722 ft of drilling. At this time, there are 5,323 drillholes in the resource model area of which 134 have been drilled to define stockpiles or the Crofoot leach pad.
In addition to drilling activity, Hycroft has also conducted geophysical surveys, soil and rock chip sampling programs, field mapping, historical data compilation, and regional reconnaissance at the Mine site. All of these efforts are designed to improve the understanding of the known mineralization, as well as provide data for further exploration of the greater property position.
1.7Data Verification
The pre-2000 drilling data at Hycroft has no historical quality assurance and quality control (QA/QC) information to support it. The post-2005 drilling data (no drilling in 2000 to 2004) has QA/QC information that is sufficient but not best practice. Hycroft has begun to implement best practices for data collection and QAQC in 2021 and will continue to improve those procedures in the future. Hycroft has a history where Au fire assays collected prior to 2000 were factored upward in order to better correlate with blast hole assay results pre-2000. That factor process has been removed from the database for application to this mineral resource. The basis for the removal is discussed later in section 9.1.5.
1.8Metallurgical Testwork
Previous Hycroft metallurgical test programs conducted on the Hycroft deposit consisted of a series of comminution, flotation, concentrate oxidation, and cyanide leaching tests on mineralized materials, flotation tails, and oxidized concentrate of sulfide mineralized materials. Samples for metallurgical testwork were mostly derived from drilled core samples selected to represent the materials from the five main mineralization domains. Testwork was conducted by G&T Kamloops Laboratories (G&T) and SGS Mineral Services, Lakefield (SGS), both in Canada, and by Hazen Research Inc. (Hazen) in Colorado. POX testwork was performed by Kappes, Cassiday & Associates (KCA), SGS and Hazen.
Comminution testwork demonstrate the Hycroft rock mineralization exhibits very high rock competency both in the SAG and ball mills.
Flotation testwork can be summarized as follows:
•Au recoveries from flotation at grinds ranging from 100 to 150 microns were 80% but tended to decrease with grinds finer than 100 microns or coarser than 150 microns;
•Flotation tests performed at neutral pH generally outperformed tests conducted at basic pH;
•Testwork using various frother and promoter reagents were conducted to optimize flotation results; and
•An average mass pull of 13.8% was observed for some tests. The same set of tests indicated a flotation time of 19 minutes for gold and 17 minutes for silver to achieve ~ 80% target recoveries for both.
Oxidation testwork on Hycroft concentrates from the aforementioned flotation testwork included pressure oxidation (POX), roasting, ambient pressure alkaline oxidation and other oxidation methods including chlorination, fine grinding with intense cyanidation, and the Albion process. The following is a summary of the results of the predominant testwork studies conducted.
Results from acid POX testwork on rougher concentrate showed percent Au and Ag recoveries in the mid-90s and 80s, respectively under the following autoclave operating conditions: temperatures between 374°F to 437°F; 100 psi oxygen overpressure; and 60 minutes’ residence time provided the POX discharge material was lime boiled prior to cyanide leaching. Test work from alkaline POX was limited in scope to 10 total samples and showed similar percent recoveries for Au but Ag recoveries were much lower.
Roaster testwork was conducted in 2011 on the Brimstone concentrate from a pilot plant to determine optimum conditions for processing. The results indicate that optimum roast temperatures are between 797°F and 842°F with average recoveries of 89% Au and 74% Ag.

Hycroft Mine	Page 3
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Results from early batch testwork conducted in 2009 results were positive and indicated that Hycroft concentrates were amenable to oxidation under atmospheric conditions, using trona to create the appropriate alkaline environment to promote oxidation. Pilot plant testing on Hycroft’s three main domains confirmed the findings of the batch tests. Different material types oxidized at varying rates, with Vortex materials oxidizing the fastest followed by Central and then Brimstone. The Master Composite oxidation rate was comparable to Brimstone. At 60% sulfide oxidation, 85% Au and 80-84% Ag recoveries were achievable by atmospheric oxidation for all material types tested.
The viability of the alkaline atmospheric oxidation (AAO) process using trona was demonstrated with a 10-ton per day demonstration plant operated at site from 2016 to 2017. This plant included primary grinding, followed by flotation, atmospheric oxidation, cyanide leaching, countercurrent decantation (CCD) and precipitation. The results indicated Au recoveries peaked at 80% and Ag recoveries were at 90% for the Brimstone mineralized materials.
POX was evaluated in the development of the mineral resource, in part, due to the consistency of sulfide oxidation at elevated pressure and the observation of improved overall gold and silver recoveries.
1.9Mineral Resource Estimation
Mineral resources were developed based on a conventional computer-based block model of the deposit and the application of open pit optimization software to determine the mineralization with reasonable expectation of economic extraction.
Each block was evaluated to determine which process provides the best net return after operating cost. The two processes identified were:
•Run-of-Mine (ROM) cyanide heap leaching of oxide ore; and
•Milling, Flotation, POX followed by Cyanide Leach and Merrill-Crowe.
Mineral resources were based on metal prices of $1,800/troy oz Au and $23.00/troy oz Ag. Mineral resources were contained within a computer-generated optimized pit. Total material in that pit is 3.516 billion tons.
Table 1-1 summarizes the Mineral Resource. The risks to the Mineral Resource are project costs and project recoveries as well as metal prices that can have a substantial impact on the Mineral Resource both positively and negatively.
Mineral resources are not mineral reserves and detailed economic considerations have not been applied. Modifying factors for mine and process design have not been applied.
The Mineral Resource on Table 1-1 represents the total amount of material in the ground that meets the requirements for Mineral Resource.

Hycroft Mine	Page 4
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 1-1:    Hycroft Mineral Resources as of February 18, 2022

Classification	Cutoff Grade $ Net of Process	Approximate Cutoff, AuEq	Ktons	Grades		Sulfide Sulfur	Contained Ounces (000)
		oz/ton		Au oz/ton	Ag oz/ton	%	Au	Ag
Heap Leach Resource
Measured	$0.01	0.003	97,086	0.008	0.30	2.75	777	29,417
Indicated	$0.01	0.003	36,046	0.007	0.29	2.10	252	10,417
Meas + Ind	$0.01	0.003	133,132	0.008	0.30	2.57	1,029	39,834
Inferred	$0.01	0.003	101,314	0.008	0.09	1.77	811	9,118

Mill, Flotation Concentrate, POX and Cyanide Leach Process Plant
Measured	$0.01	0.011	372,226	0.013	0.65	1.86	4,839	240,830
Indicated	$0.01	0.011	314,866	0.012	0.53	1.65	3,778	165,305
Meas + Ind	$0.01	0.011	687,092	0.013	0.59	1.76	8,617	406,135
Inferred	$0.01	0.011	349,659	0.012	0.40	1.19	4,196	141,262

Combined Mineral Resources Leach Plus Process Plant
Measured	$0.01	0.003 - 0.011	469,312	0.012	0.58	2.04	5,616	270,247
Indicated	$0.01	0.003 - 0.011	350,912	0.011	0.50	1.70	4,030	175,722
Meas + Ind	$0.01	0.003 - 0.011	820,224	0.012	0.54	1.90	9,646	445,969
Inferred	$0.01	0.003 - 0.011	450,973	0.011	0.33	1.32	5,007	150,380
Notes:
Mineral resources based on metal prices of $1,800/troy oz Au and $23.00/troy oz Ag.
Cutoffs are income – process cost = NPR = NSR – Process OpEx.
Numbers may not match exactly due to rounding.
Mineral resources are contained within a computer-generated optimized pit. Total material in that pit is 3.516 billion tons.
All units are imperial, except for troy ounces for Au and Ag. Ktons means 1,000 short tons of 2,000 lbs. Au and Ag grades are in troy ounces / short ton.
The mineral resources statement is based on Hycroft being mined as a conventional hard rock open pit mine producing sulfidic ore to a mill+pressure oxidation of concentrate processing plant and ROM oxide ore to a leach pad.
1.10Conclusions
IMC developed the Hycroft deposit block model based on 2,482,722 ft of drilling from 5,323 drillholes.
Previous Hycroft metallurgical test programs conducted on the Hycroft sulfide deposit consisted of a series of comminution, flotation, concentrate oxidation, and cyanide leaching tests on mineralized materials, flotation tailings, and oxidized sulfide concentrates.
Comminution testwork demonstrates the Hycroft rock mineralization exhibits very high rock competency. Flotation at grinds ranging from 100 to 150 microns at neutral pH with strong non-selective sulfide collectors showed Au and Ag recoveries. AAO using trona, showed promise reaching 60% sulfide oxidation with 85% Au and between 80-84% Ag recoveries. Further oxidation testwork on Hycroft concentrates from the aforementioned flotation testwork improved recoveries with POX results in the mid-90s and 80s for Au and Ag, respectively. Test work from alkaline POX was limited in scope to ten total samples and would require significant additional testing for project development.
Likewise, roaster testwork requires additional testing for project development as few of the tests were performed. Average recoveries from roaster tests were 89% Au and 74% Ag.

Hycroft Mine	Page 5
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

The mineral resources statement was developed using a conventional computer-based block model. Each block was evaluated to determine the net return from the following two processes:
•    ROM cyanide heap leaching of oxide ore; and
•    Milling, Flotation, POX followed by Cyanide Leach and Merrill-Crowe.
1.11Recommendations
The QPs recommend Hycroft proceed with a further study to develop a process plant to treat sulfide ore in addition to its oxide heap leaching capability provided it confirms the basis of the pre-2000 Au assays, update and improves the interpretation of the fault boundaries, major rock types, and alteration, and specifically drill cores to target areas within the mine plan that are not well-defined and update the slope stability.
The QPs also recommend additional testwork focusing on optimizing grind size and mass pull percentage, flotation reagent suite, POX, equipment sizing, residence times, lime/limestone and oxygen consumption. Also recommended is that Hycroft obtain solid separation data and flocculant requirements, optimize cyanide consumption and reagent use in cyanide destruction.

Hycroft Mine	Page 6
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2INTRODUCTION
2.1Overview
This Technical Report Summary summarizes the results of an Initial Assessment and supports the disclosure of mineral resources at the Mine located in northwestern Nevada. The work has been prepared at the request of Hycroft Mining Holding Corporation (Hycroft). The report follows the requirements and outline as described in the U.S. Securities and Exchange Commission ruling S-K Subpart 1300 (S-K1300). This mineral resource estimate has been completed by Ausenco Engineering USA South Inc. (Ausenco), Independent Mining Consultants, Inc. (IMC), and WestLand Engineering & Environmental Services, Inc. (Westland). Employees of IMC and Ausenco who have worked on and approved this mineral resource estimate are Qualified Persons as defined in SK-1300.
There are three major changes to the Project that have necessitated an update to the statement of mineral resources:
1)    An updated understanding of the mineral processing options including new processing costs, percent recoveries and associated assumptions;
2)    Corrections and updates to the drillhole database; and
3)    Updates to the geologic and grade interpretation.
This Technical Report Summary supersedes all previous technical studies, including the last statement of mineral resources with an effective date of July 31, 2019.
The mineral resource is based on information provided by Hycroft which has been checked and validated wherever possible by IMC. The calculations and interpretations presented here are the work of IMC, who takes responsibility for the published mineral resource.
Some sections of this report were published previously as part of the previous Technical Reports and are listed below in Section 2.6. The sections of these reports which were utilized have been reviewed by both IMC and Ausenco in sufficient detail so that Qualified Persons at IMC and Ausenco have assumed responsibility for this work.
Hycroft staff have provided all requested information and have worked with IMC and Ausenco in an open and transparent manner throughout the Project period.
This report uses imperial units including troy ounces for gold and silver, throughout. Occasional use of non-imperial units will be clearly noted and explained in text when they occur. Tons means short tons of 2000 lbs. Ktons means 1000 short tons. Precious metal grades are presented in units of troy ounces per short ton (oz/ton).
2.2Qualified Persons
Below is a list of the firms that acted as Qualified Persons (QPs) in the preparation of this Technical Report Summary:
•Ausenco Engineering South USA, Inc. is responsible for sections 1.1, 1.2, 1.3, 1.5, 1.8, 1.10, 1.11, 2, 3.1, 3.2, 3.3, 3.4, 3.5, 3.7, 3.8, 4, 5, 10, 21, 23.1, 23.3, and portions of sections 22, 24, and 25.
•Independent Mining Consultants, Inc. is responsible for sections 1.4, 1.6, 1.7, 1.9, 6, 7, 8, 9, 11, 20, 23.2, and for portions of sections 22, 24, and 25.
•WestLand Engineering & Environmental Services, Inc. is responsible for subsection 3.6.
2.3Site Visits
Ausenco field experts completed a site visit of the Hycroft property on April 8, 2021 to inspect the existing infrastructure.
IMC Qualified Persons, John Marek P.E. and Anh D. Nguyen, P.E. visited the Hycroft property on August 5, 2021. Their purpose was to review the existing core and logs.
2.4Effective Dates
The overall Report effective date is taken to be the date of the updated mineral resource estimate is February 18, 2022.

Hycroft Mine	Page 7
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2.5Sources of Information and References
The authors sourced information from documents listed in the References section of this report (Section 24).
2.6Previous Technical Report
Hycroft Mining Holding Corporation previously filed the following Technical Report Summary:
•Newman, S., DeLong, R.F., Clarkson, B. M., Carew, T., Hartmann, M., Technical Report Summary: Heap Leaching Feasibility Study. Prepared by M3 for Hycroft Mining Corporation, Effective date: July 31, 2019.
Hycroft Mining Corporation previously completed the following Technical Report that was prepared in accordance Canada’s National Instrument 43-101 Standards of Disclosure for Mineral Projects:
•Ibrado, A.S., Roth, D.K., Snider, J.W., Brown, R.A., Harris, D.A., Pennstrom, W.J., Peterson, A.T. NI 43-101Technical Report Mill Expansion Feasibility Study, Winnemucca, Nevada, USA. Prepared by M3 for Allied Nevada Gold Corp., Effective date: November 03, 2014.

Hycroft Mine	Page 8
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2.7Units and Abbreviations
Table 2-1:    Unit Abbreviations

Unit	Description
ac	acre
asl	above sea level
Axb	Hardness of ore in term of impact breakage, unitless
B	billion
Btons	billion short tons
bgs	below ground surface
°C	Celsius
D	day
°F	Fahrenheit
fasl	feet above sea level
ft	feet
G	gravity
g	gallon
gpm	gallons per minute
g/y	gallons per year
Hp	horsepower
in.	inch
Kg.	kilogram
ktons	kilo short tons
kV	kilovolt
lb	pound
M	million
mi	mile
mi2	square mile
Mm	millimeters
Mtons	million short tons
Min.	minute
Moz	Million ounces
oz	ounce
oz/ton	ounces per short ton
oz/g	ounces per gallon
pcf	pounds per cubic foot
ppm	parts per million
psig	gauge pressure
ton	short ton
ton/d	short tons per day
US$	United States dollars
wt/wt	weight percent
%	percent

Hycroft Mine	Page 9
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 2-2:    Name Abbreviations

Name	Description
AAO	Atmospheric alkaline oxidation
Ag	silver
Au	gold
Ausenco	Ausenco Engineering USA South, Inc.
BLM	Bureau of Land Management
BMRR	Bureau of Mining Regulation and Reclamation
CCD	Countercurrent decantation
CFR	Code of Federal Regulations
CS	Carbon Steel
Duval	Duval Corporation
EA	Environmental Assessment
EIS	Environmental Impact Statement
EMS	EM Strategies
G&T	G&T Kamloops Laboratories
Golder	Golder Associates USA Inc., a member of WSP
Hazen	Hazen Research Inc.
Hycroft	Hycroft Mining Holding Corporation
ICP	Inductively coupled Plasma
IMC	Independent Mining Consultants, Inc.
KCA	Kappes, Cassiday & Associates
LECO	Laboratory Equipment Corporation
LOM	Life of Mine
Mill+ConcPOX	pressure oxidation treatment of the concentrates
MSHA	Mine Safety and Health Administration
MWWAI	Michael W. West and Associates Inc
NaHS	Sodium hydrosulfide
NAC	Nevada Administrative Code
NaCN	Sodium cyanide
NDEP	Nevada Department of Environmental Protection
NDOW	Nevada Department of Wildlife
NDWR	Nevada Division of Water Resources
NEPA	National Environmental Policy Act
NHLF	North Heap Leach Facility
NPI	Net Profits Interest
NPR	Net of Process
NRP	Nevada Reclamation Permit
PAX	Potassium amyl xanthate
POX	Pressure oxidation
QA/QC	Quality Assurance and Quality Control
RC	Reverse circulation
ROD	Record of Decision
ROM	run-of-mine
ROW	right-of-way
SEC	United States Securities and Exchange Commission’s

Hycroft Mine	Page 10
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

SEIS	Supplemental Environmental Impact Statement
SGS	SGS Minerals Service Lakefield
SK1300	U.S. Securities and Exchange Commission ruling S-K Subpart 1300
SRK	SRK Consulting (U.S.), Inc.
Tcm	The camel conglomerate
TMF	Tailings Management Facility
TRIFR	Total Reportable Incident Frequency Rate
TSG	Tertiary Sulfur Group
USFWS	United States Fish and Wildlife Service
QPs	Qualified Persons
WestLand	WestLand Engineering & Environmental Services, Inc.
Vista	Vista Gold Corporation

Hycroft Mine	Page 11
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3PROPERTY DESCRIPTION AND LOCATION
3.1Introduction
The Mine property is an existing gold and silver operation located 54 miles west of Winnemucca in Humboldt County and Pershing County, Nevada, as shown in Figure 3-1. The Mine property is accessible via Nevada State Route 49 (Jungo Road), an all-weather, unpaved road that is maintained by Humboldt County and Hycroft. A major east–west railway runs immediately adjacent to the property.
The Mine property straddles Townships 34, 35, 35½ and 36 North and Ranges 28, 29 and 30 East (MDB&M) with an approximate latitude 40°52’ north and longitude 118°41’ west. The mine is situated on the western flank of the Kamma Mountains on the eastern edge of the Black Rock Desert.
The Mine property consists of 30 private parcels with patented claims that comprise approximately 1,912 acres, and 3,247 unpatented mining claims that encompass approximately 68,759 acres. The combined patented and unpatented claims comprise approximately 70,671 acres. The mining claims are comprised of two primary properties, Crofoot and Lewis. The Crofoot and Lewis properties together include approximately 11,829 acres. The Crofoot property covers approximately 3,500 acres and is virtually surrounded by the 8,400 acres of the Lewis property.
Existing facilities on site include two administration buildings, a mobile maintenance shop, a light vehicle maintenance shop, a warehouse, three (3) Heap Leach Pads – Crofoot, North, and Brimstone, primary, secondary and tertiary crushing systems, two Merrill-Crowe process plants and a refinery. It is considered that existing components of the mine property would be utilized for future development. The Mine operates under permit authorizations from the BLM, NDEP, NDOW, NDWR and County agencies. At the date of this report, the company had approximately 80 employees at the mine.

Hycroft Mine	Page 12
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 3-1:    Hycroft Mine Property Location Map

OREGON
IDAHO
CALIFORNIA
UTAH
ARIZONA
Hycroft
Winnemucca
Jungo Rd.
SR447
Gerlach
SR49
80
Reno
Carlin Trend
Independence Group
Elko
80
Rabbit Creek Trend
Battle Mtn/ Eureka Trend
NEVADA
Las Vegas
Hycroft
Gold Trends

Source: Figure adapted from Hycroft, 2022

Hycroft Mine	Page 13
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3.2Property Ownership and Title In (Jurisdiction)
The mine is owned and managed by Hycroft Resources and Development, LLC, a wholly owned subsidiary of Hycroft Mining Holding Corporation.
3.3Land Status
Hycroft holds 3,247 unpatented mining claims, comprising 68,759 acres, located as follows:
•T36N, R29E, Sections: 28, 32, 33
•T36N, R30E, Sections: 19, 28-34
•T35 1/2N, R29E, Sections: 25, 26, 35, 36
•T35N, R29E, Sections: 1-3, 10-15, 21-28, 31-36
•T35N, R30E, Sections: 2-10, 15-23, 25-36
•T34N, R28E, Sections: 1, 2, 11, 12, 13
•T34N, R29E, Sections: 1-28, 33
•T34N, R30E, Sections: 2-11, 17-20, 29, 30
The company owns 30 private parcels (patented lode and placer claims) comprising 1,912 acres, located as follows:
•T35N, R29E, Sections: 24, 25, 35, 36
•T35N, R30E, Sections: 19, 30, 31
•T34N, R29E, Sections: 1, 2
Combining the patented and unpatented claims, Hycroft claims total approximately 70,671 acres and are depicted in Figure 3-2. Individual mining claims for each township range and section are presented in Appendix 1. Ausenco has defined the project centroid in the following mine grid coordinates:
•51 500 N
•20 500 E
This point is located central to all mine facilities. The project centroid shall be used to reference all other locations within 1 mile.
Much of the project area is located on un-surveyed public and private land for which the sections, ranges, and townships listed above have been interpolated. Patented claims have been surveyed (Wilson, 2008; Prenn, 2006). The following is a list of land acquisitions/transactions made over the years which constitute the entire Hycroft land claim package: has been assembled through a series of transactions:
•The Crofoot property and approximately 3,500 acres of claims were acquired by Vista in 1985.
•The Crofoot property, originally held under lease, is owned by Hycroft subject to a 4% Net Profits Interest (NPI) retained by the former owners, capped at total future payments of US$7.6 M.
•The Lewis property and approximately 8,700 acres of claims were acquired by Vista in early 1987.
•In 2006, approximately 13,100 acres of additional claims were staked by Vista. These claims are contiguous or proximate to the original Crofoot and Lewis claims.
From 2008 through end of October 2014, approximately 45,371 acres of additional claims were staked by Hycroft contiguous to the existing Hycroft claims.

Hycroft Mine	Page 14
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 3-2:    Hycroft Mine Claims Map

Hycroft Regional Claim Map

Type	Owner	Acerage
All Hycroft Claims	Hycroft	70,671
Patented Claims	Hycroft	1,912
Hycroft Leased Claims	Crofoot	3,716

36N28E
36N29E
36N30E
35HN28E
35HN29E
35N28E
35N29E
35N30E
34N28E
34N29E
34N30E
HUMBOLDT COUNTY
BLACK ROCK DESERT WILDERNESS
USGS The National Map: National Boundaries Dataset, 3DEP Elevation Program, Geographic Names Information System, National Hydrography Dataset, National Land Cover Database, National Structures Dataset, and National Transportation Dataset; USGS Global Ecosystems; U.S. Census Bureau TIGER/Line data; USFS Road Data; Natural Earth Data; U.S. Department of State Humanitarian Information Unit; and NOAA National Centers for Environmental Information, U.S. Coastal Relief Model. Data refreshed May, 2020.

N
E
S
W
0 0.75 1.5 3 4.5 6
Miles

Explanation

Township and Sections

- Nevada Sections

Type

- All Hycroft Claims
- Patented Claims
- Rosebud Claims

Layer

- Hycroft Claims
- Rose Bud Claims
- Hycroft Patent Claims

Source: Figure prepared by Hycroft, October 2021.

Hycroft Mine	Page 15
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Payment of annual claim holding fees to the BLM and Humboldt and Pershing Counties are made every third quarter (Q3). Payments are current through the 2020-2021 claim years, with US$589,944 paid in Q3 2021. Payment of annual land holding fees and taxes is required to continue to hold the Hycroft property in good standing.
Hycroft controls all surface and mineral rights within the Hycroft mineral resource area. No further land acquisition is required for operation of the mine and processing facilities as presently designed.
Figure 3-3 shows the property layout including site facilities, mine workings, leach pads and waste dumps.
Figure 3-3:    Current Property and Facilities Layout (2021)

N
Union Pacific Railroad
Jungo Road
Merrill-Crowe
Crushing Plant
Ancillary Buildings
Jungo Road
0
0.13
0.25
0.5
0.75
1
Miles

Source: Figure prepared by Hycroft, 2022.

Hycroft Mine	Page 16
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3.4Property Agreements and Royalties
The original owners of the Crofoot property have a retainer of 4% NPI. In 1996, the lease/purchase agreement was amended to provide for minimum advance royalty payments of US$120,000 on January 1 of each year in which mining occurs on patented and unpatented claims. The sum of payments for the Crofoot property is capped at US$7.6 M, of which US$3.0 M has been paid through December 2021. An additional $120,000 annually is due if ore production exceeds 5 Mtons from the Crofoot property on either patented or unpatented claims in any calendar year. All advanced royalty payments are taken as a credit against the 4% NPI. Table 3-1 shows the royalty amount and other annual land holding costs.
Table 3-1:    Hycroft Annual Land Holding Costs

Month Due	Lessor	Type	Amount
Jan., Apr., Jul., & Oct.	Crofoot[1]	Advance Royalty	US$120,000
Monthly	Sprott Royalty	Net Smelter Return Royalty	1.5% NSR
August-October	U.S. BLM, Humboldt & Pershing Counties	Claim Fees	US$589,944
1 The Crofoot royalty is a minimum of $120,000 due in January but is only payable if mining occurs.
2 The Sprott royalty is equal to 1.5% of Net Smelter Returns free and clear of withholding taxes or similar taxes.
3.5Water Rights
Hycroft controls a total of 13 separate water right permits administered by the NDWR. These permits are held in ownership either by Hycroft, or by other private parties and leased to Hycroft. Water resources to support the Mine are controlled under 11 permits in the Black Rock Desert Basin totaling 21, 457.95 acre feet per year (6.99 billion gallons per year). Two of these water permits are outside the Black Rock Desert Hydrographic Basin and used to support construction maintenance of Jungo Road with Humboldt County.
3.6Liabilities & Encumbrances
The consolidated financial statements of Hycroft Mining Holding Corporation set forth its material liabilities as of the date of such financial statements.  The assets of Hycroft Mining Holding Corporation and its subsidiaries (collectively, the “Company”) are subject to encumbrances and obligations, including encumbrances and obligations under and associated with the (i) the Amended and Restated Credit Agreement dated as of May 29, 2020 by and between the Company and Sprott Private Resource Lending Corp. and certain of its affiliates; (ii) the Sprott Royalty Agreement dated May 29, 2020 by and between the Company and Sprott Private Resource Lending II (Co) Inc.; (iii) the subordinated debt issued under the Omnibus Amendment to Note Purchase Agreement and Exchange Agreement dated as of May 28, 2020 by and among the Company and the subordinated debt holders; and (iv) royalty payment obligations associated with the Crofoot claims.
3.6.1Environmental Liabilities
Gold production began on the property in 1983 and continued through 1985 when Standard Slag opened the Lewis Mine. There was a brief gap in mining until Hycroft acquired the Lewis Mine and the Crofoot claims and recommenced mining in 1988. Mining operations continued until 1998 when mining was placed on standby due to low metal prices. Process operations continued until 2004 when the property was placed on care and maintenance.
Efforts began in 2003 to update the Reclamation Plan, associated cost estimate, and related amount of surety bond posted with the BLM. During the years December 31, 2011 and 2012, Hycroft increased collateral account balances to support additional surety bonds for the benefit of the BLM. These additional surety bonds allowed Hycroft to continue operations at the Mine and to expand exploration activities outside of the Mine. In 2011, Hycroft received a reimbursement of US$0.5M related to reclamation costs that had been paid out.
In January 2014, the BLM approved an updated reclamation cost estimate allowing for the phased bonding of the expansion activities. The required bond amount was lowered from US$63 M to US$58.3 M. Hycroft has entered into Surface Management Surety Bonds with insurance companies that meet the financial requirements of the BLM to comply with the total requirement of US$58.3 M as detailed in the September 2013 reclamation cost estimate that requested the phasing of the mill expansion activities. Additionally, Hycroft has posted an exploration bond with the BLM in the amount of US$1.0 M.

Hycroft Mine	Page 17
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3.6.2Mine Safety Disclosures
The operation of the Mine is subject to regulation by the Federal Mine Safety and Health Administration (MSHA) under the Federal Mine Safety and Health Act of 1977 (the Mine Act). MSHA inspects the Mine on a regular basis and issues various citations and orders when it believes a violation has occurred under the Mine Act. In 2021, MSHA issued forty-one (41) citations and five (5) of those were “Significant and Substantial" Violations under §104(a) citations. The citations were issued to Hycroft, but a majority of those were issued to the contractors. Nevertheless, fines totaled over US$30,000 including citations and orders issued to contractors. In 2020, MSHA issued eighty-nine (89) citations; of those, twenty-five (25) were “Significant and Substantial" Violations Under §104(a) totaling over US$30,000, including citations and orders issued to contractors. The proposed assessments as of and for the year ended December 31, 2021, were taken from the MSHA Mine Data Retrieval System.
Hycroft mandated mine safety and health programs include employee and contractor training, risk management, workplace inspection, emergency response, accident investigation, and program auditing with a goal to have zero workplace injuries and occupational illness. The Mine’s Total Reportable Injury Frequency Rate per 200,000 man-hours worked including contractors (TRIFR) was 0.64 on December 31, 2021. On December 31, 2020, the Mine’s TRIFR was 2.30.
3.6.3Operating Permits
The Mine operates under permit authorizations from the BLM, NDEP, NDOW, and NDWR. All operating and environmental permits, approved by the BLM, NDEP, NDOW and NDWR, are in good standing for mining operations at the Mine. Table 3-2 summarizes the operating permits while Table 3-3 shows the miscellaneous permits for the property.
Table 3-2:    Hycroft Operating Permits

Operating Permits	Issuing Agency	Number	Status
Plan of Operations	BLM	NVN-064641	Current
Mercury Operating Permit to Construct	NDEP - BAPC	AP1041-2255	Current
Class I Air Quality Operating Permit to Construct	NDEP - BAPC	AP1041-2974	Current
Class I Air Quality Operating Permit to Construct	NDEP - BAPC	AP1041-3344	Current
Class I Air Quality Operating Permit to Construct	NDEP - BAPC	AP1041-3269	Current
Permit to Operate a Public Water System	NDEP - BSDW	HU-0864-12NTNC	Current
Class II Air Quality Permit	NDEP - BAPC	AP1041-0334.05	Current
Water Pollution Control Permit-Crofoot Project	NDEP - BMRR	NEV60013	Current
Water Pollution Control Permit-Brimstone Project	NDEP - BMRR	NEV94114	Current (Application Shield)
Bioremediation Facility Permit	NDEP - BMRR	GNV041995-HGP15	Superseded by Water Pollution Control Permit
Reclamation Permit	NDEP - BMRR	134	Current
Mining General Stormwater Pollution Prevention Permit	NDEP - BWPC	R300000: MSW-177	Current
Class III Landfill Waiver	NDEP - BSMM	F-346	Current
Artificial Pond Permit (Brimstone Process Ponds)	NDOW	S34481	Current
Artificial Pond Permit (Crofoot Process Ponds)	NDOW	S36665	Current
Artificial Pond Permit (North Process Ponds)	NDOW	S36661	Current
General Onsite Sewage Disposal System	NDEP - BWPC	GNEVOSDS09	Current
Septic Onsite Disposal	NDEP - BWPC	GNEVOSD09L-00418	Current
Dam Safety Permit (Crofoot Process Ponds)	NDWR	J-273	Current
Hazardous Materials Storage Permit	NV State Fire Marshall	8250	Current
Special Use Permit	Pershing County	SUP 12-04	Current
Special Use Permit	Humboldt County	UH-12-04	Current

Hycroft Mine	Page 18
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 3-3:    Hycroft Miscellaneous Permits

Operating Permits	Issuing Agency	Number	Status
Microwave Repeater; Sec. 29, 30	BLM	NVN46292	Current
ROW Wells/Pipeline/Power Line; Sec. 3	BLM	NVN46564	Current
ROW 2 Wells/Pipeline/Power Line	BLM	NVN46959	In renewal
ROW Road & Waterline (Old Man camp to Lewis)	BLM	NVN39119	In renewal
ROW Crofoot pipeline	BLM	NVN44999	In renewal
ROW 24 kV Aerial Powerline, Lewis/Floka	BLM	NVN54893	Current
Kamma Peak Station	FCC	WNER344	Current
Sulfur Mine Station	FCC	WNER345	Current
Winnemucca Mountain Station	FCC	WNER346	Current
Base Station & 45 Mobile Units	FCC	WNKK336	Current
Operating and miscellaneous permits that require annual maintenance fees are shown in Table 3-4. Fixed annual fees are required for storm water and public drinking water system permits based upon the current Nevada regulatory structure. The other annual fees are based on annual mining production, quantities and types of chemicals stored on site, existing and permitted surface disturbance, and the level of actual and permitted air emissions. The variable fees shown are based upon the 2021 operational conditions.
Table 3-4:    Hycroft Permits and Annual Fees

Permit and Fee Description	Annual Amount (US$)
Air Quality Operating Permit AP1041-0334.052	$3,312
Air Quality Operating Permit AP1041-2255	$14,401
Air Quality Operating Permit AP1041-2974	$22,082
Air Quality Operating Permit AP1041-3344	$14
Reclamation Permit	$30,000
Nevada Radioactive Material License	$1,100
Stormwater Permit	$200
Artificial Pond Permit	$8,750
Water Pollution Control Permit NEV94114	$20,000
Water Pollution Control Permit NEV60013	$20,000
State Fire Marshall	$150
Public Drinking Water System	$225
Septic System Permits	$600
Toxic Release Inventory Annual Fee	$3,000
Nevada LP-Gas License	$450
TOTAL	$124,284
Hycroft currently holds six ROW leases and two exploration notices with the BLM, as described in Table 3-5 along with fees and renewals.

Hycroft Mine	Page 19
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 3-5:    Right-of-Way Payment and Renewal Schedule

ROW Number	Annual Payment Amount (estimated)	Payment Date	Expiration Date
NVN46292	$125	01/01/22	12/31/2048
NVN46564	$100	01/01/22	12/31/2046
NVN46959	$600	01/01/22	01/01/2023
NVN39119	$400	01/01/22	01/01/2023
NVN44999	$300	01/01/22	01/01/2023
NVN54893	$200	01/01/22	10/10/2025
3.6.4Hycroft Expansion Permitting and Timelines
Hycroft submitted a Plan of Operations for an expansion of its heap leach facilities, open pits and waste rock facilities to the BLM in April 2010. A major modification to the State Water Pollution Control Permit was submitted in 2011 for the process components that included engineering design reports from Golder Associates. The permit modification was issued in August 2012. An amended Plan of Operations that included a rail spur, open pit expansion and processing complex was submitted to the BLM in August 2012. The BLM determined that an Environmental Assessment (EA) was required, deemed the Plan of Operations complete, and initiated public scoping in December 2012. In March 2013, NV Energy submitted a ROW application for the power line associated with the Hycroft Mill. The BLM determined that this action should be analyzed with the Hycroft EA. Approval was received in December 2014. The permits required to construct and operate the crushing system and to begin mill construction were received in 2012. The air quality permit for operation of a mill was submitted in December 2012 and issuance was received in late 2013.
The Plan of Operations for a rail spur, open pit expansion and processing complex, that included a TMF and expanded Heap Leach Facility, was completed in December 2014, with the BLM issuance of the Record of Decision authorizing the proposed action received in January 2015. A major modification to the State Water Pollution Control Permit was submitted in 2011 for the process components that included engineering design reports from Golder Associates. The permit modification was issued in August 2012. All other permits required for the heap leach expansion have been received.
A Plan of Operations for the proposed southeast location of TMF, mining below the water table and expanded facilities was submitted to the BLM in April 2014. The BLM determined that a Supplemental Environmental Impact Statement (SEIS) was required. In October 2019, the BLM issued a record of decision on the SEIS permitting the new TMF location, expanded facilities and deeper pit depths.
In December 2010, Hycroft submitted a minor modification to the NDEP which proposed increasing the permitted processing rate from 10 Mtons per year to 12 Mtons per year. This modification was approved in February 2011. In May 2011, Hycroft proposed a major modification to build a new heap leach pad on the site of the closed Lewis pad and to increase the processing rate to 30 Mtons/y. This modification was approved by the NDEP in December 2011. In January of 2012, Hycroft submitted another major modification to construct a heap leach facility on the south extent of the property. The facility was referred to as the South Heap Leach Facility (SHLF). Around the same time, Hycroft submitted a modification proposing to add both a north and south processing area, increasing the Brimstone and Lewis Heap Leach Pads permitted height to 400 ft, and increasing the permitted processing rate to 36 Mtons of ore per year. Both modifications were approved by the NDEP in September 2012. Later, in December 2012, Hycroft submitted a minor modification proposing to add a Merrill-Crowe facility at the North Process Area. NDEP approved this modification in May 2013. In March of 2013, Hycroft submitted another modification to construct a combined heap leach and tailings storage facility, referred to as the South Processing Complex (SPC), in the same location as the previously permitted SHLF. The SPC uses the new SHLF, constructed in a horseshoe shape, to provide the embankment for the Southeast TMF located in the central portion of the new SHLF. Also, as part of this modification, Hycroft proposed the construction of a mill and related facilities for processing high-grade ore at an approximate throughput of 65,000 tons per day (ton/d) during Phase 1 to a final phase capacity of 132,000 ton/d. Tailings were proposed to be pumped to the TMF at the South Processing Complex. These 2013 major modifications were approved by the NDEP until August 2017.
In September 2014, Hycroft submitted a minor modification to expand the Brimstone-North Heap Leach Facility to the southeast by approximately 80 acres including an additional Event Pond at the existing North Area Merrill-Crowe facility. NDEP approved these minor modifications in March 2015.

Hycroft Mine	Page 20
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

In April 2019, Hycroft submitted a major modification to construct a new heap leach facility named Hycroft Heap Leach Facility Stage 1 (Stage 1 HLF) north of the North Processing Facility. The Stage 1 HLF will have a storage volume of 29 Mtons and is the first stage of the larger facility (Hycroft HLF) with a storage capacity of 550 Mtons. The ultimate footprint of the Hycroft HLF will cover approximately 925 acres, the Stage 1 footprint is approximately 390 acres including the ponds, channels, and roads. Of this area, 234 acres will be geomembrane lined, with the HLF pad comprising 204 of these acres. Pregnant solution collected from the pad will be pumped to the existing North Merrill-Crowe process facility for precious metals recovery. The Barren solution from the North Merrill-Crowe facility will then be returned to the top of each lift and applied over a designated cell area using a drip and sprinkler system. The major modification was approved by NDEP in July 2020.
Currently, Hycroft has all permits required to restart the Mine and recently received the Federal Record of Decision for the Phase II Environmental Impact Statement supporting the LOM pit development.
•Received Record of Decision from BLM for EIS (10-22-19):
◦Current operating plan is fully permitted.
◦Existing operating permits will be amended as new facilities/infrastructure are required.
◦EIS allow for flexibility:
▪Expanded pits.
▪Construction of a tailings management facility to the south of the property, if needed.
•Phase 1 of the new leach pad is permitted.
•Phase 1A of the new leach pad is constructed and will complete electrical when needed, but not expected before late 2022.
•Phase 1B of the new leach pad and future phases will be planned for construction from cash flows when needed.
Any future expansion activities recommended in this Technical Report Summary will require multiple federal, state and local permits. The U.S. Fish and Wildlife Service (USFWS)will require modification to the Golden Eagle Take Permit for the NE TMF and extensions of the South (Vortex) Dump.
3.6.5Crofoot Heap Leach Facility Closure
NDEP approved activities associated with the closure of the Crofoot processing facilities and ponds submitted under an updated Final Permanent Closure Plan in November 2017 and the Crofoot processing facilities permitted in Water Pollution Control Permit NEV60013. Facilities that closed under this plan included the Crofoot heap leach pad and associated processing components. Construction of a drain-down collection system was completed in 2012. Although regrading of the Crofoot heap leach pad was initiated in 2017, there remains significant earthworks, grading and growth medium application, yet to be completed before the pad can be closed.
3.7Environmental Considerations
The Hycroft area has been surveyed for surface water resources, including Waters of the United States, biological resources, cultural resources, and groundwater resources. The Golden Eagle (Aquila chrysaetos) is known to occur adjacent to the Hycroft Project. Hycroft is working with the BLM and the USFWS on the management of this species.
3.8Social License Considerations
Social and community impacts have been and are being considered and evaluated in the NEPA process. Potentially affected Native American tribes, tribal organizations, and/or individuals are consulted during the preparation of all plan amendments to advise on proposed projects that may have an effect on cultural sites, resources, and traditional activities. Potential community impacts to existing population and demographics, income, employment, economy, public finance, housing, community facilities, and community services are also evaluated during NEPA review processes. There are currently no social or community issues that materially impact Hycroft’s ability to extract mineral resources.

Hycroft Mine	Page 21
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

4ACCESSIBILITY, CLIMATE, LOCAL RESOURCES, INFRASTRUCTURE AND PHYSIOGRAPHY
4.1Access
The Mine and its related facilities are located 54 miles west of Winnemucca, Nevada along State Road No. 49 (Jungo Road), a good quality, unpaved road. Access is also possible from Gerlach via Jungo Road, Imlay or Lovelock by dirt roads intersecting Interstate 80. Winnemucca is a commercial community on Interstate 80 where a majority of the Mine’s employees are likely to reside. Winnemucca is 164 miles northeast of Reno, Nevada. The town is served by a transcontinental railroad and has a small public airport and there are adequate room, boarding and dining facilities.
4.2Climate
The climate at the Mine is classified as arid, with an average precipitation of 7.7 inches per year; most of which occurs during the winter and spring months. Winds are generally light with an occasional dust or sandstorm, particularly in the spring.
Temperatures are moderate during the summer ranging from 50ºF at night and to above 90ºF during the day. Winter temperatures average 20ºF at night and 40ºF during the day. The average range between the highest and lowest daily temperatures is 30 to 35ºF as a result of strong surface heating during the day and rapid nighttime cooling due to the dry air. The Mine has not reported experiencing major delays in production due to inclement weather and operates year-round.
4.2.1Local Resources and Infrastructure
Existing infrastructure at the Mine consists of the following: a truck shop, a maintenance building, a laboratory, ore crushing facilities, an administration building, and other service-related structures. Power is supplied to the site from nearby power lines that are fed directly from the main power grid and there is a modern communications system including cellular connections. Potable water is sourced from a well located approximately one mile south of the Crofoot Heap. A major east–west railway passes through the Hycroft claim position.
The Mine is in a well-known mining jurisdiction near several towns including Winnemucca, Gerlach and Lovelock. The Mine’s workforce primarily lives in Winnemucca (Humboldt County) and Lovelock (Pershing County).
Initial surveys indicated that the town of Winnemucca has the required infrastructure (short- and long-term rooming and boarding facilities, dining establishments, shopping, emergency services, schools, etc.) to support the maximum workforce and dependents. The Mine has always been successful in filling positions with qualified mining personnel from all over the country.
Currently, the Mine operates three production wells that are located four to five miles west of the mine, and a single potable well. These four production wells are the main sources of water for the mine site. All of the water rights are within the Black Rock Desert Hydrographic Basin, a recently designated basin. Water rights are shown in Table 4-1.
Hycroft controls sufficient land position and water rights to support all of its planned facilities and process water demands.

Hycroft Mine	Page 22
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 4-1:    Hycroft Water Wells and Permitted Yearly Consumption

Application No.	Permit Diversion Limit (cfs)	Annual Appropriation Limit (acre-ft)	Point of Division
81228	0.4	14.83	T34N R29E S3
81226	3.2	724.79	T35N R29E S31
81225	3.2	303.43	T35N R29E S31
81227	2.0	1,448	T35N R29E S31
81224	2.0	1,448	T34N R28E S1
81408	5.4	3,890	T35N R29E S31
81409	5.4	3,890	T35N R29E S31
84477	0.3	177.9	T35N R29E S31
82274	10	4,096	T35N R29E S31
82355	3.3	2,050	T35N R29E S31
82356	5.6	3,415	T34N R28E S1
Total	40.8	21,457.95
A fully developed project will include plans to develop access and haul roads to new processing facilities, a tailings management facility, and additional waste rock storage dumps.
Furthermore, the development of a rail spur is recommended off the existing rail line for the receipt of grinding media, fuel, reagents, and other supplies.
A power study is needed to be conducted to upgrade the existing power at the site in the event that a fully developed processing plant is proposed.
4.3Seismicity
In 2012, Michael W. West and Associates Inc. (MWWAI) completed a review of the Hycroft deterministic seismic hazard assessment (DSHA). MWWAI concluded that historical seismicity in the vicinity of the site is low to moderate with no relation to mapped faults. No faults in the project area are classified as “active/capable” based on an unequivocal association of instrumentally recorded earthquakes in the last approximately 50 years. MWWAI stated that a comparison of the USGS national probabilistic seismic hazard model to deterministic and probabilistic floating earthquake PGAs show reasonable agreement. MWWAI recommends the use of the deterministic and probabilistic PGAs presented in the DSHA.

Hycroft Mine	Page 23
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

5HISTORY
5.1Property History
Mining at the Mine began in 1983 with a small heap leach operation known as the Lewis Mine. In 1987, Vista acquired the Lewis Mine and in 1988, they acquired the Crofoot Mine. The Mine was comprised of various open pits on the property (e.g., the Bay, South Central, Boneyard, Gap and Cut-4 pits along the Central Zone and Brimstone) and produced approximately 1.2 Moz of Au and 2.5 Moz of Ag from 1983 to December 1998 when the operations were suspended due to low Au prices at the time (< $300/oz). An additional 58,700 ounces of Au was produced from the leaching and rinsing of the heap leach pads from 1999 through 2004, after the mine had been placed on a care and maintenance program. The remaining leasehold interest in the Lewis property was purchased by Vista in December 2005, in consideration of the US$5.1 M payment, resulting in the elimination of the 5% NSR royalty on Au and 7.5% NSR royalty on Ag.
In May 2007, Vista’s Nevada-based holdings were spun out into Allied Nevada Gold Corp. The Hycroft Mine was included as part of the transfer of ownership allowing Allied Nevada to explore, expand, and further develop the resources at the Mine. In September 2007, Allied Nevada’s Board of Directors approved the reactivation of the Mine, and a year later in December 2008, the Mine had produced its first doré which was shipped to an offsite refinery for final processing, yielding Au and Ag bullion. Permitting to construct a new refinery was received and completed at the Brimstone plant site by June of 2009. By the end of 2009, the Mine was achieving the forecasted ore production capacity. In 2010, the mine began an expansion program which included the construction of a 21,000 gallon per minute Merrill-Crowe processing plant, a three-stage crushing facility and upgrades to their solution pumping capacity. With the construction of the North leach pad complete in 2013, the total leach pad surface area at the Mine had increased to over 20 million square ft including the Brimstone and Lewis leach pads. Active mining ceased again in June 2015 due to low metal prices yet leaching of the mined ore continued through 2018.
On October 22, 2015, Allied Nevada emerged from its financial restructuring and changed its name to Hycroft Mining Corporation.
In late 2018, Hycroft began construction of new pads for demonstration of heap oxidation and leach process in a commercial setting. Additionally, Hycroft began preparing the mine and mining equipment for a restart. Active mining began again in April 2019, from 2019 to November 10, 2021, only oxide ore has been placed on the new leach pads during this time with production of Au and Ag continuing through to present. Transition and sulfide materials, when encountered, during active mining were set aside for future processing.
5.2Mining History
The earliest recorded mining in the Sulfur District, where the Mine is located, began in the late 1800’s following the discovery of significant native sulfur deposits (Couch and Carpenter, 1943; Wilden, 1964). Mining of native sulfur was sporadic from 1900 to 1950 with over 181,488 tons of sulfur ore, grading approximately 20-35% sulfur, mined and milled (McLean, 1991).
In addition to sulfur, high-grade Ag mineralization, consisting of nearly pure seams of cerargyrite (AgCl), was discovered in 1908 at Camel Hill (Vandenburg, 1938). Assays up to 3,439 oz/ton Ag and 0.362 oz/ton Au were reported (Jones, 1921). Ag mining ceased in 1912 with an estimated 165,375 Ag ounces produced. Minor Ag mining also occurred along the East Fault at the Snyder Adit, and Ag samples as high as 66 oz/ton (Friberg, 1980) and 29 oz/ton (Bates, 2001) were reported.
During the First World War, three 6- to 8-foot-wide veins of nearly pure alunite were mined in the southern part of the Sulfur District (Clark, 1918). In 1931, several hundred tons of alunite were mined as a soil additive (Fulton and Smith, 1932). Vandenburg estimated that 454 tons of alunite was shipped to the west coast to be used as fertilizer (Vandenburg, 1938). From 1941 to 1943, cinnabar was mined from small pits in the exposed acid leach zone (Bailey, 1944). Total mercury production during this period is estimated at 1,900 lbs (McLean, 1991).

Hycroft Mine	Page 24
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

5.3Exploration History
In 1966, the Great American Minerals Company began extensive exploration for native sulfur in the area of the Mine. Approximately 200 shallow holes were drilled, and numerous trenches were dug (Friberg, 1980). In 1974, Duval drilled 20 holes on the Hycroft property in search of a Frasch-type sulfur deposit (Wallace, 1980). Duval found no evidence of a sulfur deposit at depth but did report elevated Au and Ag values. Duval drilled two core holes (DC-1 and DC-2) and 18 rotary holes (DR-3 through 20) (Ware, 1989).
In 1977, the Cordex Syndicate mapped and rock chip sampled the Hycroft property, recognizing the potential for a bulk tonnage, low-grade precious metal deposit. In 1978, Homestake became interested in the property, recognizing similarities with the McLaughlin hot springs deposit in California. Homestake completed surface sampling and exploration drilling during 1981-1982, and although successful in defining an oxide Au/Ag mineral deposit, they forfeited the property in 1982. The following mineralization zones shown in Figure 5-1 have been characterized at the Mine.

Hycroft Mine	Page 25
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 5-1:    Predominant Mineralization Zones Identified for the Mine.

N
North Leach Pad
Jungo Road
Union Pacific Railroad
North Merrill-Crowe
Bay Pit
Boneyard Pit
Brimstone Leach Pad
Ancillary Area
West Splay Fault
Central Fault
Break Fault
East Fault
Ramp Fault
Range Fault
Central
Prill Fault
Crofoot Leach Pad
Fire Fault
South Brimstone Fault
Albert Fault
Brimstone Pit
Gap Pit
Camel Pit
Ice Fault
Vortex Pit
Camel Fault
Hades Fault
0
0.25
0.5
1
1.5
2
Miles
eoEye, Earthstar Geographics, CNES/Airbus DS, USDA, USGS, AeroGRID, IGN, and the GIS User Community

Source: Figure prepared by Hycroft Mining, 2022.

Hycroft Mine	Page 26
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

5.4Production History
Information on the production history of the Mine comes from Hycroft’s internal documents. Ore from the Lewis Mine was crushed and stacked on the Lewis leach pads in the north-central part of the Sulfur District. Approximately 259.2 Mtons of ore of a gold grade (AuFA) averaging 0.014 oz/ton was mined from 1983 to 2019 beginning with ore mined from the Lewis Mine followed by ore mined from the Bay, South Central, Boneyard, Gap and Cut-4 pits, and finally the north end of the Brimstone Pit producing over 2.082 Moz of Au.
The Crofoot leach pad (Pads 1 and 2) were constructed in 1987, and Pad 3 in 1992. Ore was placed on Pad 1 from 1988 to 1997, on Pad 2 from 1989 to 1997, and on Pad 3 from 1993 to 1997. Solutions from these pads were treated in the Crofoot Merrill-Crowe plant located on the northeast side of Pad 1.
Production from the Brimstone Pit was placed on the Brimstone pad (Pads 4 and 5) as ROM. Pad 4, constructed just south of the old Lewis pad, was completed in 1996. Loading of Pads 4 and 5 commenced in October 1996 and July 1997, respectively. A 2,800 gallon per minute Merrill-Crowe leach solution plant (the Brimstone Plant) was completed and put into operation in February 1997. The plant treated solutions from Pad 4. Pad 5 solutions were treated in the older Crofoot plant.
In May 2007, the Nevada-based holdings of Vista were spun out into Allied Nevada Gold Corp. The Hycroft Mine was included as part of the transfer of ownership allowing Allied Nevada to explore, expand, and develop the resources at Hycroft.
The Hycroft Mine was reactivated in September 2007 and produced its first doré in December 2008 reaching planned ore production by the end of 2009.
In 2010, the mine began an expansion program that included construction of the North Merrill-Crowe facility, a 21,000 gallon per minute Merrill-Crowe processing plant, and a three-stage crushing facility as well as upgrading their solution pumping capacity. In 2013, Hycroft initiated the construction/expansion of the North leach pad bringing the total leach pad footprint for the Brimstone, Lewis and North leach pads to more than 20 million square ft.
After commissioning the crushing facility in 2014, ROM ore was crushed prior to placement on the heap. Active mining was stopped again at the Mine in June 2015 due to low metal prices, but active leaching of previously mined ore continued through 2018. During this time, Allied Nevada emerged from its financial restructuring to become Hycroft Mining Corporation. In late 2018, Hycroft began construction of new leach pads. In April 2019, active mining began with a focus on transition and sulfide minerals but were set aside for future processing. The crushing facility was also utilized for production in 2019-2020. Only oxide ore was placed on the new leach pads during this time with production of Au and Ag continuing through until 2021.
From September 2007 through July 2019 metal sales have totaled approximately 900,000 oz of Au and 5.0M oz of Ag. Active mining ceased in 2015 and production at the Mine was terminated on November 11, 2021. Table 5-1 lists the annual sales in ounces of Au and Ag produced from the Mine’s heap leach operations over years 2019 through 2021. Annual sales in ounces of Au and Ag produced from the Mine’s heap leach operations over years 2019 through 2021 total approximately 90,000 ounces of Au and 570,000 ounces of Ag.
Table 5-1:    Au and Ag Sales from 2019 to 2021

Year	Annual Au Sales (oz)	Annual Ag Sales (oz)
2019	8,373	50,186
2020	24,720	135,293
2021	54,968	385,754
TOTALS	88,061	571,233

Hycroft Mine	Page 27
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

6GEOLOGICAL SETTING, MINERALIZATION, AND DEPOSIT
6.1Geological Setting
The Hycroft deposit is a low-sulfidation, epithermal, hot springs system that contains Au and Ag mineralization. Radiometric dates of adularia (potassium feldspar) indicate that the main phase of Au and Ag mineralization formed four million years ago (Ebert, 1996) when hydrothermal fluids were fed upward along high angle, normal faults. Low-grade Au and Ag mineralization was co-deposited with silica and potassium feldspar throughout porous rock types.
A subsequent drop in permeability, due to sealing of the system, led to over pressuring and subsequent repeated hydrothermal brecciation. Additional precious metal mineralization was deposited during this event as breccia zones, veins, and sulfide flooding.
Au and Ag mineralization was followed 0.4 to 2.0 million years ago by an intense event of high sulfidation acid leaching of the mineralized volcanic rocks coincident with a regional water table drop. This allowed steam heated sulfur gases to condense into sulfuric acid and leach the upper portion of the mineralized rocks.
Oxidation of sulfide mineralization occurs to variable depths over the deposit, depending upon proximity to faults, extent of acid leaching, and depth to water table. Sulfide content through the deposit is variable from 0% to 20%.
6.1.1Regional Geology
The Hycroft Mine is located on the western flank of the Kamma Mountains in the Basin and Range physiographic province of northwestern Nevada. The Kamma Mountains were formed during Miocene to Quaternary Epoch from the uplift of Jurassic basement rock and emplacement of Tertiary volcanic and sedimentary rocks. The stratigraphy along the western flank of the range is down-dropped to the west, along a series of north to northeast striking normal faults. These faults served as conduits of hydrothermal fluids that deposited the Hycroft mineralization.
The Hycroft property consists of Tertiary to Recent age, fault-controlled, low-sulfidation Au zones that occur over an area measuring approximately three miles in a north–south direction by two miles in an east–west direction. The zones are hosted in volcanic rock eruptive breccias, flows and conglomerates associated with the Tertiary Kamma Volcanics and sand to conglomeratic debris flows associated with the Tertiary Sulphur Group.
Younger rocks at the mine are Tertiary conglomerate, siltstone and fanglomerate of the Sulphur Group (locally termed “Camel Conglomerate”). These rocks are comprised of sediment eroded from the underlying Kamma Volcanics and Jurassic ALS Formation. The Sulphur Group is divided into three main units: a clast-supported coarse conglomerate, a matrix-supported conglomerate, and an underlying tuffaceous lake sediment. This unit outcrops throughout the mine site with increasing thickness to the west.
The older Kamma Group is exposed throughout the Kamma Mountains east of the Central Fault. It underlies the Camel Conglomerate. The volcanic package is comprised of siliceous to intermediate tuffs, coarse grained volcanic clastics, fanglomerates, eruption breccias and massive to flow banded rhyolites.
The Jurassic ALS Formation underlies the Kamma volcanic package. This formation consists of a thin bedded to laminated siltstone, with calcite cementing. ALS is exposed approximately three miles east of the deposit and is encountered only at depth in drilling at Hycroft. A generalized stratigraphic column for the Hycroft deposit area is presented in Figure 6-1. This stratigraphic column illustrates the formations of volcanic origin that host the deposit with notations for lithologies in each formation. The camel conglomerate (Tcm) of the Tertiary Sulfur Group (Tsg) has been broken out as a separate rock, in addition to those shown in Figure 6-1. The sub-group of the Tsg references lakebed sediments that are distinct from the Tcm.

Hycroft Mine	Page 28
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 6-1:    Stratigraphic Column for Hycroft Deposit Area

Period	Age in Mega-annum (Ma)	Symbol and Map Color	Description and Thickness
Quaternary	14,000 years to present	Qal	Quaternary Alluvium
Tertiary - Quaternary	16-1.8	Tcm, Tsg	Tertiary Sulfur Group: ▪ Alluvial Gravels ▪ Camel Conglomerate 0-400 ft ▪ Water-lain tuffaceous sediments 50-3,000 ft
			Basin and Range Faulting
Tertiary	28-16	Tk	Tertiary Kamma Mountain Volcanics 1,400-2,500 feet thick or more ▪ Volcaniclastic breccia/ conglomerate ▪ Massive Rhyolite ▪ Ash Fall Tuff ▪ Lithic Tuff ▪ Banded Rhyolite
			Fault Contact or Unconformity
Jurassic	200-145	Ja	Auld Lang Syne Formation Up to 300 feet intersected in drilling; over 25,000 feet thick regionally Base not exposed in Project area

Source: Figure prepared by SRK, 2019.
Seven major north-northeast trending, west dipping, normal fault zones appear to broadly control the distribution of Au and Ag mineralization as shown in Figure 6-2. From west to east, these fault zones are referred to as the Range, West Splay, Central, Break, Albert, Fire, and East faults. These major structures down-drop stratigraphy and also affect the distribution of alteration and mineralization. A post-mineral basin bounding fault appears to border the Camel Conglomerate and the adjacent Pleistocene Lahontan Lake sediments in the Black Rock Desert. Based on geophysics, this structure is approximately 1 to 2 miles west of the mine site. There are several east–west trending structures that appear to provide post-mineral offset to the deposit. These form a series of horst and grabens within the deposit footprint. Going from north to south, these faults include Cliff, Ramp, Prill, Camel and Hades Faults. Figure 6-2 is a north looking section through the Hycroft Mine showing structures, volcanic rock stratigraphy, and Au/Ag mineralization. There are also several other parallel fault zones that may have a significant impact on the localization of mineralization. The depth of oxide and mixed sulfide/oxide Au and Ag mineralization varies considerably throughout the area. Alteration at the deposit is dominated by acid leaching, silicification, argilization, and propylitization.

Hycroft Mine	Page 29
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 6-2:    Simplified East–West Cross-Sections through the Sulphur District
Source: Figure prepared by Allied Nevada, 2011.
6.1.2Local Geology
The deposit is typically broken into six major zones based on geology, mineralization, and alteration. These include Brimstone, Vortex, Central, Bay, Boneyard, and Camel Hill. The boundaries are typically major faults, namely Break, East, and Ramp.
6.1.2.1Brimstone
The stratigraphy at Brimstone includes up to 100 ft of alluvium, underlain by Camel Conglomerate rocks (0 ft to 400 ft), and Kamma volcanic rocks, as shown in Figure 6-3. ALS has been drilled at depth and is in fault contact (East Fault) with the overlying Kamma Volcanics. The Brimstone ore deposit is hosted primarily by Kamma volcanic rocks in the hanging wall of the East Fault. The volcanic rocks are principally eruption breccias, tuffs, rhyolites, and volcanic rocks proximal to vents, and overlie deformed and metamorphosed shale, sandstone, and siltstone of the ALS group. Kamma Volcanics are strongly altered in the hanging wall of the East Fault, whereas the same units are weakly altered to the east in the footwall of the fault.
At Brimstone, the East Fault is a north-northeast striking, west dipping, normal fault with repeated episodes of movement, including approximately 150 ft to 200 ft of alluvial offset. Where exposed in the Brimstone Pit, the fault clearly shows steep normal movement, with slickensides that plunge 80° to 85°. At depth the fault shallows to 45° to 60° and may merge with the Central and Break Faults. The fault may have originally served as a conduit to hydrothermal fluids. Only minor mineralization is noted footwall to the fault zone.
North of the Brimstone deposit, the east–west trending Ramp and Prill Faults appear to down drop favorable stratigraphy. Condemnation drilling of the leach pad to the north has shown only local zones of weak Au and Ag mineralization. To the south, the Brimstone Zone transitions to the Vortex Zone, with no apparent change in stratigraphy, but changes to alteration zonation.
Host rocks were highly altered by at least four phases of alteration. The relatively porous conglomerate and breccias were preferentially acid leached by late stage steaming hydrothermal acid vapors. Acid leach alteration extends to depths of 700 ft in some areas of the Brimstone deposit as seen in Figure 6-3, indicating that the water table was present below the base of the acid leached zone. A siliceous layer (basal acid leach), up to tens of feet thick, occurs at the base of the acid

Hycroft Mine	Page 30
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

leached material. Underlying the acid leaching is a layer of hydrothermal clay alteration, followed by silica potassium feldspar alteration. Pervasive silicification, veining and hydrothermal brecciation are generally found in the rhyolites and breccias.
Zones of silicification of limited thickness, oriented parallel to the East Fault, are present in the footwall zone. Alteration extends for 50 ft to 70 ft footwall to the fault, with pervasive silicification and quartz veining dominant.
Figure 6-3:    Brimstone Generalized Geology Cross-Section

Allied Nevada Gold Corp.
Hycroft Mine
Generalized Geology Cross Section
Brimstone to Central Area
Section 42675N
Looking Mine Grid North
NEVADA
Alluvium
Camel Conglomerate
Lacustrine Sediments
Kamma Volcanics
Jurassic Auld Lang Syne
Geologic Contact
Faults
Dashed where Inferred
West
East
6000 ft
5500 ft
5000 ft
4500 ft
4000 ft
3500 ft
3000 ft
2500 ft
16000E
18000E
20000E
22000E
24000E
Mine Dump
Camel Conglomerate
Central Pit
Surface Topography
Qal
Brimstone Pit
Camel Conglomerate
Lacustrine Sediments
CENTRAL FAULT
BREAK FAULT
ALBERT FAULT
Kamma Volcanics
FIRE FAULT
EAST FAULT
Jurassic Auld Lang Syne
Allied Nevada Gold Corp.
9604 Prototype Court
Reno, NV 89521
Hycroft Figure_7_4_Feb_2011.dwg
Feb 4, 2011
Drawn By: G.I.S. Land Services
Geology By:
Hycroft Exploration
0'
500'
1000'

Source: Figure prepared by Allied Nevada, 2011.
Au and Ag are spatially associated with fracture and breccia-controlled chalcedony sulfide mineralization. A subsequent acid alteration event produced the current distribution of oxidized and transition sulfide/oxide ore. The lower acid leach material hosts Au and Ag mineralization, as does the underlying silicified and veined volcanics.
Drilling has shown that mineralization extends to a depth of over 1,200 ft in the Brimstone Zone. Mineralization thickness (true width) is 200–1,100 ft thick and remains open to the west toward the Break Fault and transitions into Vortex to the south.
6.1.2.2Vortex
The stratigraphy in the Vortex Zone is correlative with those at the Brimstone Zone immediately to the north. Camel Conglomerate is underlain by tuffs, volcanic clastics, fanglomerates, and rhyolites of the Kamma Volcanics. The ALS is present, footwall to the East Fault, and appears to be in stratigraphic contact with the Kamma Volcanics, as seen in Figure 6-4.

Hycroft Mine	Page 31
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

The upper elevation at Vortex is hydrothermally clay (kaolinite) altered. Acid leaching is less prominent in Brimstone and is focused primarily along the East Fault. Strong silicification to depths greater than 1,500 ft is due to veining and phreatic hydrothermal brecciation. At least four mineralizing events are present as evidenced by crosscutting vein and breccia relationships. The hydrothermal venting may have contributed to the eruption breccias overlying the Brimstone Zone. Propylitic and/or clay alteration extends outboard of the silicification.
The mineralization at Vortex is of both vein and disseminated type, with brecciated and altered rhyolite rocks and volcanic clastics acting as favorable hosts. In addition to Au mineralization, high-grade Ag has been encountered at Vortex; with values ranging from 10 to 647 oz/ton. The predominant Ag minerals are pyrargyrite, naumannite and miargyrite, occurring both in veins, disseminated and coarse grains along fractures.
Oxide mineralization is present at a depth of approximately 500 ft below surface, with sulfide mineralization extending to 2,500 ft below surface. Mineralization thickness (true width) is 1,000 to 1,800 ft thick. Banded quartz veins with both high-grade Ag and Au have been noted in core. Drilling to date indicates that the high-grade zones are both high angle banded quartz veins and a more extensive flat lying, massive quartz zone containing visible pyrargyrite and miargyrite.
Figure 6-4:    Vortex to Camel Hill Generalized Section

West
East
Current Topography
Central Pit
Vortex
Qal
Camel Conglomerate
Camel Conglomerate
Lacustrine Sediments
Kamma Rhyolite
Kamma Volcanics
Jurassic Auld Lang Syne
CENTRAL FAULT
ICE FAULT
BREAK FAULT
ALBERT FAULT
FIRE FAULT
EAST FAULT
5000
4500
4000
3500
3000
2500
18000E
20000E
22000E
Allied Nevada Gold Corp.
Hycroft Mine
Generalized Geology Cross Section
Alluvium
Camel Conglomerate
Lacustrine Sediments
Kamma Rhyolite
Kamma Volcanics
Jurassic Auld Lang Syne
Geologic Contact
Faults
Allied Nevada Gold Corp.
Feb 4, 2011
Drawn By: G.I.S. Land Services
Geology By:
Hycroft Exploration
0' 250' 500' 750'

Source: Figure prepared by Allied Nevada, 2011.
6.1.2.3Bay and Boneyard
Mineralization in the Bay and Boneyard zones is hosted by gentle, west dipping Camel Conglomerate. Both clast-supported and matrix-supported conglomerate rocks host mineralization. The basal rock type is tuffaceous lake sediments, composed of fine-grained clay with minor layers of gravel and conglomerate extending to a depth greater than 1,100 ft as shown in Figure 6-5. Mineralization is primarily bedding controlled, with the Range and Central Faults as the main feeders. The Break Fault may also have zoning controls but is poorly drilled in this zone. Mineralized siliceous hot spring sinters have been historically mined indicating that this deposit represents the upper-most levels of a hot spring hydrothermal system.

Hycroft Mine	Page 32
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

The predominant alteration type at Bay is silicification. Acid leach alteration in the area is relatively minor and occurs along high angle structures. Clay alteration of the underlying lacustrine sediments is also noted in limited drillholes and is illite smectite dominated. Strong oxidation is present in the upper portion of the silicified zone.
Au and Ag mineralization is associated with flat lying Camel Conglomerate, above the lacustrine lake sediments. Mineralization thickness (true width) is 20–250 ft thick at Bay and 50–300 ft thick at Boneyard. This zone transitions into the upper zone of mineralization at Central. Bay and Boneyard remain open to the north and east.
Figure 6-5:    Bay Geologic Cross-Section

Allied Nevada Gold Corp.
Hycroft Mine
Generalized Geology Cross Section
Alluvium
Camel Conglomerate
Lacustrine Sediments
Geologic Contact
Faults
West
East
5000
4500
4000
3500
3000
Current Topography
Bay Area
Central Pit
Boneyard Pit
Camel Conglomerate
Lacustrine Sediments
CENTRAL FAULT
BONEYARD FAULT
BREAK FAULT
18000E
20000E
Feb 4, 2011
Geology By:
Hycroft Exploration
0'
250'
500'

Source: Figure prepared by Allied Nevada, 2011.
6.1.2.4Central
The Central Zone geology is similar in nature to that of Bay, with mineralization and alteration fed by high angle faults and fractures, with dominant lateral fluid flow through the porous conglomerate rocks of the Sulphur Group as seen in Figure 6-5. Camel Conglomerate units are underlain by lacustrine sediments. However, the lacustrine units thin dramatically to the south, with less than 50 ft of the material noted south of Cut-4.
The Central Zone is bounded to the east by the Central and Break Faults. Fault movement is unknown, but extends at least 2,000 ft, with recent reactivation in the quaternary (50–150 ft), as demonstrated by offset in the alluvium. The Range Fault to the west may provide an additional boundary, although drill data is limited at this time. Alteration along the Central Zone is similar to that of Bay. Acid leach alteration is stronger and more widespread than at Bay and is extensive in the southern portion of the pit. The acid leaching overlies silicified conglomerate rocks, except along the immediate trace of the Central Fault where silicification dominates as the alteration type. Oxidation extends downward approximately 400 ft. Underlying the silicification and acid leaching are illite-smectite clay altered and clay dominant lacustrine sediments. Hot spring sinter deposits have not been observed.

Hycroft Mine	Page 33
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Au and Ag mineralization is associated with favorable stratigraphic horizons in the Camel conglomerate, with an upper and lower zone noted in drilling, separated by a north–south striking, east dipping clay layer. Mineralization remains open to the west, past the Range Fault, and at depth (>1,400 ft). Mineralization thickness (true width) in the upper zone is 50 300 ft thick, while the lower zone ranges from 300–1,200 ft thick and remains open at depth. The zone mineralization is contiguous to the Vortex and Brimstone Zones to the east, and the Camel Hill/Cut-5 zones to the south.
6.1.2.5Camel Hill and Cut 5 Zones
Camel Conglomerate is the dominant lithology at Camel. The conglomerates appear to extend to depth in this zone, with only thin lake sediments drilled to date. The lack of lake sediments can be attributed to either the Camel Fault or facies changes along a shoreline. The Camel Fault is an east–west trending fault, with down-drop to the south, which is presently poorly defined by drilling.
Alteration south of the Central Pit and in the Camel Zone is predominantly comprised of silicification and clay alteration. Hydrothermal clays, overlying silicified conglomerate rocks, and basal illite-smectite clay altered rocks are present. Acid leaching in the area is relatively minor, especially with respect to the intensity and amount in the Central and Cut-4 Zones area immediately to the northeast.
Mineralization in the Camel/Cut-5 Zones is hosted by conglomerate rocks and occurs as both disseminated Au and Ag associated with pyrite and marcasite, and higher-grade veins, including Ag bearing pyrargyrite veins. Mineralization thickness (true width) is 200–1,100 ft thick, extends to depths greater than 1,400 ft, and remains open at depth. Oxidation extends to depths greater than 200 ft and an area of intense oxidized mordenite alteration is present between the Cut-5 and Camel Zones. Mineralization remains open to the south, west and at depth. To the north, Camel mineralization is contiguous with the lower zone of the Central Zone, while Cut-5 is contiguous with the upper zone. Mineralization is also open to the west of Camel and to the south towards Hades Fault.
6.2Alteration and Mineralization
Detailed geologic work by previous owners at Hycroft identified a number of hydrothermal alteration events. However, for resource estimation purposes, there are four alteration types that have been interpreted and assigned to the block model.
•Acid Leach – Associated with the upper portion of the epithermal vent. Native Sulfur is common in this area and the original protolith has been obliterated with a white clay alteration.
•Propylitic – Propylitic altered material is generally found in the volcanic rocks of the Kamma Mountains. Although it is occasional interpreted within the mineralized zone of the deposit.
•Argillic – A pervasive alteration of both the Camel Conglomerates and the Kamma Volcanics. Where clay minerals have replaced the original potassium feldspars and other minerals.
•Silicic – Silica flooding which is associated with the mineralization processes at Hycroft.
Acid leach will not be sent to the process facility or to the leach pad due to the high levels of sulfides and native sulfur. It has been estimated but the minor remaining tonnage is not included in the mineral resource.
Propylitic is generally barren or nearly so. It has been lumped with the argillic alteration units for grade estimation and assignment.
Silicic alteration is generally better grade than the surrounding argillic and is mechanically more robust.
Oxidation has occurred across the deposit to variable depth depending on the structural preparation and available acidic ground water. The oxidized material has been the historical ore for heap leaching at Hycroft. This study includes ROM leaching of low-grade mineralization and flotation of mineralization with sufficient pyrite and other sulfides to generate Au and Ag rich concentrate.
Figure 6-6 is a generalized east–west section illustrating the alteration at Hycroft.

Hycroft Mine	Page 34
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 6-6:    Generalized Hycroft Epithermal Diagram

Generalized Hycroft Epithermal Diagram

Bay Area
Central Zone
Brimstone/Vortex
T°C
125°
180°
200°
225°
250°
Fluctuating Water Table
Fluctuating Boiling Level
Sinter
Silica
Silica
Silica
Quartz Sulfide Veins
Acid Leach Cap
Argillic
Argillic
Illite
Illite
Feeder Faults
Fault
Silicified Phreatic Breccia Zone
Feeder Fault
Propylitic
Stratigraphy
Sinter
Tsg
Tuffaceous Lacustrine Sediments
Tsg
Tom
Tpu
Tvc
Tpu
Tr
Tvc
Tr
Tvc
Trb
Tr
Tr
Als
?
?
?
?

Source: Figure prepared by Allied Nevada, 2011.
6.3Deposit Types
The Hycroft deposit is a large, epithermal, low-sulfidation hot springs deposit (Figure 6-6). Au and Ag mineralization are noted as both disseminated and vein controlled.

Hycroft Mine	Page 35
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

7EXPLORATION
7.1Drilling
The Hycroft exploration model includes data from 1981 to 2018 and includes 5,501 holes, representing 2,482,722 ft of drilling (Figure 7-1). There have been 5,576 drillholes reported completed in the Hycroft Project Area; some are water wells or are outside the resource model domain and were not applied to estimation. The drillhole collar locations are shown in Figure 7-1. At this time, there are 5323 drillholes in the resource model area of which 134 have been drilled to define stockpiles or the Crofoot leach pad. Section 8 provides a more detailed breakdown of the amount of drilling and assaying for use in resource modeling.
Exploration drilling was started in 1974 by Duval Corporation, which was evaluating the property for a Frasch-type sulfur deposit and the copper potential. Although native sulfur appeared to be limited to the acid leach zone, Au and Ag mineralization was discovered at depth, with the deepest hole completed to 2,000 ft. Duval concluded that the property did not have large scale sulfur potential. Twenty drillholes (9,726 ft) were completed on the project.
From 1981 to 1982, Homestake, using their McLaughlin deposit as a model, completed 96 RC drillholes totaling 16,537 ft, primarily in the Bay and Boneyard areas. Shallow oxide Au mineralization was discovered, but Homestake declined the opportunity. Crofoot and American Slag then proceeded to acquire the property rights and initiated small-scale oxide heap leach mining at Central and Bay in 1983. Homestake also completed 8 core holes during this timeframe, but collar location data has not been located.
Hycroft gained control of the district in 1985 and drilled 3,212 exploration holes, totaling 965,552 ft, between 1985 and 1999. The bulk of this drilling was shallow and focused on oxide Au mineralization at Central, Bay and Brimstone.
In 2005, Canyon Resources completed 33 drillholes totaling 13,275 ft of RC drilling. These were completed primarily in the Brimstone Pit area.
Hycroft commenced systematic exploration and resource development drilling starting in 2006. Drilling has been focused on oxide resource delineation, sulfide resource definition, sulfide exploration, condemnation drilling for facilities, Ag data and both geotechnical and metallurgical core samples. Between late-2006 and August 31, 2016, Hycroft has completed 1,970 exploration holes, totaling approximately 1.45 M ft.
A combination of rotary, RC and core drilling techniques has been utilized to verify the nature and extent of mineralization. The majority of samples have been collected using RC drilling methods on 5-foot sample intervals. RC drilling utilizes 4.5- to 5.5-inch tooling. Deeper drilling is conducted with diamond drilling, using PQ, HQ and NQ tooling. This practice continued through 2013. Since 2013, a RC drilling program was completed in 2014, and a metallurgical core program with the six drillholes was completed in 2017. The metallurgical drillholes were not included in the database for mineral resource estimation and are not shown on the drill hole location map. Various protocols applied to drilling by Hycroft are consistent with industry standards and the resulting data is of good quality for use in the Hycroft model. Shallow drillholes to sample heap material were completed with sonic coring. The 2018 sonic drilling program was limited to 56 vertical holes in sulfide stockpiles and did not include in-situ alluvium or bedrock material. While these were not used for interpolation of in-situ rock, they were applied to estimate grades in fill material.

Hycroft Mine	Page 36
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 7-1:    Drillhole Collar Locations

15,000 E
17,000 E
19,000 E
21,000 E
23,000 E
25,000 E
53,000 N
51,000 N
49,000 N
47,000 N
45,000 N
43,000 N
41,000 N
39,000 N
37,000 N
N
0 375 750 1125 1500
FEET
Hycroft Mining Corporation
DATE
01-26-22
DESIGN
DRAFTED
SCALE
1"=750'
Sept 2021, 2109 IMC Model
HOLE LOCATION MAP
INDEPENDENT
MINING CONSULTANTS, INC.
TUCSON, ARIZONA
REFERENCE NUMBER

Source: Figure prepared by IMC, 2022.

Hycroft Mine	Page 37
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

7.2Additional Exploration
In addition to drilling activity, Hycroft has also conducted geophysical surveys, soil and rock chip sampling programs, field mapping, historical data compilation, and regional reconnaissance at the Mine site. These efforts are designed to improve the understanding of the known mineralization, as well as provide data for further exploration of the greater property position.
A soil sampling grid was conducted over the Vortex and Brimstone areas historically (1,797 samples) and was extended approximately 5,200 ft north and 29,600 ft south of the mine in 2011–2012 (1,834 samples). The soil sampling program was conducted primarily along the East Fault exposure, which is a primary ore-controlling feature at Vortex and Brimstone. Results, using Au, Ag, arsenic, and antimony, indicate potential exploration targets to the south of the Vortex area. At present these have been identified as the Wild Rose, Chance, Rabbit, Chalcedony, and Oscar target areas. Au values range from 0 to 0.027 oz/ton, while Ag values range from 0 to 3.7 oz/ton. Soil samples are taken on an evenly spaced grid, and screened for coarse material and wind-blown material, resulting in a fraction between 2 mm and 180 um being prepped for analysis. These samples are considered representative of local soil geochemistry and are used to guide the regional exploration effort.
Rock chip sampling has been conducted both historically in the active mine area, and on a regional basis (2007–present). A database of 2,416 samples has been compiled, covering the greater land position. Using Au, Ag, arsenic, and other elements, exploration targets have been developed both north and south of the current mine. These include Wild Rose, Chance, Oscar, Rabbit, Floka, and Cliffs. Au values range from 0 to 0.372 oz/ton, while Ag values range from 0 to 71.8 oz/ton. Rock chip samples have been taken on most outcrops, with a focus on alteration and potential mineralization. These samples are used as a guide to exploration and are point samples only.
The land position has been surveyed with both gravity and induced polarity (IP) geophysical techniques by Hycroft. The current ground-based gravity survey covers approximately 130 square miles, centered on the mine site. Gravity indicates several structural features and density changes that offer potential exploration targets. These targets include Floka, Blowout, and Oscar. Gravity has also defined the basin edge to the west, approximately 4 miles west of the Brimstone Pit.
Ground IP surveys were run over the mine site and Vortex in 2007 and extended outward in 2011 to cover approximately 24 square miles. The survey results focus on chargeability anomalies, that potentially identify sulfide material (> approximately 1.5%) at depth, and resistivity anomalies, that potentially identify silicification at depth. Results have identified additional exploration targets at Floka, Cliffs, Blowout, Wild Rose, and Chance.
Field mapping was historically and is currently carried out in all active mine areas. Mapping focuses on structure, bedding, joints, lithology, and alteration. The near mine data is incorporated into the three-dimensional geology model, while the regional work is focused on defining exploration targets for future drilling. A regional geology map covering the land position was compiled in 2012 (Figure 6-3). Regional exploration data from Homestake, LAC Minerals, USX, HRDI, and others has been compiled from both in-house and public data sources. Approximately 250 drillholes, various soil and rock chip locations and results, and various field maps have been identified at present.

Hycroft Mine	Page 38
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

8SAMPLE PREPARATION, ANALYSES, AND SECURITY
This section describes the sample collection, preparation, analysis and security that has been used by Hycroft or their predecessors. Drilling and sampling at the Mine have been ongoing from 1982 through 2020. Hycroft provided IMC with the database which contained assay information for drilling from 1982 through 2018. IMC is the qualified organization for the section.
Most of the current staff at Hycroft have been at site less than 3 years. As a result, much of the information that is reported here regarding historical sample preparation, analysis, and security was previously reported in a Technical Report Summary prepared by M3 and SRK in July of 2019 titled “Technical Report Summary, Heap Leaching Feasibility Study, Winnemucca, Nevada, USA”, July 31, 2019. IMC has confirmed that information as much as possible with the data provided.
8.1Sample Preparation
Sample preparation procedure prior to 1999 was not documented. Starting in 2005, preparation procedures were well documented standard methods. The comparison of the pre-2005 data with post-2005 drilling will be presented in Section 9 to provide some confidence in the application of the pre-2005 data.
Post-2005 sample collection consisted of both diamond core and RC drilling. Core samples are currently split at the mine site, tagged, and the split core is sent to commercial laboratories for further preparation. Reverse circulation samples are currently collected at the rig with a rotary splitter. Bags of RC cutting splits are tagged and sent to commercial laboratories for further preparation and assaying.
Once at the commercial labs, the samples are crushed to 10 mesh and a 2.2 lb (1 kg) split is taken and pulverized to 85% passing 200 mesh prior to assay analysis.
8.2Assay Methods
Prior to 1992, most samples were sent to Barringer Laboratories, Inc., in Golden, Colorado. Fire assays were routinely performed on cyanide soluble assays for selected intervals. From 1992 to 1999, samples were processed at the Hycroft laboratory at the mine site.
The Hycroft laboratory assays consisted of fire Au followed by cyanide soluble Au and cyanide soluble Ag on all intervals. Hycroft cyanide soluble assay methods are reported to have been non-standard and were developed to provide a prediction of recoverable Au and Ag from heap leaching.
There are no samples in the database for the time period from 2000 through 2004. Starting in 2005, all samples were sent out to commercial labs for analysis. During 2012, there were 10 drillholes that were an exception to this rule that were assayed by the Hycroft lab. Those holes have reportedly been compared with assays from commercial labs and are still maintained in the database.
The external labs that have been used by Hycroft are all in the Reno/Sparks, Nevada area and are listed below with their accreditations:
ALS Minerals            ISO9001:2000 and ISO17025
American Assay Laboratories    ISO/IEC17025, PTP-MAL Canada
Inspectorate            ISO9001:2008
McClelland            ISO/IEC17025
All intervals were assayed using conventional fire assay with Atomic Absorption (AA) or gravimetric finish for Au. Fire Ag assays were not regularly completed by previous project operators. After 2013, aqua regia digestion was used for total Ag assays and replaced the previous gravimetric treatment of Ag. The lower detection limit on the aqua regia method was the reason for the change.
The fire assay method for Au with an AA finish was the primary assay method at all of the labs. Cyanide soluble methods were alternatively hot or cold cyanide depending on the lab.

Hycroft Mine	Page 39
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

As noted previously, cyanide Ag was much more consistently assayed than total Ag. During the period from 2005 until 2013 roughly 63% of the drill intervals with Au assays were analyzed for total Ag. Starting in 2014, total Ag was consistently assayed along with fire Au.
Cyanide soluble assays for Au and Ag were highly prevalent in the pre-2000 drilling. As drilling began to target the deeper sulfide mineralization after 2005, the cyanide soluble assays were selectively run on the upper, oxidized portion of the deposit and not applied to the deeper sulfide mineralization.
During 2007 and 2008, Hycroft also applied 35 element Inductively Coupled Plasma (ICP) analysis to roughly 90% of the assay intervals. That data results in 53,624 sample intervals that can be used to track trace elements.
During 2011, 127 drillholes were selected for ICP and Laboratory Equipment Corporation (LECO) analysis at American Assay. These holes were generally on 500 x 200-foot centers across the estimated sulfide pit target at the time. Most were assayed on 25-foot intervals from top to bottom for total sulfur, sulfide sulfur and carbon. During 2014, additional sample intervals were selected from the 2012 to 2014 drilling for LECO and ICP.
The sulfide sulfur results from this work have been used to assign sulfide sulfur values to the block model for process metallurgical input. It should be noted that the sulfide sulfur procedures also report elemental sulfur along with the sulfide component.
Assay submittals have included blanks and standards since at least 2007. Check assays and duplicate assays were submitted in 2012 and 2014. The results of the analysis of those samples will be reported in Section 9.
8.3Sample Security
Samples were delivered to the analytical laboratories in numbered bags along with transmittal sheets that list the sample numbers, the total sample count, and codes for sample type (RC or Core). The lab confirmed the receipt of shipment against the transmittal sheets to account for all samples issued.
It is reported that no officers, directors, or associates of Hycroft or their predecessors were operationally involved in the sample collection, preparation, or assay transmittal.
8.4Analytical Results
Following analysis, results are posted to a digital laboratory database for which Hycroft has secure permission privileges. Managers download the data where the sample results are cross-referenced to sample numbers. Each drillhole carries a unique self-identifying sample number, simplifying the cross-referencing. The completed digital file for each drillhole is emailed to Hycroft by the lab and a follow-up, hard copy certificate is mailed to company offices.
Data is checked by geologists visually and loaded into the secure acQuire database. The acQuire database is further checked using electronic methods and then calculated into ounce per ton values and loaded to the modeling database for display and further visual QA/QC checking.

Hycroft Mine	Page 40
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

9DATA VERIFICATION
This section will address the QA/QC results on drilling completed since 2005 in order to establish the validity of the post-2005 drilling. The post-2005 drilling will be compared to the pre-2000 drilling on a nearest neighbor basis to confirm the applicability of the old drilling data to resource estimation. The qualified organization for this section is IMC.
Hycroft has a history where gold fire assays collected prior to 2000 were factored upward in order to better correlate with blast hole assay results pre-2000. That factor process has been removed from the database for application to this mineral resource. The basis for the removal will be discussed later in the text.
The pre-2000 drilling data at Hycroft has no historical QA/QC information to support it. The post-2005 drilling data (no drilling in 2000 to 2004) has QA/QC information that is sufficient but not best practice. With the corrections noted in this section, IMC has accepted the database for determination of mineral resourcess. Hycroft has begun to implement best practices for data collection and QA/QC and will continue to update those procedures in the future.
9.1QA/QC Post 2005
The following QA/QC data is available for the drilling data collected after 2005:
•Standards and Blanks.
•Check Assays from 2011 through 2013.
That information will be analyzed to understand the relative reliability of the post-2005 drilling.
9.1.1Standards
Blind standards are inserted into the assay samples for analysis at the assay lab. The lab obviously knows the sample is a standard, but they do not know which standard.
The standards database provided to IMC did not include dates of insertion. It is presumed that the insertion of standards started in 2005 with the modern drilling program. However, the earliest example of standard acquisition that IMC could find was mid-2007. There are indications of sample insertion though the 2013-time frame.
In most exploration environments, standards results are reviewed as they arrive from the lab to confirm that the measured result is within the error tolerance reported for the standard. IMC takes a different approach and compares the accepted value of the standard against the multiple assays of the standard on an XY plot in an effort to identify any potential bias in the assay process.
Figure 9-1 illustrates the results of the standards submissions for gold.
The comparison of the accepted value of the standard and the tested standards results does not indicate a consistent bias. The points that are scattered off access likely reflect swapped samples meaning that the wrong standard was recorded or submitted to the lab compared to the tabular results. There are roughly 22 apparent sample swaps out of a total of 7,154 tested standards or about 0.3% of the original samples.
Figure 9-2 summarizes the results of the total Ag standards submissions. There is substantially more variation in the Ag standards results as one would expect in this grade range. In addition, most of the original assays are gravimetric finish which have a detection limit of 5 ppm or 0.15 oz/ton. Three are only five standards results below 0.15 oz/ton out of 6,498 Ag standards analyzed. With some standards values as low as 0.20 oz/ton it would not be out of line to see an indication of subtle bias if the lowest value that can be reported is 0.15 oz/ton.

Hycroft Mine	Page 41
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 9-1:    Results of Submitted Gold Standards
Source: Figure prepared by IMC, 2021.

Hycroft Mine	Page 42
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 9-2:    Results of Submitted Silver Standards
Source: Figure prepared by IMC, 2021.
9.1.2Blanks
Blank samples are inserted periodically to confirm that metal is not carried over from one sample to the subsequent sample in the sample stream. Figure 9-3 summarizes the results of the blank submissions for gold from 2008 to 2014. The figure indicates that the majority of samples reported back as trace or small values.
However occasional samples have been reported near or above heap leach feed grade. Of the 2,260 standards in Figure 9-3, 5.9% reported higher than 0.005 oz/ton and 5.6% reported higher than 0.010 oz/ton. Although small percentages, there is room for improvement.

Hycroft Mine	Page 43
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

One expects that some of the samples were not blanks but were misaligned standards. The average of the values that are above 0.005 oz/ton is about 0.019 oz/ton, which is quite close to the standard value of the Cove 2 standard.
Figure 9-3:    Results of Blank Submissions
Source: Figure prepared by IMC, 2021.
9.1.3Check Assays
Assay pulps were submitted to a second lab as check assays during 2011–2012. The primary lab was ALS and the check lab was AAL. The results are summarized in Figure 9-4 through Figure 9-5 as XY plots.
The variability in the results is more than one would expect from pulp submissions, but there does not appear to be an observable bias in the laboratory comparisons. The line on the graphs illustrates a 1:1 relationship as a comparison.

Hycroft Mine	Page 44
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 9-4:    Check Assay Results, Fire Assay Gold 2011 - 2012

Fire Gold Check Assays AuFA (ppm)
2.50
2.00
1.50
1.00
0.50
0.00
0.00
0.50
1.00
1.50
2.00
2.50
Check Assay - AAL Fire Assay Gold PPM
ALS Chemex (Original Fire Gold Assay) ppm

Number of Pairs = 2,117

Lab	Mean ppm	Stan Dev ppm
ALS	0.180	0.238
ALL	0.175	0.232

Source: Figure prepared by IMC, 2021.
Figure 9-5:    Check Assay Results, Fire Assay Silver 2011 – 2011

Silver Check Assays AgFA (ppm)
Check Assay - AAL Fire Assay Silver PPM
ALS Chemex (Original Fire Silver Assay) ppm
0
100
200
300
400
500
600
700

Number of Pairs = 2,116	Mean	Stan Dev
Lab	ppm	ppm
ALS	5.067	22.907
ALL	5.300	24.148

Source: Figure prepared by IMC, 2021.

Hycroft Mine	Page 45
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

9.1.4Certificates
IMC requested copies of the certificates of assay from Hycroft in order to spot check the database provided against the original laboratory reports. Those certificates were provided in two iterations. The first group of 20 certificates was received in late September 2021. The second group was received on 11 December 2021 as this report was being prepared. The second set of certificates received a cursory review as time was not available for a more complete review.
Of the first 20 certificates, there were 11 assay intervals out of 4,417 checked intervals where the database fire gold data did not match the certificate. That error rate of 0.25% is acceptable. Drillhole H12D-4320 had certificates of assay for the LECO assays. No errors were found in the spot check of LECO data within that hole.
The later batch of certificates received in December reflected 11 holes drill prior to 2000, and 27 holes after that date. The certificates from the more recent assays include information from ICP analysis and LECO for some holes in addition to the gold and silver assays.
The 11 holes prior to 2000 ranged in dates from 1990 to 1996. Eight of those holes were gold fire assay certificates and three were fire Ag assays. A scan of the eight holes with fire gold assays found no errors when compared to the database.
This observation is inconsistent with previous resource reports and the statistical analysis to follow which both indicate that the gold fire data prior to 2000 were all factored upward by a multiplier of 1.19. There are 3,313 drillholes in the database that were drilled prior to 2000. Of those, the eight certificates that were checked did not indicate that the database has been factored.
This issue warrants more investigation in the future. For this study, IMC has removed the reported 1.19 factor by multiplying all gold assays prior to 2000 by 0.84 based on the statistical analysis and previous resource reports. This approach is the conservative choice, even though it ignores the results from the eight certificates of assay.
9.1.5Old vs. New Drilling
As noted above, previous Technical Reports regarding the Hycroft mineral resources had reported that all gold assays prior to 2000 were factored upward. Those in acid leach alteration were factored upward by 1.32 and all others upward by 1.19 (Hycroft Project Mill Expansion Feasibility Study Technical Report, October 31, 2016 and Technical Report, Allied Nevada Gold Corp, Hycroft Mine, October 2011).
Discussions with Hycroft geologists at site indicate that they believe the gold database prior to 2000 to have been up-factored. The original source of the factor was work by MRDI in May of 2000 comparing the exploration RC drilling to the blast hole assays for production. Their conclusion was that the RC drilling was low biased and as a result the grades from the pre-2000 drilling should be factored upward. It is curious that the potential for high bias of blast holes was not considered. Common blast hole sampling methods are often high biased for gold due to concentration of gold in fines and preferential sampling of fines from blast holes.
IMC embarked on a comparison of pre-2000 drilling (Old) versus the post-2000 drilling (New). A nearest neighbor approach was used where the 40 ft drill hole composites were sorted to find Old drill composites that were close to New drill composites. The pairs of Old and New composites were sorted into separation distances ranging from 10 to 50 ft. For reference, the size of one model block was 40 x 40 x 40 ft. Table 9-1 below summarizes the results for composites within the Argillic, Silicic, and Propylitic alteration units.
Table 9-1:    Nearest Neighbor Sample Comparison of Pre-2000 Gold Composites versus Post-2000 Gold Composites

Maximum Separation Distance ft	Number of Sample Pairs	Pre 2000 Mean oz/ton	Post 2000 Mean Oz/ton	Ratio of the Means	T-Statistic
10	48	0.017	0.015	1.13	0.83
20	220	0.014	0.011	1.27	2.32
30	493	0.013	0.011	1.18	3.27
40	764	0.013	0.011	1.18	4.03
50	1,107	0.012	0.010	1.20	4.66
T-Statistic is the Smith-Satterthwaite T for Large Populations

Hycroft Mine	Page 46
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

The results of Table 9-1 indicate that the Old gold assays are between 1.18 and 1.20 times higher than the New gold assays. The results are remarkably close to the reported 1.19 factor that has reported as applied to the Old (Pre-2000) gold assays. The T-Statistic reported on the right side of the table is comfortably above the value of 2.0 for the sample separation distances of 20 ft or greater. If the T-Statistic is greater than 2.0 one should reject that the two data sets are similar. Both RC and DDH drilling have been used in the above analysis.
As a result of the above analysis, previous Technical Reports, and the opinions of site staff, the upgrade factor was removed prior to estimation of mineral resources by refactoring all pre-2000 Au assays by 0.84 (1/1.19).
9.1.6DDH vs RC
The drillhole database at Hycroft is predominately based on RC drilling with some diamond core drilling (DDH). Prior to 2000, the database does not provide a record regarding the type of drilling applied, although it was reported to be largely RC.
Since 2000, the database records whether the drilling was RC, DDH, or sonic. The sonic drilling was applied in stockpiles which are a minor component of the remaining mineral resource.
The RC data was compared to diamond using the nearest neighbor method that was described in the previous sub-section. Table 9-2 summarizes the results of that comparison.
Table 9-2:    Nearest Neighbor Sample Comparison of RC Gold Composites versus DDH Gold Composites

Maximum Separation Distance ft	Number of Sample Pairs	RC Mean oz/ton	DDH Mean Oz/ton	Ratio of the Means	T-Statistic
10	87	0.010	0.012	0.83	1.03
20	192	0.010	0.011	0.91	1.33
30	297	0.010	0.011	0.91	1.56
40	392	0.010	0.012	0.83	2.43
50	504	0.010	0.011	0.91	2.69
T-Statistics is the Smith-Satterthwaite T for Large Populations
The results indicate that the RC may be marginally low biased compared to DDH, but the results are sufficiently close so that both data sets have been accepted for mineral resource estimation.
9.1.7Downhole Surveys
During the last half of 2021, Hycroft completed several drillholes that are primarily intended for metallurgical samples. In the process, a review of the downhole surveys found that the drillhole bearings were properly recorded relative to true north. However, the Hycroft resource model and database has been rotated 16 degrees to the right of true north.
As a result, the downhole surveys must also be rotated 16 degrees in order to align with the mine site and model grid. Hycroft personnel initiated a thorough check of historical downhole surveys versus that stored in the database. As a result, the downhole surveys were corrected on 891 drillholes (16.9% of the database) prior to calculation of composites or use in the development of mineral resources. The original survey was reduced by 16 degrees in order to align with the mine site coordinate system.

Hycroft Mine	Page 47
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

10MINERAL PROCESSING AND METALLURGICAL TESTING
Hycroft has been operating the Mine as an open pit mine and run-of-mine (ROM) heap leach facility for their oxide ores to produce gold and silver since 2008. Prior to that, Vista Gold operated the Mine in a similar manner. The cumulative performance statistics and metallurgical test data gathered for the direct cyanidation of high-grade ROM oxide ore via heap leach are extensive and not the focus of this report. The following subsections focus on testwork done by Hycroft on extraction of Au and Ag from their refractory sulfide mineralization.
The metallurgical test programs conducted on the Hycroft sulfide mineral deposits over the years has consisted of comminution, flotation, concentrate oxidation, and cyanide leaching tests on mineralized materials, flotation tailings, and oxidized sulfide concentrate samples. The samples were mostly derived from drill cores. The bulk of the flotation tests were conducted at G&T and SGS, both in Canada, and by Hazen in Colorado. Oxidation testing was primarily conducted by Hazen, SGS and KCA.
In general, core samples for metallurgical testing were selected to represent the mineralized materials, taking samples from five mineralization domains, as they were classified at the time. The main sources were Central, Brimstone and Vortex domains.
10.1Mineralized Materials and Sampling
Hycroft mineralized materials are classified as “oxide,” “transition,” or “sulfide,” depending on the solubility of its gold content in cyanide solution (refractoriness). Materials having cyanide soluble gold contents of 70% or higher are classified as oxide. Those with cyanide soluble gold contents below 30% are considered sulfide. The remainder, with cyanide soluble contents between 30 to 70% are considered transition. The classification has been shown to have no strong correlation with sulfide sulfur content.
10.1.1Hycroft Mineralization Domains
The Hycroft mineral deposit consists of five process domains, namely Bay, Boneyard, Brimstone, Central, and Vortex.
Table 10-1 is a summary of the data for average total sulfur, sulfide sulfur, and the ratio of sulfide sulfur to total sulfur from 95 oxide, 158 transition and 417 sulfide samples originating from the Brimstone, Central, and Vortex domains. It shows that the classification of the ores as oxide, transition, or sulfide is essentially a measure of refractoriness and has little correlation with the sulfide-sulfur content of the minerals. Sulfide-sulfur: total sulfur ratio averages slightly over 80% for the entire dataset. This indicates that degree of oxidation of sulfur is the same among oxides, sulfides, and transition.

Hycroft Mine	Page 48
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 10-1:    Average Sulfur Contents of Oxide, Transition and Sulfide Mineralized Materials

Total S (ST), %	Oxide	Trans	Sulfide
Brimstone	2.55	2.41	2.25
Central	2.94	2.82	2.48
Vortex	2.47	2.66	2.33
Unclassified	4.28	2.92	2.61
All	3.00	2.74	2.43

Sulfide S (S=), %	Oxide	Trans	Sulfide
Brimstone	2.19	2.06	1.87
Central	2.36	2.26	1.80
Vortex	2.09	2.23	1.91
Unclassified	3.29	2.23	2.09
All	2.45	2.23	1.93

S=: ST Ratio	Oxide	Trans	Sulfide
Brimstone	0.839	0.839	0.820
Central	0.810	0.806	0.797
Vortex	0.880	0.827	0.833
Unclassified	0.840	0.823	0.843
All	0.849	0.819	0.824
10.1.2Samples for Metallurgical Testing
Table 10-2 below lists the number of samples selected to span the three main domains and distributed in the mineral deposit.
Individual core samples selected for testing may be found in copies of the test reports analyzed for this study.
Table 10-2:    Summary of Test Samples

Tests	Number of Samples per Domain
	Central	Brimstone	Vortex	Composite*
Crushing (CWi)	1	1	5	7
Axb (Drop Wt & SMC)	13	6	9	32
Bond BWi	24	6	16	58
Bond RWi	2	1	0	5
Bond Abrasion	3	1	5	12
Flotation	11	13	24	48
10.2Comminution Tests
The Hycroft mineral deposit has been thoroughly characterized for its comminution properties in the previous studies. The comminution tests were conducted at laboratories of SGS, G&T, Hazen, and Phillips. These include crushing and grinding work indices, JKSimMet parameters A, b and ta, and abrasion indices.
A summary of the 80th percentile comminution test results is in Table 10-3 below. For the Axb parameter, because hardness competence increases as Axb decreases, the 80th percentile in hardness competence corresponds to the 20th percentile of Axb.

Hycroft Mine	Page 49
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 10-3:    Grindability Test Summary

Parameter	Unit	Value
CWi	kWh/ton	18.6
RWi	kWh/ton	21.2
BWi	kWh/ton	20.1
Axb	unitless	34.2
SPI (min)	min	102.4
Ai (g)	g	0.623
10.3Flotation
10.3.1Review of Flotation Testwork
Refractory gold, in Hycroft’s sulfide mineralized materials, is believed to be associated in iron sulfides, primarily pyrite and marcasite. The goals of these tests are to determine the floatability of the sulfides, and the recovery of Au and Ag in the sulfide concentrate. The ability to recover Au and Ag in the sulfide concentrate reduces the volume of material to be treated.
Initial flotation testwork was performed by SGS in March of 2009 and continued at several laboratories until April of 2014. During this time frame, the testing program began with bench-scale tests and moved into pilot plant scale flotation tests at G&T and Hazen.
10.3.1.1SGS Minerals Services (Lakefield) – March 2009
Six drums containing samples representing the Hycroft Project were sent to SGS Minerals Services (Lakefield) on September 5, 2008.
The initial flotation test series consisted of three bench-scale rougher kinetics tests to evaluate the effect of primary grind size on flotation response. A standard set of bulk sulfide collectors consisting of xanthate (PAX) and dithiophosphate (Cytec AF 208) was applied along with Dowfroth 250 frother. An additional five bench-scale tests were run to investigate other reagent schemes and grind sizes.
Flotation testwork was conducted on the Master Composite sample. The flotation investigation consisted of the following:
•Two-stage cleaner flotation applying the flowsheet developed in phase 1 testing (program 12012-001),
•Cyanide leaching of the 2nd cleaner flotation concentrate, and
•Cyanide leaching of the recombined rougher and 1st cleaner scavenger tailing.
SGS stated “In terms of sulfide flotation, it appears that beyond about 10% mass pull, recoveries were on the same grade vs. recovery curve regardless of grind fineness.
10.3.1.2SGS Minerals Services (Lakefield) – Nov 2010
Batch tests were completed on 33 sulfide zone composites representing the Vortex (18), Cut 5 (4), Bay Area (10), and Bone Yard (1) deposits of the Hycroft mine sulfide resource. Several rock types were represented in the composites. The testwork examined the metallurgical variability of the samples in response to the flotation (and cyanidation) flowsheet previously developed for the Master Composite in program 12012-001.
Metallurgical variability testing consisted of rougher flotation followed by concentrate regrinding and two-stage cleaning. In the initial set of tests, the 2nd cleaner concentrate was cyanide leached. After reviewing the data from those tests, cyanide leaching was refocused on the rougher and 1st cleaner scavenger tailing.
From these tests, recovery of Au in rougher flotation ranged from ~62% in ~15% mass in (Test F-2, P80 of ~103 μm) to ~69% in ~17% mass (Test F-1, P80 of ~128 μm). At the same mass pulls, Ag recovery ranged from 74% (F-2) to 85% (F-1). The addition of a dithiophosphate collector (Cytec A208) in Test F-5 further improved Au recoveries to 80.1 Au % at a mass pull of 14.6%.

Hycroft Mine	Page 50
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

10.3.1.3KCA Batch Tests – Jan 2011
In December 2010, the laboratory facility of KCA in Reno, Nevada received material from the Hycroft project. Portions of the received material were combined as directed to generate six (6) composite samples for testing. Initial testwork was conducted by KCA and reported (PAX, pH, and Grind Flotation Kinetics Study, January 2011). Additional flotation tests were conducted with leach tests on the products.
10.3.1.4KCA Locked Cycle Tests – May 2011
Portions of the six (6) composites were combined to generate two (2) master composites, a Sulfide Master Composite, and a Mixed Master Composite. Additional flotation tests with leach tests on the tails were conducted using material from these composites.
10.3.1.5G&T Metallurgical Services Ltd. – Feb 2011
Five separate shipments of samples were received at G&T Metallurgical Services Ltd between August 31 and December 3, 2010. The samples consisted of half HQ core with a total estimated weight of about 2.9 tons. These samples were used to construct the thirty-nine composites that were used for flotation and cyanidation tests.
On the first set of twenty-four composites, a single batch cleaner flotation test was completed. On the second set of samples, M1 to M17, a much simpler flowsheet was applied, simplifying the reagent scheme to PAX and MIBC. The flotation froths obtained were more stable and more characteristic of a standard sulfide froth compared to the original flowsheet. The samples responded relatively well to flotation. For all thirty-nine samples, the flotation recoveries, on average, measured about 78 percent for Au and 67 percent for Ag to the rougher concentrate.
On average, the rougher recoveries using this revised flowsheet on M1 to M17 measured 78 percent for Au and 83 percent for Ag. These metal recoveries tended to track sulfide sulfur recovery to the rougher concentrate. Table 10-4 and Table 10-5 show the results of this testwork.

Hycroft Mine	Page 51
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 10-4:    G&T Composites 1 through 24 Flotation Test Results

Sample ID	S(t) %	S(s) %	Au oz/ton	Ag oz/ton	Rougher Conc Weight Pull, %	Au Recovery to conc, %	Ag Recovery to conc, %	Type
G&T Composite 1	0.70	0.62	0.009	3.968	13.3	80.1	77.3	Sulfide
G&T Composite 2	2.48	2.49	0.145	11.136	13.2	79.6	63.2	Transition
G&T Composite 3	2.29	2.28	0.076	11.872	12.2	82.7	61.9	Transition
G&T Composite 4	1.25	1.22	0.008	18.016	9.1	60.4	27.7	Sulfide
G&T Composite 5	1.50	1.40	0.045	0.496	12.9	83.1	83.6	Sulfide
G&T Composite 6	1.64	1.51	0.027	23.136	15.0	88.3	72.6	Sulfide
G&T Composite 7	1.36	1.29	0.010	9.504	15.7	94.5	37.8	Sulfide
G&T Composite 8	1.33	1.26	0.027	4.000	13.1	89.4	50.5	Sulfide
G&T Composite 9	4.30	3.81	0.021	0.602	16.5	86.5	88.5	Sulfide
G&T Composite 10	2.23	2.04	0.014	1.946	11.6	80.5	60.1	Sulfide
G&T Composite 11	2.80	2.72	0.027	8.064	17.8	88.1	53.9	Transition
G&T Composite 12	1.57	1.25	0.113	1.680	8.3	73.6	44.8	Oxide
G&T Composite 13	2.32	2.02	0.065	1.472	11.6	56.1	68.2	Transition
G&T Composite 14	2.08	1.34	0.004	1.818	7.8	89.5	30.2	Sulfide
G&T Composite 15	1.78	1.71	0.043	5.376	10.8	94.0	63.2	Transition
G&T Composite 16	2.64	2.27	0.022	0.627	14.9	77.2	76.9	Sulfide
G&T Composite 17	0.45	0.34	0.093	0.198	5.2	28.1	27.5	Oxide
G&T Composite 18	1.33	1.08	0.014	0.074	11.8	58.7	61.2	Sulfide
G&T Composite 19	2.00	1.76	0.012	0.266	15.7	69.9	50.3	Sulfide
G&T Composite 20	13.70	11.80	0.045	0.992	31.2	93.7	87.1	Sulfide
G&T Composite 21	2.06	1.97	0.019	0.598	13.1	85.6	74.9	Sulfide
G&T Composite 22	1.73	1.70	0.025	0.464	13.1	61.2	60.7	Sulfide
G&T Composite 23	1.72	1.31	0.016	2.099	11.1	87.5	53.7	Sulfide
G&T Composite 24	2.00	1.92	0.024	3.584	15.5	85.4	38.9	Sulfide

Average Sulfides	2.56	2.25	0.020	4.246	14.2	80.7	60.7
Average All	2.39	2.13	0.037	4.666	13.4	78.1	58.9

Hycroft Mine	Page 52
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 10-5:    G&T Composites M-1 through M-17 Flotation Test Results

Sample ID	S(t), %	S(s), %	Au, oz/ton	Ag, oz/ton	Rougher Conc Weight Pull, %	Au Recovery to conc, %	Ag Recovery to conc, %	Type
G&T Composite M-1	1.98	1.81	0.038	0.378	13.4	86.4	82.4	Sulfide
G&T Composite M-2	2.62	1.75	0.013	1.082	14.2	82.1	85.9	Sulfide
G&T Composite M-3	1.20	1.12	0.014	0.272	12.7	73.6	83.2	Sulfide
G&T Composite M-4	1.62	1.55	0.020	0.150	18.1	79.7	76.8	Sulfide
G&T Composite M-5	1.81	1.70	0.013	0.128	18.8	76.9	72.7	Sulfide
G&T Composite M-6	1.92	1.79	0.016	0.253	20.8	79.1	76.4	Sulfide
G&T Composite M-7	No Data
G&T Composite M-8	No Data
G&T Composite M-9	2.25	2.06	0.011	0.586	10.9	89.7	92.7	Sulfide
G&T Composite M-10	2.50	2.00	0.012	2.454	11.6	76.7	96.0	Sulfide
G&T Composite M-11	1.55	1.49	0.016	1.475	8.3	80.4	96.4	Sulfide
G&T Composite M-12	1.86	1.30	0.016	3.840	10.4	80.4	97.3	Sulfide
G&T Composite M-13	6.34	2.99	0.046	1.043	13.0	85.7	86.8	Sulfide
G&T Composite M-14	5.53	2.32	0.020	0.288	16.0	88.2	84.1	Transition
G&T Composite M-15	2.32	1.15	0.024	1.584	7.0	44.9	61.3	Oxide
G&T Composite M-16	2.51	2.43	0.017	0.486	14.3	74.6	87.8	Transition
G&T Composite M-17	1.52	1.39	0.017	0.259	16.1	65.1	62.8	Sulfide

Average Sulfides	2.26	1.75	0.019	0.993	14.0	79.7	84.1
Average All	2.50	1.79	0.020	0.943	13.7	77.6	82.8
10.3.1.6Hazen Research, Inc. – August 2011
For this investigation, 38 drill hole composite samples from five mineralized material types. Initially, flotation was performed with sodium hydrosulfide (NaHS) and copper sulfate (CuSO4). In subsequent tests, the NaHS and CuSO4 were eliminated and lead nitrate (Pb(NO3)2) was added as a modifying agent. The pH ranged from neutral to 10.5, after modifying agents were used. The redox potential was also monitored.
A series of 91 small-scale flotation experiments was performed on 4.4-lbs splits from the 38 composites. The objective of the flotation work was to define the variability among the composite samples.
The next 41 small-scale flotation experiments were performed on Composites 1–38, except for Composites 6, 8, 9, and 10, using rougher flotations following G&T Metallurgical conditions and conditions recommended by Hazen. Rougher weight pulls ran from 4.9% to 30.7%, with Au and Ag recoveries running from 26.9% to 97.6% and 17.1 to 98.7%, respectively.
The rougher concentrate assays ranged from 0.032 oz/ton Au (Test 3346-82) to 1.536 oz/ton Au (Test 3346-40) and from 0.224 oz/ton Ag (Test 3346-82) to almost 73.601 oz/ton Ag (Test 3346-68). The Au and Ag recovered in the rougher concentrates ranged from 27% (Test 3346-52) to 91% (Test 3346-68) and from 17% (Test 3346-52) to almost 99% (Test 3346-68), respectively.
10.3.1.7Fitness of Grind for Flotation Tests
Most flotation tests on Hycroft samples were performed on materials that were ground at 80 percent finer than 100 microns. Several other tests were also conducted at finer and coarser grinds. The general trend indicates that flotation can achieve good recoveries at grinds ranging from 100 to 150 microns. Recoveries tended to decrease with grinds finer than 100 microns or coarser than 150 microns.

Hycroft Mine	Page 53
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

10.3.1.8Reagent Suite
Both G&T and Hazen concluded that flotation tests using NaHS as a sulfurizing agent, as well as tests done at alkaline pH, generally performed poorly.
The exploratory and variability flotation test results presented above showed that sulfide mineralized materials can be floated for Au and Ag. The reagents used were strong, non-selective sulfide collectors. Frothing was achieved with either methyl isobutyl carbinol (MIBC) or Dowfroth 250 (DF250), or both. Table 10-6 summarizes the reagent schemes applied by G&T, SGS, and Hazen. In all laboratory tests, the reagent dosages were high.
Table 10-6:    Flotation Reagent Schemes Studied

Reagent, lb/ton	Laboratory
	G&T	Hazen	SGS
NaHS		0, 2.56	2.1
PAX	0.552	0.546, 0.416	0.21
3418A		0, 0.064-0.124	0.055
MIBC	0.05-0.128, 0.192	0.02-0.064
DF250		0.02-0.064	0.095
Based on the results of tests from the three laboratories, particularly G&T, the simple reagent scheme can be further developed. Several tests indicate Cytec’s AEROPHINE 3418A Promoter (sodium diisobutyldithiophosphinate) may improve Au and Ag recovery.
10.3.2Flotation Time
Flotation kinetics were not systematically studied when the flotation tests were being conducted. However, flotation data from the G&T work on M Composites included recoveries from froth collected at 4, 8, 12, and 16 minutes. Fifteen rougher flotation tests were performed. Kinetics plots for Au and Ag from this work are shown in Figure 10-1, which shows only a few data points to avoid clutter, but shows the recovery curves fitted to the data points by asymptotic curve fitting.
From each of the 15 sets of data, the maximum recovery, Rmax and kinetics constant, K were derived from the asymptotic lines.

Hycroft Mine	Page 54
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 10-1:    Recovery vs. Time Plot, G&T Kamloops Tests, M Composites

Gold Flotation Kinetics
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Au Recovery, %
0
5
10
15
20
Flotation Time, min

Silver Flotation Kinetics
Ag Recovery, %
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0
5
10
15
20
Flotation Time, min

Source: Figure prepared by M3, 2016.
The results show that the average laboratory flotation time required to attain 95% of the maximum recovery is 19 minutes for gold and 17 minutes for silver.

Hycroft Mine	Page 55
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

10.4Direct Cyanidation
Direct cyanidation of concentrate bulk samples (P80 = 325 mesh, or 44 microns) taken from all zones of the deposit were conducted early on in 2010. These tests yielded poor results with recoveries from Brimstone and Vortex samples in the mid-20% range for Au and 80% range for Ag, while the other samples yielded recoveries ranging from 45 to 50% for Au and 55 to 83% for Ag.
A good measure of recovery by direct cyanidation is the ratio of cyanide soluble metal to the total assay of the metal, that is, AuCN/AuFA and AgCN/AgFA. These ratios have been determined for a large number of exploration samples and have been included in the resource database. The cyanide soluble ratios for Au have been utilized in resource estimation, particularly to route certain minerals with higher cyanide soluble Au to the heap leach pad.
10.5Concentrate Oxidation Tests
Oxidation tests on Hycroft concentrates included POX, roasting, atmospheric oxidation, and other oxidation methods. The results indicated that all these processes would work, with varying degrees of recovery. The following is a summary of the results of these tests.
In 2007, Hycroft began to explore milling options to expand production by processing their refractory sulfide mineralized materials. This included the production of flotation concentrates followed by oxidative treatments of the concentrates. The focus of this testwork was primarily on oxidation methods typically employed in the gold industry for refractory mineralized materials, POX, and roasting.
In 2012, Hycroft tested a suite of alternative oxidation methods, including chlorination, atmospheric alkaline oxidation, and fine-grinding with intense cyanidation. The goal was to develop an economically viable process that would be less expensive to build and operate than a POX autoclave facility. Initial results were positive; indicating that the Hycroft rougher concentrates were amenable to oxidation under atmospheric conditions, using trona as the acid neutralizing agent. Pilot plant testing was conducted on three main domains to confirm these results at Hazen Research Inc.
In 2016, Hycroft began developing an AAO demonstration plant at the mine site utilizing trona to process 100% of the flotation concentrates and produce doré onsite. Accounting for the historical and current performance of the oxide heap leach operations, oxide heap leach metallurgical testing combined with results from all bench-scaled tests, pilot and demonstration plant Mill-AAO metallurgical testing, the individual process recoveries for each processing stream for Au and Ag were calculated and are presented in Table 10-7. This was the basis for the NI 43-101 Feasibility Study Technical Report published in 2016 (Ibrado, A. et al, 2016).
Table 10-7:    Estimated Metallurgical Recoveries from 2016 Feasibility Study – Au and Ag

	Au			Ag
	Contained koz	Recovered koz	Recovery (%)	Contained koz	Recovered koz	Recovery (%)
Heap Leach	3,875	1,933	49.9	21,242	21,242	15.5
Mill-AAO Sulfide	7,797	5,696	73.0	287,693	287,693	81.6
TOTAL	11,672	7,629	65.4	489,447	308,935	63.1
10.5.1Atmospheric Oxidation – Batch Tests
The focus of testing over the years 2013 through 2016 was to develop a process to oxidize sulfide concentrates under atmospheric conditions. The process was envisioned to be conducted in an agitated slurry at elevated temperatures, using oxygen as the oxidant and trona as the neutralizing agent for the acid produced. Several batch oxidation tests using trona were done at Hazen under various conditions on concentrates from Central, Brimstone, and Vortex composites.
Batch tests using trona showed that full oxidation is not required to attain high recoveries in subsequent cyanide leaching, consistent with the findings of earlier oxidation studies. About 85% of the Au and 92% of the Ag can be recovered by cyanidation if 60% of the sulfide-sulfur content in the concentrate is oxidized. The results for Au are shown in Figure 10-2.

Hycroft Mine	Page 56
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 10-2:    Au and Ag Extraction vs. Sulfide Oxidation
Source: Figure prepared by M3, 2019.
The reaction kinetics were also found to be improved by higher temperatures up to 167ºF. Higher reaction temperatures (around 194ºF) were tested but returned slower oxidation kinetics, perhaps due to the decreased oxygen solubility in the laboratory bench-scale setting.
10.5.2Pilot Plant Oxidation Tests
Continuous pilot tests in 10-liter vessels were completed at Hazen for the three domains. The results confirmed the findings of the batch tests. The pilot plant tests were run using 600 lbs of trona per ton of concentrate, at 167°F, 25- micron grind size, 20% solids and 48 hours total residence time. Different material types oxidized at varying rates, with Vortex materials oxidizing the fastest followed by Central and then Brimstone. The Master Composite oxidation rate was comparable to Brimstone.
•Au recovery versus sulfide oxidation was better than anticipated from bench-scale tests;
•80% Au recovery achieved at 50% sulfide oxidation for all material types;
•87% Au recovery achieved at 60% sulfide oxidation for all material types.
10.5.3Hycroft Mill Demonstration Plant
Hycroft Mining built a demonstration plant with nominal capacity of 10 ton/d at the Hycroft mine site. The plant consisted of a ball mill, a rougher flotation bank, concentrate and tailing thickeners, a regrind mill, oxidation tanks, neutralization tanks, an oxidized concentrate thickener, cyanide leach tanks, CCD thickeners, and a Merrill-Crowe precipitation package. It was operated continuously as an integrated plant, with concentrate surge capacity before oxidation and a pregnant solution storage before Merrill-Crowe. A report on the results of conclusions from the demonstration plant was presented in 2019 (M3 Engineering & Technology et al., 2019).
The demonstration plant was operated with Central and Brimstone materials that were mined from exposed mineralization at the surface of the current open pit.
Highlights of the demonstration plant test results are shown in Figure 10-3 for Central materials. For clarity, only results from Tank 1 (TK1) and Tank 5 (TK5) are shown. Oxidation levels of 60% or better were achieved when the correct steady- state testing conditions were maintained.

Hycroft Mine	Page 57
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 10-3:    Oxidation of Central Flotation Concentrate: Sulfate Spike Test
Source: Figure prepared by M3, 2019.
Once the concentrates were oxidized, Au and Ag recoveries significantly improved over the direct cyanidation recoveries. The results of cyanide leaching of oxidized concentrate are shown on Figure 10-4 as recovery of Au and Ag during the demonstration plant operation. The graph starts with Central concentrate and then switches to Brimstone concentrates on 6/11/2016. Recovery of Au and Ag from Central concentrate peak at around 85%. Au recovery from Brimstone reaches 80 percent while Ag recoveries from Brimstone peaked at 90%. The general shape of the lines roughly follows the degree of oxidation of the concentrate.
Figure 10-4:    Demonstration Plant Cyanide Leach Recovery of Au and Ag
Source: Figure prepared by M3, 2019.
10.5.4Pressure Oxidation
Previous POX testwork was performed primarily by Hazen and SGS on various flotation concentrates of Hycroft sulfide mineralized materials samples, composites thereof and two transition samples. POX testwork has also been performed by Hazen and SGS under both alkaline and acidic environments.

Hycroft Mine	Page 58
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

The following is a list all POX testwork reports provided to Ausenco:
•Hazen Project 11232 Report and Appendices A-F, -POX-CIL Evaluation of Hycroft Flotation Concentrates.
•Hazen Project 11243-01 Report and Appendix, -Evaluation of Hycroft Blend Flotation Concentrate.
•Hazen Project 11307 Report and Appendix, -Evaluation of Kappes, Cassiday & Associates Flotation Concentrate.
•SGS Project 13224-001/003 Final Report, -An Investigation into Oxidative Pre-treatment of Hycroft Flotation Concentrates.
•SGS Hycroft Project – 12012-001 Report 3, -The Recovery of Au and Ag from Hycroft Project Sulfide Samples, Allied Nevada Gold Corporation.
•Kappes, Cassidy & Associates Project No. 189 C,-Hycroft Pressure Oxidation and Leach Testwork.
Previous testwork on alkaline POX had been conducted on flotation concentrates. Table 10-8 summarizes the alkaline POX test results conducted by Hazen, SGS.
The results indicate that: 1) an operating temperature range of 212° F to 437°F; 2) 40 psi oxygen overpressure; and 3) 240 minutes to 360 minutes’ residence time. The limited dataset for alkaline POX indicated poorer gold and silver recoveries.
Table 10-8:    Hycroft Alkaline POX Testwork Summary

Flotation Concentrates Samples	Sulfide (Stotal) wt%	Au ppm	Ag ppm	AC Temp °F	Solids wt%	AC Retention Time min	Oxygen Over-pressure Psig	Caustic Consumption lb/ton	NaCN Consumption (lb/ton)	Au recovery %	Ag recovery %
Brimstone	40.1	11.6	418	437	20	256	40	5.42	1.6	98.5	72.9
	40.1	11.6	418	212	40	360	40	6.06	6.8	54.3	71.2
Hycroft Blend Float Concentrate	38.5	18.1	2103	437	26	240	40	0.15	0.2	64.3	35.8
	38.5	18.1	2103	437	26	240	40	1.46	1.6	63.8	52.0
	38.5	18.1	2103	437	26	240	40	2.95	3.3	63.8	82.1
Previous testwork on acid POX had been conducted on flotation concentrates to determine operating criteria. Table 10-9 summarizes the acid POX test results conducted by Hazen, SGS and KCA.
The results indicate that: 1) an operating temperature range of 374°F to 437°F; 2) 100 psi oxygen overpressure; and 3) 60 minutes’ residence time produce the highest cyanide amenability for Au and Ag recovery. The POX tests also indicate that the concentrates may be prone to form jarosites, which inhibits Ag recovery. The evidence for jarosite formation is:
•Color of the acidic autoclaved pulp is yellow on discharge and reddish brown when conditioned with a lime boil.
•Ag recovery is higher when the pulp is treated with a lime boil, a procedure which subjects the hot pulp for several hours to alkaline conditions.
The gold and silver recoveries from rougher concentrate POX discharge material that has been lime boiled and then leached with cyanide was in the mid-90s and 80s, respectively (Table 10-9).

Hycroft Mine	Page 59
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 10-9:    Hycroft Acid POX Testwork Summary

Sulfide Concentrate Samples Tested	Sulfide (S=) wt%	Au ppm	Ag ppm [1]	Temp °F	Solids wt%	Autoclave retention time (min)	Oxygen Over-pressure PSIG	Lime Boil Time hr	Cyan. Conc. ppt [6]	Sulfide Oxidation %	Au recovery %	Ag recovery %	Test Lab
Brimstone	40.1	11.6	418	374	20	60	100	2	1	-	97.5	89	Hazen
Cut 4	36.9	11.4	168	374	20	60	100	2	1	-	94	94.1	Hazen
Camel	37.7	9.33	152	374	20	60	100	2	1	-	97.7	89.9	Hazen
Bay	22.1	6.03	52.3	374	20	60	100	2	1	-	97.5	75.3	Hazen
Bone Yard	31.9	5.97	95.3	374	20	60	100	2	1	-	96	86	Hazen
Hycroft Blend	38.5	18.1	2103	401	15	60	100	2	1	-	100	77.1	Hazen
Sulfide Master Ro	18.9	4.9	432	401	15	60	100	6	1	-	87	65.8	Hazen
Mixed Master Ro	9.3	8.5	193	401	15	60	100	6	1	-	82.8	86.4	Hazen
Central Blk Sul Ro	8.4	2.47	26	374	20	60	100	2	1	98.8	93.6	90.5	SGS
Central Blk Sul Cl	35.6	10.1	131	374	20	60	100	2	1	99.8	94	94.2	SGS
Vortex Blk Sul Ro	9.1	2.93	276	374	20	60	100	2	1	98.6	97.7	73.5	SGS
Vortex Blk Sul Cl	32.3	10.8	976	374	20	60	100	2	1	99.8	96	72.2	SGS
Central Sul Cl	30.7	10.3	750	374	20	60	100	2	1	98.1	93.5	81.9	SGS
Brimstone Sul Cl	34.7	7.93	392	374	20	60	100	2	1	83.6	53.6	49.5	SGS
Vortex Sul Cl	35.4	8.03	350	374	20	60	100	2	1	94.2	94.5	89.2	SGS
POX 1 Cl con F-16 [2]	31.1	5.93	158	437	8.1	90	100	0-3	1	98.8	71.8	5.5	SGS
POX 2 Cl con F-25 [3]	33.9	9.38	155	437	8.2	90	100	0-3	1	98.6	64.3	19.1	SGS
POX 3 Cl con F-26 [4]	24.2	4.95	165	435	9	90	100	0-3	1	97.6	72.7	72.7	SGS
Brimstone Sul Cl [5]	33.9	7.13	383	428	30	300	100	2	2	99.9	94	97	KCA
[1] Fire Assay
[2] No lime boil, no NaCl
[3] No lime boil, 1.34 oz/g NaCl
[4] No lime boil, 2.67 oz/g NaCl
[5] H2SO4 added to autoclave feed
[6] ppt parts per thousand
Acid POX followed by lime boil was evaluated in the development of the mineral resource, in part, due to the ability to consistently achieve sulfide oxidation. Sulfide oxidation through POX is expected to be consistently above 95% whereas sulfide oxidation through AAO did not consistently achieve the 60% target (Figure 10‑3). Therefore, gold and silver recoveries from POX residue would be higher and more stable compared to AAO. Other reasons for evaluating POX included:
•Acquiring trona in quantities required to operate an AAO circuit was problematic.

Hycroft Mine	Page 60
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

•Limestone is a more cost-effective reagent for acid neutralization.
•Cyanide consumption after pressure oxidation is reduced compared to AAO.
Soda ash was considered as an alternative to trona but was less cost effective than limestone.

Hycroft Mine	Page 61
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

10.5.5Roasting
Roaster testwork was conducted on the Brimstone concentrate from a pilot plant to determine optimum conditions for processing. The results indicate that the optimum roast temperatures are between 797°F and 842°F.
During the tests, average recoveries of 89% Au and 74% Ag were achievable from the concentrates by varying the leach and roast conditions slightly for the majority of the concentrate produced.
10.6Solid-Liquid Separation Tests
Several thickeners are included in the Hycroft flowsheet. New settling tests for these thickeners were performed by Pocock Industrial, Inc. Samples tested were taken from the hydrometallurgical process development studies for Hazen Research, Inc.
Sample streams, namely:
•Rougher flotation concentrate;
•Neutralized AAO circuit product (pre-leach);
•Cyanide-leached slurry (feed to CCD); and
•Rougher flotation tailing.
A summary of the settling test results is presented in Table 10-10 below.
Table 10-10:    Settling Test Results

Sample	Tested Feed Solids (%)	Design Basis Net Feed Loading ft2/gpm	Flocculant Dosage lb/ton	Predicted Underflow Density % solids	Overflow Clarity, ppm TSS
Rougher Concentrate	7.47 – 14.79	0.87 – 1.37	0.12 – 0.13	40.6 – 49.1	150 – 318
Pre-Leach Oxidized Concentrate	7.52 – 7.75	0.68 – 0.92	0.11 – 0.17	35.0 – 41.0	150 – 329
CCD Feed	7.41 – 8.00	0.92 – 1.11	0.15 – 0.17	33.0 – 37.0	150 – 349
Rough Tails	14.10 – 15.80	0.84 – 0.88	0.07 – 0.13	59.5 – 65.0	150 – 250

Hycroft Mine	Page 62
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

11MINERAL RESOURCE ESTIMATES
Mineral resources for the Mine were developed using conventional block modeling methods and open pit optimization software to estimate the component of mineralization that has reasonable prospect of economic extraction. The mineral resource was developed in accordance with the U.S. Securities and Exchange Commission Rule SK-1300 for Mineral Projects. This work was completed by IMC with John Marek P.E. acting as the Engineer of Record.
The model was assembled to support mine planning and production prediction for the Hycroft initial assessment presented in this text. As a result, the model of in-situ mineralization will be used to develop the mineral resources.
11.1Model Location
The block model is assembled in the local mine grid that has been in place for a number of years at Hycroft. That grid is rotated 16 degrees (right rotation looking down) compared to true north. Table 11-1 summarizes the block size and block limits.
Table 11-1:    Block Size and Model Size

Model Location	From Coordinates	To Coordinates	Number of Blocks
Easting Limit	13,000	26,000	325
Northing Limit	35,440	54,800	484
Elevation Limits	2,200	6,600	110
Block Size			40 x 40 x 40 ft
Note: Coordinates are the outside edges of the blocks. The model is assembled in the mine grid.
The drillhole database and the block model are all in the mine grid. To the user, there does not appear to be a rotation because the mine grid is treated as if there were no rotation. The block size selection will be discussed in a later sub-section.
11.2Database
The drillhole database was assembled over many years by multiple companies using at least four different drill methods. That history and the verification of the historical information has been discussed in previous sections.
As noted previously, the Au assay values in the Hycroft legacy database prior to 2000 were historically factored upward by a factor of 1.19. Prior to resource model estimation, that factor was removed by multiplying all gold assays prior to 2000 by 1/1.19 = 0.8403. The removal of the factor does not have substantial impact on the deeper sulfide component of the deposit, but it does remove an observed bias in the near surface data.
There are stockpiles and historical leach pads at the Mine that are within the block model area. Many of those have been drilled after the original excavation of hard rock by sonic or rotary methods. The stockpile holes have been used to estimate the stockpile and leach pad areas, they have not been used to estimate in-situ rock. In total, the Hycroft database contains 5,377 drillholes with 500,960 sample intervals. Within the area of the block model, there are 5,323 drillholes with 493,357 drill intervals amounting to 2,838,923 ft of drilling. Table 11-2 summarizes the amount of drilling and assay information that was used to assemble the block model.

Hycroft Mine	Page 63
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-2:    Data Available for the Assembly of the Resource Model for Au, and Ag

Number of	Total in Model	Stockpile Drilling	In-Situ Rock Drilling	Total In-Situ Rock Remaining After 31 Jan ‘21
Holes	5,323	134	5,189	4,593
Assay Intervals	493,357	2,126	491,231	363,910
Au Fire Assays	365,131	1,939	363,192	262,552
Au Cn Assays	208,699	1,708	206,991	123,622
Ag Fire Assays	118,618	1,729	116,889	102,518
Ag Cn Assays	284,654	1,877	282,777	209,248
Although all of the in-situ rock drilling was used to estimate the in-situ rock, the last column indicates how much of the information remains in the ground after January 31, 2021.
Sulfide sulfur and mercury were estimated from separate databases. A set of sample composites were established by weighing pulp material from the drillholes. Specific holes were selected to provide coverage over the zone of the deposit being considered for flotation mill treatment. Those holes were analyzed by LECO methods to determine sulfide sulfur on 25 ft downhole composites. The separate LECO composite database was used to estimate sulfide sulfur within the block model. There are 150 drillholes within in-situ rock that contain 5,311 composite values for sulfide sulfur in the LECO database.
Mercury was sampled as part of an ICP program with 7,306 composite intervals from 373 drillholes with nominal composite length of 40 ft. There are 6,738 intervals from that data set assayed for mercury by ICP methods.
11.3Basic Statistics
The assay values of economic interest at the mine are gold, silver, and sulfide sulfur. Sulfide sulfur has an impact on the operating cost of the concentrate treatment plant. In addition, the cyanide soluble assays of Au and Ag are of interest because they provide a basis to establish the best metallurgical process based on the ability of Au and Ag to dissolve into cyanide solution.
Table 11-3 presents the basic statistics of the assay database used to assemble the model. The lower portion of the table illustrates the amount of data remaining in the ground after January 31, 2021. The stockpile assays are not included in the table. The entire database was searched for grade estimation purposes, but practically, the data in the lower half of the table remaining in ground after January 31, 2021 is indicative of the amount of information available to estimate the remaining Mineral Resource.

Hycroft Mine	Page 64
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-3:    Assay Database (No Stockpile Assays)

Commodity	Number of Assays	Mean Grade	Standard Deviation of Grade	Maximum Value
Fire Au	363,192	0.009 oz/ton	0.017 oz/ton	3.150 oz/ton
Includes historical up factor of pre-2000 drilling
Fire Au Unfact	363,192	0.008 oz/ton	0.016 oz/ton	3.150 oz/ton
Fire Au Factor of pre-2000 drilling removed above
Cyanide Sol Au	206,991	0.006 oz/ton	0.023 oz/ton	8.000 oz/ton
Cn Au/FaAu	190,714	0.52	0.34	1.00
Fire Ag	116,889	0.51 oz/ton	3.07 oz/ton	647.50 oz/ton
Cyanide Sol Ag	282,777	0.12 oz/ton	0.38 oz/ton	62.51 oz/ton
Sulfide Sulfur	5,311	1.79%	1.40%	25.12%
From LECO database
Assay information remaining below the January 31, 2021 topography surface
Commodity	Number of Assays	Mean Grade	Standard Deviation of Grade	Maximum Value
Fire Au	262,552	0.009 oz/ton	0.016 oz/ton	3.150 oz/ton
Includes historical up factor of pre-2000 drilling
Fire Au Unfact	262,552	0.008 oz/ton	0.016 oz/ton	3.150 oz/ton
Fire Au Factor of pre-2000 drilling removed above
Cyanide Sol Au	123,622	0.005 oz/ton	0.026 oz/ton	8.000 oz/ton
CnAu/FaAu	110,801	0.42	0.33	1.00
Fire Ag	102,518	0.53 oz/ton	3.26 oz/ton	647.50 oz/ton
Cyanide Sol Ag	209,248	0.12 oz/ton	0.42 oz/ton	62.51 oz/ton
Sulfide Sulfur	5,311	1.79%	1.40%	25.12%
From LECO data base
Table 11-3 illustrates the impact of removing the Au grade factor that has historically be applied to the pre-2000 drilling. Of the 262,552 Au assays remaining in the ground after January 31, 2021, 73,003 assays or 28% of the remaining Au database has had the 1.19 up factor removed.
Table 11-3 also illustrates that Au cyanide soluble assays exist on roughly 47% of the database. Ag fire assays exist on only 39% of the remaining database. During leach operations, cyanide Ag assays were routinely completed, however total Ag assays were not common. Estimation of total or fire Ag will consequently be limited by the smaller number of available assays.
Since 47% of the data have received cyanide Au assays, the ratio of cyanide Au / fire Au was estimated rather than cyanide Au directly. Although not statistically optimum, the process is necessary and common in the industry. The ratio of cyanide soluble Au to fire assay Au (CnAu/FaAu = Cnratau) is used during mine planning to allocate material to the proper treatment process. When the Cnratau is calculated, values over 1.0 are set back to 1.0. The basic statistics of the Cnratau is also summarized on Table 11-3.
11.3.1Geology
The geology of the Hycroft deposit has been presented in previous report sections. The primary occurrences which have control on the grade distribution at Hycroft are Lithology, Alteration, and Structure. Each have impacts on mineralization.
11.3.2Lithology
The main lithology or rock types in the Hycroft deposit are:
•Alluvium

Hycroft Mine	Page 65
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

•Tuffaceous Lake Bed Sediment, Part of the Tertiary Sulfur Group
•Camel Conglomerate. Part of the Tertiary Sulfur Group, and eroded from the Kamma Volcanics
•Kamma Volcanics, Tertiary, but older than the sulfur group conglomerates and sediments.
•Auld Lang Sign (ALS)
•Jurassic laminated siltstone, the basement of the deposit.
The Alluvium is typically barren and has not had grade assignment within the model. The primary mineral deposits are the Camel and Kamma units. There is minor mineralization in the ALS but since there is little drilling it has not been estimated in this resource model.
Interpreted solids representing the above rock types were provided by Hycroft and checked against logging by IMC. IMC found them appropriate for use in development of the resource model. Figure 11-1 is an east–west cross-section illustrating the major rock types looking north.
Assay values were back coded from the lithology solids prior to boundary analysis.
11.3.3Alteration
Alteration consists of:
•Argillic;
•Silicic; and
•Propylitic.
Hycroft provided alteration solids to IMC. IMC checked those solids against the logged database and found them to be acceptable for use in development of the resource model. In summary, when propylitic alteration was encountered, boundary analysis and basic statistics indicated that it was statistically similar to the argillic altered material, and it was combined with argillic during block grade estimation.
Silicic alteration is prevalent and tends to be deeper and generally more prevalent in the eastern portion of the deposit. Boundary and statistical analysis indicates that the silicic altered material is generally higher grade than the argillic-propylitic altered rock. Figure 11-2 is an east–west cross-section through the interpreted alterations, looking north.
Assay values were back coded from the alteration solids prior to boundary analysis.
11.3.4Structure
Several north–south striking basin and range faults cut through the Hycroft deposit. In addition to the northeast striking, the deposit is cut by the Ramp Fault and the West dipping East Fault. The East Fault is interpreted to be a thick shear zone and appears to the orientation and possibly the conduit of mineralization in the eastern portion of the deposit. The footwall of the East Fault has minor mineralization, but grades were not estimated in the footwall within this model.
Figure 11-3 is a map view of the faults and the numbering system assigned by IMC to the fault blocks between the faults. The fault block numbers will be used to define the domains and search parameters for block grade estimation.
Assay values were back coded from the structure block solids prior to boundary analysis.

Hycroft Mine	Page 66
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 11-1:    East–West Cross-Section 43,000N Looking North, showing Hycroft Rock Types
Source: Figure prepared by IMC, 2022.
Figure 11-2:    East–West Cross-Section 43,000N Looking North, showing Hycroft Alterations
Source: Figure prepared by IMC, 2022.

Hycroft Mine	Page 67
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 11-3:    Hycroft Structure Interpretation
Source: Figure prepared by IMC, 2021.

Hycroft Mine	Page 68
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

11.4Domain
Domains for grade estimation are a combination of structure, alteration, and lithology. The domain boundaries were developed by studying the basic statistics and by performing boundary analysis between contacting structural domains.
Boundary analysis selects the assay (or composite) information from both sides of the boundary being tested at several different separation distances. IMC then completes a series of statistical hypothesis tests to confirm if the data on either side of the boundary could have come from the same or different statistical populations.
As a result of the fairly extensive boundary analysis, IMC arrived at 14 domains, primarily based on the results analyzing the Au assay information.
The domains are summarized on Table 11-4.
Table 11-4:    Population Domains for Grade Estimation

Population Domain Number	Alteration Type and Code	Lithology Type and Code	Structure Block Code	Description
1	Acid Lch 501	All	All	Acid Leach Alteration
2	Arg+Prop 502+504	Tsg 4	All	Argilic Lake Sediments
3	Silicic 503	Tsg 4	All	Silicic Lake Sediments
4	Arg+Prop 502+504	All	10	Argillic West of the Range Fault
5	Arg+Prop 502+504	All	101	Argillic Between Range and West Splay
6	Arg+Prop 502+504	All	102	Argillic Between West Splay and Central
7	Arg+Prop 502+504	All	203, 204	Argillic Between West Splay and Central South
8	Arg+Prop 502+504	All	104, 105, 201, 202, 205, 207, 501	Argillic Between Central Fault and East Footwall
9	Silicic 503	All	10	Silicic West of the Range Fault
10	Silicic 503	All	101	Silicic Between Range and West Splay
11	Silicic 503	All	102	Silicic Between West Splay and Central
12	Silicic 503	All	203, 204	Silicic Between West Splay and Central South
13	Silicic 503	All	104, 105, 201, 202, 205, 207, 501	Silicic Between Central Fault and East Footwall
14	All	2	All	Alluvium, not estimated
11.5Assay Caps
Prior to grade estimation, high-grade outliers were capped to limit undue impact on block grade estimation. Cumulative frequency plots were studied within each of the domains in order to set cap values. In all cases only a small percentage of high valued samples were capped, generally less than 0.5% of the database. Table 11-5 summarizes the cap values that were applied to assays prior to calculating composites.

Hycroft Mine	Page 69
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-5:    Assay Cap Values

Population Domain Number	Alteration Type and Code	Lithology Type and Code	Structure Block Code	Description	Assay Cap Value
					Au* oz/ton	Ag oz/ton	Cn Ag oz/ton
1	Acid Lch 501	All	All	Acid Leach Alteration	0.150	4.00	2.00
2	Arg+Prop 502+504	Tsg 4	All	Argillic Lake Sediments	0.045	0.60	0.40
3	Silicic 503	Tsg 4	All	Silicic Lake Sediments	0.025	0.70	0.40
4	Arg+Prop 502+504	All	10	Argillic West of the Range Fault	0.037	1.50	0.90
5	Arg+Prop 502+504	All	101	Argillic Between Range and West Splay	0.060	0.35	0.12
6	Arg+Prop 502+504	All	102	Argillic Between West Splay and Central	0.120	0.80	0.70
7	Arg+Prop 502+504	All	203, 204	Argillic Between West Splay and Central South	0.120	10.00	3.00
8	Arg+Prop 502+504	All	104, 105, 201, 202, 205, 207, 501	Argillic Between Central Fault and East Footwall	0.300	50.00	9.00
9	Silicic 503	All	10	Silicic West of the Range Fault	0.030	50.00	3.00
10	Silicic 503	All	101	Silicic Between Range and West Splay	0.083	4.50	1.50
11	Silicic 503	All	102	Silicic Between West Splay and Central	0.200	20.00	2.80
12	Silicic 503	All	203, 204	Silicic Between West Splay and Central South	0.250	90.00	9.00
13	Silicic 503	All	104, 105, 201, 202, 205, 207, 501	Silicic Between Central Fault and East Footwall	0.300	45.00	9.00
14	All	2	All	Alluvium, not estimated
*Gold assays are after the pre-1999 factors have been removed
The gold cyanide to fire assay ratio was capped at 1.0 to assure that there were no values with cyanide assay greater than fire assay when estimating the model.
In all cases above, the sonic drilling and the drilling in the Crofoot leach dump were excluded from the analysis as they do not represent in-situ mineralization.
11.6Bench Height Confirmation
Prior to compositing, a test was completed to confirm the selection of bench height for the model. The assay database was composited to alternative bench height intervals of 20 ft to 45 ft in 5-foot intervals. For each set of composites, the number of composites above cutoff and the average grade of those composites above cutoff were calculated. The number of composites multiplied by the average grade is used as an approximation of contained metal above cutoff. Multiple cutoffs of 0.002, 0.003, 0.004, and 0.005 oz/ton Au were tested at each of the bench heights. The sonic drilling and Crofoot leach pad drilling were not included.
The resulting graph is shown on Figure 11-4. Each line represents a different cutoff grade. The graph indicates that a bench height of 35 ft could result in a slight improvement in the recovery of Au compared to other tested heights.

Hycroft Mine	Page 70
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 11-4:    Bench Height Analysis

Hycroft Bench Height vs Gold Cutoff Grade
Composites Below 31 January 2021 Topography
0.90
0.85
0.80
0.75
0.70
0.65
0.60
Grade x Percent Above Cutoff
15
20
25
30
35
40
45
50
Bench Height in Feet
0.001 OPT Gold
0.002
0.003
0.004
0.005

Source: Figure prepared by IMC, 2021.
The improvement at 35 ft would be between 0.3 and 1.1% difference in recoverable metal compared to the current operating 40 ft bench. Considering the production rate and the impact to change the current operation, the improvement due to 35 ft benches was not sufficient to warrant a change to the current operational practice of 40 ft.
11.7Composites
The assay data was composited to 40 ft downhole or length composites for input to grade estimation. The compositing was applied to the capped grades noted in a previous sub-section. Lithology, alteration, and structure block were assigned to each 40 ft composite on a majority basis. Lithology, alteration, and structure block were not respected in the composite process allowing composites to straddle a boundary. Table 11-6 summarizes the basic statistics of the composited assay data.

Hycroft Mine	Page 71
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-6:    Basic Statistics of 40-ft Length Composites

Population Domain Number	Alteration Type and Code	Lithology Type and Code	Structure Block Code	Description	Statistics Summary for 40-ft Composites
					Statistic	Au* oz/ton	Ag oz/ton	Cn Ag oz/ton	CnAu/ FaAu Ratio
1	Acid Lch 501	All	All	Acid Leach Alteration	N = Mean = Std = Max =	4,970 0.0046 0.0067 0.1000	293 0.2987 0.3641 2.9454	4,491 0.0278 0.0624 1.1740	3,511 0.7568 0.2125 1.0000
2	Arg+Prop 502+504	Tsg 4	All	Argilic Lake Sediments	N = Mean = Std = Max =	253 0.0023 0.0032 0.0155	84 0.2099 0.9657 0.5023	250 0.0012 0.0023 0.1824	22 0.3983 0.2440 0.8566
3	Silicic 503	Tsg 4	All	Silicic Lake Sediments	N = Mean = Std = Max =	55 0.0039 0.0043 0.0140	20 0.2116 0.1312 0.4844	28 0.0649 0.0517 0.1916	14 0.2008 0.1225 0.4536
4	Arg+Prop 502+504	All	10	Argillic West of the Range Fault	N = Mean = Std = Max =	304 0.0033 0.0043 0.0244	123 0.1069 0.1425 0.8970	150 0.0331 0.0608 0.4764	45 0.5005 0.2868 0.9762
5	Arg+Prop 502+504	All	101	Argillic Between Range and West Splay	N = Mean = Std = Max =	386 0.0112 0.0092 0.0380	32 0.0097 0.0752 0.2460	35 0.0137 0.0242 0.1136	308 0.4924 0.2218 1.0000
6	Arg+Prop 502+504	All	102	Argillic Between West Splay and Central	N = Mean = Std = Max =	2,328 0.0094 0.0096 0.0951	155 0.1759 0.1618 1.6550	798 0.0388 0.0782 1.3478	2,006 0.6392 0.2542 1.0000
7	Arg+Prop 502+504	All	203, 204	Argillic Between West Splay and Central South	N = Mean = Std = Max =	2,333 0.0058 0.0080 0.0895	294 0.3253 0.4256 3.8306	1,700 0.0563 0.1156 1.4295	1,021 0.5693 0.2935 1.0000
8	Arg+Prop 502+504	All	104, 105, 201, 202, 205, 207, 501	Argillic Between Central Fault and East Footwall	N = Mean = Std = Max =	5,366 0.0055 0.0081 0.2246	1,446 0.4310 0.9651 17.2228	4,816 0.0705 0.1906 4.3843	1,643 0.4984 0.3094 1.0000
9	Silicic 503	All	10	Silicic West of the Range Fault	N = Mean = Std = Max =	917 0.0056 0.0055 0.0226	420 0.3581 1.0140 13.9026	467 0.1047 0.2225 2.0536	122 0.3550 0.2964 0.9861
10	Silicic 503	All	101	Silicic Between Range and West Splay	N = Mean = Std = Max =	367 0.0126 0.0118 4.5000	78 0.1721 0.2451 1.6540	70 0.0856 0.1031 0.5361	288 0.4895 0.2404 1.0000
11	Silicic 503	All	102	Silicic Between West Splay and Central	N = Mean = Std = Max =	3,741 0.0122 0.0102 0.1200	668 0.2268 0.3762 6.4105	1,329 0.0838 0.1139 1.2165	3,260 0.5495 0.2340 1.0000
12	Silicic 503	All	203, 204	Silicic Between West Splay and Central South	N = Mean = Std = Max =	6,409 0.0102 0.0094 0.1891	1,753 0.4253 1.0252 25.9226	5,287 0.1155 0.1923 4.7884	3,659 0.4689 0.2622 1.0000
13	Silicic 503	All	104, 105, 201, 202, 205, 207, 501	Silicic Between Central Fault and East Footwall	N = Mean = Std = Max =	15.505 0.0093 0.0086 0.1936	7,121 0.5969 1.1241 28.9200	13,305 0.1781 0.3079 3.7845	7,086 0.4260 0.2724 1.0000

Hycroft Mine	Page 72
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

11.8Variography
Variograms were calculated for each of the 13 mineralized domains to provide guidance in the selection of search distance and direction for grade estimation. Multiple variograms were run on Au, Ag, sulfide sulfur, and the Cnratau variable.
Figure 11-5 and Figure 11-6 illustrate just a few of the Au and Ag variograms that were completed. Figure 11-5 represents the Au and Ag in the Silicic material between the West Spay and Central Faults (domain 12). Figure 11-6 represents Au and Ag in the Silicic material between the Central Fault and the Footwall of the East Fault (domain 13). These are two of the more important mineralized domains that will contribute to the Mineral Resource.
A scan of the variogram statistics indicates the fewer number of Ag composites compared to the number of gold composites. That contributes to the relative difficultly obtaining clear variograms for silver.

Hycroft Mine	Page 73
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 11-5:    Variograms for Silicic Material Between the West Splay and Central Faults
Au

North–South	East–West
Ag

North–South	East–West
Source: Figure prepared by IMC, 2022.

Hycroft Mine	Page 74
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 11-6:    Variograms in Silicic Material Between the Central Fault and the East Fault Footwall
Au

North–South	East–West
Ag

North–South	East–West
Source: Figure prepared by IMC, 2022.

Hycroft Mine	Page 75
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

11.9Block Grade Estimation
Block grade estimation was broken into three groups of estimates:
•Au, Ag, and Mercury
•Cnratau
•Sulfide Sulfur
The boundaries and controls on each of the three were different as might be expected with the differences in geologic occurrence in each of the three cases.
The Au and Ag were estimated using the 40 ft composites of the assay database discussed previously. Cnratau utilized the same database and composites but with different boundary controls.
Sulfide sulfur was estimated using a separate composite database of LECO analysis for sulfide sulfur. Those composites were assembled from pulps to provide area coverage of sulfide sulfur data over the economically interesting parts of the project.
The estimation of mercury was added later in response to questions from the project process team and is based on a separate database of ICP analysis that was completed on later drilling.
Inverse distance methods were used for most of the block value estimations. Test runs of ordinary kriging were also completed. The intent of selecting the inverse distance method was to develop a better planning model with less smoothing during block estimation. The intent was to provide an estimate of block values that would be predictive of actual mine head grades once appropriate cutoffs were applied.
11.9.1Gold and Silver
Gold, silver, and mercury utilized the 13 domains defined previously. Those domain boundaries were treated as “hard” boundaries during estimation. All three metals were estimated using the 40 ft composites noted earlier and inverse distance cubed (1/d3) as the estimation method. For Au, the composite values with the factoring removed were used for Au grade estimation. Search parameters are provided on Table 11-7.
Within some domains, a high-grade search limit was applied where composites above a certain grade were not used beyond half of the normal search distance. This process includes the high-grade values but limits their extent to minimize high-grade smearing over neighboring low-grade values.
The grade estimation for all three metals used a maximum of ten composites with a maximum of three composites per drillhole. A single composite could be used to assign a block grade, but that grade would be considered as inferred category (Class is discussed later in this section).

Hycroft Mine	Page 76
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-7:    Grade Estimation Parameters for Au, Ag, and Mercury

Population Domain Number	Alteration Type and Code	Lithology Type and Code	Structure Block Code	Description	Statistics Summary for 40 ft Composites
					Variable	Orientation, Degrees			Search Radii, ft			Method Inv Dist	HG Limit Grade	HG Limit Search ft
						Dip Dir	Plunge	Rotation	Prim	Second	Perpend
1	Acid Lch 501	All	All	Acid Leach Alteration	Au Ag Mercury	270 270 270	0 0 0	0 0 0	270 270 270	270 270 270	50 50 50	3 3 3	NA NA NA
2	Arg+Prop 502+504	Tsg 4	All	Argillic Lake Sediments	Au Ag Mercury	0 0 0	0 0 0	0 0 0	270 270 270	270 270 270	50 50 50	3 3 3	0.008 NA NA	135
3	Silicic 503	Tsg 4	All	Silicic Lake Sediments	Au Ag Mercury	0 0 0	0 0 0	0 0 0	270 270 270	270 270 270	50 50 50	3 3 3	0.100 NA NA	135
4	Arg+Prop 502+504	All	10	Argillic West of the Range Fault	Au Ag Mercury	270 270 270	0 0 0	0 0 0	150 150 150	150 150 150	50 50 50	3 3 3	0.010 0.300 0.200	75 75 75
5	Arg+Prop 502+504	All	101	Argillic Between Range and West Splay	Au Ag Mercury	270 270 270	0 0 0	0 0 0	300 300 300	300 300 300	50 50 50	3 3 3	NA NA NA
6	Arg+Prop 502+504	All	102	Argillic Between West Splay and Central	Au Ag Mercury	270 270 270	0 0 0	0 0 0	200 200 200	200 200 200	50 50 50	3 3 3	NA NA NA
7	Arg+Prop 502+504	All	203, 204	Argillic Between West Splay and Central South	Au Ag Mercury	270 270 270	0 0 0	0 0 0	250 250 250	250 250 250	50 50 50	3 3 3	0.100 0.600 NA	125 125
8	Arg+Prop 502+504	All	104, 105, 201, 202, 205, 207, 501	Argillic Between Central Fault and East Footwall	Au Ag Mercury	285 285 285	-40 -40 0	0 0 0	300 300 300	300 300 300	50 50 50	3 3 3	0.060 1.500 NA	150 150
9	Silicic 503	All	10	Silicic West of the Range Fault	Au Ag Mercury	270 270 270	0 0 0	0 0 0	200 200 200	200 200 200	50 50 50	3 3 3	0.020 0.800 NA	100 100
10	Silicic 503	All	101	Silicic Between Range and West Splay	Au Ag Mercury	270 270 270	0 0 0	0 0 0	300 300 300	300 300 300	50 50 50	3 3 3	0.029 0.500 NA	150 150
11	Silicic 503	All	102	Silicic Between West Splay and Central	Au Ag Mercury	270 270 270	0 0 0	0 0 0	300 300 300	300 300 300	50 50 50	3 3 3	0.060 0.600 NA	150 150
12	Silicic 503	All	203, 204	Silicic Between West Splay and Central South	Au Ag Mercury	270 270 270	0 0 0	0 0 0	250 250 250	250 250 250	50 50 50	3 3 3	0.020 1.000 NA	125 125
13	Silicic 503	All	104, 105, 201, 202, 205, 207, 501	Silicic Between Central Fault and East Footwall	Au Ag Mercury	285 285 285	-40 -40 0	0 0 0	300 300 300	300 300 300	50 50 50	3 3 3	0.100 2.000 NA	150 150

Hycroft Mine	Page 77
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

11.9.2Cyanide Ratio
About half of the assay database for fire Au was also assayed for cyanide soluble Au. The cyanide soluble assay is a direct indication of the cyanide amenability of the mineralized material to Au and Ag recovery by cyanidation. Much of the upper portion of the deposit received cyanide soluble assays for Au and Ag. To the point that there are more Ag cyanide assays than fire Ag assays.
The Au cyanide assays are the most consistent set of data to estimate the cyanide recovery of the ore. Cnratau was used to indicate cyanide amenability because there are such widely differing numbers of cyanide and fire assay data. The ratio, where it is available, can be interpolated as an indication of oxidation that has occurred in the rock mass.
The domains selected for Au, Ag, and mercury mineralization reflect the original hydrothermal mineralization. The cyanide ratio however reflects the oxidation process as a secondary impact.
A review of cross-sections of the cyanide ratio data indicated two populations of Cnratau:
•A generally horizontal band near topography reflecting surface water and oxidation that looks like a conventional oxidation blanket.
•Isolated values at depth that likely reflect oxidation downward along structure with limited later extent.
In order to estimate Cnratau, a boundary was developed between the upper oxide blanket and the lower structural controlled oxidation. This was completed by visual analysis of Cnratau cross-sections.
The boundary surface was defined as a horizontal plan on the 4000 elevation from the east edge of the model to the 19,000 east line. From there the surface trends upward to the 4400 elevation at the 21,000 east line. From 21,000 east to the east edge of the model the 4400 elevation is applied. Blocks above the surface were coded with a value of 1 in a variable called “Contrat”. Blocks below the surface were coded with a Contrat value of 2.
Table 11 8 summarizes the parameters used to estimate the Cnratau within each block. Once the ratio was assigned, block values of cyanide soluble Au could be calculated where required. Composite requirements: max =10, min =1, max per hole =3.
Table 11-8:    Estimation Parameters for Cyanide Ratio

Cn Ratio Domain “Contrast”	Structure Block Code	Description	Statistics Summary for 40 ft Composites
			Variable	Orientation, Degrees			Search Radii, Ft.			Method Inv Dist
				Dip Dir	Plunge	Rotation	Prim	Second	Perpend
1	All	Near Surface Oxidation, East of Central Fault	Cnratau	270	0	0	700	700	50	3
2	104, 105, 201, 202, 205, 207, 501	Structural Oxidation, East of Central Fault	Cnratau	285	-40	0	150	150	50	3
3	10, 101, 102, 201, 202, 203, 204, 205, 206	Structural Oxidation, West of Central Fault	Cnratau	270	0	0	150	150	50	3
11.9.3Sulfide Sulfur
Sulfide sulfur was estimated in order to provide an improved localized cost for concentrate processing. The cost of concentrate processing is dependent on the amount of sulfide sulfur in the mill feed. Most of the sulfide sulfur is in the form of pyrite. Pyrite exists everywhere throughout the deposit, including in the oxidized portion. In particular, the acid leach alteration type also contains native sulfur which also reports to the LECO assay method for sulfide sulfur. The acid leach alteration was broken out separately for estimation and is not planned for processing.
The presence of sulfide sulfur is not impacted by the oxidation state or rock type. Population tests indicate that the only independent population is the acid leach alteration. The dip orientation for the estimation parameters were however adjusted based on structure.
The sulfide sulfur LECO data was performed on selected drillholes. Physical composites 25 ft long were assembled for submittal to LECO analysis by Hycroft. Once a hole was selected, the 25 ft downhole composites were continuous for the

Hycroft Mine	Page 78
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

length of the hole. These composites were used for input for block estimation without further compositing. The holes selected for LECO analysis generally target the Vortex pit area with roughly 400 ft spacings between them.
Table 11-9 summarizes the estimation parameters used to assign sulfide sulfur to the model blocks.
Table 11-9:    Sulfide Sulfur Estimation Parameters

Alteration Type “hyc_alt”	Structure Block Code	Description	Statistics Summary for 40 ft Composites
			Variable	Orientation, Degrees			Search Radii, Ft			Method Inv Dist
				Dip Dir	Plunge	Rotation	Prim	Second	Perpend
501	All	Acid Leach Alteration	Sulfd	270	0	0	650	650	200	3
All but 501	104, 105, 201, 202, 205, 207, 501	Lith and laceration East of Central Fault	Sulfd	285	-40	0	650	650	200	3
All but 501	10, 101, 102, 201, 202, 203, 204, 205, 206	Lith and Laceration West of Central Fault	Sulfd	270	0	0	650	650	200	3
Due to the few number of sulfide sulfur composites, default values were assigned based on alteration type to those blocks without estimated sulfide sulfur. Sulfide sulfur is an input to project cost so leaving blocks unestimated would underestimate project costs.
The default values were assigned as follows in Table 11-10. Default values were assigned to blocks that were estimated for Au or Ag and did not receive a sulfide sulfur value from the estimation process noted on Table 11-10.
Table 11-10:    Sulfide Sulfur Default Values if Not Estimated

Alteration Type “hyc_alt”	Description	Default Sulfide Sulfur %
501	Acid Leach	1.8972
502	Argillic	1.6092
503	Silicic	1.8762
504	Propylitic	1.6090
0 or 505	Unassigned	1.7477
Defaults used if Not Estimated
Defaults Assigned if Au or Ag >0
11.9.4Density
Bulk density was assigned to in-situ rock based on density data collected by Hycroft and their predecessors. Average density values were set based on alteration type within the hard or in-situ units. The exception was the ALS rock type which was assigned a single value not impacted by alteration.
Alluvium, back fill, and stockpiles were guided by the few test values available but were generally based on the density values assigned to the previous block model completed in 2019. There is a slight increase in the density of sulfide stockpiles compared to general back fill or dump stockpiles.
Table 11-11 summarizes the densities assigned to the model.

Hycroft Mine	Page 79
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-11:    Density Assigned to the Block Model

Alteration Type “hyp_alt”	Lithology Code “hyc_geol”	Description	Specific Gravity	Lbs/Cu ft	Ktons per Model Block
501	All	Acid Leach	2.2654	141.36	4.524
502	All	Argillic	2.2094	137.87	4.412
503	All	Silicic	2.5055	156.34	5.033
504	All	Propylitic	2.3193	144.72	4.631
	2	Alluvium	1.7808	111.12	3.556
	7	Auld Lang Syne	2.6520	165.48	5.296

Stockpile “stkptyp”			Specific Gravity	Lbs/Cu ft	Ktons per Block
802 80108 80109 80110 80100, NW+Geb Fill Sulfide Stkps 80101 80102 80103 80104 + 80105 80106 80107, Central+Brim Stkps 80120, Crofoot Leach Pad			1.6026	100.00	3.2000
			1.7049	106.39	3.4040
			2.0000	124.80	3.9936
11.9.5Stockpile Grade Estimation
The Hycroft pits have incurred both backfilling and in-pit stockpiling. In particular, potential sulfide mill feed that has been incurred during the mining of oxide heap leach ores have been stockpiled. That material is potential future mill feed to a sulfide processing facility.
Hycroft provided interpreted solids based on survey of many of the stockpiles. Where possible they provided the average tonnage and grade of each stockpile based on their mineralized material control information when the material was mined. In addition, there were a number of additional in-pit fill areas that were modeled within the previous 2019 model. Most of those were in the north area of the project in the old Bay pit.
IMC utilized the Hycroft solids to code model blocks as stockpile or fill. Where the 2019 model had backfill codes, IMC utilized those codes in an effort to account for all in-pit materials. In addition, the Crofoot leach pad is located west of the Central Pit area. That material has been coded in order to prevent assignment of grade from original in-situ assay samples.
Some of the stockpiles at Hycroft have been drilled by Sonic drilling and sampling methods. The grade of those stockpiles that contained sonic drilling was assigned with the sonic assays. Where there were no sonic assays in a stockpile block, the mineralized material control grades provided by Hycroft were assigned to the stockpile blocks. Densities were assigned as summarized in the previous sub-section.
Blocks were assigned stockpile codes as summarized on Table 11-12.

Hycroft Mine	Page 80
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-12:    Stockpile Grade Estimation of Assignments

Stockpile Codes	Location	Variables Estimated
		Au, Ag, Sulfide Sulfur, CnAu/FaAu Ratio
80100	Brim Pit
80101	Brim Pit	Search Distances			Estimation Method
80102	Crusher Stockpile	North ft	East ft	Vert ft
80104	Central Pit	600	600	200	1/D1
80120	Crofoot Pad

Stockpile Grades Assigned by Hycroft Production History
Stockpile Codes	Location	Au oz/ton	Ag oz/ton	Sulfide Sulfur %	CnAu/FaAu Ratio
80103	Central Pit	0.0131	0.2308	1.89	0.25
80105	Central Pit	0.0148	0.6514	2.51	0.20
802	General Fill	0.0000	0.0000	0.00	0.00
80108	NW Area	0.0000	0.0000	0.00	0.00
80109	NW Area	0.0000	0.0000	0.00	0.00
80110	NW Area	0.0000	0.0000	0.00	0.00
The Crofoot leach pad (code 80120) was assigned a confidence class. All other stockpiles with grade were assigned a confidence class for indicated.
11.10Classification
Individual blocks in the model were assigned classification codes as defined within NI 43-101 and the CIM best practices. As noted earlier the stockpiles were assigned classification codes of 2 for Indicated class and the Crofoot stockpile was assigned a code of 3 for inferred.
The in-situ rock values were assigned classification codes based on the inverse distance estimation of Au. During that estimation process, the number of composites that were used to estimate the block was stored along with the distance between the block and the closest composite. Those two parameters were used to assign classification code in the following manner.
If closest distance <= 125 ft and number of composites = 10,     Class=1 Measured
            Else if
    If closest distance <=225 ft and number of composites >=4,
and Ag was estimated, then                    Class=2 Indicated
            Otherwise
    Remaining Blocks                         Class=3, Inferred
The process was actually completed in reverse order to that summarized above so that indicated overprinted inferred and both were overprinted by measured where required. There are some blocks that may have met the criteria for indicated classification based on the estimation of gold that were moved to inferred class because there was no silver estimate. Additional silver data to allow for the estimation of more silver blocks could benefit the project by moving some of this material to the indicated classification.
11.11Model Verification
The block model was verified by several methods before being used to determine mineral resources.
•Detailed Visual Checks of Drilling versus Block Estimates;
•Swath Plots;

Hycroft Mine	Page 81
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

•IMC Smear Check;
•Reconciliation to Production History;
The visual check of the block model was one of the most useful and informative processes that was used to confirm the practicality of the block model. IMC completed visual checks on plan and section for all of the estimated variables in the model. In addition to IMC visual checks, the Hycroft engineering and geology team on site also reviewed the model and helped IMC identify and correct coding issues prior to finalizing the block model.
11.11.1Swath Plots
Swath plots are a practice now common among resource modelers to provide a visual indication if the block model follows the grade trends indicated by the supporting data and if there is any observable local bias in the block grade estimation.
Figure 11-7 illustrates the average grades of contained composites and block model grades for horizontal slices through the block model for Au and Ag. The Ag model has smoothed out the composite grade distribution and indicates a model low bias of Ag. This is due to the few number of Ag composites (roughly 30% of the number of Au composites). Searching to fill the blocks with Ag grade has resulted in an overly smoothed result. Had there been more Ag assay and composites, the Ag model would more closely track the composite grade variation.
Figure 11-8 illustrates the composite and block grade comparison for vertical slices in the east–west orientation. The smoothing issue of Ag is also present on the vertical sections.
In both plots, only in-situ block grades are being compared to non-sonic drill composites. Stockpiles have been removed from the swath plots.

Hycroft Mine	Page 82
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 11-7:    Vertical Swath Plots for Gold and Silver
Source: Figure prepared by IMC, 2022.

Hycroft Mine	Page 83
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Figure 11-8:    Vertical Swath Plots for Gold and Silver
Source: Figure prepared by IMC, 2022.

Hycroft Mine	Page 84
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

11.11.2Smear Check
IMC uses a simple test to understand the amount of grade smoothing within the block model and to confirm that the model grades are not high biased. The test is referred to internally as the “smear check.”
The procedure is as follows:
•A range of cutoff grades are selected for the check process. Typically, they bracket the potential planning cutoff grades.
•For each cutoff grade being tested, the blocks above cutoff are identified.
•All composites contained within those blocks are identified.
•The average grade of the composites and blocks are tabulated.
•The percentage of the contained composites less than cutoff are calculated.
Table 11-13 summarizes the results for both Au and Ag in-situ rock. Stockpiles and sonic drillholes have been removed from this analysis.
Table 11-13:    IMC Smear Check

Au Composites vs Model Au 1/D3
Cutoff Grade	% Comps Less than Cutoff	Number of Comps In Shape	Composite Grade oz/ton	Number of Blocks in Shape	Model Grade oz/ton
0.002	7.99	35,969	0.010	819,615	0.008
0.003	8.10	33,339	0.010	738,740	0.009
0.004	9.97	31,018	0.011	667,422	0.009
0.005	12.35	28,591	0.012	593,553	0.010
0.006	15.26	25,796	0.012	518,085	0.011
0.007	17.26	22,927	0.013	442,113	0.011
0.008	19.55	19,974	0.014	369,140	0.012
0.009	20.23	17,078	0.015	304,207	0.013
0.010	21.41	14,514	0.016	248,062	0.014

Ag Composites vs Model Ag 1/D3
Cutoff Grade	% Comps Less than Cutoff	Number of Comps In Shape	Composite Grade oz/ton	Number of Blocks in Shape	Model Grade oz/ton
0.100	2.39	10,259	0.558	510,279	0.402
0.200	6.97	8,674	0.628	409,373	0.460
0.300	12.96	5,447	0.851	226,124	0.634
0.400	15.40	3,805	1.069	140,759	0.810
0.500	15.42	2,795	1.293	95,009	0.986
0.600	16.67	2,195	1.499	65,868	1.180
0.700	17.10	1,754	1.709	49,036	1.364
0.800	16.64	1,454	1.908	37,854	1.547
0.900	17.09	1,235	2.095	29,645	1.740
1.000	17.60	1,051	2.299	23,249	1.958
The test results are positive. In all cases the model grade is properly less than the grade of the contained composites because the model block grade estimation utilized composite data that was located outside of the shape being tested. If the model grade were higher than the grade of the contained composites, there would be indication of high bias within the model.

Hycroft Mine	Page 85
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

The percentage of composites less than the tested cutoff is generally small in the range of applicable cutoff grades. Percentages in the range of 15% are typical for well zoned deposits. Values less than 10% in the range of cutoff grades for Au indicate that the model has done a reasonable job of following the local data. The higher percentage levels in the high-grade ranges are typical of the smoothing process that result in any grade estimator.
11.11.3Reconciliation
IMC completed a reconciliation of the model against 19 months of reported production for all of 2020 and 2021 up through the end of July. The reported 2019 production from Hycroft included substantial stockpile reclaim that would not be indicative of the block model response. The 19-month time period for the test is relatively short with a total of 13,584 ktons of oxide ore delivered to the leach pad. This represents about 65% of processing the sulfide mineralized materials for 1 year.
During 2020, Hycroft delivered ROM to the leach pad and crush leach to the crusher prior loading on the pad. Sulfide material that was being considered for a sulfide atmospheric leach was stockpiled for future processing. Hycroft provided IMC with calculations for materials control routing that are used at site. Those methods were set up for application to the 2021 block model by IMC.
Some modifications were made by IMC during the installation of the materials control procedure. During 2021, Hycroft stopped crushing leached oxide ore and shipped ROM oxide ore only to the pad. IMC assumed that material that would report to crush leach would instead be shipped directly as ROM to the pad.
Hycroft provided surface files that reflect the mine survey progress. The surface files were used to measure the material within the block model for each of the time periods at the cutoffs reportedly applied during the control.
Table 11-14 summarizes the results of the model estimate of processed sulfide materials plus leached oxide ore versus production reported from materials control. Tonnage from the model is about 4% less than reported by the materials control. Gold grade is substantially lower than the materials control grade from blast holes.
A check of the database composites contained within the materials control shapes indicate that average of the composites contained in the materials control are less than the materials control grade and match the predicted grade from the block model. As a result, the composite data could not generate a gold grade as high as that reported by materials control. The difference may be due to smaller selective mining units or blast hole bias. In summary, the data within the mining shapes could not support grades that are different from those estimated in the model.

Hycroft Mine	Page 86
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-14:    Reconciliation Summary, 19 Months of Production Versus the Block Model Reporting of the Same Volume

Block Model Estimate of Production
Year	Material Type	Ktons	Fa Au oz/ton	Fa Ag oz/ton	Sulfide Sulfur %	Waste ktons	Total Ktons
2020	Sulfide Leach Total	4,308 1,168 5,476	0.009 0.010 0.009	0.34 0.37 0.35	2.33 1.87 2.23	5,710	11,186
Jan-Jul 2021	Sulfide Leach Total	522 7,038 7,560	0.008 0.010 0.010	0.25 0.51 0.50	2.24 2.10 2.11	3,761	11,321
2020 – Jul 2021	Sulfide Leach Total	4,830 8,206 13,036	0.009 0.010 0.010	0.33 0.49 0.43	2.32 2.07 2.16	9,471	22,507
Model Compared to the Control
		-4.0%	-31.6%	55.8%	20.3%	17.5%	4.0%
Mean of Data Base Composites in the Control Geometries Above Cutoff
			0.010	0.43

Control Production Report
Year	Material Type	Ktons	Fa Au oz/ton	Fa Ag oz/ton	Sulfide Sulfur %	Waste ktons	Total Ktons
2020	Sulfide Leach Total	4,145 2,669 6,814	0.014 0.0151 0.014	0.209 0.2979 0.24	1.99 1.6753 1.87	4,372	11,186
Jan-Jul 2021	Sulfide Leach Total	1,093 5,677 6,770	0.013 0.014 0.014	0.334 0.307 0.31	2.07 1.66 1.73	3,686	10,456
2020-Jul 2021	Sulfide Leach Total	5,238 8,346 13,584	0.014 0.014 0.014	0.24 0.30 0.28	2.01 1.66 1.80	8,058	21,642
11.12Mineral Resources
Mineral resources were developed using the block model and pit optimization software to determine the mineralization with reasonable expectation of economic extraction as defined by NI 43-101 and CIM best practices.
Table 11-15 summarizes the economic parameters that were used to define the optimized pit that defined the Mineral Resource. Metal prices for Mineral Resource were US$1,800/oz Au and US$23.00/oz Ag.
Each block is evaluated to determine which process provides the best net return after operating cost. The two processes are:
•ROM cyanide heap leaching, or
•Flotation milling followed by POX.
Both process material types are reported on the statement of mineral resources.
Table 11-16 summarizes the mineral resource. The risks to the Mineral Resource are project costs and project recoveries as well as metal prices that can have a substantial impact on the Mineral Resource both positively and negatively.
Mineral resources are not mineral reserves and detailed economic considerations have not been applied. Modifying factors for mine and process design have not been applied.
The Mineral Resource on Table 11-16 represents the total amount of material in the ground that meets the requirements for Mineral Resource.

Hycroft Mine	Page 87
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-15:    Economic Parameters for Mineral Resources

Hycroft Mine	Page 88
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Table 11-16:    Hycroft Mineral Resources as of February 18, 2022

Classification	Cutoff Grade $ Net of Process	Approximate Cutoff, AuEq Au oz/ton	Ktons	Au oz/ton	Ag oz/ton	Sulfide Sulfur%	Au Contained Ounces (000)	Ag Contained Ounces (000)
Heap Leach Resource
Measured	$0.01	0.003	97,086	0.008	0.30	2.75	777	29,417
Indicated	$0.01	0.003	36,046	0.007	0.29	2.10	252	10,417
Meas + Ind	$0.01	0.003	133,132	0.008	0.30	2.57	1,029	39,834
Inferred	$0.01	0.003	101,314	0.008	0.09	1.77	811	9,118

Mill, Flotation Concentrate, POX and Cyanide Leach Process Plant
Measured	$0.01	0.011	372,226	0.013	0.65	1.86	4,839	240,830
Indicated	$0.01	0.011	314,866	0.012	0.53	1.65	3,778	165,305
Meas + Ind	$0.01	0.011	687,092	0.013	0.59	1.76	8,617	406,135
Inferred	$0.01	0.011	349,659	0.012	0.40	1.19	4,196	141,262

Combined Mineral Resources Leach Plus Process Plant
Measured	$0.01	0.003 - 0.011	469,312	0.012	0.58	2.04	5,616	270,247
Indicated	$0.01	0.003 - 0.011	350,912	0.011	0.50	1.70	4,030	175,722
Meas + Ind	$0.01	0.003 - 0.011	820,224	0.012	0.54	1.90	9,646	445,969
Inferred	$0.01	0.003 - 0.011	450,973	0.011	0.33	1.32	5,007	150,380
Notes:
Mineral resources based on metal prices of $1,800/troy oz Au and $23.00/troy oz Ag
Cutoffs are income – process cost = NPR = NSR – Process Opex
Numbers may not match exactly due to rounding.
Mineral resources are contained within a computer-generated optimized pit. Total material in that pit is 3.516 billion tons
All units are imperial. Ktons means 1,000 short tons of 2,000 lbs. Au and Ag grades are in troy ounces/short ton.

Hycroft Mine	Page 89
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

12MINERAL RESERVE ESTIMATES
This section is not relevant to this report.

Hycroft Mine	Page 90
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

13MINING METHODS
This section is not relevant to this report.

Hycroft Mine	Page 91
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

14PROCESSING AND RECOVERY METHODS
This section is not relevant to this report.

Hycroft Mine	Page 92
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

15INFRASTRUCTURE
This section is not relevant to this report.

Hycroft Mine	Page 93
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

16MARKET STUDIES AND CONTRACTS
This section is not relevant to this report.

Hycroft Mine	Page 94
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

17ENVIRONMENTAL STUDIES, PERMITTING, AND PLANS, NEGOTIATIONS, OR AGREEMENTS WITH LOCAL INDIVIDUALS OR GROUPS
This section is not relevant to this report.

Hycroft Mine	Page 95
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

18CAPITAL AND OPERATING COSTS
This section is not relevant to this report.

Hycroft Mine	Page 96
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

19ECONOMIC ANALYSIS
This section is not relevant to this report.

Hycroft Mine	Page 97
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

20ADJACENT PROPERTIES
The Rosebud mine is located about 4 miles south south-east of the Hycroft mine. Rosebud was operated as an underground stope mine between 1997 and 2000 by a joint venture between Hecla and Newmont. Much of the following information is available on line at mindat.org.
The deposit is part of a large, low-sulfidation hydrothermal system extending throughout most of the Kamma Mountains. Specifically, the deposit is a low-temperature epithermal, quartz-sericite, gold and silver deposit within Miocene andesitic and rhyolitic volcanics and volcaniclastics. The volcanics unconformably overlie a Jurassic/Triassic metasediment basement, which also hosts precious-metal mineralization
Main structural elements include the east-west trending South Ridge Fault and the northeast trending Rosebud Shear, which displays up to 2,000 feet of left-lateral displacement and about 400 feet of normal displacement. The South Ridge Fault is a mineralized listric normal fault which acted as a conduit for mineralizing fluids.
The mining method was overhand cut and fill with access via a decline. Equipment was rubber-tired, including drill jumbos, rock bolters, 3.5-yard loaders, and 20-ton haul trucks. Typical ore panels were 14 feet high, 18 feet wide and about 80 feet long. These were backfilled with cemented materials batched at the surface and hauled underground.
Ore was direct shipped to the Carlin district for processing.
The property is currently held by Rosebud Exploration, LLC. a private entity.
The QP has been unable to verify the information in this section and the information is not necessarily indicative of the mineralization on the property that is the subject of the technical report summary.

Hycroft Mine	Page 98
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

21OTHER RELEVANT DATA AND INFORMATION
All data relevant to this initial assessment and mineral resources have been included in the sections of this TRS.

Hycroft Mine	Page 99
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

22INTERPRETATION AND CONCLUSIONS
The Hycroft Mine is located on the western flank of the Kamma Mountains in the Basin and Range physiographic province of northwestern Nevada. The Kamma Mountains were formed during Miocene to Quaternary Epoch from the uplift of Jurassic basement rock and emplacement of Tertiary volcanic and sedimentary rocks. The stratigraphy along the western flank of the range is down-dropped to the west, along a series of north to northeast striking normal faults. These faults served as conduits of hydrothermal fluids that deposited the Hycroft mineralization.
The Hycroft deposit is a low-sulfidation, epithermal, hot springs system that contains gold and silver mineralization formed approximately 4.0 million years ago (Ebert, 1996) when hydrothermal fluids were fed upward along high angle, normal faults. Low-grade Au and Ag mineralization was co-deposited with silica and potassium feldspar throughout porous rock types. A subsequent drop in permeability, due to sealing of the system, led to over pressuring and subsequent repeated hydrothermal brecciation. Additional precious metal mineralization was deposited during this event as breccia zones, veins, and sulfide flooding. Au and Ag mineralization was followed approximately 0.4 to 2.0 million years ago by an intense event of high sulfidation acid leaching of the mineralized volcanic rocks coincident with a drop in the regional water table which allowed steam heated sulfur gases to condense into sulfuric acid and leach the upper portion of the mineralized rocks.
Younger rocks at the mine are Tertiary conglomerate, siltstone, and fanglomerate of the Sulphur Group (locally termed “Camel Conglomerate”). These rocks are comprised of sediment eroded from the underlying Kamma Volcanics and Jurassic ALS Formation. The Sulphur Group is divided into three main units: a clast-supported coarse conglomerate, a matrix-supported conglomerate, and an underlying tuffaceous lake sediment. This unit outcrops throughout the mine site with increasing thickness to the west. Oxidation of sulfide mineralization occurs to variable depths over the entire deposit, depending upon proximity to faults, extent of acid leaching, and depth to water table. Sulfide content through the deposit is variable, ranging from 0% to 20%.
The deposit is typically broken into six major zones based on geology, mineralization, and alteration. These include Brimstone, Vortex, Central, Bay, Boneyard, and Camel Hill. The boundaries are typically the major faults, namely Break, East and Ramp.
Mining in the Sulfur District, where the Mine is located, began in the late 1800’s for native sulfur, then for high-grade Ag. Mining for Au and Ag officially began as a small heap leach operation in 1983 at the Lewis Mine followed by mining at the Crofoot Mine. Hycroft gained control of the property and drilled 3,212 exploration holes, totaling 965,552 ft, between 1985 and 1999 with the bulk of this drilling focused on oxide Au mineralization at Central, Bay and Brimstone.
During 1983 to 1998, the Mine produced approximately 1.2 Moz of Au and 2.5 Moz of Ag from its heap leach operation of oxide ore, with little to no focus on the sulfide mineralized materials. An additional 58,700 oz of Au was produced from the leaching operations from 1999 through 2004. In September 2007, Hycroft initiated the construction of a 21,000 gpm North Merrill-Crowe processing plant, a three-stage crushing facility, and the expansion of the North Heap Leach pad. In April 2019, active mining began with a focus on transition and sulfide mineralized materials, however only heap leach of oxide ore was processed during this time with production of Au and Ag continuing through until 2021. To date, the Mine’s heap leach operations from 2007 through 2021 have totaled approximately 1M oz of Au and over 5.0 M oz of Ag and processing of sulfide mineralized materials is still under development.
The purpose of this initial assessment is to disclose the latest update of mineral resource estimate as it is Hycroft’s intent to further develop their sulfide mineral resource.
For this study, IMC developed the Hycroft exploration model which includes data from 1981 to 2018 and includes 5,501 holes, representing 2,482,722 ft of drilling. At this time, there are 5,323 drillholes in the resource model area of which 134 have been drilled to define stockpiles or the Crofoot leach pad. In addition to drilling, Hycroft has conducted additional geophysical surveys, soil and rock chip sampling programs, field mapping, historical data compilation, and regional reconnaissance at the Mine site. All these efforts were designed to improve the understanding of the known mineralization, as well as provide data for further exploration of the greater property position.

Hycroft Mine	Page 100
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

The drilling data at Hycroft pre-2000 has no historical quality assurance and quality control (QA/QC) information to support it. The post-2005 drilling data (no drilling in 2000 to 2004) has QA/QC information that is sufficient but not best practice. Hycroft has a history where Au fire assays collected prior to 2000 were factored upward in order to better correlate with blast hole assay results pre-2000. That factor process has been removed from the database for application to this mineral resource. With this correction, IMC has accepted the database for determination of the Mine’s mineral resources.
Previous Hycroft metallurgical test programs conducted on the Hycroft deposit consisted of a series of comminution, flotation, concentrate oxidation, and cyanide leaching tests on mineralized materials, flotation tailing, and oxidized sulfide concentrate. Samples for metallurgical testwork were mostly derived from drilled core samples selected to represent the mineral deposit and taken from the five main mineralization domains.
Comminution testwork demonstrate the Hycroft rock mineralization exhibits very high rock competency both in the SAG and ball mills with an 80th percentile for JKSimMet Axb parameters and Bond ball millwork indices around 20 kWh/t.
Initial flotation testwork including bench-scale and pilot plant tests were performed by SGS in March of 2009 and continued at several other laboratories until April 2014. The flotation testwork can be summarized as follows:
•The general trend indicated that flotation could achieve better recoveries with particle size (P80) ranging from 100 to 150 microns, but tended to decrease with grinds finer than 100 microns or coarser than 150 microns;
•Tests with NaHS did not improve recoveries.
•Flotation tests performed at neutral pH, in general, outperformed tests conducted at alkaline pH;
•Strong non-selective sulfide collectors, particularly PAX at 0.21 to 0.55 lb/ton showed better recoveries.
•Several tests indicate Cytec’s AEROPHINE 3418A Promoter (sodium diisobutyldithiophosphinate) may improve Au and Ag recovery;
•Variability flotation tests conducted by G&T [G&T Metallurgical Services, 2011] yielded an average mass pull of 13.8%;
•The same set of tests indicated a flotation time of 19 minutes for gold and 17 minutes for silver to achieve target recoveries.
Oxidation testwork on Hycroft concentrates from the aforementioned flotation testwork included POX, roasting, ambient pressure alkaline oxidation and other oxidation methods including chlorination, fine grinding with intense cyanidation, and the Albion process. The following is a summary of the results of the predominant testwork studies conducted:
Results from acid POX testwork on rougher concentrate showed percent Au and Ag recoveries in the mid-90s and 80s, respectively under the following autoclave operating conditions: temperatures between 374°F to 437°F; 100 psi oxygen overpressure; and 60 minutes residence time provided the POX discharge material was lime boiled prior to cyanide leaching. Test work from alkaline POX was limited in scope to 10 total samples and showed similar percent recoveries for gold but silver recoveries were lower in the 65 to 70 % range.
Roaster testwork was conducted on the Brimstone concentrate from a pilot plant to determine optimum conditions for processing. The results indicate that optimum roast temperatures are between 797°F and 842°F. During the tests, average recoveries of 89% Au and 74% Ag were achievable by varying the leach and roast conditions slightly for the majority of the concentrate produced.
Early batch testwork results were positive and indicated that Hycroft concentrates were amenable to oxidation under atmospheric conditions, using trona to create the appropriate alkaline environment to promote oxidation. Continuous pilot plant testing on Hycroft’s three main domains conducted by Hazen confirmed the findings of the batch tests. Pilot plant tests were run using 600 lb of trona per ton of concentrate, at 167°F, 25-micron grind size, 20% solids and 48 hours total residence time. Different material types oxidized at varying rates, with Vortex materials oxidizing the fastest followed by Central and then Brimstone. The Master Composite oxidation rate was comparable to Brimstone. At 60% sulfide oxidation, 85% Au and 80-84% Ag recoveries were achievable by atmospheric oxidation for all material types tested.
In 2016, the viability of the AAO process using trona was demonstrated in a 10-ton-per-day integrated pilot plant at the mine site. This plant included primary grinding of 3/8-inch material, followed by flotation, atmospheric oxidation, cyanide leaching, CCD and precipitation. The results of the on-site demonstration plant were highly variable. Gold recoveries peaked at 80% and silver recoveries were high at 90% for the Brimstone materials tested, but these recoveries were not consistent over time.

Hycroft Mine	Page 101
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Mineral resources were developed based on a conventional computer-based block model of the deposit and the application of open pit optimization software to determine the mineralization with reasonable expectation of economic extraction.
Each block was evaluated to determine which process provides the best net return after operating cost. The two processes identified were:
•ROM cyanide heap leaching of oxide ore; and
•Milling, Flotation, POX followed by Cyanide Leach and Merrill-Crowe
Mineral resources were based on metal prices of $1,800/troy oz Au and $23.00/troy oz Ag. Mineral resources were contained within a computer-generated optimized pit. Total material in that pit is 3.516 billion tons.
The risks to the Mineral Resource are project costs and project recoveries as well as metal prices that can have a substantial impact both positive and negative.

Hycroft Mine	Page 102
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

23RECOMMENDATIONS
23.1Introduction
The QPs preparing this report recommend Hycroft proceed with a full initial assessment to move the property forward toward the development of a process plant to treat sulfide mineralized materials in addition to their ongoing oxide heap operation. The QPs recommend Hycroft confirm the basis of its pre-2000 gold assays, update and improve the interpretation of the fault boundaries and drill additional cores to target areas within the mine plan that are not well-defined. The QPs are also recommending that Hycroft perform additional testwork focusing on optimizing grind size, mass pull percentage, flotation reagent suite, POX, equipment sizing, residence times, lime/limestone and oxygen consumption. Previous metallurgical testing with rougher concentrate demonstrated that the refractory Hycroft mineralized materials were amenable to both AAO and POX followed by lime boil to prevent silver jarosite formation in the autoclaves. The mineral resources analyzed for AAO were not as promising as the mineral resource developed for the POX process. Completion of process engineering, base line and background studies to include process facility layouts, open-pit designs and infrastructure evaluations as well as additional studies are recommended, including additional drilling to convert mineral resources to mineral reserves.
23.2Proposed Exploration Program
Recommendations regarding further development of the mineral resource statement presented as well as future development of a mine plan include the following future studies:
•Confirm the basis of the pre-2000 gold assays to determine if they have or have not been factored as reported.
•Update and improve the interpretation of the fault boundaries, major rock types, and alteration. Try to confirm the intensity of argillic alteration based on the logged information.
•Target a few specific areas for additional core drilling. There are areas within the mine plan that are not sufficiently drilled, and additional core would improve the geologic interpretation described above and potentially convert waste into mineralized material and inferred material into a higher ore classification.
•Evaluate alternative waste storage plans in an effort to reduce haulage costs. Additional geotechnical and environmental investigation would be required to optimize the mine haulage.
•If sufficient mine site electric power becomes available, consider electric drilling and loading equipment.
•Additional geotechnical core drilling and analysis should be implemented to confirm or update the slope stability. There are risks to the pit slope designs at this time that should be evaluated.
•Silver has been under-sampled in the historical data base. The company is determining if re-assay of pulp samples from existing holes, is possible. It may be beneficial to conduct a drill program to obtain additional silver results to populate the silver database.
23.3Proposed Metallurgical Studies
Hycroft has already initiated additional testwork on comminution flotation, POX, leaching, solids/liquid separation, cyanide destruction and Merrill-Crowe processes of their sulfide mineralized materials. Results from these tests should allow Hycroft to:
•Complete metallurgical variability testing on a broad range of samples from a broad range of locations within the deposit, covering all significant mineralized material types and all grade ranges. In order of priority this should focus on the first five years of production (at least 100 samples), production years 6-10 (at least 50 samples), and beyond production year 10 (at least 50 samples). The variability testing will include but is not limited to the following: material characterization, comminution testing, flotation testing, and direct cyanide leach testing.
•Optimize flotation reagent suite in flotation circuit to reduce operating costs.
•Characterize the autoclave retention time required for the finer concentrate product size from flotation (P80 passing 100 microns). It is recommended that Hycroft assess the optimal grind of the crushed sulfide mineralized materials as operating costs are related to grind size with the finer the grind the higher the costs associated with operating a processing plant.

Hycroft Mine	Page 103
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

•Evaluate the possibility of reducing oxygen consumption in the autoclave circuit as oxygen plant capital costs and operating costs can be substantial.
•Optimize retention times throughout the pressure oxidation process to minimize equipment sizing and costs.
•Investigate POX discharge solution neutralization chemistry and limestone/lime consumption.
•Optimize mass pull percentage. The level of sulfide grade in the concentrate is suspected to have enough energy to drive reactions in an autoclave. This information is needed to understand if pre-heating is required ahead of pressure oxidation.
•Obtain solids/liquid separation data and flocculant requirements for all thickeners - tailings, concentrate, POX CDDs and leach residue CCDs. Higher density from the concentrate thickener will help the heat balance in the autoclave.
•Optimize cyanide addition and understand cyanide consumption in leach circuit and levels of free/WAD cyanide post leach.
•Optimize reagent use in cyanide destruction circuit by developing an accurate and precise SO2/CN ratio.
•Determine if recoveries and efficiencies can be improved post cyanide leach.
Variability testwork is progressing on schedule and will continue through the second and third quarters of 2022.

Hycroft Mine	Page 104
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

24REFERENCES
Bailey, E.H, and Phoenix, D.A., 1944, QuickAg Deposits in Nevada, University of Nevada Bulletin, v.38, no.5.
Bates, W.R., 2001, A proposed Exploration Program for the Hycroft Mine, unpublished Vista Au report.
Bureau of Land Management (BLM). 2019. Hycroft Mine Phase II Expansion Project Draft Environmental Impact Statement DOI-BLM-NV-W030-2015-007. Prepared by U.S. Bureau of Land Management Winnemucca District Office Black Rock Field Office in Coordination with U.S. Fish and Wildlife Service Pacific Southwest Region Division of Migratory Bird Management. May 2019.
California’s Office of Statewide Health Planning and Development (OSHPD), OSHPD Seismic Design Maps Website for Hycroft Mine, Reference: ASCE 7-16, Site Class: D, Risk Category: Visited 20 Aug 2021. I Available at: https://seismicmaps.org/.
Clark. I.C., 1918, Recently Recognized Alunite Deposits at Sulphur, Humboldt County, Nevada, Engineering and Mining Journal, v.106, no.4.
Couch, B.F and Carpenter, J. A., 1943, Nevada’s metal and mineral production (1859-1940 inclusive), Univ. Nevada Bulletin, v.37, no.4 Geology and Mining Services no.38.
Friberg, R.S., 1980, Detailed Evaluation Report of the Sulphur Au Ag prospect, Humboldt and Pershing Counties, Nevada. Unpublished Homestake Mining Company Report, 32p.
Fulton and Smith, 1932, Nevada Bureau of Mines and Geology File Manuscript
GISTM, 2020. Global Industry Standards on Tailings Management. Co-convened by the International Council on Mining and Metals (ICMM), United Nations Environment Programme (UNEP) and Principles for Responsible Investment (PRI). August 2020.
Hazen Research Inc., February 2011, POX-CIL Evaluation of Hycroft Flotation Concentrates, Hazen Project 11232 Report and Appendices A-F.
Hazen Research Inc., May 2011, Evaluation of Hycroft Blend Flotation Concentrate, Hazen Project 11243-01 Report and Appendix.
Hazen Research Inc., June 2011, Evaluation of Kappes, Cassiday & Associates Flotation Concentrate, Hazen Project 11307 Report and Appendix.
Hazen Research Inc., February 2014, Atmospheric Alkaline Oxidation Pre-treatment Pilot Plant of Hycroft Flotation Concentrates, Hazen Project 11859

Hycroft Mine	Page 105
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Hazen Research Inc., February 2014, Phase 2 Atmospheric Alkaline Oxidation of Hycroft Flotation Concentrate, Hazen Project 11821
Humboldt County Building Department 2018 Code Amendments. Visited 20 August 2021. Available at: https://www.humboldtcountynv.gov/DocumentCenter/View/3415/2018-Code-Admendments-Approved.
Hycroft Mining Management. April 2021. Hycroft Building a World-Class Operation. PowerPoint presentation from April 20, 2021. http://www.hycroftmining.com/wp-content/uploads/2021-Presentation-4-19-21.pdf.
Hycroft Resources and Development, Inc. (HRDI). 2017. Fact Sheet Pursuant to Hycroft Mine Project, Permit Number: NEV0094114. Renewal 2017, Fact Sheet Revision 01. https://ndep.nv.gov/uploads/documents/NEV0094114dfsFY20.pdf.
Hycroft Resources and Development, Inc. (HRDI). 2018. Hycroft Mine Amendment to Plan of Operations (NVN-064641) Phase II Expansion Project. Prepared for the United States Department of the Interior, Bureau of Land Management, Black Rock Field Office, Winnemucca, Nevada. April 2014. Revised June 2014, Revised January 2017, Revised March 2017, and Revised June 2018.
Hynes-Griffin, M.E., and Franklin, A. G. (1984). “Rationalizing the seismic coefficient method.” Miscellaneous Paper GL-84-13, Geotechnical Laboratory, U. S. Army Engineer Waterways Experiment Station, Vicksburg, Mississippi.
Ibrado, A.S., Roth, D.K., Snider, J.W., Brown, R.A., Harris, D.A., Pennstrom, W.J., Peterson, A.T. NI43-101Technical Report Mill Expansion Feasibility Study Technical Report, Winnemucca, Nevada, USA. Prepared by M3 for Allied Nevada Gold Corp., Effective date: November 03, 2014.
Jones, J.C. 1921, Report on the Property of the Ag Camel Mining and Development Company, Sulphur, Nevada. Unpublished Ag Camel Mining and Development Company Report, 6p.
Kappes, Cassidy & Associates, 2013, Hycroft Pressure Oxidation and Leach Test Work, Project No. 189 C / Report I.D. KCA0120225_HY18_02 / Mainfile No. 7665.
M3 Engineering & Technology, Newman, S., DeLong, R.F., Clarkson, B. M., Carew, T., Hartmann, M., Technical Report Summary: Heap Leaching Feasibility Study. Prepared by M3 for Hycroft, Effective date: July 31, 2019.
McLean, D.A., 1991, Geology of the Crofoot Mine; unpublished Hycroft Resources and Development Inc. Report, 11p.
MMW, 2012. Review of Seismogenic Potential of the Kamma (East) Fault and Design Ground Motions, Proposed Heap Leach Facilities, Hycroft Mine, Humboldt County, Nevada. Report prepared by Michael W. West & Associates, Inc. for Knight Piesold & Company. December 18, 2012.

Hycroft Mine	Page 106
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Pershing County Building Commercial Building Guide, Minimum Standards for Building Plans, New Commercial Project Permit Application Checklist: For commercial structures, such as Groups: A, B, E, F, H, I, M, R, and S occupancies. Visited 16 Aug 2021. Available at: https:// www.pershingcountynv.gov/document_center /Department/Building%20Department/CommercialGuidelines-002.pdf.
Prenn, Neil, 2006, Technical Report – Vista Au Corp., Hycroft Mine, Winnemucca, Nevada, USA, 43-101 Technical Report prepared by Mine Development Associates, 142p.
SGS Minerals Services, 2009, The Recovery of Au and Ag from Hycroft Project Sulphide Samples, Allied Nevada Au Corporation – Hycroft Project – 12012-001 (Report 3).
SGS Minerals Services, 2013, An Investigation into Oxidative Pretreatment of Hycroft Flotation Concentrates, SGS Project 13224-001/003 – Final Report.
Shawn Gooch, P.E., May 2020) Hycroft Resources and Development, Inc. (HDRI) Hycroft Mine Project NEV0094114 (Renewal 2017, Fact Sheet Revision 01).
SRK Consulting Inc (SRK), 2022, Preliminary Estimate of Dewatering Requirements to Support 2021 Pre-Feasibility Study Technical Memorandum.
USGS, 2014. United States Geologic Survey - Unified Hazard Tool. Website tool. https://earthquake.usgs.gov/hazards/interactive/index.php
Vandenburg, W.O., 1938, Reconnaissance of Mining Districts in Humboldt County, Nevada; U.S. Bureau of Mines Circular 6995, 47p.
Wallace, A.B., 1980, Geology of the Sulphur District, Southwestern Humboldt County, Nevada, unpublished report for the Soc. Econ. Geol. Field Trip, 1984.
Ware, G.H., 1989, Surface Mapping, Sampling and Selected Cross-Sections, unpublished report for Hycroft Resources & Development.
Wilden R., 1964, Geology of Mineral Deposits of Humboldt County, Nevada, Nevada Bureau of Mines Bulletin 59, 154p
Wildlife Resource Consultants, LLC (WRC). 2017. Hycroft Mine 2017 Raptor Nesting Surveys and Auen Eagle Monitoring Report. Unpublished. Prepared for EM Strategies. Cedarville, California. September 20, 2017.
Wilson, S. E., 2008, Technical Report - Allied Nevada Au Corp., Hycroft Mine, Winnemucca, Nevada, USA.

Hycroft Mine	Page 107
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

25RELIANCE ON THE REGISTRANT
Table 25-1 provides a detailed list of information provided by Hycroft (Registrant) for matters discussed in this Technical Report Summary.
Table 25-1:    Information Provided by Hycroft

Category	TRS Section	Reliance
Legal Matters	Section 3 Property Description and Location	Information and documentation regarding mineral titles, surface land agreements, current permitting status, royalties and other agreements provided by Hycroft.
The QPs consider it reasonable to rely upon Hycroft for this information because Hycroft, along with its legal and other advisors, are best positioned to access and interpret existing information and documentation concerning these legal matters and interpretation of the same is outside of the expertise of the Qualified Persons.

Hycroft Mine	Page 108
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

APPENDIX 1 – Hycroft Mine Patented Claims List, 2022

Hycroft Mine	Page 109
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Hycroft Mine	Page 110
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

Hycroft Mine - 3247 claims (30 Placer + 3217 Lode)

	Claim Name	Location Date	Owner	BLM Serial Number	BLM Lead File
1	Triple L #1	10/13/79	Lewis Frank W	NMC 127534	NMC 127534
2	Triple L #2	10/13/79	Lewis Frank W	NMC 127535	NMC 127534
3	Triple L #3	10/13/79	Lewis Frank W	NMC 127536	NMC 127534
4	Triple L #4	10/13/79	Lewis Frank W	NMC 127537	NMC 127534
5	Triple L #5	10/13/79	Lewis Frank W	NMC 127538	NMC 127534
6	DIA #1	08/25/83	Lewis Frank W	NMC 284248	NMC 284248
7	DIA #2	08/25/83	Lewis Frank W	NMC 284249	NMC 284248
8	DIA #3	08/25/83	Lewis Frank W	NMC 284250	NMC 284248
9	DIA #4	08/25/83	Lewis Frank W	NMC 284251	NMC 284248
10	DIA #5	08/25/83	Lewis Frank W	NMC 284252	NMC 284248
11	Blackrock #2	03/11/89	Kolb Theodore A	NMC 545996	NMC 545996
12	Mayo	03/11/89	Kolb Theodore A	NMC 545997	NMC 545996
13	Anita	03/11/89	Kolb Theodore A	NMC 545998	NMC 545996
14	Ashlode	03/11/89	Kolb Theodore A	NMC 545999	NMC 545996
15	Albert	03/11/89	Kolb Theodore A	NMC 546000	NMC 545996
16	Airstrip #1	04/09/58	Crofoot Henry	NMC 88292	NMC 88292
17	Airstrip #2	04/09/58	Crofoot Henry	NMC 88293	NMC 88292
18	Airstrip #3	04/09/58	Crofoot Henry	NMC 88294	NMC 88292
19	Airstrip #4	04/02/58	Crofoot Henry	NMC 88295	NMC 88292
20	Airstrip #5	04/02/58	Crofoot Henry	NMC 88296	NMC 88292
21	Airstrip Fraction	07/27/67	Crofoot Henry	NMC 88297	NMC 88292
22	CKC #1	03/03/73	Crofoot Daniel M	NMC 88348	NMC 88347
23	CKC #2	03/03/73	Crofoot Daniel M	NMC 88349	NMC 88347
24	CKC #3	04/03/73	Crofoot Daniel M	NMC 88350	NMC 88347
25	CKC #4	04/03/73	Crofoot Daniel M	NMC 88351	NMC 88347
26	CKC #5	04/03/73	Crofoot Daniel M	NMC 88352	NMC 88347
27	CKC #6	04/03/73	Crofoot Daniel M	NMC 88353	NMC 88347
28	CKC #7	09/06/73	Crofoot Daniel M	NMC 88354	NMC 88347
29	CKC #8	09/06/73	Crofoot Daniel M	NMC 88355	NMC 88347
30	CKC #9	09/06/73	Crofoot Daniel M	NMC 88356	NMC 88347
31	RFGM 1	06/18/09	HYCROFT RES & DEV INC	NMC 1008652	NMC 1008652
32	RFGM 2	06/18/09	HYCROFT RES & DEV INC	NMC 1008653	NMC 1008652
33	RFGM 3	06/18/09	HYCROFT RES & DEV INC	NMC 1008654	NMC 1008652
34	RFGM 4	06/18/09	HYCROFT RES & DEV INC	NMC 1008655	NMC 1008652
35	RFGM 5	06/18/09	HYCROFT RES & DEV INC	NMC 1008656	NMC 1008652
36	RFGM 6	06/18/09	HYCROFT RES & DEV INC	NMC 1008657	NMC 1008652
37	RFGM 7	06/18/09	HYCROFT RES & DEV INC	NMC 1008658	NMC 1008652
38	RFGM 8	06/18/09	HYCROFT RES & DEV INC	NMC 1008659	NMC 1008652
39	RFGM 9	06/18/09	HYCROFT RES & DEV INC	NMC 1008660	NMC 1008652
40	RFGM 10	06/18/09	HYCROFT RES & DEV INC	NMC 1008661	NMC 1008652

Hycroft Mine	Page 111
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

41	RFGM 11	06/18/09	HYCROFT RES & DEV INC	NMC 1008662	NMC 1008652
42	RFGM 12	06/18/09	HYCROFT RES & DEV INC	NMC 1008663	NMC 1008652
43	RFGM 13	06/18/09	HYCROFT RES & DEV INC	NMC 1008664	NMC 1008652
44	RFGM 14	06/18/09	HYCROFT RES & DEV INC	NMC 1008665	NMC 1008652
45	RFGM 15	06/18/09	HYCROFT RES & DEV INC	NMC 1008666	NMC 1008652
46	RFGM 16	06/18/09	HYCROFT RES & DEV INC	NMC 1008667	NMC 1008652
47	RFGM 17	06/18/09	HYCROFT RES & DEV INC	NMC 1008668	NMC 1008652
48	RFGM 18	06/18/09	HYCROFT RES & DEV INC	NMC 1008669	NMC 1008652
49	RFGM 19	06/18/09	HYCROFT RES & DEV INC	NMC 1008670	NMC 1008652
50	RFGM 20	06/18/09	HYCROFT RES & DEV INC	NMC 1008671	NMC 1008652
51	RFGM 21	06/18/09	HYCROFT RES & DEV INC	NMC 1008672	NMC 1008652
52	RFGM 22	06/18/09	HYCROFT RES & DEV INC	NMC 1008673	NMC 1008652
53	RFGM 23	06/18/09	HYCROFT RES & DEV INC	NMC 1008674	NMC 1008652
54	RFGM 24	06/18/09	HYCROFT RES & DEV INC	NMC 1008675	NMC 1008652
55	RFGM 25	06/18/09	HYCROFT RES & DEV INC	NMC 1008676	NMC 1008652
56	RFGM 26	06/18/09	HYCROFT RES & DEV INC	NMC 1008677	NMC 1008652
57	RFGM 27	06/18/09	HYCROFT RES & DEV INC	NMC 1008678	NMC 1008652
58	RFGM 28	06/18/09	HYCROFT RES & DEV INC	NMC 1008679	NMC 1008652
59	RFGM 29	06/18/09	HYCROFT RES & DEV INC	NMC 1008680	NMC 1008652
60	RFGM 30	06/18/09	HYCROFT RES & DEV INC	NMC 1008681	NMC 1008652
61	RFGM 31	06/18/09	HYCROFT RES & DEV INC	NMC 1008682	NMC 1008652
62	RFGM 32	06/18/09	HYCROFT RES & DEV INC	NMC 1008683	NMC 1008652
63	RFGM 33	06/18/09	HYCROFT RES & DEV INC	NMC 1008684	NMC 1008652
64	RFGM 34	06/18/09	HYCROFT RES & DEV INC	NMC 1008685	NMC 1008652
65	RFGM 40	06/18/09	HYCROFT RES & DEV INC	NMC 1008686	NMC 1008652
66	RFGM 41	06/18/09	HYCROFT RES & DEV INC	NMC 1008687	NMC 1008652
67	RFGM 42	06/18/09	HYCROFT RES & DEV INC	NMC 1008688	NMC 1008652
68	RFGM 43	06/18/09	HYCROFT RES & DEV INC	NMC 1008689	NMC 1008652
69	RFGM 57	06/18/09	HYCROFT RES & DEV INC	NMC 1008690	NMC 1008652
70	RFGM 171	06/18/09	HYCROFT RES & DEV INC	NMC 1008691	NMC 1008652
71	RFGM 172	06/18/09	HYCROFT RES & DEV INC	NMC 1008692	NMC 1008652
72	RFGM 176	06/18/09	HYCROFT RES & DEV INC	NMC 1008693	NMC 1008652
73	RFGM 177	06/18/09	HYCROFT RES & DEV INC	NMC 1008694	NMC 1008652
74	RFGM 178	06/18/09	HYCROFT RES & DEV INC	NMC 1008695	NMC 1008652
75	RFGM 179	06/18/09	HYCROFT RES & DEV INC	NMC 1008696	NMC 1008652
76	RFGM 180	06/18/09	HYCROFT RES & DEV INC	NMC 1008697	NMC 1008652
77	RFGM 181	06/18/09	HYCROFT RES & DEV INC	NMC 1008698	NMC 1008652
78	RFGM 182	06/18/09	HYCROFT RES & DEV INC	NMC 1008699	NMC 1008652
79	RFGM 183	06/18/09	HYCROFT RES & DEV INC	NMC 1008700	NMC 1008652
80	RFGM 184	06/18/09	HYCROFT RES & DEV INC	NMC 1008701	NMC 1008652
81	RFGM 186	06/18/09	HYCROFT RES & DEV INC	NMC 1008702	NMC 1008652
82	RFGM 187	06/18/09	HYCROFT RES & DEV INC	NMC 1008703	NMC 1008652
83	RFGM 357	06/18/09	HYCROFT RES & DEV INC	NMC 1008704	NMC 1008652
84	RFGM 358	06/18/09	HYCROFT RES & DEV INC	NMC 1008705	NMC 1008652

Hycroft Mine	Page 112
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

85	RFGM 359	06/18/09	HYCROFT RES & DEV INC	NMC 1008706	NMC 1008652
86	RFGM 360	06/18/09	HYCROFT RES & DEV INC	NMC 1008707	NMC 1008652
87	RFGM 361	06/18/09	HYCROFT RES & DEV INC	NMC 1008708	NMC 1008652
88	RFGM 363	06/18/09	HYCROFT RES & DEV INC	NMC 1008709	NMC 1008652
89	RFGM 365	06/18/09	HYCROFT RES & DEV INC	NMC 1008710	NMC 1008652
90	RFGM 367	06/18/09	HYCROFT RES & DEV INC	NMC 1008711	NMC 1008652
91	RFGM 6A	06/18/09	HYCROFT RES & DEV INC	NMC 1008712	NMC 1008652
92	RFGM 7A	06/18/09	HYCROFT RES & DEV INC	NMC 1008713	NMC 1008652
93	RFGM 8A	06/18/09	HYCROFT RES & DEV INC	NMC 1008714	NMC 1008652
94	RFGM 9A	06/18/09	HYCROFT RES & DEV INC	NMC 1008715	NMC 1008652
95	RFGM 10A	06/18/09	HYCROFT RES & DEV INC	NMC 1008716	NMC 1008652
96	RFGM 11A	06/18/09	HYCROFT RES & DEV INC	NMC 1008717	NMC 1008652
97	RFGM 12A	06/18/09	HYCROFT RES & DEV INC	NMC 1008718	NMC 1008652
98	RFGM 13A	06/18/09	HYCROFT RES & DEV INC	NMC 1008719	NMC 1008652
99	RFGM 14A	06/18/09	HYCROFT RES & DEV INC	NMC 1008720	NMC 1008652
100	RFGM 18A	06/18/09	HYCROFT RES & DEV INC	NMC 1008721	NMC 1008652
101	RFGM 20A	06/18/09	HYCROFT RES & DEV INC	NMC 1008722	NMC 1008652
102	RFGM 22A	06/18/09	HYCROFT RES & DEV INC	NMC 1008723	NMC 1008652
103	RFGM 27A	06/18/09	HYCROFT RES & DEV INC	NMC 1008724	NMC 1008652
104	RFGM 177A	06/18/09	HYCROFT RES & DEV INC	NMC 1008725	NMC 1008652
105	RFGM 358A	06/18/09	HYCROFT RES & DEV INC	NMC 1008726	NMC 1008652
106	RFGM 359A	06/18/09	HYCROFT RES & DEV INC	NMC 1008727	NMC 1008652
107	RFGM 12B	06/18/09	HYCROFT RES & DEV INC	NMC 1008728	NMC 1008652
108	RFGM 13B	06/18/09	HYCROFT RES & DEV INC	NMC 1008729	NMC 1008652
109	RFGM 22B	06/18/09	HYCROFT RES & DEV INC	NMC 1008730	NMC 1008652
110	SH 558	03/13/10	HYCROFT RES & DEV INC	NMC 1022749	NMC 1022749
111	SH 559	03/13/10	HYCROFT RES & DEV INC	NMC 1022750	NMC 1022749
112	SH 560	03/13/10	HYCROFT RES & DEV INC	NMC 1022751	NMC 1022749
113	SH 561	03/13/10	HYCROFT RES & DEV INC	NMC 1022752	NMC 1022749
114	SH 562	03/13/10	HYCROFT RES & DEV INC	NMC 1022753	NMC 1022749
115	SH 563	03/13/10	HYCROFT RES & DEV INC	NMC 1022754	NMC 1022749
116	SH 564	03/13/10	HYCROFT RES & DEV INC	NMC 1022755	NMC 1022749
117	SH 565	03/13/10	HYCROFT RES & DEV INC	NMC 1022756	NMC 1022749
118	SH 566	03/13/10	HYCROFT RES & DEV INC	NMC 1022757	NMC 1022749
119	SH 567	03/13/10	HYCROFT RES & DEV INC	NMC 1022758	NMC 1022749
120	SH 568	03/13/10	HYCROFT RES & DEV INC	NMC 1022759	NMC 1022749
121	SH 569	03/13/10	HYCROFT RES & DEV INC	NMC 1022760	NMC 1022749
122	SH 570	03/13/10	HYCROFT RES & DEV INC	NMC 1022761	NMC 1022749
123	SH 571	03/13/10	HYCROFT RES & DEV INC	NMC 1022762	NMC 1022749
124	SH 572	03/13/10	HYCROFT RES & DEV INC	NMC 1022763	NMC 1022749
125	SH 573	03/13/10	HYCROFT RES & DEV INC	NMC 1022764	NMC 1022749
126	SH 574	03/13/10	HYCROFT RES & DEV INC	NMC 1022765	NMC 1022749
127	SH 575	03/13/10	HYCROFT RES & DEV INC	NMC 1022766	NMC 1022749
128	SH 576	03/13/10	HYCROFT RES & DEV INC	NMC 1022767	NMC 1022749

Hycroft Mine	Page 113
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

129	SH 577	03/13/10	HYCROFT RES & DEV INC	NMC 1022768	NMC 1022749
130	SH 578	03/13/10	HYCROFT RES & DEV INC	NMC 1022769	NMC 1022749
131	SH 579	03/13/10	HYCROFT RES & DEV INC	NMC 1022770	NMC 1022749
132	SH 580	03/13/10	HYCROFT RES & DEV INC	NMC 1022771	NMC 1022749
133	SH 581	03/13/10	HYCROFT RES & DEV INC	NMC 1022772	NMC 1022749
134	SH 582	03/13/10	HYCROFT RES & DEV INC	NMC 1022773	NMC 1022749
135	SH 583	03/13/10	HYCROFT RES & DEV INC	NMC 1022774	NMC 1022749
136	SH 584	03/13/10	HYCROFT RES & DEV INC	NMC 1022775	NMC 1022749
137	SH 585	03/13/10	HYCROFT RES & DEV INC	NMC 1022776	NMC 1022749
138	SH 586	03/13/10	HYCROFT RES & DEV INC	NMC 1022777	NMC 1022749
139	SH 587	03/13/10	HYCROFT RES & DEV INC	NMC 1022778	NMC 1022749
140	SH 588	03/13/10	HYCROFT RES & DEV INC	NMC 1022779	NMC 1022749
141	SH 589	03/13/10	HYCROFT RES & DEV INC	NMC 1022780	NMC 1022749
142	SH 590	03/13/10	HYCROFT RES & DEV INC	NMC 1022781	NMC 1022749
143	SH 591	03/13/10	HYCROFT RES & DEV INC	NMC 1022782	NMC 1022749
144	SH 592	03/13/10	HYCROFT RES & DEV INC	NMC 1022783	NMC 1022749
145	SH 593	03/13/10	HYCROFT RES & DEV INC	NMC 1022784	NMC 1022749
146	SH 594	03/13/10	HYCROFT RES & DEV INC	NMC 1022785	NMC 1022749
147	SH 595	03/13/10	HYCROFT RES & DEV INC	NMC 1022786	NMC 1022749
148	SH 596	03/13/10	HYCROFT RES & DEV INC	NMC 1022787	NMC 1022749
149	SH 597	03/13/10	HYCROFT RES & DEV INC	NMC 1022788	NMC 1022749
150	SH 598	03/13/10	HYCROFT RES & DEV INC	NMC 1022789	NMC 1022749
151	SH 599	03/13/10	HYCROFT RES & DEV INC	NMC 1022790	NMC 1022749
152	SH 600	03/13/10	HYCROFT RES & DEV INC	NMC 1022791	NMC 1022749
153	SH 601	03/13/10	HYCROFT RES & DEV INC	NMC 1022792	NMC 1022749
154	SH 602	03/13/10	HYCROFT RES & DEV INC	NMC 1022793	NMC 1022749
155	SH 603	03/13/10	HYCROFT RES & DEV INC	NMC 1022794	NMC 1022749
156	SH 604	03/13/10	HYCROFT RES & DEV INC	NMC 1022795	NMC 1022749
157	SH 605	03/13/10	HYCROFT RES & DEV INC	NMC 1022796	NMC 1022749
158	SH 606	03/13/10	HYCROFT RES & DEV INC	NMC 1022797	NMC 1022749
159	SH 607	03/13/10	HYCROFT RES & DEV INC	NMC 1022798	NMC 1022749
160	SH 608	03/13/10	HYCROFT RES & DEV INC	NMC 1022799	NMC 1022749
161	SH 609	03/13/10	HYCROFT RES & DEV INC	NMC 1022800	NMC 1022749
162	SH 610	03/13/10	HYCROFT RES & DEV INC	NMC 1022801	NMC 1022749
163	SH 611	03/13/10	HYCROFT RES & DEV INC	NMC 1022802	NMC 1022749
164	SH 612	03/13/10	HYCROFT RES & DEV INC	NMC 1022803	NMC 1022749
165	SH 613	03/13/10	HYCROFT RES & DEV INC	NMC 1022804	NMC 1022749
166	SH 614	03/13/10	HYCROFT RES & DEV INC	NMC 1022805	NMC 1022749
167	SH 615	03/13/10	HYCROFT RES & DEV INC	NMC 1022806	NMC 1022749
168	SH 616	03/13/10	HYCROFT RES & DEV INC	NMC 1022807	NMC 1022749
169	SH 617	03/13/10	HYCROFT RES & DEV INC	NMC 1022808	NMC 1022749
170	SH 618	03/13/10	HYCROFT RES & DEV INC	NMC 1022809	NMC 1022749
171	SH 619	03/13/10	HYCROFT RES & DEV INC	NMC 1022810	NMC 1022749
172	SH 620	03/13/10	HYCROFT RES & DEV INC	NMC 1022811	NMC 1022749

Hycroft Mine	Page 114
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

173	SH 621	03/13/10	HYCROFT RES & DEV INC	NMC 1022812	NMC 1022749
174	SH 622	03/13/10	HYCROFT RES & DEV INC	NMC 1022813	NMC 1022749
175	SH 623	03/13/10	HYCROFT RES & DEV INC	NMC 1022814	NMC 1022749
176	SH 624	03/13/10	HYCROFT RES & DEV INC	NMC 1022815	NMC 1022749
177	SH 625	03/13/10	HYCROFT RES & DEV INC	NMC 1022816	NMC 1022749
178	SH 626	03/13/10	HYCROFT RES & DEV INC	NMC 1022817	NMC 1022749
179	SH 627	03/13/10	HYCROFT RES & DEV INC	NMC 1022818	NMC 1022749
180	SH 628	03/13/10	HYCROFT RES & DEV INC	NMC 1022819	NMC 1022749
181	SH 629	03/13/10	HYCROFT RES & DEV INC	NMC 1022820	NMC 1022749
182	SH 630	03/13/10	HYCROFT RES & DEV INC	NMC 1022821	NMC 1022749
183	SH 631	03/13/10	HYCROFT RES & DEV INC	NMC 1022822	NMC 1022749
184	SH 632	03/13/10	HYCROFT RES & DEV INC	NMC 1022823	NMC 1022749
185	SH 633	03/13/10	HYCROFT RES & DEV INC	NMC 1022824	NMC 1022749
186	SH 634	03/13/10	HYCROFT RES & DEV INC	NMC 1022825	NMC 1022749
187	SH 635	03/13/10	HYCROFT RES & DEV INC	NMC 1022826	NMC 1022749
188	SH 636	03/13/10	HYCROFT RES & DEV INC	NMC 1022827	NMC 1022749
189	SH 637	03/13/10	HYCROFT RES & DEV INC	NMC 1022828	NMC 1022749
190	SH 638	03/13/10	HYCROFT RES & DEV INC	NMC 1022829	NMC 1022749
191	SH 639	03/13/10	HYCROFT RES & DEV INC	NMC 1022830	NMC 1022749
192	SH 640	03/13/10	HYCROFT RES & DEV INC	NMC 1022831	NMC 1022749
193	SH 641	03/13/10	HYCROFT RES & DEV INC	NMC 1022832	NMC 1022749
194	SH 642	03/13/10	HYCROFT RES & DEV INC	NMC 1022833	NMC 1022749
195	SH 643	03/13/10	HYCROFT RES & DEV INC	NMC 1022834	NMC 1022749
196	SH 644	03/13/10	HYCROFT RES & DEV INC	NMC 1022835	NMC 1022749
197	SH 645	03/13/10	HYCROFT RES & DEV INC	NMC 1022836	NMC 1022749
198	SH 646	03/13/10	HYCROFT RES & DEV INC	NMC 1022837	NMC 1022749
199	SH 647	03/13/10	HYCROFT RES & DEV INC	NMC 1022838	NMC 1022749
200	SH 648	03/13/10	HYCROFT RES & DEV INC	NMC 1022839	NMC 1022749
201	SH 649	03/13/10	HYCROFT RES & DEV INC	NMC 1022840	NMC 1022749
202	SH 650	03/13/10	HYCROFT RES & DEV INC	NMC 1022841	NMC 1022749
203	SH 651	03/13/10	HYCROFT RES & DEV INC	NMC 1022842	NMC 1022749
204	RFG #120	01/24/80	Lewis Frank W	NMC 141680	NMC 141661
205	RFG #121	01/24/80	Lewis Frank W	NMC 141681	NMC 141661
206	RFG #122	01/24/80	Lewis Frank W	NMC 141682	NMC 141661
207	RFG #123	01/24/80	Lewis Frank W	NMC 141683	NMC 141661
208	RFG #124	01/24/80	Lewis Frank W	NMC 141684	NMC 141661
209	RFG #125	01/24/80	Lewis Frank W	NMC 141685	NMC 141661
210	RFG #127	01/09/80	Lewis Frank W	NMC 141686	NMC 141661
211	RFG #129	01/09/80	Lewis Frank W	NMC 141687	NMC 141661
212	RFG #131	01/09/80	Lewis Frank W	NMC 141688	NMC 141661
213	RFG #132	01/09/80	Lewis Frank W	NMC 141689	NMC 141661
214	RFG #133	01/09/80	Lewis Frank W	NMC 141690	NMC 141661
215	RFG #134	01/09/80	Lewis Frank W	NMC 141691	NMC 141661
216	RFG #135	01/09/80	Lewis Frank W	NMC 141692	NMC 141661

Hycroft Mine	Page 115
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

217	RFG #137	01/09/80	Lewis Frank W	NMC 141694	NMC 141661
218	RFG #139	01/09/80	Lewis Frank W	NMC 141696	NMC 141661
219	RFG #141	01/09/80	Lewis Frank W	NMC 141698	NMC 141661
220	RFG #143	01/22/80	Lewis Frank W	NMC 141700	NMC 141661
221	RFG #145	01/22/80	Lewis Frank W	NMC 141702	NMC 141661
222	RFG #147	01/22/80	Lewis Frank W	NMC 141704	NMC 141661
223	RFG #148	01/22/80	Lewis Frank W	NMC 141705	NMC 141661
224	RFG #149	01/22/80	Lewis Frank W	NMC 141706	NMC 141661
225	RFG #150	01/22/80	Lewis Frank W	NMC 141707	NMC 141661
226	RFG #151	01/22/80	Lewis Frank W	NMC 141708	NMC 141661
227	RFG #152	01/22/80	Lewis Frank W	NMC 141709	NMC 141661
228	RFG #153	01/22/80	Lewis Frank W	NMC 141710	NMC 141661
229	RFG #154	01/22/80	Lewis Frank W	NMC 141711	NMC 141661
230	RFG #155	01/22/80	Lewis Frank W	NMC 141712	NMC 141661
231	RFG #156	01/22/80	Lewis Frank W	NMC 141713	NMC 141661
232	RFG #157	01/22/80	Lewis Frank W	NMC 141714	NMC 141661
233	RFG #158	01/22/80	Lewis Frank W	NMC 141715	NMC 141661
234	RFG #159	01/22/80	Lewis Frank W	NMC 141716	NMC 141661
235	RFG #160	01/22/80	Lewis Frank W	NMC 141717	NMC 141661
236	RFG #161	01/22/80	Lewis Frank W	NMC 141718	NMC 141661
237	RFG #162	01/23/80	Lewis Frank W	NMC 141719	NMC 141661
238	RFG #163	01/23/80	Lewis Frank W	NMC 141720	NMC 141661
239	RFG #164	01/23/80	Lewis Frank W	NMC 141721	NMC 141661
240	RFG #165	01/23/80	Lewis Frank W	NMC 141722	NMC 141661
241	RFG #166	01/23/80	Lewis Frank W	NMC 141723	NMC 141661
242	RFG #167	01/23/80	Lewis Frank W	NMC 141724	NMC 141661
243	RFG #200A	12/28/79	Lewis Frank W	NMC 141725	NMC 141661
244	RFG #201A	12/28/79	Lewis Frank W	NMC 141726	NMC 141661
245	RFG #202A	12/28/79	Lewis Frank W	NMC 141727	NMC 141661
246	RFG #203A	12/28/79	Lewis Frank W	NMC 141728	NMC 141661
247	RFG #204A	12/28/79	Lewis Frank W	NMC 141729	NMC 141661
248	RFG #205A	12/28/79	Lewis Frank W	NMC 141730	NMC 141661
249	RFG #206A	12/28/79	Lewis Frank W	NMC 141731	NMC 141661
250	RFG #207A	12/28/79	Lewis Frank W	NMC 141732	NMC 141661
251	RFG #208A	12/28/79	Lewis Frank W	NMC 141733	NMC 141661
252	RFG #209A	12/28/79	Lewis Frank W	NMC 141734	NMC 141661
253	RFG #210A	12/28/79	Lewis Frank W	NMC 141735	NMC 141661
254	RFG #211A	12/28/79	Lewis Frank W	NMC 141736	NMC 141661
255	RFG #212A	12/28/79	Lewis Frank W	NMC 141737	NMC 141661
256	RFG #213A	12/28/79	Lewis Frank W	NMC 141738	NMC 141661
257	RFG #214A	12/28/79	Lewis Frank W	NMC 141739	NMC 141661
258	RFG #215A	12/28/79	Lewis Frank W	NMC 141740	NMC 141661
259	RFG #216A	12/28/79	Lewis Frank W	NMC 141741	NMC 141661
260	RFG #217A	12/28/79	Lewis Frank W	NMC 141742	NMC 141661

Hycroft Mine	Page 116
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

261	RFG #218A	12/28/79	Lewis Frank W	NMC 141743	NMC 141661
262	RFG #219A	12/28/79	Lewis Frank W	NMC 141744	NMC 141661
263	RFG #220A	12/28/79	Lewis Frank W	NMC 141745	NMC 141661
264	RFG #221A	12/28/79	Lewis Frank W	NMC 141746	NMC 141661
265	RFG #222A	12/28/79	Lewis Frank W	NMC 141747	NMC 141661
266	RFG #223A	12/28/79	Lewis Frank W	NMC 141748	NMC 141661
267	RFG #224A	01/07/80	Lewis Frank W	NMC 141749	NMC 141661
268	RFG #225A	01/07/80	Lewis Frank W	NMC 141750	NMC 141661
269	RFG #226A	01/07/80	Lewis Frank W	NMC 141751	NMC 141661
270	RFG #227A	01/07/80	Lewis Frank W	NMC 141752	NMC 141661
271	RFG #228	01/25/80	Lewis Frank W	NMC 141753	NMC 141661
272	RFG #228A	01/07/80	Lewis Frank W	NMC 141754	NMC 141661
273	RFG #229	01/25/80	Lewis Frank W	NMC 141755	NMC 141661
274	RFG #229A	01/07/80	Lewis Frank W	NMC 141756	NMC 141661
275	RFG #230	01/25/80	Lewis Frank W	NMC 141757	NMC 141661
276	RFG #230A	01/07/80	Lewis Frank W	NMC 141758	NMC 141661
277	RFG #231	01/25/80	Lewis Frank W	NMC 141759	NMC 141661
278	RFG #231A	01/07/80	Lewis Frank W	NMC 141760	NMC 141661
279	RFG #232A	01/07/80	Lewis Frank W	NMC 141761	NMC 141661
280	RFG #233	01/26/80	Lewis Frank W	NMC 141762	NMC 141661
281	RFG #233A	01/07/80	Lewis Frank W	NMC 141763	NMC 141661
282	RFG #234	01/26/80	Lewis Frank W	NMC 141764	NMC 141661
283	RFG #234A	01/07/80	Lewis Frank W	NMC 141765	NMC 141661
284	RFG #235	01/26/80	Lewis Frank W	NMC 141766	NMC 141661
285	RFG #235A	01/07/80	Lewis Frank W	NMC 141767	NMC 141661
286	RFG #236	01/26/80	Lewis Frank W	NMC 141768	NMC 141661
287	RFG #236A	01/08/80	Lewis Frank W	NMC 141769	NMC 141661
288	RFG #237	01/30/80	Lewis Frank W	NMC 141770	NMC 141661
289	RFG #237A	01/08/80	Lewis Frank W	NMC 141771	NMC 141661
290	RFG #238A	01/08/80	Lewis Frank W	NMC 141772	NMC 141661
291	RFG #239A	01/08/80	Lewis Frank W	NMC 141773	NMC 141661
292	RFG #240A	01/08/80	Lewis Frank W	NMC 141774	NMC 141661
293	RFG #241A	01/08/80	Lewis Frank W	NMC 141775	NMC 141661
294	RFG #250	01/11/80	Lewis Frank W	NMC 141776	NMC 141661
295	RFG #251	01/11/80	Lewis Frank W	NMC 141777	NMC 141661
296	RFG #252	01/11/80	Lewis Frank W	NMC 141778	NMC 141661
297	RFG #253	01/11/80	Lewis Frank W	NMC 141779	NMC 141661
298	RFG #254	01/11/80	Lewis Frank W	NMC 141780	NMC 141661
299	RFG #255	01/11/80	HRDI	NMC 141781	NMC 141661
300	RFG #257	01/11/80	HRDI	NMC 141783	NMC 141661
301	RFG #259	01/11/80	HRDI	NMC 141784	NMC 141661
302	RFG #261	01/11/80	HRDI	NMC 141785	NMC 141661
303	RFG #263	01/11/80	HRDI	NMC 141786	NMC 141661
304	RFG #1	12/20/79	HRDI	NMC 143252	NMC 143252

Hycroft Mine	Page 117
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

305	RFG #2	12/20/79	HRDI	NMC 143253	NMC 143252
306	RFG #3	12/20/79	HRDI	NMC 143254	NMC 143252
307	RFG #4	12/20/79	HRDI	NMC 143255	NMC 143252
308	RFG #5	12/20/79	HRDI	NMC 143256	NMC 143252
309	RFG #6	12/20/79	HRDI	NMC 143257	NMC 143252
310	RFG #7	12/20/79	HRDI	NMC 143258	NMC 143252
311	RFG #8	12/20/79	HRDI	NMC 143259	NMC 143252
312	RFG #9	12/20/79	HRDI	NMC 143260	NMC 143252
313	RFG #10	12/20/79	HRDI	NMC 143261	NMC 143252
314	RFG #11	01/03/80	HRDI	NMC 143262	NMC 143252
315	RFG #12	01/03/80	HRDI	NMC 143263	NMC 143252
316	RFG #13	12/27/79	HRDI	NMC 143264	NMC 143252
317	RFG #14	01/03/80	HRDI	NMC 143265	NMC 143252
318	RFG #15	01/03/80	HRDI	NMC 143266	NMC 143252
319	RFG #16	01/03/80	HRDI	NMC 143267	NMC 143252
320	RFG #17	01/03/80	HRDI	NMC 143268	NMC 143252
321	RFG #18	01/03/80	HRDI	NMC 143269	NMC 143252
322	RFG #19	01/03/80	HRDI	NMC 143270	NMC 143252
323	RFG #20	01/03/80	HRDI	NMC 143271	NMC 143252
324	RFG #21	01/03/80	HRDI	NMC 143272	NMC 143252
325	RFG #22	01/03/80	HRDI	NMC 143273	NMC 143252
326	RFG #23	01/03/80	HRDI	NMC 143274	NMC 143252
327	RFG #24	12/22/79	HRDI	NMC 143275	NMC 143252
328	RFG #25	12/22/79	HRDI	NMC 143276	NMC 143252
329	RFG #26	01/05/80	HRDI	NMC 143277	NMC 143252
330	RFG #27	01/05/80	HRDI	NMC 143278	NMC 143252
331	RFG #28	01/05/80	HRDI	NMC 143279	NMC 143252
332	RFG #29	01/05/80	HRDI	NMC 143280	NMC 143252
333	RFG #30	12/22/79	HRDI	NMC 143281	NMC 143252
334	RFG #31	12/22/79	HRDI	NMC 143282	NMC 143252
335	RFG #32	12/22/79	HRDI	NMC 143283	NMC 143252
336	RFG #34	12/22/79	HRDI	NMC 143285	NMC 143252
337	RFG #36	12/22/79	HRDI	NMC 143287	NMC 143252
338	RFG #40	01/07/80	HRDI	NMC 143291	NMC 143252
339	RFG #41	01/07/80	HRDI	NMC 143292	NMC 143252
340	RFG #55	01/09/80	HRDI	NMC 143306	NMC 143252
341	RFG #56	01/09/80	HRDI	NMC 143307	NMC 143252
342	RFG #69	01/10/80	HRDI	NMC 143320	NMC 143252
343	RFG #70	01/10/80	HRDI	NMC 143321	NMC 143252
344	RFG #168	02/01/80	HRDI	NMC 143347	NMC 143252
345	RFG #169	02/01/80	HRDI	NMC 143348	NMC 143252
346	RFG #170	02/01/80	HRDI	NMC 143349	NMC 143252
347	RFG #171	02/01/80	HRDI	NMC 143350	NMC 143252
348	RFG #172	01/31/80	HRDI	NMC 143351	NMC 143252

Hycroft Mine	Page 118
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

349	RFG #173	01/31/80	HRDI	NMC 143352	NMC 143252
350	RFG #174	01/31/80	HRDI	NMC 143353	NMC 143252
351	RFG #175	01/31/80	HRDI	NMC 143354	NMC 143252
352	RFG #176	01/31/80	HRDI	NMC 143355	NMC 143252
353	RFG #177	01/31/80	HRDI	NMC 143356	NMC 143252
354	RFG #178	02/01/80	HRDI	NMC 143357	NMC 143252
355	RFG #179	02/01/80	HRDI	NMC 143358	NMC 143252
356	RFG #180	02/01/80	HRDI	NMC 143359	NMC 143252
357	RFG #181	02/01/80	HRDI	NMC 143360	NMC 143252
358	RFG #182	02/01/80	HRDI	NMC 143361	NMC 143252
359	RFG #183	02/01/80	HRDI	NMC 143362	NMC 143252
360	RFG #184	02/01/80	HRDI	NMC 143363	NMC 143252
361	RFG #185	02/01/80	HRDI	NMC 143364	NMC 143252
362	RFG #186	01/31/80	HRDI	NMC 143365	NMC 143252
363	RFG #187	02/01/80	HRDI	NMC 143366	NMC 143252
364	RFG #188	01/31/80	HRDI	NMC 143367	NMC 143252
365	RFG #189	02/01/80	HRDI	NMC 143368	NMC 143252
366	RFG #190	01/31/80	HRDI	NMC 143369	NMC 143252
367	RFG #191	02/01/80	HRDI	NMC 143370	NMC 143252
368	RFG #192	01/31/80	HRDI	NMC 143371	NMC 143252
369	RFG #193	02/01/80	HRDI	NMC 143372	NMC 143252
370	RFG #194	01/31/80	HRDI	NMC 143373	NMC 143252
371	RFG #195	02/01/80	HRDI	NMC 143374	NMC 143252
372	RFG #196	01/31/80	HRDI	NMC 143375	NMC 143252
373	RFG #197	02/01/80	HRDI	NMC 143376	NMC 143252
374	RFG #198	01/31/80	HRDI	NMC 143377	NMC 143252
375	RFG #199	02/01/80	HRDI	NMC 143378	NMC 143252
376	RFG #200	01/31/80	HRDI	NMC 143379	NMC 143252
377	RFG #201	02/05/80	HRDI	NMC 143380	NMC 143252
378	RFG #202	01/03/80	HRDI	NMC 143381	NMC 143252
379	RFG #203	01/30/80	HRDI	NMC 143382	NMC 143252
380	RFG #204	01/30/80	HRDI	NMC 143383	NMC 143252
381	RFG #205	01/30/80	HRDI	NMC 143384	NMC 143252
382	RFG #206	01/30/80	HRDI	NMC 143385	NMC 143252
383	RFG #207	01/30/80	HRDI	NMC 143386	NMC 143252
384	RFG #208	01/30/80	HRDI	NMC 143387	NMC 143252
385	RFG #209	01/30/80	HRDI	NMC 143388	NMC 143252
386	RFG #210	01/30/80	HRDI	NMC 143389	NMC 143252
387	RFG #211	01/30/80	HRDI	NMC 143390	NMC 143252
388	RFG #212	01/30/80	HRDI	NMC 143391	NMC 143252
389	RFG #213	01/30/80	HRDI	NMC 143392	NMC 143252
390	RFG #214	01/30/80	HRDI	NMC 143393	NMC 143252
391	RFG #215	01/30/80	HRDI	NMC 143394	NMC 143252
392	RFG #216	01/30/80	HRDI	NMC 143395	NMC 143252

Hycroft Mine	Page 119
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

393	RFG #217	01/30/80	HRDI	NMC 143396	NMC 143252
394	RFG #218	02/13/80	HRDI	NMC 143397	NMC 143252
395	RFG #219	02/13/80	HRDI	NMC 143398	NMC 143252
396	RFG #220	01/31/80	HRDI	NMC 143399	NMC 143252
397	RFG #221	01/31/80	HRDI	NMC 143400	NMC 143252
398	RFG #222	01/31/80	HRDI	NMC 143401	NMC 143252
399	RFG #223	01/31/80	HRDI	NMC 143402	NMC 143252
400	RFG #224	01/26/80	HRDI	NMC 143403	NMC 143252
401	RFG #225	01/26/80	HRDI	NMC 143404	NMC 143252
402	RFG #226	01/26/80	HRDI	NMC 143405	NMC 143252
403	RFG #227	01/26/80	HRDI	NMC 143406	NMC 143252
404	RFG #239	01/26/80	HRDI	NMC 143407	NMC 143252
405	RFG #240	02/22/80	HRDI	NMC 143408	NMC 143252
406	RFG #241	03/11/80	HRDI	NMC 143409	NMC 143252
407	RFG #242	03/11/80	HRDI	NMC 143410	NMC 143252
408	RFG #243	02/01/80	HRDI	NMC 143411	NMC 143252
409	RFG #244	02/03/80	HRDI	NMC 143412	NMC 143252
410	RFG #245	02/03/80	HRDI	NMC 143413	NMC 143252
411	RFG #246	02/03/80	HRDI	NMC 143414	NMC 143252
412	RFG #247	02/03/80	HRDI	NMC 143415	NMC 143252
413	RFG #248	02/03/80	HRDI	NMC 143416	NMC 143252
414	RFG #264	01/11/80	HRDI	NMC 143417	NMC 143252
415	RFG #265	01/11/80	HRDI	NMC 143418	NMC 143252
416	RFG #266	01/17/80	HRDI	NMC 143419	NMC 143252
417	RFG #267	01/17/80	HRDI	NMC 143420	NMC 143252
418	RFG #268	01/17/80	HRDI	NMC 143421	NMC 143252
419	RFG #269	01/17/80	HRDI	NMC 143422	NMC 143252
420	RFG #270	01/17/80	HRDI	NMC 143423	NMC 143252
421	RFG #271	01/17/80	HRDI	NMC 143424	NMC 143252
422	RFG #305	01/18/80	HRDI	NMC 143444	NMC 143252
423	RFG #306	01/18/80	HRDI	NMC 143445	NMC 143252
424	RFG #307	01/18/80	HRDI	NMC 143446	NMC 143252
425	RFG #328	01/11/80	HRDI	NMC 143453	NMC 143252
426	RFG #330	01/11/80	HRDI	NMC 143455	NMC 143252
427	RFG #332	01/11/80	HRDI	NMC 143457	NMC 143252
428	RFG #334	01/11/80	HRDI	NMC 143459	NMC 143252
429	RFG #336	01/11/80	HRDI	NMC 143461	NMC 143252
430	RFG #338	01/22/80	HRDI	NMC 143463	NMC 143252
431	RFG #340	01/22/80	HRDI	NMC 143465	NMC 143252
432	RFG #342	01/22/80	HRDI	NMC 143467	NMC 143252
433	RFG #358	01/31/80	HRDI	NMC 143469	NMC 143252
434	RFG #359	01/31/80	HRDI	NMC 143470	NMC 143252
435	RFG #360	01/31/80	HRDI	NMC 143471	NMC 143252
436	RFG #361	01/31/80	HRDI	NMC 143472	NMC 143252

Hycroft Mine	Page 120
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

437	RFG #362	01/31/80	HOMESTAKE MNG CO OF CA	NMC 143473	NMC 143252
438	RFG #363	01/31/80	HRDI	NMC 143474	NMC 143252
439	RFG #364	01/31/80	HOMESTAKE MNG CO OF CA	NMC 143475	NMC 143252
440	RFG #365	01/31/80	HRDI	NMC 143476	NMC 143252
441	RFG #366	01/31/80	HOMESTAKE MNG CO OF CA	NMC 143477	NMC 143252
442	RFG #367	01/31/80	HRDI	NMC 143478	NMC 143252
443	RFG #368	02/01/80	HOMESTAKE MNG CO OF CA	NMC 143479	NMC 143252
444	RFG #262	01/11/80	HRDI	NMC 143487	NMC 143252
445	RFG #0BF	01/30/80	HRDI	NMC 143488	NMC 143252
446	RFG #1FS	01/27/80	HRDI	NMC 143489	NMC 143252
447	RFG #12A	02/20/80	HRDI	NMC 143490	NMC 143252
448	RFG #13A	02/20/80	HRDI	NMC 143491	NMC 143252
449	RFG #22A	02/20/80	HRDI	NMC 143492	NMC 143252
450	RFG #29A	02/06/80	HRDI	NMC 143493	NMC 143252
451	RFG #29B	02/06/80	HRDI	NMC 143494	NMC 143252
452	RFG #30A	01/05/80	HRDI	NMC 143495	NMC 143252
453	RFG #36A	02/07/80	HRDI	NMC 143496	NMC 143252
454	RFG #36B	02/07/80	HRDI	NMC 143497	NMC 143252
455	RFG #201A	02/05/80	HRDI	NMC 143504	NMC 143252
456	RFG #215B	02/14/80	HRDI	NMC 143505	NMC 143252
457	RFG #217B	02/14/80	HRDI	NMC 143506	NMC 143252
458	RFG #218A	02/04/80	HRDI	NMC 143507	NMC 143252
459	RFG #218B	02/04/80	HRDI	NMC 143508	NMC 143252
460	RFG #219B	02/13/80	HRDI	NMC 143509	NMC 143252
461	RFG #238F	01/29/80	HRDI	NMC 143510	NMC 143252
462	RFG #239A	02/22/80	HRDI	NMC 143511	NMC 143252
463	RFG #362A	02/05/80	HRDI	NMC 143512	NMC 143252
464	RFG #364A	02/05/80	HRDI	NMC 143513	NMC 143252
465	RFG #366A	02/06/80	HRDI	NMC 143514	NMC 143252
466	RFG #368A	02/06/80	HRDI	NMC 143515	NMC 143252
467	RFG #241A	03/11/80	HRDI	NMC 143596	NMC 143596
468	RFG #240	02/22/80	HRDI	NMC 143597	NMC 143596
469	RFG #239	02/22/80	HRDI	NMC 143598	NMC 143596
470	RFG #400	10/25/80	HRDI	NMC 175062	NMC 175046
471	RFG #401	10/25/80	HRDI	NMC 175063	NMC 175046
472	RFG #402	10/25/80	HRDI	NMC 175064	NMC 175046
473	RFG #403	10/25/80	HRDI	NMC 175065	NMC 175046
474	RFG #404	10/17/80	HRDI	NMC 175066	NMC 175046
475	RFG #405	10/17/80	HRDI	NMC 175067	NMC 175046
476	RFG #406	10/17/80	HRDI	NMC 175068	NMC 175046
477	RFG #407	10/17/80	HRDI	NMC 175069	NMC 175046
478	RFG #408	10/17/80	HRDI	NMC 175070	NMC 175046
479	RFG #409	10/17/80	HRDI	NMC 175071	NMC 175046
480	RFG #410	10/17/80	HRDI	NMC 175072	NMC 175046

Hycroft Mine	Page 121
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

481	RFG #411	10/17/80	HRDI	NMC 175073	NMC 175046
482	RFG #412	10/17/80	HRDI	NMC 175074	NMC 175046
483	RFG #413	10/17/80	HRDI	NMC 175075	NMC 175046
484	RFG #414	10/17/80	HRDI	NMC 175076	NMC 175046
485	RFG #415	10/17/80	HRDI	NMC 175077	NMC 175046
486	RFG #416	10/17/80	HRDI	NMC 175078	NMC 175046
487	RFG #417	10/17/80	HRDI	NMC 175079	NMC 175046
488	RFG #418	10/17/80	HRDI	NMC 175080	NMC 175046
489	RFG #419	10/17/80	HRDI	NMC 175081	NMC 175046
490	RFG #420	10/17/80	HRDI	NMC 175082	NMC 175046
491	RFG #421	10/17/80	HRDI	NMC 175083	NMC 175046
492	RFG #422	10/17/80	HRDI	NMC 175084	NMC 175046
493	RFG #423	10/17/80	HRDI	NMC 175085	NMC 175046
494	RFG #424	10/17/80	HRDI	NMC 175086	NMC 175046
495	RFG #425	10/17/80	HRDI	NMC 175087	NMC 175046
496	RFG #426	10/17/80	HRDI	NMC 175088	NMC 175046
497	RFG Fraction #427	10/17/80	HRDI	NMC 175089	NMC 175046
498	Pacific #2	11/04/80	Lewis Frank W	NMC 181010	NMC 181010
499	Sulphate	11/04/80	Lewis Frank W	NMC 181011	NMC 181010
500	Alunite	11/04/80	Lewis Frank W	NMC 181012	NMC 181010
501	Alunite #2	11/04/80	Lewis Frank W	NMC 181013	NMC 181010
502	RFG #328X	05/15/84	Lewis Frank W	NMC 307553	NMC 307553
503	RFG # 39	06/28/87	Lewis Frank W	NMC 436884	NMC 436878
504	RFG # 72	06/28/87	Lewis Frank W	NMC 436912	NMC 436878
505	CKC #12	08/14/87	Crofoot Daniel M	NMC 444109	NMC 444107
506	CKC #15	08/14/87	Crofoot Daniel M	NMC 444112	NMC 444107
507	CKC #10	03/11/89	Crofoot Daniel M	NMC 546001	NMC 545996
508	CKC #11	03/11/89	Crofoot Daniel M	NMC 546002	NMC 545996
509	CKC #13	03/11/89	Crofoot Daniel M	NMC 546003	NMC 545996
510	CKC #14	03/11/89	Crofoot Daniel M	NMC 546004	NMC 545996
511	RFG #33	03/10/89	Crofoot Daniel M	NMC 546005	NMC 545996
512	RFG #35	03/10/89	Crofoot Daniel M	NMC 546006	NMC 545996
513	RFG #37	03/10/89	Crofoot Daniel M	NMC 546007	NMC 545996
514	RFG #38	03/10/89	Crofoot Daniel M	NMC 546008	NMC 545996
515	RFG #39A	03/10/89	Crofoot Daniel M	NMC 546009	NMC 545996
516	RFG #42	03/10/89	Crofoot Daniel M	NMC 546010	NMC 545996
517	RFG #43	03/10/89	Crofoot Daniel M	NMC 546011	NMC 545996
518	RFG #44	03/10/89	Crofoot Daniel M	NMC 546012	NMC 545996
519	RFG #45	03/10/89	Crofoot Daniel M	NMC 546013	NMC 545996
520	RFG #46	03/10/89	Crofoot Daniel M	NMC 546014	NMC 545996
521	RFG #47	03/10/89	Crofoot Daniel M	NMC 546015	NMC 545996
522	RFG #48	03/10/89	Crofoot Daniel M	NMC 546016	NMC 545996
523	RFG #49	03/10/89	Crofoot Daniel M	NMC 546017	NMC 545996
524	RFG #50	03/10/89	Crofoot Daniel M	NMC 546018	NMC 545996

Hycroft Mine	Page 122
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

525	RFG #51	03/10/89	Crofoot Daniel M	NMC 546019	NMC 545996
526	RFG #52	03/10/89	Crofoot Daniel M	NMC 546020	NMC 545996
527	RFG #52A	03/10/89	Crofoot Daniel M	NMC 546021	NMC 545996
528	RFG #53	03/10/89	Crofoot Daniel M	NMC 546022	NMC 545996
529	RFG #54	03/10/89	Crofoot Daniel M	NMC 546023	NMC 545996
530	RFG #57	03/10/89	Crofoot Daniel M	NMC 546024	NMC 545996
531	RFG #58	03/10/89	Crofoot Daniel M	NMC 546025	NMC 545996
532	RFG #59	03/10/89	Crofoot Daniel M	NMC 546026	NMC 545996
533	RFG #60	03/10/89	Crofoot Daniel M	NMC 546027	NMC 545996
534	RFG #61	03/10/89	Crofoot Daniel M	NMC 546028	NMC 545996
535	RFG #62	03/10/89	Crofoot Daniel M	NMC 546029	NMC 545996
536	RFG #63	03/10/89	Crofoot Daniel M	NMC 546030	NMC 545996
537	RFG #64	03/10/89	Crofoot Daniel M	NMC 546031	NMC 545996
538	RFG #65	03/10/89	Crofoot Daniel M	NMC 546032	NMC 545996
539	RFG #66	03/10/89	Crofoot Daniel M	NMC 546033	NMC 545996
540	RFG #67	03/10/89	Crofoot Daniel M	NMC 546034	NMC 545996
541	RFG #67A	03/10/89	Crofoot Daniel M	NMC 546035	NMC 545996
542	RFG #68	03/10/89	Crofoot Daniel M	NMC 546036	NMC 545996
543	RFG #68A	03/10/89	Crofoot Daniel M	NMC 546037	NMC 545996
544	RFG #71	03/11/89	Crofoot Daniel M	NMC 546038	NMC 545996
545	RFG #73	03/11/89	Crofoot Daniel M	NMC 546039	NMC 545996
546	RFG #74	03/11/89	Crofoot Daniel M	NMC 546040	NMC 545996
547	RFG #75	03/11/89	Crofoot Daniel M	NMC 546041	NMC 545996
548	RFG #76	03/11/89	Crofoot Daniel M	NMC 546042	NMC 545996
549	RFG #77	03/11/89	Crofoot Daniel M	NMC 546043	NMC 545996
550	RFG #78	03/11/89	Crofoot Daniel M	NMC 546044	NMC 545996
551	RFG #79	03/11/89	Crofoot Daniel M	NMC 546045	NMC 545996
552	RFG #80	03/11/89	Crofoot Daniel M	NMC 546046	NMC 545996
553	RFG #81	03/11/89	Crofoot Daniel M	NMC 546047	NMC 545996
554	RFG #81A	03/11/89	Crofoot Daniel M	NMC 546048	NMC 545996
555	RFG #82	03/11/89	Crofoot Daniel M	NMC 546049	NMC 545996
556	RFG #83	03/11/89	Crofoot Daniel M	NMC 546050	NMC 545996
557	RFG #84	03/11/89	Crofoot Daniel M	NMC 546051	NMC 545996
558	RFG #85	03/11/89	Crofoot Daniel M	NMC 546052	NMC 545996
559	RFG #86	03/11/89	Crofoot Daniel M	NMC 546053	NMC 545996
560	RFG #87	03/11/89	Crofoot Daniel M	NMC 546054	NMC 545996
561	RFG #88	03/11/89	Crofoot Daniel M	NMC 546055	NMC 545996
562	RFG #89	03/11/89	Crofoot Daniel M	NMC 546056	NMC 545996
563	RFG #90	03/11/89	Crofoot Daniel M	NMC 546057	NMC 545996
564	RFG #91	03/11/89	Crofoot Daniel M	NMC 546058	NMC 545996
565	RFG #92	03/11/89	Crofoot Daniel M	NMC 546059	NMC 545996
566	RFG #93	03/11/89	Crofoot Daniel M	NMC 546060	NMC 545996
567	RFG #94	03/11/89	Crofoot Daniel M	NMC 546061	NMC 545996
568	RFG #95	03/11/89	Crofoot Daniel M	NMC 546062	NMC 545996

Hycroft Mine	Page 123
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

569	RFG #97	03/11/89	Crofoot Daniel M	NMC 546063	NMC 545996
570	RFG #99	03/11/89	Crofoot Daniel M	NMC 546064	NMC 545996
571	RFG #101	03/11/89	Crofoot Daniel M	NMC 546065	NMC 545996
572	RFG #103	03/11/89	Crofoot Daniel M	NMC 546066	NMC 545996
573	RFG #288	03/11/89	Crofoot Daniel M	NMC 546067	NMC 545996
574	RFG #290	03/11/89	Crofoot Daniel M	NMC 546068	NMC 545996
575	RFG #292	03/11/89	Crofoot Daniel M	NMC 546069	NMC 545996
576	RFG #294	03/11/89	Crofoot Daniel M	NMC 546070	NMC 545996
577	RFG #296	03/11/89	Crofoot Daniel M	NMC 546071	NMC 545996
578	RFG #298	03/11/89	Crofoot Daniel M	NMC 546072	NMC 545996
579	RFG #300	03/11/89	Crofoot Daniel M	NMC 546073	NMC 545996
580	RFG #302	03/11/89	Crofoot Daniel M	NMC 546074	NMC 545996
581	RFG #304	03/11/89	Crofoot Daniel M	NMC 546075	NMC 545996
582	RFG #322	03/11/89	Crofoot Daniel M	NMC 546076	NMC 545996
583	RFG #323	03/11/89	Crofoot Daniel M	NMC 546077	NMC 545996
584	RFG #324	03/11/89	Crofoot Daniel M	NMC 546078	NMC 545996
585	RFG #325	03/11/89	Crofoot Daniel M	NMC 546079	NMC 545996
586	RFG #326	03/11/89	Crofoot Daniel M	NMC 546080	NMC 545996
587	RFG #327	03/11/89	Crofoot Daniel M	NMC 546081	NMC 545996
588	RFG #329	03/11/89	Crofoot Daniel M	NMC 546082	NMC 545996
589	RFG #331	03/11/89	Crofoot Daniel M	NMC 546083	NMC 545996
590	RFG #333	03/11/89	Crofoot Daniel M	NMC 546084	NMC 545996
591	RFG #335	03/11/89	Crofoot Daniel M	NMC 546085	NMC 545996
592	RFG #337	03/11/89	Crofoot Daniel M	NMC 546086	NMC 545996
593	RFG #339	03/11/89	Crofoot Daniel M	NMC 546087	NMC 545996
594	RFG #341	03/11/89	Crofoot Daniel M	NMC 546088	NMC 545996
595	RFG #343	03/11/89	Crofoot Daniel M	NMC 546089	NMC 545996
596	WRC 1	03/13/95	HYCROFT RES & DEV INC	NMC 714252	NMC 714252
597	WRC 2	03/13/95	HYCROFT RES & DEV INC	NMC 714253	NMC 714252
598	WRC 3	03/13/95	HYCROFT RES & DEV INC	NMC 714254	NMC 714252
599	WRC 4	03/13/95	HYCROFT RES & DEV INC	NMC 714255	NMC 714252
600	WRC 5	03/13/95	HYCROFT RES & DEV INC	NMC 714256	NMC 714252
601	WRC 6	03/13/95	HYCROFT RES & DEV INC	NMC 714257	NMC 714252
602	WRC 7	03/13/95	HYCROFT RES & DEV INC	NMC 714258	NMC 714252
603	WRC 8	03/13/95	HYCROFT RES & DEV INC	NMC 714259	NMC 714252
604	WRC 9	03/13/95	HYCROFT RES & DEV INC	NMC 714260	NMC 714252
605	WRC 10	03/13/95	HYCROFT RES & DEV INC	NMC 714261	NMC 714252
606	WRC 11	03/13/95	HYCROFT RES & DEV INC	NMC 714262	NMC 714252
607	WRC 12	03/13/95	HYCROFT RES & DEV INC	NMC 714263	NMC 714252
608	WRC 13	03/13/95	HYCROFT RES & DEV INC	NMC 714264	NMC 714252
609	WRC 14	03/13/95	HYCROFT RES & DEV INC	NMC 714265	NMC 714252
610	WRC 15	03/13/95	HYCROFT RES & DEV INC	NMC 714266	NMC 714252
611	WRC 16	03/13/95	HYCROFT RES & DEV INC	NMC 714267	NMC 714252
612	WRC 17	03/13/95	HYCROFT RES & DEV INC	NMC 714268	NMC 714252

Hycroft Mine	Page 124
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

613	WRC 18	03/13/95	HYCROFT RES & DEV INC	NMC 714269	NMC 714252
614	WRC 19	03/13/95	HYCROFT RES & DEV INC	NMC 714270	NMC 714252
615	WRC 20	03/13/95	HYCROFT RES & DEV INC	NMC 714271	NMC 714252
616	WRC 21	03/13/95	HYCROFT RES & DEV INC	NMC 714272	NMC 714252
617	WRC 22	03/13/95	HYCROFT RES & DEV INC	NMC 714273	NMC 714252
618	WRC 23	03/13/95	HYCROFT RES & DEV INC	NMC 714274	NMC 714252
619	WRC 24	03/13/95	HYCROFT RES & DEV INC	NMC 714275	NMC 714252
620	WRC 25	03/13/95	HYCROFT RES & DEV INC	NMC 714276	NMC 714252
621	WRC 26	03/13/95	HYCROFT RES & DEV INC	NMC 714277	NMC 714252
622	WRC 27	03/13/95	HYCROFT RES & DEV INC	NMC 714278	NMC 714252
623	WRC 28	03/13/95	HYCROFT RES & DEV INC	NMC 714279	NMC 714252
624	WRC 29	03/13/95	HYCROFT RES & DEV INC	NMC 714280	NMC 714252
625	WRC 30	03/13/95	HYCROFT RES & DEV INC	NMC 714281	NMC 714252
626	WRC 31	03/13/95	HYCROFT RES & DEV INC	NMC 714282	NMC 714252
627	WRC 32	03/14/95	HYCROFT RES & DEV INC	NMC 714283	NMC 714252
628	WRC 33	03/14/95	HYCROFT RES & DEV INC	NMC 714284	NMC 714252
629	WRC 34	03/14/95	HYCROFT RES & DEV INC	NMC 714285	NMC 714252
630	WRC 35	03/14/95	HYCROFT RES & DEV INC	NMC 714286	NMC 714252
631	WRC 36	03/14/95	HYCROFT RES & DEV INC	NMC 714287	NMC 714252
632	WRC 37	03/14/95	HYCROFT RES & DEV INC	NMC 714288	NMC 714252
633	WRC 38	03/14/95	HYCROFT RES & DEV INC	NMC 714289	NMC 714252
634	WRC 39	03/14/95	HYCROFT RES & DEV INC	NMC 714290	NMC 714252
635	WRC 40	03/14/95	HYCROFT RES & DEV INC	NMC 714291	NMC 714252
636	WRC 41	03/14/95	HYCROFT RES & DEV INC	NMC 714292	NMC 714252
637	WRC 42	03/14/95	HYCROFT RES & DEV INC	NMC 714293	NMC 714252
638	WRC 43	03/14/95	HYCROFT RES & DEV INC	NMC 714294	NMC 714252
639	WRC 44	03/14/95	HYCROFT RES & DEV INC	NMC 714295	NMC 714252
640	WRC 45	03/14/95	HYCROFT RES & DEV INC	NMC 714296	NMC 714252
641	WRC 46	03/14/95	HYCROFT RES & DEV INC	NMC 714297	NMC 714252
642	WRC 47	03/14/95	HYCROFT RES & DEV INC	NMC 714298	NMC 714252
643	WRC 48	03/14/95	HYCROFT RES & DEV INC	NMC 714299	NMC 714252
644	WRC 49	03/14/95	HYCROFT RES & DEV INC	NMC 714300	NMC 714252
645	WRC 50	03/14/95	HYCROFT RES & DEV INC	NMC 714301	NMC 714252
646	WRC 51	03/14/95	HYCROFT RES & DEV INC	NMC 714302	NMC 714252
647	WRC 52	03/14/95	HYCROFT RES & DEV INC	NMC 714303	NMC 714252
648	WRC 53	03/14/95	HYCROFT RES & DEV INC	NMC 714304	NMC 714252
649	WRC 54	03/14/95	HYCROFT RES & DEV INC	NMC 714305	NMC 714252
650	WRC 55	03/14/95	HYCROFT RES & DEV INC	NMC 714306	NMC 714252
651	WRC 56	03/14/95	HYCROFT RES & DEV INC	NMC 714307	NMC 714252
652	WRC 57	03/14/95	HYCROFT RES & DEV INC	NMC 714308	NMC 714252
653	WRC 58	03/14/95	HYCROFT RES & DEV INC	NMC 714309	NMC 714252
654	WRC 60	03/14/95	HYCROFT RES & DEV INC	NMC 714311	NMC 714252
655	WRC 82	03/14/95	HYCROFT RES & DEV INC	NMC 714313	NMC 714252
656	WRC 84	03/14/95	HYCROFT RES & DEV INC	NMC 714315	NMC 714252

Hycroft Mine	Page 125
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

657	WRC 87	03/14/95	HYCROFT RES & DEV INC	NMC 714317	NMC 714252
658	WRC 88	03/14/95	HYCROFT RES & DEV INC	NMC 714318	NMC 714252
659	WRC 89	03/14/95	HYCROFT RES & DEV INC	NMC 714319	NMC 714252
660	WRC 90	03/14/95	HYCROFT RES & DEV INC	NMC 714320	NMC 714252
661	WRC 91	03/14/95	HYCROFT RES & DEV INC	NMC 714321	NMC 714252
662	WKM-1	09/30/97	F W Lewis Inc	NMC 780688	NMC 780688
663	WKM-2	09/30/97	F W Lewis Inc	NMC 780689	NMC 780688
664	WKM-3	09/30/97	F W Lewis Inc	NMC 780690	NMC 780688
665	WKM-4	09/30/97	F W Lewis Inc	NMC 780691	NMC 780688
666	WKM-5	09/30/97	F W Lewis Inc	NMC 780692	NMC 780688
667	WKM-6	09/30/97	F W Lewis Inc	NMC 780693	NMC 780688
668	WKM-7	09/30/97	F W Lewis Inc	NMC 780694	NMC 780688
669	WKM-8	09/30/97	F W Lewis Inc	NMC 780695	NMC 780688
670	WKM-9	09/30/97	F W Lewis Inc	NMC 780696	NMC 780688
671	WKM-10	09/30/97	F W Lewis Inc	NMC 780697	NMC 780688
672	WKM-11	09/30/97	F W Lewis Inc	NMC 780698	NMC 780688
673	WKM-12	09/30/97	F W Lewis Inc	NMC 780699	NMC 780688
674	WKM-13	09/30/97	F W Lewis Inc	NMC 780700	NMC 780688
675	WKM-14	09/30/97	F W Lewis Inc	NMC 780701	NMC 780688
676	WKM-15	09/30/97	F W Lewis Inc	NMC 780702	NMC 780688
677	WKM-16	09/30/97	F W Lewis Inc	NMC 780703	NMC 780688
678	WKM-17	09/30/97	F W Lewis Inc	NMC 780704	NMC 780688
679	WKM-18	09/30/97	F W Lewis Inc	NMC 780705	NMC 780688
680	WKM-19	10/01/97	F W Lewis Inc	NMC 780706	NMC 780688
681	WKM-20	10/01/97	F W Lewis Inc	NMC 780707	NMC 780688
682	WKM-21	10/01/97	F W Lewis Inc	NMC 780708	NMC 780688
683	WKM-22	10/01/97	F W Lewis Inc	NMC 780709	NMC 780688
684	WKM-23	10/01/97	F W Lewis Inc	NMC 780710	NMC 780688
685	WKM-24	10/01/97	F W Lewis Inc	NMC 780711	NMC 780688
686	WKM-25	10/01/97	F W Lewis Inc	NMC 780712	NMC 780688
687	WKM-26	10/01/97	F W Lewis Inc	NMC 780713	NMC 780688
688	WKM-27	10/01/97	F W Lewis Inc	NMC 780714	NMC 780688
689	WKM-28	10/01/97	F W Lewis Inc	NMC 780715	NMC 780688
690	WKM-29	10/01/97	F W Lewis Inc	NMC 780716	NMC 780688
691	WKM-30	10/01/97	F W Lewis Inc	NMC 780717	NMC 780688
692	WKM-31	10/01/97	F W Lewis Inc	NMC 780718	NMC 780688
693	WKM-32	10/01/97	F W Lewis Inc	NMC 780719	NMC 780688
694	WKM-33	10/01/97	F W Lewis Inc	NMC 780720	NMC 780688
695	WKM-34	10/01/97	F W Lewis Inc	NMC 780721	NMC 780688
696	WKM-35	10/01/97	F W Lewis Inc	NMC 780722	NMC 780688
697	WKM-36	10/01/97	F W Lewis Inc	NMC 780723	NMC 780688
698	WKM-37	10/01/97	F W Lewis Inc	NMC 780724	NMC 780688
699	WKM-38	10/01/97	F W Lewis Inc	NMC 780725	NMC 780688
700	WKM-39	10/01/97	F W Lewis Inc	NMC 780726	NMC 780688

Hycroft Mine	Page 126
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

701	WKM-40	10/01/97	F W Lewis Inc	NMC 780727	NMC 780688
702	WKM-41	10/01/97	F W Lewis Inc	NMC 780728	NMC 780688
703	WKM-42	10/01/97	F W Lewis Inc	NMC 780729	NMC 780688
704	WKM-43	10/01/97	F W Lewis Inc	NMC 780730	NMC 780688
705	WKM-44	10/01/97	F W Lewis Inc	NMC 780731	NMC 780688
706	WKM-45	10/01/97	F W Lewis Inc	NMC 780732	NMC 780688
707	WKM-46	10/01/97	F W Lewis Inc	NMC 780733	NMC 780688
708	WKM-47	10/01/97	F W Lewis Inc	NMC 780734	NMC 780688
709	WKM-48	10/01/97	F W Lewis Inc	NMC 780735	NMC 780688
710	WKM-50	10/01/97	F W Lewis Inc	NMC 780736	NMC 780688
711	WKM-51	10/02/97	F W Lewis Inc	NMC 780737	NMC 780688
712	WKM-52	10/02/97	F W Lewis Inc	NMC 780738	NMC 780688
713	WKM-53	10/02/97	F W Lewis Inc	NMC 780739	NMC 780688
714	WKM-54	10/02/97	F W Lewis Inc	NMC 780740	NMC 780688
715	WKM-55	10/02/97	F W Lewis Inc	NMC 780741	NMC 780688
716	WKM-56	10/02/97	F W Lewis Inc	NMC 780742	NMC 780688
717	WKM-57	10/02/97	F W Lewis Inc	NMC 780743	NMC 780688
718	WKM-58	10/02/97	F W Lewis Inc	NMC 780744	NMC 780688
719	WKM-60	10/06/97	F W Lewis Inc	NMC 780745	NMC 780688
720	WKM-62	10/06/97	F W Lewis Inc	NMC 780746	NMC 780688
721	WKM-64	10/06/97	F W Lewis Inc	NMC 780747	NMC 780688
722	WCD 1	03/22/06	HYCROFT RES & DEV INC	NMC 928826	NMC 928826
723	WCD 2	03/22/06	HYCROFT RES & DEV INC	NMC 928827	NMC 928826
724	WCD 3	03/22/06	HYCROFT RES & DEV INC	NMC 928828	NMC 928826
725	WCD 4	04/22/06	HYCROFT RES & DEV INC	NMC 928829	NMC 928826
726	WCD 17	04/21/06	HYCROFT RES & DEV INC	NMC 928836	NMC 928826
727	WCD 18	04/21/06	HYCROFT RES & DEV INC	NMC 928837	NMC 928826
728	WCD 19	04/21/06	HYCROFT RES & DEV INC	NMC 928838	NMC 928826
729	WCD 20	04/21/06	HYCROFT RES & DEV INC	NMC 928839	NMC 928826
730	WCD 21	04/21/06	HYCROFT RES & DEV INC	NMC 928840	NMC 928826
731	WCD 22	04/21/06	HYCROFT RES & DEV INC	NMC 928841	NMC 928826
732	WCD 23	04/21/06	HYCROFT RES & DEV INC	NMC 928842	NMC 928826
733	WCD 24	04/21/06	HYCROFT RES & DEV INC	NMC 928843	NMC 928826
734	WCD 25	04/21/06	HYCROFT RES & DEV INC	NMC 928844	NMC 928826
735	WCD 26	04/21/06	HYCROFT RES & DEV INC	NMC 928845	NMC 928826
736	RFG 94A	05/20/06	HYCROFT RES & DEV INC	NMC 932885	NMC 932885
737	RFG 102	05/20/06	HYCROFT RES & DEV INC	NMC 932886	NMC 932885
738	RFG 104	05/20/06	HYCROFT RES & DEV INC	NMC 932887	NMC 932885
739	RFG 105	05/20/06	HYCROFT RES & DEV INC	NMC 932888	NMC 932885
740	RFG 106	05/20/06	HYCROFT RES & DEV INC	NMC 932889	NMC 932885
741	RFG 107	05/20/06	HYCROFT RES & DEV INC	NMC 932890	NMC 932885
742	RFG 108	05/20/06	HYCROFT RES & DEV INC	NMC 932891	NMC 932885
743	RFG 109	05/20/06	HYCROFT RES & DEV INC	NMC 932892	NMC 932885
744	RFG 110	05/20/06	HYCROFT RES & DEV INC	NMC 932893	NMC 932885

Hycroft Mine	Page 127
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

745	RFG 111	05/20/06	HYCROFT RES & DEV INC	NMC 932894	NMC 932885
746	RFG 112	05/20/06	HYCROFT RES & DEV INC	NMC 932895	NMC 932885
747	RFG 113	05/20/06	HYCROFT RES & DEV INC	NMC 932896	NMC 932885
748	RFG 114	05/20/06	HYCROFT RES & DEV INC	NMC 932897	NMC 932885
749	RFG 115	05/20/06	HYCROFT RES & DEV INC	NMC 932898	NMC 932885
750	RFG 116	05/20/06	HYCROFT RES & DEV INC	NMC 932899	NMC 932885
751	RFG 117	05/20/06	HYCROFT RES & DEV INC	NMC 932900	NMC 932885
752	RFG 118	05/20/06	HYCROFT RES & DEV INC	NMC 932901	NMC 932885
753	RFG 119	05/20/06	HYCROFT RES & DEV INC	NMC 932902	NMC 932885
754	RFG 126	05/20/06	HYCROFT RES & DEV INC	NMC 932903	NMC 932885
755	RFG 128	05/20/06	HYCROFT RES & DEV INC	NMC 932904	NMC 932885
756	RFG 136	05/20/06	HYCROFT RES & DEV INC	NMC 932905	NMC 932885
757	RFG 138	05/20/06	HYCROFT RES & DEV INC	NMC 932906	NMC 932885
758	RFG 140	05/20/06	HYCROFT RES & DEV INC	NMC 932907	NMC 932885
759	RFG 142	05/20/06	HYCROFT RES & DEV INC	NMC 932908	NMC 932885
760	RFG 144	05/20/06	HYCROFT RES & DEV INC	NMC 932909	NMC 932885
761	RFG 146	05/20/06	HYCROFT RES & DEV INC	NMC 932910	NMC 932885
762	RFG 256	05/20/06	HYCROFT RES & DEV INC	NMC 932911	NMC 932885
763	RFG 258	05/20/06	HYCROFT RES & DEV INC	NMC 932912	NMC 932885
764	RFG 260	05/20/06	HYCROFT RES & DEV INC	NMC 932913	NMC 932885
765	RFG 286	05/20/06	HYCROFT RES & DEV INC	NMC 932914	NMC 932885
766	RFG 287	05/20/06	HYCROFT RES & DEV INC	NMC 932915	NMC 932885
767	RFG 289	05/20/06	HYCROFT RES & DEV INC	NMC 932916	NMC 932885
768	RFG 291	05/20/06	HYCROFT RES & DEV INC	NMC 932917	NMC 932885
769	RFG 293	05/20/06	HYCROFT RES & DEV INC	NMC 932918	NMC 932885
770	RFG 295	05/20/06	HYCROFT RES & DEV INC	NMC 932919	NMC 932885
771	RFG 297	05/20/06	HYCROFT RES & DEV INC	NMC 932920	NMC 932885
772	RFG 299	05/20/06	HYCROFT RES & DEV INC	NMC 932921	NMC 932885
773	RFG 301	05/20/06	HYCROFT RES & DEV INC	NMC 932922	NMC 932885
774	RFG 303	05/20/06	HYCROFT RES & DEV INC	NMC 932923	NMC 932885
775	FG 1	09/01/06	HYCROFT RES & DEV INC	NMC 939059	NMC 939059
776	FG 2	09/01/06	HYCROFT RES & DEV INC	NMC 939060	NMC 939059
777	FG 3	09/01/06	HYCROFT RES & DEV INC	NMC 939061	NMC 939059
778	FG 4	09/01/06	HYCROFT RES & DEV INC	NMC 939062	NMC 939059
779	FG 5	09/01/06	HYCROFT RES & DEV INC	NMC 939063	NMC 939059
780	FG 6	09/01/06	HYCROFT RES & DEV INC	NMC 939064	NMC 939059
781	FG 7	09/01/06	HYCROFT RES & DEV INC	NMC 939065	NMC 939059
782	FG 8	09/01/06	HYCROFT RES & DEV INC	NMC 939066	NMC 939059
783	FG 9	09/11/06	HYCROFT RES & DEV INC	NMC 939067	NMC 939059
784	FG 10	09/11/06	HYCROFT RES & DEV INC	NMC 939068	NMC 939059
785	FG 11	09/11/06	HYCROFT RES & DEV INC	NMC 939069	NMC 939059
786	FG 12	09/11/06	HYCROFT RES & DEV INC	NMC 939070	NMC 939059
787	FG 13	09/01/06	HYCROFT RES & DEV INC	NMC 939071	NMC 939059
788	FG 14	09/01/06	HYCROFT RES & DEV INC	NMC 939072	NMC 939059

Hycroft Mine	Page 128
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

789	FG 15	09/01/06	HYCROFT RES & DEV INC	NMC 939073	NMC 939059
790	FG 16	09/01/06	HYCROFT RES & DEV INC	NMC 939074	NMC 939059
791	FG 17	09/01/06	HYCROFT RES & DEV INC	NMC 939075	NMC 939059
792	FG 18	09/01/06	HYCROFT RES & DEV INC	NMC 939076	NMC 939059
793	FG 19	09/01/06	HYCROFT RES & DEV INC	NMC 939077	NMC 939059
794	FG 20	09/01/06	HYCROFT RES & DEV INC	NMC 939078	NMC 939059
795	FG 21	09/01/06	HYCROFT RES & DEV INC	NMC 939079	NMC 939059
796	FG 22	09/01/06	HYCROFT RES & DEV INC	NMC 939080	NMC 939059
797	FG 23	09/11/06	HYCROFT RES & DEV INC	NMC 939081	NMC 939059
798	FG 24	09/11/06	HYCROFT RES & DEV INC	NMC 939082	NMC 939059
799	FG 25	09/11/06	HYCROFT RES & DEV INC	NMC 939083	NMC 939059
800	FG 26	09/11/06	HYCROFT RES & DEV INC	NMC 939084	NMC 939059
801	FG 27	09/05/06	HYCROFT RES & DEV INC	NMC 939085	NMC 939059
802	FG 28	09/05/06	HYCROFT RES & DEV INC	NMC 939086	NMC 939059
803	FG 29	09/05/06	HYCROFT RES & DEV INC	NMC 939087	NMC 939059
804	FG 30	09/01/06	HYCROFT RES & DEV INC	NMC 939088	NMC 939059
805	FG 31	09/01/06	HYCROFT RES & DEV INC	NMC 939089	NMC 939059
806	FG 32	09/01/06	HYCROFT RES & DEV INC	NMC 939090	NMC 939059
807	FG 33	09/01/06	HYCROFT RES & DEV INC	NMC 939091	NMC 939059
808	FG 34	09/01/06	HYCROFT RES & DEV INC	NMC 939092	NMC 939059
809	FG 35	09/01/06	HYCROFT RES & DEV INC	NMC 939093	NMC 939059
810	FG 36	09/01/06	HYCROFT RES & DEV INC	NMC 939094	NMC 939059
811	FG 37	09/01/06	HYCROFT RES & DEV INC	NMC 939095	NMC 939059
812	FG 38	09/01/06	HYCROFT RES & DEV INC	NMC 939096	NMC 939059
813	FG 39	09/01/06	HYCROFT RES & DEV INC	NMC 939097	NMC 939059
814	FG 40	09/11/06	HYCROFT RES & DEV INC	NMC 939098	NMC 939059
815	FG 41	09/11/06	HYCROFT RES & DEV INC	NMC 939099	NMC 939059
816	FG 42	09/11/06	HYCROFT RES & DEV INC	NMC 939100	NMC 939059
817	FG 43	09/11/06	HYCROFT RES & DEV INC	NMC 939101	NMC 939059
818	FG 44	09/02/06	HYCROFT RES & DEV INC	NMC 939102	NMC 939059
819	FG 45	09/02/06	HYCROFT RES & DEV INC	NMC 939103	NMC 939059
820	FG 46	09/02/06	HYCROFT RES & DEV INC	NMC 939104	NMC 939059
821	FG 47	09/02/06	HYCROFT RES & DEV INC	NMC 939105	NMC 939059
822	FG 48	09/02/06	HYCROFT RES & DEV INC	NMC 939106	NMC 939059
823	FG 49	09/02/06	HYCROFT RES & DEV INC	NMC 939107	NMC 939059
824	FG 50	09/02/06	HYCROFT RES & DEV INC	NMC 939108	NMC 939059
825	FG 51	09/02/06	HYCROFT RES & DEV INC	NMC 939109	NMC 939059
826	FG 52	09/02/06	HYCROFT RES & DEV INC	NMC 939110	NMC 939059
827	FG 53	09/08/06	HYCROFT RES & DEV INC	NMC 939111	NMC 939059
828	FG 54	09/08/06	HYCROFT RES & DEV INC	NMC 939112	NMC 939059
829	FG 55	09/08/06	HYCROFT RES & DEV INC	NMC 939113	NMC 939059
830	FG 56	09/09/06	HYCROFT RES & DEV INC	NMC 939114	NMC 939059
831	FG 57	09/09/06	HYCROFT RES & DEV INC	NMC 939115	NMC 939059
832	FG 58	09/09/06	HYCROFT RES & DEV INC	NMC 939116	NMC 939059

Hycroft Mine	Page 129
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

833	FG 59	09/09/06	HYCROFT RES & DEV INC	NMC 939117	NMC 939059
834	FG 60	09/09/06	HYCROFT RES & DEV INC	NMC 939118	NMC 939059
835	FG 61	09/09/06	HYCROFT RES & DEV INC	NMC 939119	NMC 939059
836	FG 62	09/09/06	HYCROFT RES & DEV INC	NMC 939120	NMC 939059
837	FG 63	09/09/06	HYCROFT RES & DEV INC	NMC 939121	NMC 939059
838	FG 64	09/09/06	HYCROFT RES & DEV INC	NMC 939122	NMC 939059
839	FG 65	09/09/06	HYCROFT RES & DEV INC	NMC 939123	NMC 939059
840	FG 66	09/09/06	HYCROFT RES & DEV INC	NMC 939124	NMC 939059
841	FG 67	09/09/06	HYCROFT RES & DEV INC	NMC 939125	NMC 939059
842	FG 68	09/09/06	HYCROFT RES & DEV INC	NMC 939126	NMC 939059
843	FG 69	09/09/06	HYCROFT RES & DEV INC	NMC 939127	NMC 939059
844	FG 70	09/02/06	HYCROFT RES & DEV INC	NMC 939128	NMC 939059
845	FG 71	09/02/06	HYCROFT RES & DEV INC	NMC 939129	NMC 939059
846	FG 72	09/02/06	HYCROFT RES & DEV INC	NMC 939130	NMC 939059
847	FG 73	09/02/06	HYCROFT RES & DEV INC	NMC 939131	NMC 939059
848	FG 74	09/02/06	HYCROFT RES & DEV INC	NMC 939132	NMC 939059
849	FG 75	09/02/06	HYCROFT RES & DEV INC	NMC 939133	NMC 939059
850	FG 76	09/02/06	HYCROFT RES & DEV INC	NMC 939134	NMC 939059
851	FG 77	09/02/06	HYCROFT RES & DEV INC	NMC 939135	NMC 939059
852	FG 78	09/02/06	HYCROFT RES & DEV INC	NMC 939136	NMC 939059
853	FG 79	09/02/06	HYCROFT RES & DEV INC	NMC 939137	NMC 939059
854	FG 80	09/02/06	HYCROFT RES & DEV INC	NMC 939138	NMC 939059
855	FG 81	09/02/06	HYCROFT RES & DEV INC	NMC 939139	NMC 939059
856	FG 82	09/08/06	HYCROFT RES & DEV INC	NMC 939140	NMC 939059
857	FG 84	09/08/06	HYCROFT RES & DEV INC	NMC 939141	NMC 939059
858	FG 85	09/09/06	HYCROFT RES & DEV INC	NMC 939142	NMC 939059
859	FG 86	09/09/06	HYCROFT RES & DEV INC	NMC 939143	NMC 939059
860	FG 87	09/09/06	HYCROFT RES & DEV INC	NMC 939144	NMC 939059
861	FG 88	09/09/06	HYCROFT RES & DEV INC	NMC 939145	NMC 939059
862	FG 89	09/09/06	HYCROFT RES & DEV INC	NMC 939146	NMC 939059
863	FG 90	09/09/06	HYCROFT RES & DEV INC	NMC 939147	NMC 939059
864	FG 91	09/09/06	HYCROFT RES & DEV INC	NMC 939148	NMC 939059
865	FG 92	09/09/06	HYCROFT RES & DEV INC	NMC 939149	NMC 939059
866	FG 93	09/09/06	HYCROFT RES & DEV INC	NMC 939150	NMC 939059
867	FG 94	09/09/06	HYCROFT RES & DEV INC	NMC 939151	NMC 939059
868	FG 95	09/09/06	HYCROFT RES & DEV INC	NMC 939152	NMC 939059
869	FG 96	09/09/06	HYCROFT RES & DEV INC	NMC 939153	NMC 939059
870	FG 97	09/09/06	HYCROFT RES & DEV INC	NMC 939154	NMC 939059
871	FG 98	09/09/06	HYCROFT RES & DEV INC	NMC 939155	NMC 939059
872	FG 99	09/02/06	HYCROFT RES & DEV INC	NMC 939156	NMC 939059
873	FG 100	09/02/06	HYCROFT RES & DEV INC	NMC 939157	NMC 939059
874	FG 101	09/02/06	HYCROFT RES & DEV INC	NMC 939158	NMC 939059
875	FG 102	09/02/06	HYCROFT RES & DEV INC	NMC 939159	NMC 939059
876	FG 103	09/02/06	HYCROFT RES & DEV INC	NMC 939160	NMC 939059

Hycroft Mine	Page 130
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

877	FG 104	09/02/06	HYCROFT RES & DEV INC	NMC 939161	NMC 939059
878	FG 105	09/02/06	HYCROFT RES & DEV INC	NMC 939162	NMC 939059
879	FG 106	09/02/06	HYCROFT RES & DEV INC	NMC 939163	NMC 939059
880	FG 107	09/02/06	HYCROFT RES & DEV INC	NMC 939164	NMC 939059
881	FG 108	09/02/06	HYCROFT RES & DEV INC	NMC 939165	NMC 939059
882	FG 109	09/02/06	HYCROFT RES & DEV INC	NMC 939166	NMC 939059
883	FG 110	09/02/06	HYCROFT RES & DEV INC	NMC 939167	NMC 939059
884	FG 111	09/02/06	HYCROFT RES & DEV INC	NMC 939168	NMC 939059
885	FG 112	09/02/06	HYCROFT RES & DEV INC	NMC 939169	NMC 939059
886	FG 113	09/08/06	HYCROFT RES & DEV INC	NMC 939170	NMC 939059
887	FG 114	09/08/06	HYCROFT RES & DEV INC	NMC 939171	NMC 939059
888	FG 115	09/08/06	HYCROFT RES & DEV INC	NMC 939172	NMC 939059
889	FG 116	09/08/06	HYCROFT RES & DEV INC	NMC 939173	NMC 939059
890	FG 121	09/09/06	HYCROFT RES & DEV INC	NMC 939174	NMC 939059
891	FG 122	09/09/06	HYCROFT RES & DEV INC	NMC 939175	NMC 939059
892	FG 123	09/09/06	HYCROFT RES & DEV INC	NMC 939176	NMC 939059
893	FG 124	09/09/06	HYCROFT RES & DEV INC	NMC 939177	NMC 939059
894	FG 125	09/09/06	HYCROFT RES & DEV INC	NMC 939178	NMC 939059
895	FG 126	09/09/06	HYCROFT RES & DEV INC	NMC 939179	NMC 939059
896	FG 127	09/09/06	HYCROFT RES & DEV INC	NMC 939180	NMC 939059
897	FG 130	09/11/06	HYCROFT RES & DEV INC	NMC 939181	NMC 939059
898	FG 131	09/11/06	HYCROFT RES & DEV INC	NMC 939182	NMC 939059
899	FG 132	09/11/06	HYCROFT RES & DEV INC	NMC 939183	NMC 939059
900	FG 133	09/11/06	HYCROFT RES & DEV INC	NMC 939184	NMC 939059
901	FG 134	09/11/06	HYCROFT RES & DEV INC	NMC 939185	NMC 939059
902	FG 135	09/11/06	HYCROFT RES & DEV INC	NMC 939186	NMC 939059
903	FG 136	09/11/06	HYCROFT RES & DEV INC	NMC 939187	NMC 939059
904	FG 137	09/02/06	HYCROFT RES & DEV INC	NMC 939188	NMC 939059
905	FG 138	09/02/06	HYCROFT RES & DEV INC	NMC 939189	NMC 939059
906	FG 139	09/02/06	HYCROFT RES & DEV INC	NMC 939190	NMC 939059
907	FG 140	09/02/06	HYCROFT RES & DEV INC	NMC 939191	NMC 939059
908	FG 141	09/02/06	HYCROFT RES & DEV INC	NMC 939192	NMC 939059
909	FG 142	09/02/06	HYCROFT RES & DEV INC	NMC 939193	NMC 939059
910	FG 143	09/02/06	HYCROFT RES & DEV INC	NMC 939194	NMC 939059
911	FG 144	09/02/06	HYCROFT RES & DEV INC	NMC 939195	NMC 939059
912	FG 145	09/02/06	HYCROFT RES & DEV INC	NMC 939196	NMC 939059
913	FG 146	09/02/06	HYCROFT RES & DEV INC	NMC 939197	NMC 939059
914	FG 147	09/02/06	HYCROFT RES & DEV INC	NMC 939198	NMC 939059
915	FG 148	09/02/06	HYCROFT RES & DEV INC	NMC 939199	NMC 939059
916	FG 149	09/02/06	HYCROFT RES & DEV INC	NMC 939200	NMC 939059
917	FG 150	09/02/06	HYCROFT RES & DEV INC	NMC 939201	NMC 939059
918	FG 151	09/02/06	HYCROFT RES & DEV INC	NMC 939202	NMC 939059
919	FG 152	09/02/06	HYCROFT RES & DEV INC	NMC 939203	NMC 939059
920	FG 153	09/02/06	HYCROFT RES & DEV INC	NMC 939204	NMC 939059

Hycroft Mine	Page 131
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

921	FG 154	09/02/06	HYCROFT RES & DEV INC	NMC 939205	NMC 939059
922	FG 155	09/02/06	HYCROFT RES & DEV INC	NMC 939206	NMC 939059
923	FG 156	09/08/06	HYCROFT RES & DEV INC	NMC 939207	NMC 939059
924	FG 157	09/08/06	HYCROFT RES & DEV INC	NMC 939208	NMC 939059
925	FG 158	09/08/06	HYCROFT RES & DEV INC	NMC 939209	NMC 939059
926	FG 159	09/08/06	HYCROFT RES & DEV INC	NMC 939210	NMC 939059
927	FG 160	09/08/06	HYCROFT RES & DEV INC	NMC 939211	NMC 939059
928	FG 161	09/08/06	HYCROFT RES & DEV INC	NMC 939212	NMC 939059
929	FG 162	09/08/06	HYCROFT RES & DEV INC	NMC 939213	NMC 939059
930	FG 164	09/08/06	HYCROFT RES & DEV INC	NMC 939214	NMC 939059
931	FG 165	09/08/06	HYCROFT RES & DEV INC	NMC 939215	NMC 939059
932	FG 166	09/08/06	HYCROFT RES & DEV INC	NMC 939216	NMC 939059
933	FG 167	09/08/06	HYCROFT RES & DEV INC	NMC 939217	NMC 939059
934	FG 173	09/11/06	HYCROFT RES & DEV INC	NMC 939218	NMC 939059
935	FG 174	09/11/06	HYCROFT RES & DEV INC	NMC 939219	NMC 939059
936	FG 175	09/11/06	HYCROFT RES & DEV INC	NMC 939220	NMC 939059
937	FG 176	09/11/06	HYCROFT RES & DEV INC	NMC 939221	NMC 939059
938	FG 177	09/11/06	HYCROFT RES & DEV INC	NMC 939222	NMC 939059
939	FG 178	09/11/06	HYCROFT RES & DEV INC	NMC 939223	NMC 939059
940	FG 179	09/11/06	HYCROFT RES & DEV INC	NMC 939224	NMC 939059
941	FG 180	09/02/06	HYCROFT RES & DEV INC	NMC 939225	NMC 939059
942	FG 181	09/02/06	HYCROFT RES & DEV INC	NMC 939226	NMC 939059
943	FG 182	09/02/06	HYCROFT RES & DEV INC	NMC 939227	NMC 939059
944	FG 183	09/02/06	HYCROFT RES & DEV INC	NMC 939228	NMC 939059
945	FG 184	09/02/06	HYCROFT RES & DEV INC	NMC 939229	NMC 939059
946	FG 185	09/02/06	HYCROFT RES & DEV INC	NMC 939230	NMC 939059
947	FG 186	09/02/06	HYCROFT RES & DEV INC	NMC 939231	NMC 939059
948	FG 187	09/02/06	HYCROFT RES & DEV INC	NMC 939232	NMC 939059
949	FG 188	09/02/06	HYCROFT RES & DEV INC	NMC 939233	NMC 939059
950	FG 189	09/02/06	HYCROFT RES & DEV INC	NMC 939234	NMC 939059
951	FG 190	09/02/06	HYCROFT RES & DEV INC	NMC 939235	NMC 939059
952	FG 191	09/02/06	HYCROFT RES & DEV INC	NMC 939236	NMC 939059
953	FG 192	09/02/06	HYCROFT RES & DEV INC	NMC 939237	NMC 939059
954	FG 193	09/02/06	HYCROFT RES & DEV INC	NMC 939238	NMC 939059
955	FG 194	09/02/06	HYCROFT RES & DEV INC	NMC 939239	NMC 939059
956	FG 195	09/02/06	HYCROFT RES & DEV INC	NMC 939240	NMC 939059
957	FG 196	09/02/06	HYCROFT RES & DEV INC	NMC 939241	NMC 939059
958	FG 197	09/02/06	HYCROFT RES & DEV INC	NMC 939242	NMC 939059
959	FG 198	09/08/06	HYCROFT RES & DEV INC	NMC 939243	NMC 939059
960	FG 199	09/08/06	HYCROFT RES & DEV INC	NMC 939244	NMC 939059
961	FG 200	09/08/06	HYCROFT RES & DEV INC	NMC 939245	NMC 939059
962	FG 201	09/08/06	HYCROFT RES & DEV INC	NMC 939246	NMC 939059
963	FG 202	09/08/06	HYCROFT RES & DEV INC	NMC 939247	NMC 939059
964	FG 215	09/11/06	HYCROFT RES & DEV INC	NMC 939248	NMC 939059

Hycroft Mine	Page 132
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

965	FG 216	09/11/06	HYCROFT RES & DEV INC	NMC 939249	NMC 939059
966	FG 217	09/11/06	HYCROFT RES & DEV INC	NMC 939250	NMC 939059
967	FG 218	09/11/06	HYCROFT RES & DEV INC	NMC 939251	NMC 939059
968	FG 219	09/11/06	HYCROFT RES & DEV INC	NMC 939252	NMC 939059
969	FG 220	09/11/06	HYCROFT RES & DEV INC	NMC 939253	NMC 939059
970	FG 221	09/11/06	HYCROFT RES & DEV INC	NMC 939254	NMC 939059
971	FG 222	09/11/06	HYCROFT RES & DEV INC	NMC 939255	NMC 939059
972	FG 223	09/05/06	HYCROFT RES & DEV INC	NMC 939256	NMC 939059
973	FG 224	09/05/06	HYCROFT RES & DEV INC	NMC 939257	NMC 939059
974	FG 225	09/05/06	HYCROFT RES & DEV INC	NMC 939258	NMC 939059
975	FG 226	09/05/06	HYCROFT RES & DEV INC	NMC 939259	NMC 939059
976	FG 227	09/02/06	HYCROFT RES & DEV INC	NMC 939260	NMC 939059
977	FG 228	09/02/06	HYCROFT RES & DEV INC	NMC 939261	NMC 939059
978	FG 229	09/02/06	HYCROFT RES & DEV INC	NMC 939262	NMC 939059
979	FG 230	09/02/06	HYCROFT RES & DEV INC	NMC 939263	NMC 939059
980	FG 231	09/02/06	HYCROFT RES & DEV INC	NMC 939264	NMC 939059
981	FG 232	09/02/06	HYCROFT RES & DEV INC	NMC 939265	NMC 939059
982	FG 233	09/02/06	HYCROFT RES & DEV INC	NMC 939266	NMC 939059
983	FG 234	09/02/06	HYCROFT RES & DEV INC	NMC 939267	NMC 939059
984	FG 235	09/02/06	HYCROFT RES & DEV INC	NMC 939268	NMC 939059
985	FG 236	09/02/06	HYCROFT RES & DEV INC	NMC 939269	NMC 939059
986	FG 237	09/02/06	HYCROFT RES & DEV INC	NMC 939270	NMC 939059
987	FG 238	09/02/06	HYCROFT RES & DEV INC	NMC 939271	NMC 939059
988	FG 239	09/02/06	HYCROFT RES & DEV INC	NMC 939272	NMC 939059
989	FG 240	09/02/06	HYCROFT RES & DEV INC	NMC 939273	NMC 939059
990	FG 241	09/02/06	HYCROFT RES & DEV INC	NMC 939274	NMC 939059
991	FG 242	09/02/06	HYCROFT RES & DEV INC	NMC 939275	NMC 939059
992	FG 243	09/02/06	HYCROFT RES & DEV INC	NMC 939276	NMC 939059
993	FG 244	09/02/06	HYCROFT RES & DEV INC	NMC 939277	NMC 939059
994	FG 245	09/08/06	HYCROFT RES & DEV INC	NMC 939278	NMC 939059
995	FG 246	09/08/06	HYCROFT RES & DEV INC	NMC 939279	NMC 939059
996	FG 247	09/08/06	HYCROFT RES & DEV INC	NMC 939280	NMC 939059
997	FG 248	09/08/06	HYCROFT RES & DEV INC	NMC 939281	NMC 939059
998	FG 249	09/08/06	HYCROFT RES & DEV INC	NMC 939282	NMC 939059
999	FG 262	09/11/06	HYCROFT RES & DEV INC	NMC 939283	NMC 939059
1000	FG 263	09/11/06	HYCROFT RES & DEV INC	NMC 939284	NMC 939059
1001	FG 264	09/11/06	HYCROFT RES & DEV INC	NMC 939285	NMC 939059
1002	FG 265	09/11/06	HYCROFT RES & DEV INC	NMC 939286	NMC 939059
1003	FG 266	09/11/06	HYCROFT RES & DEV INC	NMC 939287	NMC 939059
1004	FG 267	09/11/06	HYCROFT RES & DEV INC	NMC 939288	NMC 939059
1005	FG 268	09/11/06	HYCROFT RES & DEV INC	NMC 939289	NMC 939059
1006	FG 269	09/11/06	HYCROFT RES & DEV INC	NMC 939290	NMC 939059
1007	FG 270	09/01/06	HYCROFT RES & DEV INC	NMC 939291	NMC 939059
1008	FG 271	09/01/06	HYCROFT RES & DEV INC	NMC 939292	NMC 939059

Hycroft Mine	Page 133
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1009	FG 272	09/01/06	HYCROFT RES & DEV INC	NMC 939293	NMC 939059
1010	FG 273	09/01/06	HYCROFT RES & DEV INC	NMC 939294	NMC 939059
1011	FG 274	09/01/06	HYCROFT RES & DEV INC	NMC 939295	NMC 939059
1012	FG 275	09/01/06	HYCROFT RES & DEV INC	NMC 939296	NMC 939059
1013	FG 276	09/01/06	HYCROFT RES & DEV INC	NMC 939297	NMC 939059
1014	FG 277	09/01/06	HYCROFT RES & DEV INC	NMC 939298	NMC 939059
1015	FG 278	09/01/06	HYCROFT RES & DEV INC	NMC 939299	NMC 939059
1016	FG 279	09/01/06	HYCROFT RES & DEV INC	NMC 939300	NMC 939059
1017	FG 280	09/01/06	HYCROFT RES & DEV INC	NMC 939301	NMC 939059
1018	FG 281	09/01/06	HYCROFT RES & DEV INC	NMC 939302	NMC 939059
1019	FG 282	09/01/06	HYCROFT RES & DEV INC	NMC 939303	NMC 939059
1020	FG 283	09/01/06	HYCROFT RES & DEV INC	NMC 939304	NMC 939059
1021	FG 284	09/01/06	HYCROFT RES & DEV INC	NMC 939305	NMC 939059
1022	FG 285	09/01/06	HYCROFT RES & DEV INC	NMC 939306	NMC 939059
1023	FG 286	09/01/06	HYCROFT RES & DEV INC	NMC 939307	NMC 939059
1024	FG 287	09/01/06	HYCROFT RES & DEV INC	NMC 939308	NMC 939059
1025	FG 288	09/01/06	HYCROFT RES & DEV INC	NMC 939309	NMC 939059
1026	FG 289	09/01/06	HYCROFT RES & DEV INC	NMC 939310	NMC 939059
1027	FG 290	09/01/06	HYCROFT RES & DEV INC	NMC 939311	NMC 939059
1028	FG 291	09/01/06	HYCROFT RES & DEV INC	NMC 939312	NMC 939059
1029	FG 292	09/01/06	HYCROFT RES & DEV INC	NMC 939313	NMC 939059
1030	FG 293	09/01/06	HYCROFT RES & DEV INC	NMC 939314	NMC 939059
1031	FG 294	09/10/06	HYCROFT RES & DEV INC	NMC 939315	NMC 939059
1032	FG 295	09/10/06	HYCROFT RES & DEV INC	NMC 939316	NMC 939059
1033	FG 296	09/10/06	HYCROFT RES & DEV INC	NMC 939317	NMC 939059
1034	FG 297	09/10/06	HYCROFT RES & DEV INC	NMC 939318	NMC 939059
1035	FG 298	09/10/06	HYCROFT RES & DEV INC	NMC 939319	NMC 939059
1036	FG 299	09/10/06	HYCROFT RES & DEV INC	NMC 939320	NMC 939059
1037	FG 300	09/10/06	HYCROFT RES & DEV INC	NMC 939321	NMC 939059
1038	FG 301	09/10/06	HYCROFT RES & DEV INC	NMC 939322	NMC 939059
1039	FG 302	09/10/06	HYCROFT RES & DEV INC	NMC 939323	NMC 939059
1040	FG 311	09/10/06	HYCROFT RES & DEV INC	NMC 939324	NMC 939059
1041	FG 312	09/10/06	HYCROFT RES & DEV INC	NMC 939325	NMC 939059
1042	FG 313	09/10/06	HYCROFT RES & DEV INC	NMC 939326	NMC 939059
1043	FG 314	09/10/06	HYCROFT RES & DEV INC	NMC 939327	NMC 939059
1044	FG 315	09/10/06	HYCROFT RES & DEV INC	NMC 939328	NMC 939059
1045	FG 316	09/10/06	HYCROFT RES & DEV INC	NMC 939329	NMC 939059
1046	FG 317	09/10/06	HYCROFT RES & DEV INC	NMC 939330	NMC 939059
1047	FG 318	09/10/06	HYCROFT RES & DEV INC	NMC 939331	NMC 939059
1048	FG 319	09/01/06	HYCROFT RES & DEV INC	NMC 939332	NMC 939059
1049	FG 320	09/01/06	HYCROFT RES & DEV INC	NMC 939333	NMC 939059
1050	FG 321	09/01/06	HYCROFT RES & DEV INC	NMC 939334	NMC 939059
1051	FG 322	09/01/06	HYCROFT RES & DEV INC	NMC 939335	NMC 939059
1052	FG 323	09/01/06	HYCROFT RES & DEV INC	NMC 939336	NMC 939059

Hycroft Mine	Page 134
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1053	FG 324	09/01/06	HYCROFT RES & DEV INC	NMC 939337	NMC 939059
1054	FG 325	09/01/06	HYCROFT RES & DEV INC	NMC 939338	NMC 939059
1055	FG 326	09/01/06	HYCROFT RES & DEV INC	NMC 939339	NMC 939059
1056	FG 327	09/01/06	HYCROFT RES & DEV INC	NMC 939340	NMC 939059
1057	FG 328	09/01/06	HYCROFT RES & DEV INC	NMC 939341	NMC 939059
1058	FG 329	09/01/06	HYCROFT RES & DEV INC	NMC 939342	NMC 939059
1059	FG 330	09/01/06	HYCROFT RES & DEV INC	NMC 939343	NMC 939059
1060	FG 331	09/01/06	HYCROFT RES & DEV INC	NMC 939344	NMC 939059
1061	FG 332	09/01/06	HYCROFT RES & DEV INC	NMC 939345	NMC 939059
1062	FG 333	09/01/06	HYCROFT RES & DEV INC	NMC 939346	NMC 939059
1063	FG 334	09/01/06	HYCROFT RES & DEV INC	NMC 939347	NMC 939059
1064	FG 335	09/01/06	HYCROFT RES & DEV INC	NMC 939348	NMC 939059
1065	FG 336	09/01/06	HYCROFT RES & DEV INC	NMC 939349	NMC 939059
1066	FG 337	09/01/06	HYCROFT RES & DEV INC	NMC 939350	NMC 939059
1067	FG 338	09/01/06	HYCROFT RES & DEV INC	NMC 939351	NMC 939059
1068	FG 339	09/01/06	HYCROFT RES & DEV INC	NMC 939352	NMC 939059
1069	FG 340	09/01/06	HYCROFT RES & DEV INC	NMC 939353	NMC 939059
1070	FG 341	09/01/06	HYCROFT RES & DEV INC	NMC 939354	NMC 939059
1071	FG 342	09/01/06	HYCROFT RES & DEV INC	NMC 939355	NMC 939059
1072	FG 343	09/10/06	HYCROFT RES & DEV INC	NMC 939356	NMC 939059
1073	FG 344	09/10/06	HYCROFT RES & DEV INC	NMC 939357	NMC 939059
1074	FG 345	09/10/06	HYCROFT RES & DEV INC	NMC 939358	NMC 939059
1075	FG 346	09/10/06	HYCROFT RES & DEV INC	NMC 939359	NMC 939059
1076	FG 347	09/10/06	HYCROFT RES & DEV INC	NMC 939360	NMC 939059
1077	FG 348	09/10/06	HYCROFT RES & DEV INC	NMC 939361	NMC 939059
1078	FG 349	09/10/06	HYCROFT RES & DEV INC	NMC 939362	NMC 939059
1079	FG 350	09/10/06	HYCROFT RES & DEV INC	NMC 939363	NMC 939059
1080	FG 351	09/10/06	HYCROFT RES & DEV INC	NMC 939364	NMC 939059
1081	FG 360	09/10/06	HYCROFT RES & DEV INC	NMC 939365	NMC 939059
1082	FG 361	09/10/06	HYCROFT RES & DEV INC	NMC 939366	NMC 939059
1083	FG 362	09/10/06	HYCROFT RES & DEV INC	NMC 939367	NMC 939059
1084	FG 363	09/10/06	HYCROFT RES & DEV INC	NMC 939368	NMC 939059
1085	FG 364	09/10/06	HYCROFT RES & DEV INC	NMC 939369	NMC 939059
1086	FG 365	09/10/06	HYCROFT RES & DEV INC	NMC 939370	NMC 939059
1087	FG 366	09/10/06	HYCROFT RES & DEV INC	NMC 939371	NMC 939059
1088	FG 367	09/10/06	HYCROFT RES & DEV INC	NMC 939372	NMC 939059
1089	FG 368	09/01/06	HYCROFT RES & DEV INC	NMC 939373	NMC 939059
1090	FG 369	09/01/06	HYCROFT RES & DEV INC	NMC 939374	NMC 939059
1091	FG 370	09/01/06	HYCROFT RES & DEV INC	NMC 939375	NMC 939059
1092	FG 371	09/01/06	HYCROFT RES & DEV INC	NMC 939376	NMC 939059
1093	FG 372	09/01/06	HYCROFT RES & DEV INC	NMC 939377	NMC 939059
1094	FG 373	09/01/06	HYCROFT RES & DEV INC	NMC 939378	NMC 939059
1095	FG 374	09/01/06	HYCROFT RES & DEV INC	NMC 939379	NMC 939059
1096	FG 375	09/01/06	HYCROFT RES & DEV INC	NMC 939380	NMC 939059

Hycroft Mine	Page 135
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1097	FG 376	09/01/06	HYCROFT RES & DEV INC	NMC 939381	NMC 939059
1098	FG 377	09/01/06	HYCROFT RES & DEV INC	NMC 939382	NMC 939059
1099	FG 378	09/01/06	HYCROFT RES & DEV INC	NMC 939383	NMC 939059
1100	FG 379	09/01/06	HYCROFT RES & DEV INC	NMC 939384	NMC 939059
1101	FG 380	09/01/06	HYCROFT RES & DEV INC	NMC 939385	NMC 939059
1102	FG 381	09/01/06	HYCROFT RES & DEV INC	NMC 939386	NMC 939059
1103	FG 382	09/01/06	HYCROFT RES & DEV INC	NMC 939387	NMC 939059
1104	FG 383	09/01/06	HYCROFT RES & DEV INC	NMC 939388	NMC 939059
1105	FG 384	09/01/06	HYCROFT RES & DEV INC	NMC 939389	NMC 939059
1106	FG 385	09/01/06	HYCROFT RES & DEV INC	NMC 939390	NMC 939059
1107	FG 386	09/01/06	HYCROFT RES & DEV INC	NMC 939391	NMC 939059
1108	FG 387	09/01/06	HYCROFT RES & DEV INC	NMC 939392	NMC 939059
1109	FG 388	09/01/06	HYCROFT RES & DEV INC	NMC 939393	NMC 939059
1110	FG 389	09/01/06	HYCROFT RES & DEV INC	NMC 939394	NMC 939059
1111	FG 390	09/01/06	HYCROFT RES & DEV INC	NMC 939395	NMC 939059
1112	FG 391	09/01/06	HYCROFT RES & DEV INC	NMC 939396	NMC 939059
1113	FG 392	09/01/06	HYCROFT RES & DEV INC	NMC 939397	NMC 939059
1114	FG 393	09/01/06	HYCROFT RES & DEV INC	NMC 939398	NMC 939059
1115	FG 394	09/01/06	HYCROFT RES & DEV INC	NMC 939399	NMC 939059
1116	FG 395	09/01/06	HYCROFT RES & DEV INC	NMC 939400	NMC 939059
1117	FG 396	09/10/06	HYCROFT RES & DEV INC	NMC 939401	NMC 939059
1118	FG 397	09/10/06	HYCROFT RES & DEV INC	NMC 939402	NMC 939059
1119	FG 398	09/10/06	HYCROFT RES & DEV INC	NMC 939403	NMC 939059
1120	FG 399	09/10/06	HYCROFT RES & DEV INC	NMC 939404	NMC 939059
1121	FG 400	09/10/06	HYCROFT RES & DEV INC	NMC 939405	NMC 939059
1122	FG 401	09/10/06	HYCROFT RES & DEV INC	NMC 939406	NMC 939059
1123	FG 402	09/10/06	HYCROFT RES & DEV INC	NMC 939407	NMC 939059
1124	FG 403	09/10/06	HYCROFT RES & DEV INC	NMC 939408	NMC 939059
1125	FG 404	09/10/06	HYCROFT RES & DEV INC	NMC 939409	NMC 939059
1126	FG 405	09/10/06	HYCROFT RES & DEV INC	NMC 939410	NMC 939059
1127	FG 406	09/10/06	HYCROFT RES & DEV INC	NMC 939411	NMC 939059
1128	FG 407	09/10/06	HYCROFT RES & DEV INC	NMC 939412	NMC 939059
1129	FG 408	09/10/06	HYCROFT RES & DEV INC	NMC 939413	NMC 939059
1130	FG 409	09/10/06	HYCROFT RES & DEV INC	NMC 939414	NMC 939059
1131	FG 410	09/10/06	HYCROFT RES & DEV INC	NMC 939415	NMC 939059
1132	FG 411	09/10/06	HYCROFT RES & DEV INC	NMC 939416	NMC 939059
1133	FG 412	09/10/06	HYCROFT RES & DEV INC	NMC 939417	NMC 939059
1134	FG 413	09/10/06	HYCROFT RES & DEV INC	NMC 939418	NMC 939059
1135	FG 414	09/10/06	HYCROFT RES & DEV INC	NMC 939419	NMC 939059
1136	FG 415	09/10/06	HYCROFT RES & DEV INC	NMC 939420	NMC 939059
1137	FG 416	09/10/06	HYCROFT RES & DEV INC	NMC 939421	NMC 939059
1138	FG 417	09/10/06	HYCROFT RES & DEV INC	NMC 939422	NMC 939059
1139	FG 418	09/10/06	HYCROFT RES & DEV INC	NMC 939423	NMC 939059
1140	FG 419	09/10/06	HYCROFT RES & DEV INC	NMC 939424	NMC 939059

Hycroft Mine	Page 136
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1141	FG 420	09/10/06	HYCROFT RES & DEV INC	NMC 939425	NMC 939059
1142	FG 421	09/01/06	HYCROFT RES & DEV INC	NMC 939426	NMC 939059
1143	FG 422	09/01/06	HYCROFT RES & DEV INC	NMC 939427	NMC 939059
1144	FG 423	09/01/06	HYCROFT RES & DEV INC	NMC 939428	NMC 939059
1145	FG 424	09/01/06	HYCROFT RES & DEV INC	NMC 939429	NMC 939059
1146	FG 425	09/01/06	HYCROFT RES & DEV INC	NMC 939430	NMC 939059
1147	FG 426	09/01/06	HYCROFT RES & DEV INC	NMC 939431	NMC 939059
1148	FG 427	09/01/06	HYCROFT RES & DEV INC	NMC 939432	NMC 939059
1149	FG 428	09/01/06	HYCROFT RES & DEV INC	NMC 939433	NMC 939059
1150	FG 429	09/01/06	HYCROFT RES & DEV INC	NMC 939434	NMC 939059
1151	FG 430	09/01/06	HYCROFT RES & DEV INC	NMC 939435	NMC 939059
1152	FG 431	09/01/06	HYCROFT RES & DEV INC	NMC 939436	NMC 939059
1153	FG 432	09/01/06	HYCROFT RES & DEV INC	NMC 939437	NMC 939059
1154	FG 433	09/01/06	HYCROFT RES & DEV INC	NMC 939438	NMC 939059
1155	FG 434	09/01/06	HYCROFT RES & DEV INC	NMC 939439	NMC 939059
1156	FG 435	09/01/06	HYCROFT RES & DEV INC	NMC 939440	NMC 939059
1157	FG 436	09/01/06	HYCROFT RES & DEV INC	NMC 939441	NMC 939059
1158	FG 437	09/01/06	HYCROFT RES & DEV INC	NMC 939442	NMC 939059
1159	FG 438	09/01/06	HYCROFT RES & DEV INC	NMC 939443	NMC 939059
1160	FG 439	09/01/06	HYCROFT RES & DEV INC	NMC 939444	NMC 939059
1161	FG 440	09/01/06	HYCROFT RES & DEV INC	NMC 939445	NMC 939059
1162	FG 441	09/01/06	HYCROFT RES & DEV INC	NMC 939446	NMC 939059
1163	FG 442	09/01/06	HYCROFT RES & DEV INC	NMC 939447	NMC 939059
1164	FG 443	09/01/06	HYCROFT RES & DEV INC	NMC 939448	NMC 939059
1165	FG 444	09/01/06	HYCROFT RES & DEV INC	NMC 939449	NMC 939059
1166	FG 445	09/01/06	HYCROFT RES & DEV INC	NMC 939450	NMC 939059
1167	FG 446	09/01/06	HYCROFT RES & DEV INC	NMC 939451	NMC 939059
1168	FG 447	09/01/06	HYCROFT RES & DEV INC	NMC 939452	NMC 939059
1169	FG 448	09/01/06	HYCROFT RES & DEV INC	NMC 939453	NMC 939059
1170	FG 449	09/01/06	HYCROFT RES & DEV INC	NMC 939454	NMC 939059
1171	FG 450	09/01/06	HYCROFT RES & DEV INC	NMC 939455	NMC 939059
1172	FG 451	09/01/06	HYCROFT RES & DEV INC	NMC 939456	NMC 939059
1173	FG 452	09/10/06	HYCROFT RES & DEV INC	NMC 939457	NMC 939059
1174	FG 453	09/10/06	HYCROFT RES & DEV INC	NMC 939458	NMC 939059
1175	FG 454	09/10/06	HYCROFT RES & DEV INC	NMC 939459	NMC 939059
1176	FG 455	09/10/06	HYCROFT RES & DEV INC	NMC 939460	NMC 939059
1177	FG 456	09/10/06	HYCROFT RES & DEV INC	NMC 939461	NMC 939059
1178	FG 457	09/10/06	HYCROFT RES & DEV INC	NMC 939462	NMC 939059
1179	FG 458	09/10/06	HYCROFT RES & DEV INC	NMC 939463	NMC 939059
1180	FG 459	09/10/06	HYCROFT RES & DEV INC	NMC 939464	NMC 939059
1181	FG 460	09/10/06	HYCROFT RES & DEV INC	NMC 939465	NMC 939059
1182	FG 461	09/10/06	HYCROFT RES & DEV INC	NMC 939466	NMC 939059
1183	FG 462	09/10/06	HYCROFT RES & DEV INC	NMC 939467	NMC 939059
1184	FG 463	09/10/06	HYCROFT RES & DEV INC	NMC 939468	NMC 939059

Hycroft Mine	Page 137
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1185	FG 464	09/10/06	HYCROFT RES & DEV INC	NMC 939469	NMC 939059
1186	FG 465	09/10/06	HYCROFT RES & DEV INC	NMC 939470	NMC 939059
1187	FG 466	09/10/06	HYCROFT RES & DEV INC	NMC 939471	NMC 939059
1188	FG 467	09/10/06	HYCROFT RES & DEV INC	NMC 939472	NMC 939059
1189	FG 468	09/10/06	HYCROFT RES & DEV INC	NMC 939473	NMC 939059
1190	FG 469	09/10/06	HYCROFT RES & DEV INC	NMC 939474	NMC 939059
1191	FG 470	09/10/06	HYCROFT RES & DEV INC	NMC 939475	NMC 939059
1192	FG 471	09/10/06	HYCROFT RES & DEV INC	NMC 939476	NMC 939059
1193	FG 472	09/10/06	HYCROFT RES & DEV INC	NMC 939477	NMC 939059
1194	FG 473	09/10/06	HYCROFT RES & DEV INC	NMC 939478	NMC 939059
1195	FG 474	09/10/06	HYCROFT RES & DEV INC	NMC 939479	NMC 939059
1196	FG 475	09/10/06	HYCROFT RES & DEV INC	NMC 939480	NMC 939059
1197	FG 476	09/10/06	HYCROFT RES & DEV INC	NMC 939481	NMC 939059
1198	FG 477	09/11/06	HYCROFT RES & DEV INC	NMC 939482	NMC 939059
1199	FG 478	09/11/06	HYCROFT RES & DEV INC	NMC 939483	NMC 939059
1200	FG 479	09/11/06	HYCROFT RES & DEV INC	NMC 939484	NMC 939059
1201	FG 480	09/11/06	HYCROFT RES & DEV INC	NMC 939485	NMC 939059
1202	FG 481	09/11/06	HYCROFT RES & DEV INC	NMC 939486	NMC 939059
1203	FG 482	09/11/06	HYCROFT RES & DEV INC	NMC 939487	NMC 939059
1204	FG 483	09/11/06	HYCROFT RES & DEV INC	NMC 939488	NMC 939059
1205	FG 484	09/11/06	HYCROFT RES & DEV INC	NMC 939489	NMC 939059
1206	FG 485	09/11/06	HYCROFT RES & DEV INC	NMC 939490	NMC 939059
1207	FG 486	09/11/06	HYCROFT RES & DEV INC	NMC 939491	NMC 939059
1208	FG 487	09/11/06	HYCROFT RES & DEV INC	NMC 939492	NMC 939059
1209	FG 488	09/11/06	HYCROFT RES & DEV INC	NMC 939493	NMC 939059
1210	FG 489	09/11/06	HYCROFT RES & DEV INC	NMC 939494	NMC 939059
1211	FG 490	09/11/06	HYCROFT RES & DEV INC	NMC 939495	NMC 939059
1212	FG 491	09/09/06	HYCROFT RES & DEV INC	NMC 939496	NMC 939059
1213	FG 492	09/11/06	HYCROFT RES & DEV INC	NMC 939497	NMC 939059
1214	FG 493	09/11/06	HYCROFT RES & DEV INC	NMC 939498	NMC 939059
1215	FG 494	09/11/06	HYCROFT RES & DEV INC	NMC 939499	NMC 939059
1216	FG 495	09/11/06	HYCROFT RES & DEV INC	NMC 939500	NMC 939059
1217	FG 496	09/09/06	HYCROFT RES & DEV INC	NMC 939501	NMC 939059
1218	FG 497	09/11/06	HYCROFT RES & DEV INC	NMC 939502	NMC 939059
1219	FG 498	09/11/06	HYCROFT RES & DEV INC	NMC 939503	NMC 939059
1220	FG 499	09/11/06	HYCROFT RES & DEV INC	NMC 939504	NMC 939059
1221	FG 500	09/11/06	HYCROFT RES & DEV INC	NMC 939505	NMC 939059
1222	NFG 1	10/10/06	HYCROFT RES & DEV INC	NMC 939506	NMC 939059
1223	NFG 2	10/10/06	HYCROFT RES & DEV INC	NMC 939507	NMC 939059
1224	NFG 3	10/10/06	HYCROFT RES & DEV INC	NMC 939508	NMC 939059
1225	NFG 4	10/10/06	HYCROFT RES & DEV INC	NMC 939509	NMC 939059
1226	NFG 5	10/10/06	HYCROFT RES & DEV INC	NMC 939510	NMC 939059
1227	NFG 6	10/10/06	HYCROFT RES & DEV INC	NMC 939511	NMC 939059
1228	NFG 7	10/10/06	HYCROFT RES & DEV INC	NMC 939512	NMC 939059

Hycroft Mine	Page 138
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1229	NFG 8	10/10/06	HYCROFT RES & DEV INC	NMC 939513	NMC 939059
1230	NFG 9	10/10/06	HYCROFT RES & DEV INC	NMC 939514	NMC 939059
1231	NFG 10	10/10/06	HYCROFT RES & DEV INC	NMC 939515	NMC 939059
1232	NFG 11	10/10/06	HYCROFT RES & DEV INC	NMC 939516	NMC 939059
1233	NFG 12	10/10/06	HYCROFT RES & DEV INC	NMC 939517	NMC 939059
1234	NFG 13	10/10/06	HYCROFT RES & DEV INC	NMC 939518	NMC 939059
1235	NFG 14	10/10/06	HYCROFT RES & DEV INC	NMC 939519	NMC 939059
1236	NFG 15	10/10/06	HYCROFT RES & DEV INC	NMC 939520	NMC 939059
1237	NFG 16	10/10/06	HYCROFT RES & DEV INC	NMC 939521	NMC 939059
1238	NFG 17	10/10/06	HYCROFT RES & DEV INC	NMC 939522	NMC 939059
1239	NFG 18	10/10/06	HYCROFT RES & DEV INC	NMC 939523	NMC 939059
1240	NFG 19	10/10/06	HYCROFT RES & DEV INC	NMC 939524	NMC 939059
1241	NFG 20	10/10/06	HYCROFT RES & DEV INC	NMC 939525	NMC 939059
1242	NFG 21	10/10/06	HYCROFT RES & DEV INC	NMC 939526	NMC 939059
1243	NFG 22	10/10/06	HYCROFT RES & DEV INC	NMC 939527	NMC 939059
1244	NFG 23	10/10/06	HYCROFT RES & DEV INC	NMC 939528	NMC 939059
1245	NFG 24	10/10/06	HYCROFT RES & DEV INC	NMC 939529	NMC 939059
1246	NFG 25	10/10/06	HYCROFT RES & DEV INC	NMC 939530	NMC 939059
1247	NFG 26	10/10/06	HYCROFT RES & DEV INC	NMC 939531	NMC 939059
1248	NFG 27	10/10/06	HYCROFT RES & DEV INC	NMC 939532	NMC 939059
1249	NFG 28	10/10/06	HYCROFT RES & DEV INC	NMC 939533	NMC 939059
1250	NFG 29	10/10/06	HYCROFT RES & DEV INC	NMC 939534	NMC 939059
1251	NFG 30	10/10/06	HYCROFT RES & DEV INC	NMC 939535	NMC 939059
1252	NFG 31	10/10/06	HYCROFT RES & DEV INC	NMC 939536	NMC 939059
1253	NFG 32	10/10/06	HYCROFT RES & DEV INC	NMC 939537	NMC 939059
1254	NFG 33	10/10/06	HYCROFT RES & DEV INC	NMC 939538	NMC 939059
1255	NFG 34	10/10/06	HYCROFT RES & DEV INC	NMC 939539	NMC 939059
1256	NFG 35	10/10/06	HYCROFT RES & DEV INC	NMC 939540	NMC 939059
1257	NFG 36	10/10/06	HYCROFT RES & DEV INC	NMC 939541	NMC 939059
1258	NFG 37	10/10/06	HYCROFT RES & DEV INC	NMC 939542	NMC 939059
1259	NFG 38	10/10/06	HYCROFT RES & DEV INC	NMC 939543	NMC 939059
1260	NFG 39	10/10/06	HYCROFT RES & DEV INC	NMC 939544	NMC 939059
1261	NFG 40	10/10/06	HYCROFT RES & DEV INC	NMC 939545	NMC 939059
1262	NFG 41	10/10/06	HYCROFT RES & DEV INC	NMC 939546	NMC 939059
1263	NFG 42	10/10/06	HYCROFT RES & DEV INC	NMC 939547	NMC 939059
1264	NFG 43	10/10/06	HYCROFT RES & DEV INC	NMC 939548	NMC 939059
1265	NFG 44	10/10/06	HYCROFT RES & DEV INC	NMC 939549	NMC 939059
1266	NFG 45	10/10/06	HYCROFT RES & DEV INC	NMC 939550	NMC 939059
1267	NFG 46	10/10/06	HYCROFT RES & DEV INC	NMC 939551	NMC 939059
1268	NFG 47	10/10/06	HYCROFT RES & DEV INC	NMC 939552	NMC 939059
1269	NFG 48	10/10/06	HYCROFT RES & DEV INC	NMC 939553	NMC 939059
1270	NFG 49	10/10/06	HYCROFT RES & DEV INC	NMC 939554	NMC 939059
1271	NFG 50	10/10/06	HYCROFT RES & DEV INC	NMC 939555	NMC 939059
1272	NFG 51	10/10/06	HYCROFT RES & DEV INC	NMC 939556	NMC 939059

Hycroft Mine	Page 139
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1273	NFG 52	10/10/06	HYCROFT RES & DEV INC	NMC 939557	NMC 939059
1274	NFG 53	10/10/06	HYCROFT RES & DEV INC	NMC 939558	NMC 939059
1275	NFG 54	10/10/06	HYCROFT RES & DEV INC	NMC 939559	NMC 939059
1276	NFG 55	10/10/06	HYCROFT RES & DEV INC	NMC 939560	NMC 939059
1277	NFG 56	10/10/06	HYCROFT RES & DEV INC	NMC 939561	NMC 939059
1278	NFG 57	10/10/06	HYCROFT RES & DEV INC	NMC 939562	NMC 939059
1279	NFG 58	10/10/06	HYCROFT RES & DEV INC	NMC 939563	NMC 939059
1280	NFG 59	10/10/06	HYCROFT RES & DEV INC	NMC 939564	NMC 939059
1281	NFG 60	10/10/06	HYCROFT RES & DEV INC	NMC 939565	NMC 939059
1282	NFG 61	10/10/06	HYCROFT RES & DEV INC	NMC 939566	NMC 939059
1283	NFG 62	10/10/06	HYCROFT RES & DEV INC	NMC 939567	NMC 939059
1284	NFG 63	10/10/06	HYCROFT RES & DEV INC	NMC 939568	NMC 939059
1285	NFG 64	10/10/06	HYCROFT RES & DEV INC	NMC 939569	NMC 939059
1286	NFG 65	10/10/06	HYCROFT RES & DEV INC	NMC 939570	NMC 939059
1287	NFG 66	10/10/06	HYCROFT RES & DEV INC	NMC 939571	NMC 939059
1288	NFG 67	10/10/06	HYCROFT RES & DEV INC	NMC 939572	NMC 939059
1289	NFG 68	10/10/06	HYCROFT RES & DEV INC	NMC 939573	NMC 939059
1290	NFG 69	10/10/06	HYCROFT RES & DEV INC	NMC 939574	NMC 939059
1291	NFG 70	10/10/06	HYCROFT RES & DEV INC	NMC 939575	NMC 939059
1292	NFG 71	10/10/06	HYCROFT RES & DEV INC	NMC 939576	NMC 939059
1293	NFG 72	10/10/06	HYCROFT RES & DEV INC	NMC 939577	NMC 939059
1294	NFG 73	10/10/06	HYCROFT RES & DEV INC	NMC 939578	NMC 939059
1295	NFG 74	10/10/06	HYCROFT RES & DEV INC	NMC 939579	NMC 939059
1296	NFG 76	10/10/06	HYCROFT RES & DEV INC	NMC 939580	NMC 939059
1297	NFG 77	10/10/06	HYCROFT RES & DEV INC	NMC 939581	NMC 939059
1298	NFG 78	10/10/06	HYCROFT RES & DEV INC	NMC 939582	NMC 939059
1299	NFG 79	10/10/06	HYCROFT RES & DEV INC	NMC 939583	NMC 939059
1300	NFG 80	10/10/06	HYCROFT RES & DEV INC	NMC 939584	NMC 939059
1301	NFG 81	10/10/06	HYCROFT RES & DEV INC	NMC 939585	NMC 939059
1302	NFG 82	10/10/06	HYCROFT RES & DEV INC	NMC 939586	NMC 939059
1303	NFG 83	10/10/06	HYCROFT RES & DEV INC	NMC 939587	NMC 939059
1304	NFG 84	10/10/06	HYCROFT RES & DEV INC	NMC 939588	NMC 939059
1305	NFG 85	10/10/06	HYCROFT RES & DEV INC	NMC 939589	NMC 939059
1306	NFG 86	10/10/06	HYCROFT RES & DEV INC	NMC 939590	NMC 939059
1307	NFG 87	10/10/06	HYCROFT RES & DEV INC	NMC 939591	NMC 939059
1308	NFG 88	10/10/06	HYCROFT RES & DEV INC	NMC 939592	NMC 939059
1309	NFG 89	10/10/06	HYCROFT RES & DEV INC	NMC 939593	NMC 939059
1310	NFG 90	10/10/06	HYCROFT RES & DEV INC	NMC 939594	NMC 939059
1311	NFG 91	10/10/06	HYCROFT RES & DEV INC	NMC 939595	NMC 939059
1312	NFG 92	10/10/06	HYCROFT RES & DEV INC	NMC 939596	NMC 939059
1313	NFG 93	10/10/06	HYCROFT RES & DEV INC	NMC 939597	NMC 939059
1314	NFG 94	10/10/06	HYCROFT RES & DEV INC	NMC 939598	NMC 939059
1315	NFG 95	10/10/06	HYCROFT RES & DEV INC	NMC 939599	NMC 939059
1316	NFG 96	10/10/06	HYCROFT RES & DEV INC	NMC 939600	NMC 939059

Hycroft Mine	Page 140
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1317	NFG 97	10/10/06	HYCROFT RES & DEV INC	NMC 939601	NMC 939059
1318	NFG 98	10/10/06	HYCROFT RES & DEV INC	NMC 939602	NMC 939059
1319	NFG 99	10/10/06	HYCROFT RES & DEV INC	NMC 939603	NMC 939059
1320	NFG 100	10/10/06	HYCROFT RES & DEV INC	NMC 939604	NMC 939059
1321	NFG 101	10/10/06	HYCROFT RES & DEV INC	NMC 939605	NMC 939059
1322	NFG 102	10/10/06	HYCROFT RES & DEV INC	NMC 939606	NMC 939059
1323	NFG 103	10/10/06	HYCROFT RES & DEV INC	NMC 939607	NMC 939059
1324	NFG 104	10/10/06	HYCROFT RES & DEV INC	NMC 939608	NMC 939059
1325	NFG 105	10/10/06	HYCROFT RES & DEV INC	NMC 939609	NMC 939059
1326	NFG 106	10/10/06	HYCROFT RES & DEV INC	NMC 939610	NMC 939059
1327	NFG 107	10/10/06	HYCROFT RES & DEV INC	NMC 939611	NMC 939059
1328	NFG 108	10/10/06	HYCROFT RES & DEV INC	NMC 939612	NMC 939059
1329	NFG 109	10/10/06	HYCROFT RES & DEV INC	NMC 939613	NMC 939059
1330	NFG 110	10/10/06	HYCROFT RES & DEV INC	NMC 939614	NMC 939059
1331	NFG 111	10/10/06	HYCROFT RES & DEV INC	NMC 939615	NMC 939059
1332	NFG 112	10/10/06	HYCROFT RES & DEV INC	NMC 939616	NMC 939059
1333	NFG 113	10/10/06	HYCROFT RES & DEV INC	NMC 939617	NMC 939059
1334	NFG 114	10/10/06	HYCROFT RES & DEV INC	NMC 939618	NMC 939059
1335	NFG 115	10/10/06	HYCROFT RES & DEV INC	NMC 939619	NMC 939059
1336	NFG 116	10/10/06	HYCROFT RES & DEV INC	NMC 939620	NMC 939059
1337	NFG 117	10/10/06	HYCROFT RES & DEV INC	NMC 939621	NMC 939059
1338	NFG 118	10/10/06	HYCROFT RES & DEV INC	NMC 939622	NMC 939059
1339	NFG 119	10/10/06	HYCROFT RES & DEV INC	NMC 939623	NMC 939059
1340	NFG 120	10/10/06	HYCROFT RES & DEV INC	NMC 939624	NMC 939059
1341	NFG 121	10/10/06	HYCROFT RES & DEV INC	NMC 939625	NMC 939059
1342	NFG 122	10/10/06	HYCROFT RES & DEV INC	NMC 939626	NMC 939059
1343	NFG 123	10/10/06	HYCROFT RES & DEV INC	NMC 939627	NMC 939059
1344	NFG 124	10/10/06	HYCROFT RES & DEV INC	NMC 939628	NMC 939059
1345	NFG 125	10/10/06	HYCROFT RES & DEV INC	NMC 939629	NMC 939059
1346	NFG 126	10/10/06	HYCROFT RES & DEV INC	NMC 939630	NMC 939059
1347	NFG 127	10/10/06	HYCROFT RES & DEV INC	NMC 939631	NMC 939059
1348	NFG 128	10/10/06	HYCROFT RES & DEV INC	NMC 939632	NMC 939059
1349	NFG 129	10/10/06	HYCROFT RES & DEV INC	NMC 939633	NMC 939059
1350	NFG 130	10/10/06	HYCROFT RES & DEV INC	NMC 939634	NMC 939059
1351	NFG 131	10/10/06	HYCROFT RES & DEV INC	NMC 939635	NMC 939059
1352	NFG 132	10/10/06	HYCROFT RES & DEV INC	NMC 939636	NMC 939059
1353	NFG 133	10/10/06	HYCROFT RES & DEV INC	NMC 939637	NMC 939059
1354	NFG 134	10/10/06	HYCROFT RES & DEV INC	NMC 939638	NMC 939059
1355	NFG 135	10/10/06	HYCROFT RES & DEV INC	NMC 939639	NMC 939059
1356	NFG 136	10/10/06	HYCROFT RES & DEV INC	NMC 939640	NMC 939059
1357	NFG 137	10/10/06	HYCROFT RES & DEV INC	NMC 939641	NMC 939059
1358	NFG 138	10/10/06	HYCROFT RES & DEV INC	NMC 939642	NMC 939059
1359	NFG 139	10/10/06	HYCROFT RES & DEV INC	NMC 939643	NMC 939059
1360	NFG 140	10/10/06	HYCROFT RES & DEV INC	NMC 939644	NMC 939059

Hycroft Mine	Page 141
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1361	NFG 141	10/10/06	HYCROFT RES & DEV INC	NMC 939645	NMC 939059
1362	NFG 142	10/10/06	HYCROFT RES & DEV INC	NMC 939646	NMC 939059
1363	NFG 143	10/10/06	HYCROFT RES & DEV INC	NMC 939647	NMC 939059
1364	NFG 144	10/10/06	HYCROFT RES & DEV INC	NMC 939648	NMC 939059
1365	NFG 145	10/10/06	HYCROFT RES & DEV INC	NMC 939649	NMC 939059
1366	NFG 146	10/10/06	HYCROFT RES & DEV INC	NMC 939650	NMC 939059
1367	NFG 147	10/10/06	HYCROFT RES & DEV INC	NMC 939651	NMC 939059
1368	NFG 148	10/10/06	HYCROFT RES & DEV INC	NMC 939652	NMC 939059
1369	NFG 149	10/10/06	HYCROFT RES & DEV INC	NMC 939653	NMC 939059
1370	NFG 150	10/10/06	HYCROFT RES & DEV INC	NMC 939654	NMC 939059
1371	NFG 151	10/10/06	HYCROFT RES & DEV INC	NMC 939655	NMC 939059
1372	NFG 152	10/10/06	HYCROFT RES & DEV INC	NMC 939656	NMC 939059
1373	NFG 153	10/10/06	HYCROFT RES & DEV INC	NMC 939657	NMC 939059
1374	NFG 154	10/10/06	HYCROFT RES & DEV INC	NMC 939658	NMC 939059
1375	NFG 155	10/10/06	HYCROFT RES & DEV INC	NMC 939659	NMC 939059
1376	NFG 156	10/10/06	HYCROFT RES & DEV INC	NMC 939660	NMC 939059
1377	NFG 157	10/10/06	HYCROFT RES & DEV INC	NMC 939661	NMC 939059
1378	NFG 158	10/10/06	HYCROFT RES & DEV INC	NMC 939662	NMC 939059
1379	NFG 159	10/10/06	HYCROFT RES & DEV INC	NMC 939663	NMC 939059
1380	NFG 160	10/10/06	HYCROFT RES & DEV INC	NMC 939664	NMC 939059
1381	NFG 161	10/10/06	HYCROFT RES & DEV INC	NMC 939665	NMC 939059
1382	NFG 162	10/10/06	HYCROFT RES & DEV INC	NMC 939666	NMC 939059
1383	NFG 163	10/10/06	HYCROFT RES & DEV INC	NMC 939667	NMC 939059
1384	NFG 164	10/10/06	HYCROFT RES & DEV INC	NMC 939668	NMC 939059
1385	NFG 165	10/10/06	HYCROFT RES & DEV INC	NMC 939669	NMC 939059
1386	NFG 166	10/10/06	HYCROFT RES & DEV INC	NMC 939670	NMC 939059
1387	NFG 167	10/10/06	HYCROFT RES & DEV INC	NMC 939671	NMC 939059
1388	NFG 168	10/10/06	HYCROFT RES & DEV INC	NMC 939672	NMC 939059
1389	NFG 169	10/10/06	HYCROFT RES & DEV INC	NMC 939673	NMC 939059
1390	NFG 170	10/10/06	HYCROFT RES & DEV INC	NMC 939674	NMC 939059
1391	NFG 171	10/10/06	HYCROFT RES & DEV INC	NMC 939675	NMC 939059
1392	NFG 172	10/10/06	HYCROFT RES & DEV INC	NMC 939676	NMC 939059
1393	NFG 173	10/10/06	HYCROFT RES & DEV INC	NMC 939677	NMC 939059
1394	NFG 174	10/10/06	HYCROFT RES & DEV INC	NMC 939678	NMC 939059
1395	NFG 175	10/10/06	HYCROFT RES & DEV INC	NMC 939679	NMC 939059
1396	NFG 176	10/10/06	HYCROFT RES & DEV INC	NMC 939680	NMC 939059
1397	NFG 177	10/10/06	HYCROFT RES & DEV INC	NMC 939681	NMC 939059
1398	NFG 178	10/10/06	HYCROFT RES & DEV INC	NMC 939682	NMC 939059
1399	NFG 179	10/10/06	HYCROFT RES & DEV INC	NMC 939683	NMC 939059
1400	NFG 180	10/10/06	HYCROFT RES & DEV INC	NMC 939684	NMC 939059
1401	NFG 181	10/10/06	HYCROFT RES & DEV INC	NMC 939685	NMC 939059
1402	NFG 182	10/10/06	HYCROFT RES & DEV INC	NMC 939686	NMC 939059
1403	NFG 183	10/10/06	HYCROFT RES & DEV INC	NMC 939687	NMC 939059
1404	NFG 184	10/10/06	HYCROFT RES & DEV INC	NMC 939688	NMC 939059

Hycroft Mine	Page 142
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1405	NFG 185	10/10/06	HYCROFT RES & DEV INC	NMC 939689	NMC 939059
1406	NFG 186	10/10/06	HYCROFT RES & DEV INC	NMC 939690	NMC 939059
1407	NFG 187	10/10/06	HYCROFT RES & DEV INC	NMC 939691	NMC 939059
1408	WCX 5	09/08/06	HYCROFT RES & DEV INC	NMC 941257	NMC 941257
1409	WCX 6	09/08/06	HYCROFT RES & DEV INC	NMC 941258	NMC 941257
1410	WCX 7	09/08/06	HYCROFT RES & DEV INC	NMC 941259	NMC 941257
1411	WCX 8	09/08/06	HYCROFT RES & DEV INC	NMC 941260	NMC 941257
1412	WCX 9	09/08/06	HYCROFT RES & DEV INC	NMC 941261	NMC 941257
1413	WCX 10	09/08/06	HYCROFT RES & DEV INC	NMC 941262	NMC 941257
1414	WCX 34	09/08/06	HYCROFT RES & DEV INC	NMC 941263	NMC 941257
1415	WCX 35	09/08/06	HYCROFT RES & DEV INC	NMC 941264	NMC 941257
1416	WCX 36	09/08/06	HYCROFT RES & DEV INC	NMC 941265	NMC 941257
1417	WCX 37	09/08/06	HYCROFT RES & DEV INC	NMC 941266	NMC 941257
1418	WCX 38	09/08/06	HYCROFT RES & DEV INC	NMC 941267	NMC 941257
1419	WCX 39	09/08/06	HYCROFT RES & DEV INC	NMC 941268	NMC 941257
1420	WCX 40	09/08/06	HYCROFT RES & DEV INC	NMC 941269	NMC 941257
1421	WCX 41	09/08/06	HYCROFT RES & DEV INC	NMC 941270	NMC 941257
1422	WCX 42	09/08/06	HYCROFT RES & DEV INC	NMC 941271	NMC 941257
1423	WCX 43	09/08/06	HYCROFT RES & DEV INC	NMC 941272	NMC 941257
1424	WCX 44	09/08/06	HYCROFT RES & DEV INC	NMC 941273	NMC 941257
1425	WCX 45	09/08/06	HYCROFT RES & DEV INC	NMC 941274	NMC 941257
1426	WCX 46	09/08/06	HYCROFT RES & DEV INC	NMC 941275	NMC 941257
1427	WCX 47	09/08/06	HYCROFT RES & DEV INC	NMC 941276	NMC 941257
1428	WCX 48	09/08/06	HYCROFT RES & DEV INC	NMC 941277	NMC 941257
1429	WCX 49	09/08/06	HYCROFT RES & DEV INC	NMC 941278	NMC 941257
1430	WCX 50	09/08/06	HYCROFT RES & DEV INC	NMC 941279	NMC 941257
1431	WCX 51	09/08/06	HYCROFT RES & DEV INC	NMC 941280	NMC 941257
1432	WCX 52	09/08/06	HYCROFT RES & DEV INC	NMC 941281	NMC 941257
1433	WCX 53	09/08/06	HYCROFT RES & DEV INC	NMC 941282	NMC 941257
1434	WCX 54	09/08/06	HYCROFT RES & DEV INC	NMC 941283	NMC 941257
1435	WCX 55	09/08/06	HYCROFT RES & DEV INC	NMC 941284	NMC 941257
1436	WCX 56	09/08/06	HYCROFT RES & DEV INC	NMC 941285	NMC 941257
1437	WCX 57	09/08/06	HYCROFT RES & DEV INC	NMC 941286	NMC 941257
1438	WCX 58	09/08/06	HYCROFT RES & DEV INC	NMC 941287	NMC 941257
1439	NFRA 1	11/07/07	Victory Exploration Inc.	NMC 977833	NMC 977833
1440	NFRA 2	11/07/07	Victory Exploration Inc.	NMC 977834	NMC 977833
1441	NFRA 3	11/07/07	Victory Exploration Inc.	NMC 977835	NMC 977833
1442	NFRA 4	11/07/07	Victory Exploration Inc.	NMC 977836	NMC 977833
1443	NFRA 5	11/07/07	Victory Exploration Inc.	NMC 977837	NMC 977833
1444	NFRA 6	11/08/07	Victory Exploration Inc.	NMC 977838	NMC 977833
1445	NFRA 7	11/08/07	Victory Exploration Inc.	NMC 977839	NMC 977833
1446	NFRA 8	11/08/07	Victory Exploration Inc.	NMC 977840	NMC 977833
1447	NFRA 9	11/08/07	Victory Exploration Inc.	NMC 977841	NMC 977833
1448	NFRA 10	11/08/07	Victory Exploration Inc.	NMC 977842	NMC 977833

Hycroft Mine	Page 143
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1449	NFRA 11	11/08/07	Victory Exploration Inc.	NMC 977843	NMC 977833
1450	NFRA 12	11/07/07	Victory Exploration Inc.	NMC 977844	NMC 977833
1451	NFRA 13	11/07/07	Victory Exploration Inc.	NMC 977845	NMC 977833
1452	NFRA 14	11/07/07	Victory Exploration Inc.	NMC 977846	NMC 977833
1453	NFRA 15	11/07/07	Victory Exploration Inc.	NMC 977847	NMC 977833
1454	NFRA 16	11/07/07	Victory Exploration Inc.	NMC 977848	NMC 977833
1455	NFRA 17	11/07/07	Victory Exploration Inc.	NMC 977849	NMC 977833
1456	NFRA 18	11/07/07	Victory Exploration Inc.	NMC 977850	NMC 977833
1457	NFRA 19	11/07/07	Victory Exploration Inc.	NMC 977851	NMC 977833
1458	NFRA 20	11/08/07	Victory Exploration Inc.	NMC 977852	NMC 977833
1459	NFRA 21	11/08/07	Victory Exploration Inc.	NMC 977853	NMC 977833
1460	NFRA 22	11/08/07	Victory Exploration Inc.	NMC 977854	NMC 977833
1461	NFRA 23	11/07/07	Victory Exploration Inc.	NMC 977855	NMC 977833
1462	NFRA 24	11/07/07	Victory Exploration Inc.	NMC 977856	NMC 977833
1463	NFRA 25	11/08/07	Victory Exploration Inc.	NMC 977857	NMC 977833
1464	RFG-130-A	01/08/08	Victory Exploration Inc.	NMC 985654	NMC 985654
1465	NH 1	05/04/08	HYCROFT RES & DEV INC	NMC 990154	NMC 990154
1466	NH 2	05/04/08	HYCROFT RES & DEV INC	NMC 990155	NMC 990154
1467	NH 3	05/04/08	HYCROFT RES & DEV INC	NMC 990156	NMC 990154
1468	NH 4	05/04/08	HYCROFT RES & DEV INC	NMC 990157	NMC 990154
1469	NH 5	05/04/08	HYCROFT RES & DEV INC	NMC 990158	NMC 990154
1470	NH 6	05/04/08	HYCROFT RES & DEV INC	NMC 990159	NMC 990154
1471	NH 7	05/04/08	HYCROFT RES & DEV INC	NMC 990160	NMC 990154
1472	NH 8	05/04/08	HYCROFT RES & DEV INC	NMC 990161	NMC 990154
1473	NH 9	05/04/08	HYCROFT RES & DEV INC	NMC 990162	NMC 990154
1474	NH 10	05/04/08	HYCROFT RES & DEV INC	NMC 990163	NMC 990154
1475	NH 11	05/04/08	HYCROFT RES & DEV INC	NMC 990164	NMC 990154
1476	NH 12	05/04/08	HYCROFT RES & DEV INC	NMC 990165	NMC 990154
1477	NH 13	05/04/08	HYCROFT RES & DEV INC	NMC 990166	NMC 990154
1478	NH 14	05/04/08	HYCROFT RES & DEV INC	NMC 990167	NMC 990154
1479	NH 15	05/04/08	HYCROFT RES & DEV INC	NMC 990168	NMC 990154
1480	NH 16	05/04/08	HYCROFT RES & DEV INC	NMC 990169	NMC 990154
1481	NH 17	05/04/08	HYCROFT RES & DEV INC	NMC 990170	NMC 990154
1482	NH 18	05/04/08	HYCROFT RES & DEV INC	NMC 990171	NMC 990154
1483	NH 19	05/04/08	HYCROFT RES & DEV INC	NMC 990172	NMC 990154
1484	NH 20	05/04/08	HYCROFT RES & DEV INC	NMC 990173	NMC 990154
1485	NH 21	05/04/08	HYCROFT RES & DEV INC	NMC 990174	NMC 990154
1486	NH 22	05/04/08	HYCROFT RES & DEV INC	NMC 990175	NMC 990154
1487	NH 23	05/04/08	HYCROFT RES & DEV INC	NMC 990176	NMC 990154
1488	NH 24	05/04/08	HYCROFT RES & DEV INC	NMC 990177	NMC 990154
1489	NH 25	05/04/08	HYCROFT RES & DEV INC	NMC 990178	NMC 990154
1490	NH 26	05/04/08	HYCROFT RES & DEV INC	NMC 990179	NMC 990154
1491	NH 27	05/04/08	HYCROFT RES & DEV INC	NMC 990180	NMC 990154
1492	NH 28	05/04/08	HYCROFT RES & DEV INC	NMC 990181	NMC 990154

Hycroft Mine	Page 144
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1493	NH 29	05/04/08	HYCROFT RES & DEV INC	NMC 990182	NMC 990154
1494	NH 30	05/04/08	HYCROFT RES & DEV INC	NMC 990183	NMC 990154
1495	NH 31	05/04/08	HYCROFT RES & DEV INC	NMC 990184	NMC 990154
1496	NH 32	05/04/08	HYCROFT RES & DEV INC	NMC 990185	NMC 990154
1497	NH 33	05/04/08	HYCROFT RES & DEV INC	NMC 990186	NMC 990154
1498	NH 34	05/04/08	HYCROFT RES & DEV INC	NMC 990187	NMC 990154
1499	NH 35	05/04/08	HYCROFT RES & DEV INC	NMC 990188	NMC 990154
1500	NH 36	05/04/08	HYCROFT RES & DEV INC	NMC 990189	NMC 990154
1501	NH 37	05/04/08	HYCROFT RES & DEV INC	NMC 990190	NMC 990154
1502	NH 38	05/04/08	HYCROFT RES & DEV INC	NMC 990191	NMC 990154
1503	NH 39	05/04/08	HYCROFT RES & DEV INC	NMC 990192	NMC 990154
1504	NH 40	05/04/08	HYCROFT RES & DEV INC	NMC 990193	NMC 990154
1505	NH 41	05/04/08	HYCROFT RES & DEV INC	NMC 990194	NMC 990154
1506	NH 42	05/04/08	HYCROFT RES & DEV INC	NMC 990195	NMC 990154
1507	NH 43	05/04/08	HYCROFT RES & DEV INC	NMC 990196	NMC 990154
1508	NH 44	05/04/08	HYCROFT RES & DEV INC	NMC 990197	NMC 990154
1509	NH 45	05/04/08	HYCROFT RES & DEV INC	NMC 990198	NMC 990154
1510	NH 46	05/04/08	HYCROFT RES & DEV INC	NMC 990199	NMC 990154
1511	NH 47	05/03/08	HYCROFT RES & DEV INC	NMC 990200	NMC 990154
1512	NH 48	05/03/08	HYCROFT RES & DEV INC	NMC 990201	NMC 990154
1513	NH 49	05/03/08	HYCROFT RES & DEV INC	NMC 990202	NMC 990154
1514	NH 50	05/03/08	HYCROFT RES & DEV INC	NMC 990203	NMC 990154
1515	NH 51	05/03/08	HYCROFT RES & DEV INC	NMC 990204	NMC 990154
1516	NH 52	05/03/08	HYCROFT RES & DEV INC	NMC 990205	NMC 990154
1517	NH 53	05/03/08	HYCROFT RES & DEV INC	NMC 990206	NMC 990154
1518	NH 54	05/03/08	HYCROFT RES & DEV INC	NMC 990207	NMC 990154
1519	NH 55	05/03/08	HYCROFT RES & DEV INC	NMC 990208	NMC 990154
1520	NH 56	05/03/08	HYCROFT RES & DEV INC	NMC 990209	NMC 990154
1521	NH 57	05/03/08	HYCROFT RES & DEV INC	NMC 990210	NMC 990154
1522	NH 58	05/03/08	HYCROFT RES & DEV INC	NMC 990211	NMC 990154
1523	NH 59	05/03/08	HYCROFT RES & DEV INC	NMC 990212	NMC 990154
1524	NH 60	05/03/08	HYCROFT RES & DEV INC	NMC 990213	NMC 990154
1525	NH 61	05/03/08	HYCROFT RES & DEV INC	NMC 990214	NMC 990154
1526	NH 62	05/03/08	HYCROFT RES & DEV INC	NMC 990215	NMC 990154
1527	NH 63	05/03/08	HYCROFT RES & DEV INC	NMC 990216	NMC 990154
1528	NH 64	05/03/08	HYCROFT RES & DEV INC	NMC 990217	NMC 990154
1529	NH 65	05/03/08	HYCROFT RES & DEV INC	NMC 990218	NMC 990154
1530	NH 66	05/03/08	HYCROFT RES & DEV INC	NMC 990219	NMC 990154
1531	NH 67	05/03/08	HYCROFT RES & DEV INC	NMC 990220	NMC 990154
1532	NH 68	05/03/08	HYCROFT RES & DEV INC	NMC 990221	NMC 990154
1533	NH 69	05/03/08	HYCROFT RES & DEV INC	NMC 990222	NMC 990154
1534	NH 70	05/03/08	HYCROFT RES & DEV INC	NMC 990223	NMC 990154
1535	NH 71	05/03/08	HYCROFT RES & DEV INC	NMC 990224	NMC 990154
1536	NH 72	05/03/08	HYCROFT RES & DEV INC	NMC 990225	NMC 990154

Hycroft Mine	Page 145
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1537	NH 73	05/03/08	HYCROFT RES & DEV INC	NMC 990226	NMC 990154
1538	NH 74	05/03/08	HYCROFT RES & DEV INC	NMC 990227	NMC 990154
1539	NH 75	05/03/08	HYCROFT RES & DEV INC	NMC 990228	NMC 990154
1540	NH 76	05/03/08	HYCROFT RES & DEV INC	NMC 990229	NMC 990154
1541	NH 77	05/03/08	HYCROFT RES & DEV INC	NMC 990230	NMC 990154
1542	NH 78	05/03/08	HYCROFT RES & DEV INC	NMC 990231	NMC 990154
1543	NH 79	05/03/08	HYCROFT RES & DEV INC	NMC 990232	NMC 990154
1544	NH 80	05/03/08	HYCROFT RES & DEV INC	NMC 990233	NMC 990154
1545	NH 81	05/03/08	HYCROFT RES & DEV INC	NMC 990234	NMC 990154
1546	NH 82	05/03/08	HYCROFT RES & DEV INC	NMC 990235	NMC 990154
1547	NH 83	05/03/08	HYCROFT RES & DEV INC	NMC 990236	NMC 990154
1548	NH 84	05/03/08	HYCROFT RES & DEV INC	NMC 990237	NMC 990154
1549	NH 85	05/03/08	HYCROFT RES & DEV INC	NMC 990238	NMC 990154
1550	NH 86	05/03/08	HYCROFT RES & DEV INC	NMC 990239	NMC 990154
1551	NH 87	05/03/08	HYCROFT RES & DEV INC	NMC 990240	NMC 990154
1552	NH 88	05/03/08	HYCROFT RES & DEV INC	NMC 990241	NMC 990154
1553	NH 89	05/03/08	HYCROFT RES & DEV INC	NMC 990242	NMC 990154
1554	NH 90	05/03/08	HYCROFT RES & DEV INC	NMC 990243	NMC 990154
1555	NH 91	05/03/08	HYCROFT RES & DEV INC	NMC 990244	NMC 990154
1556	NH 92	05/03/08	HYCROFT RES & DEV INC	NMC 990245	NMC 990154
1557	NH 93	05/03/08	HYCROFT RES & DEV INC	NMC 990246	NMC 990154
1558	NH 94	05/03/08	HYCROFT RES & DEV INC	NMC 990247	NMC 990154
1559	NH 95	05/03/08	HYCROFT RES & DEV INC	NMC 990248	NMC 990154
1560	NH 96	05/03/08	HYCROFT RES & DEV INC	NMC 990249	NMC 990154
1561	NH 97	05/03/08	HYCROFT RES & DEV INC	NMC 990250	NMC 990154
1562	NH 98	05/03/08	HYCROFT RES & DEV INC	NMC 990251	NMC 990154
1563	NH 99	05/03/08	HYCROFT RES & DEV INC	NMC 990252	NMC 990154
1564	NH 100	05/03/08	HYCROFT RES & DEV INC	NMC 990253	NMC 990154
1565	NH 101	05/03/08	HYCROFT RES & DEV INC	NMC 990254	NMC 990154
1566	NH 102	05/03/08	HYCROFT RES & DEV INC	NMC 990255	NMC 990154
1567	NH 103	05/03/08	HYCROFT RES & DEV INC	NMC 990256	NMC 990154
1568	NH 104	05/03/08	HYCROFT RES & DEV INC	NMC 990257	NMC 990154
1569	NH 105	05/03/08	HYCROFT RES & DEV INC	NMC 990258	NMC 990154
1570	NH 106	05/03/08	HYCROFT RES & DEV INC	NMC 990259	NMC 990154
1571	NH 107	05/03/08	HYCROFT RES & DEV INC	NMC 990260	NMC 990154
1572	NH 108	05/03/08	HYCROFT RES & DEV INC	NMC 990261	NMC 990154
1573	NH 109	05/03/08	HYCROFT RES & DEV INC	NMC 990262	NMC 990154
1574	NH 110	05/03/08	HYCROFT RES & DEV INC	NMC 990263	NMC 990154
1575	NH 111	05/03/08	HYCROFT RES & DEV INC	NMC 990264	NMC 990154
1576	NH 112	05/03/08	HYCROFT RES & DEV INC	NMC 990265	NMC 990154
1577	NH 113	05/03/08	HYCROFT RES & DEV INC	NMC 990266	NMC 990154
1578	NH 114	05/03/08	HYCROFT RES & DEV INC	NMC 990267	NMC 990154
1579	NH 115	05/03/08	HYCROFT RES & DEV INC	NMC 990268	NMC 990154
1580	NH 116	05/03/08	HYCROFT RES & DEV INC	NMC 990269	NMC 990154

Hycroft Mine	Page 146
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1581	NH 117	05/03/08	HYCROFT RES & DEV INC	NMC 990270	NMC 990154
1582	NH 118	05/03/08	HYCROFT RES & DEV INC	NMC 990271	NMC 990154
1583	NH 119	05/03/08	HYCROFT RES & DEV INC	NMC 990272	NMC 990154
1584	NH 120	05/03/08	HYCROFT RES & DEV INC	NMC 990273	NMC 990154
1585	NH 121	05/03/08	HYCROFT RES & DEV INC	NMC 990274	NMC 990154
1586	NH 122	05/03/08	HYCROFT RES & DEV INC	NMC 990275	NMC 990154
1587	NH 123	05/03/08	HYCROFT RES & DEV INC	NMC 990276	NMC 990154
1588	NH 124	05/03/08	HYCROFT RES & DEV INC	NMC 990277	NMC 990154
1589	NH 125	05/03/08	HYCROFT RES & DEV INC	NMC 990278	NMC 990154
1590	NH 126	05/03/08	HYCROFT RES & DEV INC	NMC 990279	NMC 990154
1591	NH 127	05/03/08	HYCROFT RES & DEV INC	NMC 990280	NMC 990154
1592	NH 128	05/03/08	HYCROFT RES & DEV INC	NMC 990281	NMC 990154
1593	NH 129	05/03/08	HYCROFT RES & DEV INC	NMC 990282	NMC 990154
1594	NH 130	05/03/08	HYCROFT RES & DEV INC	NMC 990283	NMC 990154
1595	NH 131	05/03/08	HYCROFT RES & DEV INC	NMC 990284	NMC 990154
1596	NH 132	05/03/08	HYCROFT RES & DEV INC	NMC 990285	NMC 990154
1597	NH 133	05/03/08	HYCROFT RES & DEV INC	NMC 990286	NMC 990154
1598	NH 134	05/03/08	HYCROFT RES & DEV INC	NMC 990287	NMC 990154
1599	NH 135	05/03/08	HYCROFT RES & DEV INC	NMC 990288	NMC 990154
1600	NH 136	05/03/08	HYCROFT RES & DEV INC	NMC 990289	NMC 990154
1601	NH 137	05/03/08	HYCROFT RES & DEV INC	NMC 990290	NMC 990154
1602	NH 138	05/03/08	HYCROFT RES & DEV INC	NMC 990291	NMC 990154
1603	NH 139	05/03/08	HYCROFT RES & DEV INC	NMC 990292	NMC 990154
1604	NH 140	05/03/08	HYCROFT RES & DEV INC	NMC 990293	NMC 990154
1605	NH 141	05/03/08	HYCROFT RES & DEV INC	NMC 990294	NMC 990154
1606	NH 142	05/03/08	HYCROFT RES & DEV INC	NMC 990295	NMC 990154
1607	NH 143	05/03/08	HYCROFT RES & DEV INC	NMC 990296	NMC 990154
1608	NH 144	05/03/08	HYCROFT RES & DEV INC	NMC 990297	NMC 990154
1609	NH 145	05/03/08	HYCROFT RES & DEV INC	NMC 990298	NMC 990154
1610	NH 146	05/03/08	HYCROFT RES & DEV INC	NMC 990299	NMC 990154
1611	NH 147	05/03/08	HYCROFT RES & DEV INC	NMC 990300	NMC 990154
1612	NH 148	05/03/08	HYCROFT RES & DEV INC	NMC 990301	NMC 990154
1613	NH 149	05/03/08	HYCROFT RES & DEV INC	NMC 990302	NMC 990154
1614	NH 150	05/03/08	HYCROFT RES & DEV INC	NMC 990303	NMC 990154
1615	NH 151	05/02/08	HYCROFT RES & DEV INC	NMC 990304	NMC 990154
1616	NH 152	05/02/08	HYCROFT RES & DEV INC	NMC 990305	NMC 990154
1617	NH 153	05/02/08	HYCROFT RES & DEV INC	NMC 990306	NMC 990154
1618	NH 154	05/02/08	HYCROFT RES & DEV INC	NMC 990307	NMC 990154
1619	NH 155	05/02/08	HYCROFT RES & DEV INC	NMC 990308	NMC 990154
1620	NH 156	05/02/08	HYCROFT RES & DEV INC	NMC 990309	NMC 990154
1621	NH 157	05/02/08	HYCROFT RES & DEV INC	NMC 990310	NMC 990154
1622	NH 158	05/02/08	HYCROFT RES & DEV INC	NMC 990311	NMC 990154
1623	NH 159	05/02/08	HYCROFT RES & DEV INC	NMC 990312	NMC 990154
1624	NH 160	05/02/08	HYCROFT RES & DEV INC	NMC 990313	NMC 990154

Hycroft Mine	Page 147
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1625	NH 161	05/02/08	HYCROFT RES & DEV INC	NMC 990314	NMC 990154
1626	NH 162	05/02/08	HYCROFT RES & DEV INC	NMC 990315	NMC 990154
1627	NH 163	05/02/08	HYCROFT RES & DEV INC	NMC 990316	NMC 990154
1628	NH 164	05/02/08	HYCROFT RES & DEV INC	NMC 990317	NMC 990154
1629	NH 165	05/02/08	HYCROFT RES & DEV INC	NMC 990318	NMC 990154
1630	NH 166	05/02/08	HYCROFT RES & DEV INC	NMC 990319	NMC 990154
1631	NH 167	05/02/08	HYCROFT RES & DEV INC	NMC 990320	NMC 990154
1632	NH 168	05/02/08	HYCROFT RES & DEV INC	NMC 990321	NMC 990154
1633	NH 169	05/02/08	HYCROFT RES & DEV INC	NMC 990322	NMC 990154
1634	NH 170	05/02/08	HYCROFT RES & DEV INC	NMC 990323	NMC 990154
1635	NH 171	05/02/08	HYCROFT RES & DEV INC	NMC 990324	NMC 990154
1636	NH 172	05/02/08	HYCROFT RES & DEV INC	NMC 990325	NMC 990154
1637	NH 173	05/02/08	HYCROFT RES & DEV INC	NMC 990326	NMC 990154
1638	NH 174	05/02/08	HYCROFT RES & DEV INC	NMC 990327	NMC 990154
1639	NH 175	05/02/08	HYCROFT RES & DEV INC	NMC 990328	NMC 990154
1640	NH 176	05/02/08	HYCROFT RES & DEV INC	NMC 990329	NMC 990154
1641	NH 177	05/02/08	HYCROFT RES & DEV INC	NMC 990330	NMC 990154
1642	NH 178	05/02/08	HYCROFT RES & DEV INC	NMC 990331	NMC 990154
1643	NH 179	05/02/08	HYCROFT RES & DEV INC	NMC 990332	NMC 990154
1644	NH 180	05/02/08	HYCROFT RES & DEV INC	NMC 990333	NMC 990154
1645	NH 181	05/02/08	HYCROFT RES & DEV INC	NMC 990334	NMC 990154
1646	NH 182	05/02/08	HYCROFT RES & DEV INC	NMC 990335	NMC 990154
1647	NH 183	05/02/08	HYCROFT RES & DEV INC	NMC 990336	NMC 990154
1648	NH 184	05/02/08	HYCROFT RES & DEV INC	NMC 990337	NMC 990154
1649	NH 185	05/02/08	HYCROFT RES & DEV INC	NMC 990338	NMC 990154
1650	NH 186	05/02/08	HYCROFT RES & DEV INC	NMC 990339	NMC 990154
1651	NH 187	05/02/08	HYCROFT RES & DEV INC	NMC 990340	NMC 990154
1652	NH 188	05/02/08	HYCROFT RES & DEV INC	NMC 990341	NMC 990154
1653	NH 189	05/02/08	HYCROFT RES & DEV INC	NMC 990342	NMC 990154
1654	NH 190	05/02/08	HYCROFT RES & DEV INC	NMC 990343	NMC 990154
1655	NH 191	05/02/08	HYCROFT RES & DEV INC	NMC 990344	NMC 990154
1656	NH 192	05/02/08	HYCROFT RES & DEV INC	NMC 990345	NMC 990154
1657	NH 193	05/02/08	HYCROFT RES & DEV INC	NMC 990346	NMC 990154
1658	NH 194	05/02/08	HYCROFT RES & DEV INC	NMC 990347	NMC 990154
1659	NH 195	05/02/08	HYCROFT RES & DEV INC	NMC 990348	NMC 990154
1660	NH 196	05/02/08	HYCROFT RES & DEV INC	NMC 990349	NMC 990154
1661	NH 197	05/02/08	HYCROFT RES & DEV INC	NMC 990350	NMC 990154
1662	NH 198	05/02/08	HYCROFT RES & DEV INC	NMC 990351	NMC 990154
1663	NH 199	05/02/08	HYCROFT RES & DEV INC	NMC 990352	NMC 990154
1664	NH 200	05/02/08	HYCROFT RES & DEV INC	NMC 990353	NMC 990154
1665	NH 201	05/02/08	HYCROFT RES & DEV INC	NMC 990354	NMC 990154
1666	NH 202	05/02/08	HYCROFT RES & DEV INC	NMC 990355	NMC 990154
1667	NH 203	05/02/08	HYCROFT RES & DEV INC	NMC 990356	NMC 990154
1668	NH 204	05/02/08	HYCROFT RES & DEV INC	NMC 990357	NMC 990154

Hycroft Mine	Page 148
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1669	NH 205	05/02/08	HYCROFT RES & DEV INC	NMC 990358	NMC 990154
1670	NH 206	05/02/08	HYCROFT RES & DEV INC	NMC 990359	NMC 990154
1671	NH 207	05/02/08	HYCROFT RES & DEV INC	NMC 990360	NMC 990154
1672	NH 208	05/02/08	HYCROFT RES & DEV INC	NMC 990361	NMC 990154
1673	NH 209	05/02/08	HYCROFT RES & DEV INC	NMC 990362	NMC 990154
1674	NH 210	05/02/08	HYCROFT RES & DEV INC	NMC 990363	NMC 990154
1675	NH 211	05/02/08	HYCROFT RES & DEV INC	NMC 990364	NMC 990154
1676	NH 212	05/02/08	HYCROFT RES & DEV INC	NMC 990365	NMC 990154
1677	NH 213	05/02/08	HYCROFT RES & DEV INC	NMC 990366	NMC 990154
1678	NH 214	05/02/08	HYCROFT RES & DEV INC	NMC 990367	NMC 990154
1679	NH 215	05/02/08	HYCROFT RES & DEV INC	NMC 990368	NMC 990154
1680	NH 216	05/02/08	HYCROFT RES & DEV INC	NMC 990369	NMC 990154
1681	NH 217	05/02/08	HYCROFT RES & DEV INC	NMC 990370	NMC 990154
1682	NH 218	05/02/08	HYCROFT RES & DEV INC	NMC 990371	NMC 990154
1683	NH 219	05/02/08	HYCROFT RES & DEV INC	NMC 990372	NMC 990154
1684	NH 220	05/02/08	HYCROFT RES & DEV INC	NMC 990373	NMC 990154
1685	NH 221	05/02/08	HYCROFT RES & DEV INC	NMC 990374	NMC 990154
1686	NH 222	05/02/08	HYCROFT RES & DEV INC	NMC 990375	NMC 990154
1687	NH 223	05/02/08	HYCROFT RES & DEV INC	NMC 990376	NMC 990154
1688	NH 224	05/02/08	HYCROFT RES & DEV INC	NMC 990377	NMC 990154
1689	NH 225	05/02/08	HYCROFT RES & DEV INC	NMC 990378	NMC 990154
1690	NH 226	05/02/08	HYCROFT RES & DEV INC	NMC 990379	NMC 990154
1691	NH 227	05/02/08	HYCROFT RES & DEV INC	NMC 990380	NMC 990154
1692	NH 228	05/02/08	HYCROFT RES & DEV INC	NMC 990381	NMC 990154
1693	NH 229	05/02/08	HYCROFT RES & DEV INC	NMC 990382	NMC 990154
1694	NH 230	05/02/08	HYCROFT RES & DEV INC	NMC 990383	NMC 990154
1695	NH 231	05/02/08	HYCROFT RES & DEV INC	NMC 990384	NMC 990154
1696	NH 232	05/02/08	HYCROFT RES & DEV INC	NMC 990385	NMC 990154
1697	NH 233	05/02/08	HYCROFT RES & DEV INC	NMC 990386	NMC 990154
1698	NH 234	05/02/08	HYCROFT RES & DEV INC	NMC 990387	NMC 990154
1699	NH 235	05/02/08	HYCROFT RES & DEV INC	NMC 990388	NMC 990154
1700	NH 236	05/02/08	HYCROFT RES & DEV INC	NMC 990389	NMC 990154
1701	NH 237	05/02/08	HYCROFT RES & DEV INC	NMC 990390	NMC 990154
1702	NH 238	05/02/08	HYCROFT RES & DEV INC	NMC 990391	NMC 990154
1703	NH 239	05/02/08	HYCROFT RES & DEV INC	NMC 990392	NMC 990154
1704	NH 240	05/02/08	HYCROFT RES & DEV INC	NMC 990393	NMC 990154
1705	NH 241	05/02/08	HYCROFT RES & DEV INC	NMC 990394	NMC 990154
1706	NH 242	05/02/08	HYCROFT RES & DEV INC	NMC 990395	NMC 990154
1707	NH 243	05/02/08	HYCROFT RES & DEV INC	NMC 990396	NMC 990154
1708	NH 244	05/02/08	HYCROFT RES & DEV INC	NMC 990397	NMC 990154
1709	NH 245	05/02/08	HYCROFT RES & DEV INC	NMC 990398	NMC 990154
1710	NH 246	05/02/08	HYCROFT RES & DEV INC	NMC 990399	NMC 990154
1711	NH 247	05/02/08	HYCROFT RES & DEV INC	NMC 990400	NMC 990154
1712	NH 248	05/02/08	HYCROFT RES & DEV INC	NMC 990401	NMC 990154

Hycroft Mine	Page 149
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1713	NH 249	05/02/08	HYCROFT RES & DEV INC	NMC 990402	NMC 990154
1714	NH 250	05/02/08	HYCROFT RES & DEV INC	NMC 990403	NMC 990154
1715	NH 251	05/02/08	HYCROFT RES & DEV INC	NMC 990404	NMC 990154
1716	NH 252	05/02/08	HYCROFT RES & DEV INC	NMC 990405	NMC 990154
1717	NH 253	05/02/08	HYCROFT RES & DEV INC	NMC 990406	NMC 990154
1718	NH 254	05/02/08	HYCROFT RES & DEV INC	NMC 990407	NMC 990154
1719	NH 255	05/01/08	HYCROFT RES & DEV INC	NMC 990408	NMC 990154
1720	NH 256	05/01/08	HYCROFT RES & DEV INC	NMC 990409	NMC 990154
1721	NH 257	05/01/08	HYCROFT RES & DEV INC	NMC 990410	NMC 990154
1722	NH 258	05/01/08	HYCROFT RES & DEV INC	NMC 990411	NMC 990154
1723	NH 259	05/01/08	HYCROFT RES & DEV INC	NMC 990412	NMC 990154
1724	NH 260	05/01/08	HYCROFT RES & DEV INC	NMC 990413	NMC 990154
1725	NH 261	05/01/08	HYCROFT RES & DEV INC	NMC 990414	NMC 990154
1726	NH 262	05/01/08	HYCROFT RES & DEV INC	NMC 990415	NMC 990154
1727	NH 263	05/01/08	HYCROFT RES & DEV INC	NMC 990416	NMC 990154
1728	NH 264	05/01/08	HYCROFT RES & DEV INC	NMC 990417	NMC 990154
1729	NH 265	05/01/08	HYCROFT RES & DEV INC	NMC 990418	NMC 990154
1730	NH 266	05/01/08	HYCROFT RES & DEV INC	NMC 990419	NMC 990154
1731	NH 267	05/01/08	HYCROFT RES & DEV INC	NMC 990420	NMC 990154
1732	NH 268	05/01/08	HYCROFT RES & DEV INC	NMC 990421	NMC 990154
1733	NH 269	05/01/08	HYCROFT RES & DEV INC	NMC 990422	NMC 990154
1734	NH 270	05/01/08	HYCROFT RES & DEV INC	NMC 990423	NMC 990154
1735	NH 271	05/01/08	HYCROFT RES & DEV INC	NMC 990424	NMC 990154
1736	NH 272	05/01/08	HYCROFT RES & DEV INC	NMC 990425	NMC 990154
1737	NH 273	05/01/08	HYCROFT RES & DEV INC	NMC 990426	NMC 990154
1738	NH 274	05/01/08	HYCROFT RES & DEV INC	NMC 990427	NMC 990154
1739	NH 275	05/01/08	HYCROFT RES & DEV INC	NMC 990428	NMC 990154
1740	NH 276	05/01/08	HYCROFT RES & DEV INC	NMC 990429	NMC 990154
1741	NH 277	05/01/08	HYCROFT RES & DEV INC	NMC 990430	NMC 990154
1742	NH 278	05/01/08	HYCROFT RES & DEV INC	NMC 990431	NMC 990154
1743	NH 279	05/01/08	HYCROFT RES & DEV INC	NMC 990432	NMC 990154
1744	NH 280	05/01/08	HYCROFT RES & DEV INC	NMC 990433	NMC 990154
1745	NH 281	05/01/08	HYCROFT RES & DEV INC	NMC 990434	NMC 990154
1746	NH 282	05/01/08	HYCROFT RES & DEV INC	NMC 990435	NMC 990154
1747	NH 283	05/01/08	HYCROFT RES & DEV INC	NMC 990436	NMC 990154
1748	NH 284	05/01/08	HYCROFT RES & DEV INC	NMC 990437	NMC 990154
1749	NH 285	05/01/08	HYCROFT RES & DEV INC	NMC 990438	NMC 990154
1750	NH 286	05/01/08	HYCROFT RES & DEV INC	NMC 990439	NMC 990154
1751	NH 287	05/01/08	HYCROFT RES & DEV INC	NMC 990440	NMC 990154
1752	NH 288	05/01/08	HYCROFT RES & DEV INC	NMC 990441	NMC 990154
1753	NH 289	05/01/08	HYCROFT RES & DEV INC	NMC 990442	NMC 990154
1754	NH 290	05/01/08	HYCROFT RES & DEV INC	NMC 990443	NMC 990154
1755	NH 291	05/01/08	HYCROFT RES & DEV INC	NMC 990444	NMC 990154
1756	NH 292	05/01/08	HYCROFT RES & DEV INC	NMC 990445	NMC 990154

Hycroft Mine	Page 150
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1757	NH 293	05/01/08	HYCROFT RES & DEV INC	NMC 990446	NMC 990154
1758	NH 294	05/01/08	HYCROFT RES & DEV INC	NMC 990447	NMC 990154
1759	NH 295	05/01/08	HYCROFT RES & DEV INC	NMC 990448	NMC 990154
1760	NH 296	05/01/08	HYCROFT RES & DEV INC	NMC 990449	NMC 990154
1761	NH 297	05/01/08	HYCROFT RES & DEV INC	NMC 990450	NMC 990154
1762	NH 298	05/01/08	HYCROFT RES & DEV INC	NMC 990451	NMC 990154
1763	NH 299	05/01/08	HYCROFT RES & DEV INC	NMC 990452	NMC 990154
1764	NH 300	05/01/08	HYCROFT RES & DEV INC	NMC 990453	NMC 990154
1765	NH 301	05/01/08	HYCROFT RES & DEV INC	NMC 990454	NMC 990154
1766	NH 302	05/01/08	HYCROFT RES & DEV INC	NMC 990455	NMC 990154
1767	NH 303	05/01/08	HYCROFT RES & DEV INC	NMC 990456	NMC 990154
1768	NH 304	05/01/08	HYCROFT RES & DEV INC	NMC 990457	NMC 990154
1769	NH 305	05/01/08	HYCROFT RES & DEV INC	NMC 990458	NMC 990154
1770	NH 306	05/01/08	HYCROFT RES & DEV INC	NMC 990459	NMC 990154
1771	NH 307	05/01/08	HYCROFT RES & DEV INC	NMC 990460	NMC 990154
1772	NH 308	05/01/08	HYCROFT RES & DEV INC	NMC 990461	NMC 990154
1773	NH 309	05/01/08	HYCROFT RES & DEV INC	NMC 990462	NMC 990154
1774	NH 310	05/01/08	HYCROFT RES & DEV INC	NMC 990463	NMC 990154
1775	NH 311	05/01/08	HYCROFT RES & DEV INC	NMC 990464	NMC 990154
1776	NH 312	05/01/08	HYCROFT RES & DEV INC	NMC 990465	NMC 990154
1777	NH 313	05/01/08	HYCROFT RES & DEV INC	NMC 990466	NMC 990154
1778	NH 314	05/01/08	HYCROFT RES & DEV INC	NMC 990467	NMC 990154
1779	NH 315	05/01/08	HYCROFT RES & DEV INC	NMC 990468	NMC 990154
1780	NH 316	05/01/08	HYCROFT RES & DEV INC	NMC 990469	NMC 990154
1781	NH 317	05/01/08	HYCROFT RES & DEV INC	NMC 990470	NMC 990154
1782	NH 318	05/01/08	HYCROFT RES & DEV INC	NMC 990471	NMC 990154
1783	NH 319	05/01/08	HYCROFT RES & DEV INC	NMC 990472	NMC 990154
1784	NH 320	05/01/08	HYCROFT RES & DEV INC	NMC 990473	NMC 990154
1785	NH 321	05/01/08	HYCROFT RES & DEV INC	NMC 990474	NMC 990154
1786	NH 322	05/01/08	HYCROFT RES & DEV INC	NMC 990475	NMC 990154
1787	NH 323	05/01/08	HYCROFT RES & DEV INC	NMC 990476	NMC 990154
1788	NH 324	05/01/08	HYCROFT RES & DEV INC	NMC 990477	NMC 990154
1789	NH 325	05/01/08	HYCROFT RES & DEV INC	NMC 990478	NMC 990154
1790	NH 326	05/01/08	HYCROFT RES & DEV INC	NMC 990479	NMC 990154
1791	NH 327	05/01/08	HYCROFT RES & DEV INC	NMC 990480	NMC 990154
1792	NH 328	05/01/08	HYCROFT RES & DEV INC	NMC 990481	NMC 990154
1793	NH 329	05/01/08	HYCROFT RES & DEV INC	NMC 990482	NMC 990154
1794	NH 330	05/01/08	HYCROFT RES & DEV INC	NMC 990483	NMC 990154
1795	NH 331	05/01/08	HYCROFT RES & DEV INC	NMC 990484	NMC 990154
1796	NH 332	05/01/08	HYCROFT RES & DEV INC	NMC 990485	NMC 990154
1797	NH 333	05/01/08	HYCROFT RES & DEV INC	NMC 990486	NMC 990154
1798	NH 334	05/01/08	HYCROFT RES & DEV INC	NMC 990487	NMC 990154
1799	NH 335	05/01/08	HYCROFT RES & DEV INC	NMC 990488	NMC 990154
1800	NH 336	05/01/08	HYCROFT RES & DEV INC	NMC 990489	NMC 990154

Hycroft Mine	Page 151
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1801	NH 337	05/01/08	HYCROFT RES & DEV INC	NMC 990490	NMC 990154
1802	NH 338	05/01/08	HYCROFT RES & DEV INC	NMC 990491	NMC 990154
1803	NH 339	05/01/08	HYCROFT RES & DEV INC	NMC 990492	NMC 990154
1804	NH 340	05/01/08	HYCROFT RES & DEV INC	NMC 990493	NMC 990154
1805	NH 341	05/01/08	HYCROFT RES & DEV INC	NMC 990494	NMC 990154
1806	NH 342	05/01/08	HYCROFT RES & DEV INC	NMC 990495	NMC 990154
1807	NH 343	05/01/08	HYCROFT RES & DEV INC	NMC 990496	NMC 990154
1808	NH 344	05/01/08	HYCROFT RES & DEV INC	NMC 990497	NMC 990154
1809	NH 345	05/01/08	HYCROFT RES & DEV INC	NMC 990498	NMC 990154
1810	NH 346	05/01/08	HYCROFT RES & DEV INC	NMC 990499	NMC 990154
1811	NH 347	05/01/08	HYCROFT RES & DEV INC	NMC 990500	NMC 990154
1812	NH 348	05/01/08	HYCROFT RES & DEV INC	NMC 990501	NMC 990154
1813	NH 349	05/01/08	HYCROFT RES & DEV INC	NMC 990502	NMC 990154
1814	NH 350	05/01/08	HYCROFT RES & DEV INC	NMC 990503	NMC 990154
1815	NH 351	05/01/08	HYCROFT RES & DEV INC	NMC 990504	NMC 990154
1816	NH 352	05/01/08	HYCROFT RES & DEV INC	NMC 990505	NMC 990154
1817	NH 353	05/01/08	HYCROFT RES & DEV INC	NMC 990506	NMC 990154
1818	NH 354	05/01/08	HYCROFT RES & DEV INC	NMC 990507	NMC 990154
1819	NH 355	05/01/08	HYCROFT RES & DEV INC	NMC 990508	NMC 990154
1820	NH 356	05/01/08	HYCROFT RES & DEV INC	NMC 990509	NMC 990154
1821	NH 357	05/01/08	HYCROFT RES & DEV INC	NMC 990510	NMC 990154
1822	NH 358	05/01/08	HYCROFT RES & DEV INC	NMC 990511	NMC 990154
1823	NH 359	04/28/08	HYCROFT RES & DEV INC	NMC 990512	NMC 990154
1824	NH 360	04/28/08	HYCROFT RES & DEV INC	NMC 990513	NMC 990154
1825	NH 361	04/28/08	HYCROFT RES & DEV INC	NMC 990514	NMC 990154
1826	NH 362	04/28/08	HYCROFT RES & DEV INC	NMC 990515	NMC 990154
1827	NH 363	04/28/08	HYCROFT RES & DEV INC	NMC 990516	NMC 990154
1828	NH 364	04/28/08	HYCROFT RES & DEV INC	NMC 990517	NMC 990154
1829	NH 365	04/28/08	HYCROFT RES & DEV INC	NMC 990518	NMC 990154
1830	NH 366	04/28/08	HYCROFT RES & DEV INC	NMC 990519	NMC 990154
1831	NH 367	04/28/08	HYCROFT RES & DEV INC	NMC 990520	NMC 990154
1832	NH 368	04/28/08	HYCROFT RES & DEV INC	NMC 990521	NMC 990154
1833	NH 369	04/28/08	HYCROFT RES & DEV INC	NMC 990522	NMC 990154
1834	NH 370	04/28/08	HYCROFT RES & DEV INC	NMC 990523	NMC 990154
1835	NH 371	04/28/08	HYCROFT RES & DEV INC	NMC 990524	NMC 990154
1836	NH 372	04/28/08	HYCROFT RES & DEV INC	NMC 990525	NMC 990154
1837	NH 373	04/28/08	HYCROFT RES & DEV INC	NMC 990526	NMC 990154
1838	NH 374	04/28/08	HYCROFT RES & DEV INC	NMC 990527	NMC 990154
1839	NH 375	04/28/08	HYCROFT RES & DEV INC	NMC 990528	NMC 990154
1840	NH 376	04/28/08	HYCROFT RES & DEV INC	NMC 990529	NMC 990154
1841	NH 377	04/28/08	HYCROFT RES & DEV INC	NMC 990530	NMC 990154
1842	NH 378	04/28/08	HYCROFT RES & DEV INC	NMC 990531	NMC 990154
1843	NH 379	04/28/08	HYCROFT RES & DEV INC	NMC 990532	NMC 990154
1844	NH 380	04/28/08	HYCROFT RES & DEV INC	NMC 990533	NMC 990154

Hycroft Mine	Page 152
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1845	NH 381	04/28/08	HYCROFT RES & DEV INC	NMC 990534	NMC 990154
1846	NH 382	04/28/08	HYCROFT RES & DEV INC	NMC 990535	NMC 990154
1847	NH 383	04/28/08	HYCROFT RES & DEV INC	NMC 990536	NMC 990154
1848	NH 384	04/28/08	HYCROFT RES & DEV INC	NMC 990537	NMC 990154
1849	NH 385	04/28/08	HYCROFT RES & DEV INC	NMC 990538	NMC 990154
1850	NH 386	04/28/08	HYCROFT RES & DEV INC	NMC 990539	NMC 990154
1851	NH 387	04/28/08	HYCROFT RES & DEV INC	NMC 990540	NMC 990154
1852	NH 388	04/28/08	HYCROFT RES & DEV INC	NMC 990541	NMC 990154
1853	NH 389	04/28/08	HYCROFT RES & DEV INC	NMC 990542	NMC 990154
1854	NH 390	04/28/08	HYCROFT RES & DEV INC	NMC 990543	NMC 990154
1855	NH 391	04/28/08	HYCROFT RES & DEV INC	NMC 990544	NMC 990154
1856	NH 392	04/28/08	HYCROFT RES & DEV INC	NMC 990545	NMC 990154
1857	NH 393	04/28/08	HYCROFT RES & DEV INC	NMC 990546	NMC 990154
1858	NH 394	04/28/08	HYCROFT RES & DEV INC	NMC 990547	NMC 990154
1859	NH 395	04/28/08	HYCROFT RES & DEV INC	NMC 990548	NMC 990154
1860	NH 396	04/28/08	HYCROFT RES & DEV INC	NMC 990549	NMC 990154
1861	NH 397	04/28/08	HYCROFT RES & DEV INC	NMC 990550	NMC 990154
1862	NH 398	04/28/08	HYCROFT RES & DEV INC	NMC 990551	NMC 990154
1863	NH 399	04/28/08	HYCROFT RES & DEV INC	NMC 990552	NMC 990154
1864	NH 400	04/28/08	HYCROFT RES & DEV INC	NMC 990553	NMC 990154
1865	NH 401	04/28/08	HYCROFT RES & DEV INC	NMC 990554	NMC 990154
1866	NH 402	04/28/08	HYCROFT RES & DEV INC	NMC 990555	NMC 990154
1867	NH 403	04/28/08	HYCROFT RES & DEV INC	NMC 990556	NMC 990154
1868	NH 404	04/28/08	HYCROFT RES & DEV INC	NMC 990557	NMC 990154
1869	NH 405	04/28/08	HYCROFT RES & DEV INC	NMC 990558	NMC 990154
1870	NH 406	04/28/08	HYCROFT RES & DEV INC	NMC 990559	NMC 990154
1871	NH 407	04/28/08	HYCROFT RES & DEV INC	NMC 990560	NMC 990154
1872	NH 408	04/28/08	HYCROFT RES & DEV INC	NMC 990561	NMC 990154
1873	NH 409	04/28/08	HYCROFT RES & DEV INC	NMC 990562	NMC 990154
1874	NH 410	04/28/08	HYCROFT RES & DEV INC	NMC 990563	NMC 990154
1875	NH 411	04/28/08	HYCROFT RES & DEV INC	NMC 990564	NMC 990154
1876	NH 412	04/28/08	HYCROFT RES & DEV INC	NMC 990565	NMC 990154
1877	NH 413	04/28/08	HYCROFT RES & DEV INC	NMC 990566	NMC 990154
1878	NH 414	04/28/08	HYCROFT RES & DEV INC	NMC 990567	NMC 990154
1879	NH 415	04/28/08	HYCROFT RES & DEV INC	NMC 990568	NMC 990154
1880	NH 416	04/28/08	HYCROFT RES & DEV INC	NMC 990569	NMC 990154
1881	NH 417	04/28/08	HYCROFT RES & DEV INC	NMC 990570	NMC 990154
1882	NH 418	04/28/08	HYCROFT RES & DEV INC	NMC 990571	NMC 990154
1883	NH 419	04/28/08	HYCROFT RES & DEV INC	NMC 990572	NMC 990154
1884	NH 420	04/28/08	HYCROFT RES & DEV INC	NMC 990573	NMC 990154
1885	NH 421	04/28/08	HYCROFT RES & DEV INC	NMC 990574	NMC 990154
1886	NH 422	04/28/08	HYCROFT RES & DEV INC	NMC 990575	NMC 990154
1887	NH 423	04/28/08	HYCROFT RES & DEV INC	NMC 990576	NMC 990154
1888	NH 424	04/28/08	HYCROFT RES & DEV INC	NMC 990577	NMC 990154

Hycroft Mine	Page 153
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1889	NH 425	04/28/08	HYCROFT RES & DEV INC	NMC 990578	NMC 990154
1890	NH 426	04/28/08	HYCROFT RES & DEV INC	NMC 990579	NMC 990154
1891	NH 427	04/28/08	HYCROFT RES & DEV INC	NMC 990580	NMC 990154
1892	NH 428	04/28/08	HYCROFT RES & DEV INC	NMC 990581	NMC 990154
1893	NH 429	04/28/08	HYCROFT RES & DEV INC	NMC 990582	NMC 990154
1894	NH 430	04/28/08	HYCROFT RES & DEV INC	NMC 990583	NMC 990154
1895	NH 431	04/28/08	HYCROFT RES & DEV INC	NMC 990584	NMC 990154
1896	NH 432	04/28/08	HYCROFT RES & DEV INC	NMC 990585	NMC 990154
1897	NH 433	04/28/08	HYCROFT RES & DEV INC	NMC 990586	NMC 990154
1898	NH 434	04/28/08	HYCROFT RES & DEV INC	NMC 990587	NMC 990154
1899	NH 435	04/28/08	HYCROFT RES & DEV INC	NMC 990588	NMC 990154
1900	NH 436	04/28/08	HYCROFT RES & DEV INC	NMC 990589	NMC 990154
1901	NH 437	04/28/08	HYCROFT RES & DEV INC	NMC 990590	NMC 990154
1902	NH 438	04/28/08	HYCROFT RES & DEV INC	NMC 990591	NMC 990154
1903	NH 439	04/28/08	HYCROFT RES & DEV INC	NMC 990592	NMC 990154
1904	NH 440	04/28/08	HYCROFT RES & DEV INC	NMC 990593	NMC 990154
1905	NH 441	04/28/08	HYCROFT RES & DEV INC	NMC 990594	NMC 990154
1906	NH 442	04/28/08	HYCROFT RES & DEV INC	NMC 990595	NMC 990154
1907	NH 443	04/28/08	HYCROFT RES & DEV INC	NMC 990596	NMC 990154
1908	NH 444	04/28/08	HYCROFT RES & DEV INC	NMC 990597	NMC 990154
1909	NH 445	04/28/08	HYCROFT RES & DEV INC	NMC 990598	NMC 990154
1910	NH 446	04/28/08	HYCROFT RES & DEV INC	NMC 990599	NMC 990154
1911	NH 447	04/28/08	HYCROFT RES & DEV INC	NMC 990600	NMC 990154
1912	NH 448	04/28/08	HYCROFT RES & DEV INC	NMC 990601	NMC 990154
1913	NH 449	04/28/08	HYCROFT RES & DEV INC	NMC 990602	NMC 990154
1914	NH 450	04/28/08	HYCROFT RES & DEV INC	NMC 990603	NMC 990154
1915	NH 451	04/28/08	HYCROFT RES & DEV INC	NMC 990604	NMC 990154
1916	NH 452	04/28/08	HYCROFT RES & DEV INC	NMC 990605	NMC 990154
1917	NH 453	04/28/08	HYCROFT RES & DEV INC	NMC 990606	NMC 990154
1918	NH 454	04/28/08	HYCROFT RES & DEV INC	NMC 990607	NMC 990154
1919	NH 455	04/28/08	HYCROFT RES & DEV INC	NMC 990608	NMC 990154
1920	NH 456	04/28/08	HYCROFT RES & DEV INC	NMC 990609	NMC 990154
1921	NH 457	04/28/08	HYCROFT RES & DEV INC	NMC 990610	NMC 990154
1922	NH 458	04/28/08	HYCROFT RES & DEV INC	NMC 990611	NMC 990154
1923	NH 459	04/28/08	HYCROFT RES & DEV INC	NMC 990612	NMC 990154
1924	NH 460	04/28/08	HYCROFT RES & DEV INC	NMC 990613	NMC 990154
1925	NH 461	04/28/08	HYCROFT RES & DEV INC	NMC 990614	NMC 990154
1926	NH 462	04/28/08	HYCROFT RES & DEV INC	NMC 990615	NMC 990154
1927	NH 463	04/28/08	HYCROFT RES & DEV INC	NMC 990616	NMC 990154
1928	NH 464	04/28/08	HYCROFT RES & DEV INC	NMC 990617	NMC 990154
1929	NH 465	04/28/08	HYCROFT RES & DEV INC	NMC 990618	NMC 990154
1930	NH 466	04/28/08	HYCROFT RES & DEV INC	NMC 990619	NMC 990154
1931	NH 467	04/28/08	HYCROFT RES & DEV INC	NMC 990620	NMC 990154
1932	NH 468	04/28/08	HYCROFT RES & DEV INC	NMC 990621	NMC 990154

Hycroft Mine	Page 154
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1933	NH 469	04/28/08	HYCROFT RES & DEV INC	NMC 990622	NMC 990154
1934	NH 470	04/28/08	HYCROFT RES & DEV INC	NMC 990623	NMC 990154
1935	NH 471	04/28/08	HYCROFT RES & DEV INC	NMC 990624	NMC 990154
1936	NH 472	04/28/08	HYCROFT RES & DEV INC	NMC 990625	NMC 990154
1937	NH 473	04/28/08	HYCROFT RES & DEV INC	NMC 990626	NMC 990154
1938	NH 474	04/28/08	HYCROFT RES & DEV INC	NMC 990627	NMC 990154
1939	NH 475	04/28/08	HYCROFT RES & DEV INC	NMC 990628	NMC 990154
1940	NH 476	04/28/08	HYCROFT RES & DEV INC	NMC 990629	NMC 990154
1941	NH 477	04/28/08	HYCROFT RES & DEV INC	NMC 990630	NMC 990154
1942	NH 478	04/28/08	HYCROFT RES & DEV INC	NMC 990631	NMC 990154
1943	NH 479	04/28/08	HYCROFT RES & DEV INC	NMC 990632	NMC 990154
1944	NH 480	04/28/08	HYCROFT RES & DEV INC	NMC 990633	NMC 990154
1945	NH 481	04/28/08	HYCROFT RES & DEV INC	NMC 990634	NMC 990154
1946	NH 482	04/28/08	HYCROFT RES & DEV INC	NMC 990635	NMC 990154
1947	NH 483	04/28/08	HYCROFT RES & DEV INC	NMC 990636	NMC 990154
1948	NH 484	04/28/08	HYCROFT RES & DEV INC	NMC 990637	NMC 990154
1949	NH 485	04/29/08	HYCROFT RES & DEV INC	NMC 990638	NMC 990154
1950	NH 486	04/29/08	HYCROFT RES & DEV INC	NMC 990639	NMC 990154
1951	NH 487	04/29/08	HYCROFT RES & DEV INC	NMC 990640	NMC 990154
1952	NH 488	04/29/08	HYCROFT RES & DEV INC	NMC 990641	NMC 990154
1953	NH 489	04/29/08	HYCROFT RES & DEV INC	NMC 990642	NMC 990154
1954	NH 490	04/29/08	HYCROFT RES & DEV INC	NMC 990643	NMC 990154
1955	NH 491	04/29/08	HYCROFT RES & DEV INC	NMC 990644	NMC 990154
1956	NH 492	04/29/08	HYCROFT RES & DEV INC	NMC 990645	NMC 990154
1957	NH 493	04/29/08	HYCROFT RES & DEV INC	NMC 990646	NMC 990154
1958	NH 494	04/29/08	HYCROFT RES & DEV INC	NMC 990647	NMC 990154
1959	NH 495	04/29/08	HYCROFT RES & DEV INC	NMC 990648	NMC 990154
1960	NH 496	04/29/08	HYCROFT RES & DEV INC	NMC 990649	NMC 990154
1961	NH 497	04/29/08	HYCROFT RES & DEV INC	NMC 990650	NMC 990154
1962	NH 498	04/29/08	HYCROFT RES & DEV INC	NMC 990651	NMC 990154
1963	NH 499	04/29/08	HYCROFT RES & DEV INC	NMC 990652	NMC 990154
1964	NH 500	04/29/08	HYCROFT RES & DEV INC	NMC 990653	NMC 990154
1965	SH 1	04/20/08	HYCROFT RES & DEV INC	NMC 990654	NMC 990654
1966	SH 2	04/20/08	HYCROFT RES & DEV INC	NMC 990655	NMC 990654
1967	SH 3	04/20/08	HYCROFT RES & DEV INC	NMC 990656	NMC 990654
1968	SH 4	04/20/08	HYCROFT RES & DEV INC	NMC 990657	NMC 990654
1969	SH 5	04/20/08	HYCROFT RES & DEV INC	NMC 990658	NMC 990654
1970	SH 6	04/20/08	HYCROFT RES & DEV INC	NMC 990659	NMC 990654
1971	SH 7	04/20/08	HYCROFT RES & DEV INC	NMC 990660	NMC 990654
1972	SH 8	04/20/08	HYCROFT RES & DEV INC	NMC 990661	NMC 990654
1973	SH 9	04/20/08	HYCROFT RES & DEV INC	NMC 990662	NMC 990654
1974	SH 10	04/20/08	HYCROFT RES & DEV INC	NMC 990663	NMC 990654
1975	SH 11	04/20/08	HYCROFT RES & DEV INC	NMC 990664	NMC 990654
1976	SH 12	04/20/08	HYCROFT RES & DEV INC	NMC 990665	NMC 990654

Hycroft Mine	Page 155
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

1977	SH 13	04/20/08	HYCROFT RES & DEV INC	NMC 990666	NMC 990654
1978	SH 14	04/20/08	HYCROFT RES & DEV INC	NMC 990667	NMC 990654
1979	SH 15	04/20/08	HYCROFT RES & DEV INC	NMC 990668	NMC 990654
1980	SH 16	04/20/08	HYCROFT RES & DEV INC	NMC 990669	NMC 990654
1981	SH 17	04/20/08	HYCROFT RES & DEV INC	NMC 990670	NMC 990654
1982	SH 18	04/20/08	HYCROFT RES & DEV INC	NMC 990671	NMC 990654
1983	SH 19	04/20/08	HYCROFT RES & DEV INC	NMC 990672	NMC 990654
1984	SH 20	04/20/08	HYCROFT RES & DEV INC	NMC 990673	NMC 990654
1985	SH 21	04/20/08	HYCROFT RES & DEV INC	NMC 990674	NMC 990654
1986	SH 22	04/20/08	HYCROFT RES & DEV INC	NMC 990675	NMC 990654
1987	SH 23	04/20/08	HYCROFT RES & DEV INC	NMC 990676	NMC 990654
1988	SH 24	04/20/08	HYCROFT RES & DEV INC	NMC 990677	NMC 990654
1989	SH 25	04/20/08	HYCROFT RES & DEV INC	NMC 990678	NMC 990654
1990	SH 26	04/20/08	HYCROFT RES & DEV INC	NMC 990679	NMC 990654
1991	SH 27	04/20/08	HYCROFT RES & DEV INC	NMC 990680	NMC 990654
1992	SH 28	04/20/08	HYCROFT RES & DEV INC	NMC 990681	NMC 990654
1993	SH 29	04/20/08	HYCROFT RES & DEV INC	NMC 990682	NMC 990654
1994	SH 30	04/20/08	HYCROFT RES & DEV INC	NMC 990683	NMC 990654
1995	SH 31	04/20/08	HYCROFT RES & DEV INC	NMC 990684	NMC 990654
1996	SH 32	04/06/08	HYCROFT RES & DEV INC	NMC 990685	NMC 990654
1997	SH 33	04/06/08	HYCROFT RES & DEV INC	NMC 990686	NMC 990654
1998	SH 34	04/06/08	HYCROFT RES & DEV INC	NMC 990687	NMC 990654
1999	SH 35	04/06/08	HYCROFT RES & DEV INC	NMC 990688	NMC 990654
2000	SH 36	04/06/08	HYCROFT RES & DEV INC	NMC 990689	NMC 990654
2001	SH 37	04/06/08	HYCROFT RES & DEV INC	NMC 990690	NMC 990654
2002	SH 38	04/06/08	HYCROFT RES & DEV INC	NMC 990691	NMC 990654
2003	SH 39	04/06/08	HYCROFT RES & DEV INC	NMC 990692	NMC 990654
2004	SH 40	04/06/08	HYCROFT RES & DEV INC	NMC 990693	NMC 990654
2005	SH 41	04/06/08	HYCROFT RES & DEV INC	NMC 990694	NMC 990654
2006	SH 42	04/06/08	HYCROFT RES & DEV INC	NMC 990695	NMC 990654
2007	SH 43	04/06/08	HYCROFT RES & DEV INC	NMC 990696	NMC 990654
2008	SH 44	04/06/08	HYCROFT RES & DEV INC	NMC 990697	NMC 990654
2009	SH 45	04/06/08	HYCROFT RES & DEV INC	NMC 990698	NMC 990654
2010	SH 46	04/06/08	HYCROFT RES & DEV INC	NMC 990699	NMC 990654
2011	SH 47	04/06/08	HYCROFT RES & DEV INC	NMC 990700	NMC 990654
2012	SH 48	04/06/08	HYCROFT RES & DEV INC	NMC 990701	NMC 990654
2013	SH 49	04/06/08	HYCROFT RES & DEV INC	NMC 990702	NMC 990654
2014	SH 50	04/06/08	HYCROFT RES & DEV INC	NMC 990703	NMC 990654
2015	SH 51	04/06/08	HYCROFT RES & DEV INC	NMC 990704	NMC 990654
2016	SH 52	04/06/08	HYCROFT RES & DEV INC	NMC 990705	NMC 990654
2017	SH 53	04/06/08	HYCROFT RES & DEV INC	NMC 990706	NMC 990654
2018	SH 54	04/06/08	HYCROFT RES & DEV INC	NMC 990707	NMC 990654
2019	SH 55	04/06/08	HYCROFT RES & DEV INC	NMC 990708	NMC 990654
2020	SH 56	04/06/08	HYCROFT RES & DEV INC	NMC 990709	NMC 990654

Hycroft Mine	Page 156
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2021	SH 57	04/06/08	HYCROFT RES & DEV INC	NMC 990710	NMC 990654
2022	SH 58	04/06/08	HYCROFT RES & DEV INC	NMC 990711	NMC 990654
2023	SH 59	04/06/08	HYCROFT RES & DEV INC	NMC 990712	NMC 990654
2024	SH 60	04/06/08	HYCROFT RES & DEV INC	NMC 990713	NMC 990654
2025	SH 61	04/06/08	HYCROFT RES & DEV INC	NMC 990714	NMC 990654
2026	SH 62	04/06/08	HYCROFT RES & DEV INC	NMC 990715	NMC 990654
2027	SH 63	04/06/08	HYCROFT RES & DEV INC	NMC 990716	NMC 990654
2028	SH 64	04/06/08	HYCROFT RES & DEV INC	NMC 990717	NMC 990654
2029	SH 65	04/06/08	HYCROFT RES & DEV INC	NMC 990718	NMC 990654
2030	SH 66	04/06/08	HYCROFT RES & DEV INC	NMC 990719	NMC 990654
2031	SH 67	04/06/08	HYCROFT RES & DEV INC	NMC 990720	NMC 990654
2032	SH 68	04/06/08	HYCROFT RES & DEV INC	NMC 990721	NMC 990654
2033	SH 69	04/06/08	HYCROFT RES & DEV INC	NMC 990722	NMC 990654
2034	SH 70	04/06/08	HYCROFT RES & DEV INC	NMC 990723	NMC 990654
2035	SH 71	04/06/08	HYCROFT RES & DEV INC	NMC 990724	NMC 990654
2036	SH 72	04/06/08	HYCROFT RES & DEV INC	NMC 990725	NMC 990654
2037	SH 73	04/06/08	HYCROFT RES & DEV INC	NMC 990726	NMC 990654
2038	SH 74	04/06/08	HYCROFT RES & DEV INC	NMC 990727	NMC 990654
2039	SH 75	04/06/08	HYCROFT RES & DEV INC	NMC 990728	NMC 990654
2040	SH 76	04/06/08	HYCROFT RES & DEV INC	NMC 990729	NMC 990654
2041	SH 77	04/06/08	HYCROFT RES & DEV INC	NMC 990730	NMC 990654
2042	SH 78	04/06/08	HYCROFT RES & DEV INC	NMC 990731	NMC 990654
2043	SH 79	04/06/08	HYCROFT RES & DEV INC	NMC 990732	NMC 990654
2044	SH 80	04/06/08	HYCROFT RES & DEV INC	NMC 990733	NMC 990654
2045	SH 81	04/06/08	HYCROFT RES & DEV INC	NMC 990734	NMC 990654
2046	SH 82	04/05/08	HYCROFT RES & DEV INC	NMC 990735	NMC 990654
2047	SH 83	04/05/08	HYCROFT RES & DEV INC	NMC 990736	NMC 990654
2048	SH 84	04/05/08	HYCROFT RES & DEV INC	NMC 990737	NMC 990654
2049	SH 85	04/05/08	HYCROFT RES & DEV INC	NMC 990738	NMC 990654
2050	SH 86	04/05/08	HYCROFT RES & DEV INC	NMC 990739	NMC 990654
2051	SH 87	04/05/08	HYCROFT RES & DEV INC	NMC 990740	NMC 990654
2052	SH 88	04/05/08	HYCROFT RES & DEV INC	NMC 990741	NMC 990654
2053	SH 89	04/05/08	HYCROFT RES & DEV INC	NMC 990742	NMC 990654
2054	SH 90	04/05/08	HYCROFT RES & DEV INC	NMC 990743	NMC 990654
2055	SH 91	04/06/08	HYCROFT RES & DEV INC	NMC 990744	NMC 990654
2056	SH 92	04/06/08	HYCROFT RES & DEV INC	NMC 990745	NMC 990654
2057	SH 93	04/06/08	HYCROFT RES & DEV INC	NMC 990746	NMC 990654
2058	SH 94	04/06/08	HYCROFT RES & DEV INC	NMC 990747	NMC 990654
2059	SH 95	04/06/08	HYCROFT RES & DEV INC	NMC 990748	NMC 990654
2060	SH 96	04/06/08	HYCROFT RES & DEV INC	NMC 990749	NMC 990654
2061	SH 97	04/06/08	HYCROFT RES & DEV INC	NMC 990750	NMC 990654
2062	SH 98	04/06/08	HYCROFT RES & DEV INC	NMC 990751	NMC 990654
2063	SH 99	04/06/08	HYCROFT RES & DEV INC	NMC 990752	NMC 990654
2064	SH 100	04/06/08	HYCROFT RES & DEV INC	NMC 990753	NMC 990654

Hycroft Mine	Page 157
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2065	SH 101	04/06/08	HYCROFT RES & DEV INC	NMC 990754	NMC 990654
2066	SH 102	04/06/08	HYCROFT RES & DEV INC	NMC 990755	NMC 990654
2067	SH 103	04/06/08	HYCROFT RES & DEV INC	NMC 990756	NMC 990654
2068	SH 104	04/06/08	HYCROFT RES & DEV INC	NMC 990757	NMC 990654
2069	SH 105	04/06/08	HYCROFT RES & DEV INC	NMC 990758	NMC 990654
2070	SH 106	04/06/08	HYCROFT RES & DEV INC	NMC 990759	NMC 990654
2071	SH 107	04/06/08	HYCROFT RES & DEV INC	NMC 990760	NMC 990654
2072	SH 108	04/06/08	HYCROFT RES & DEV INC	NMC 990761	NMC 990654
2073	SH 109	04/06/08	HYCROFT RES & DEV INC	NMC 990762	NMC 990654
2074	SH 110	04/06/08	HYCROFT RES & DEV INC	NMC 990763	NMC 990654
2075	SH 111	04/06/08	HYCROFT RES & DEV INC	NMC 990764	NMC 990654
2076	SH 112	04/06/08	HYCROFT RES & DEV INC	NMC 990765	NMC 990654
2077	SH 113	04/06/08	HYCROFT RES & DEV INC	NMC 990766	NMC 990654
2078	SH 114	04/06/08	HYCROFT RES & DEV INC	NMC 990767	NMC 990654
2079	SH 115	04/06/08	HYCROFT RES & DEV INC	NMC 990768	NMC 990654
2080	SH 116	04/05/08	HYCROFT RES & DEV INC	NMC 990769	NMC 990654
2081	SH 117	04/05/08	HYCROFT RES & DEV INC	NMC 990770	NMC 990654
2082	SH 118	04/05/08	HYCROFT RES & DEV INC	NMC 990771	NMC 990654
2083	SH 119	04/05/08	HYCROFT RES & DEV INC	NMC 990772	NMC 990654
2084	SH 120	04/05/08	HYCROFT RES & DEV INC	NMC 990773	NMC 990654
2085	SH 121	04/05/08	HYCROFT RES & DEV INC	NMC 990774	NMC 990654
2086	SH 122	04/05/08	HYCROFT RES & DEV INC	NMC 990775	NMC 990654
2087	SH 123	04/05/08	HYCROFT RES & DEV INC	NMC 990776	NMC 990654
2088	SH 124	04/05/08	HYCROFT RES & DEV INC	NMC 990777	NMC 990654
2089	SH 125	04/05/08	HYCROFT RES & DEV INC	NMC 990778	NMC 990654
2090	SH 126	04/05/08	HYCROFT RES & DEV INC	NMC 990779	NMC 990654
2091	SH 127	04/05/08	HYCROFT RES & DEV INC	NMC 990780	NMC 990654
2092	SH 128	04/05/08	HYCROFT RES & DEV INC	NMC 990781	NMC 990654
2093	SH 129	04/05/08	HYCROFT RES & DEV INC	NMC 990782	NMC 990654
2094	SH 130	04/06/08	HYCROFT RES & DEV INC	NMC 990783	NMC 990654
2095	SH 131	04/06/08	HYCROFT RES & DEV INC	NMC 990784	NMC 990654
2096	SH 132	04/06/08	HYCROFT RES & DEV INC	NMC 990785	NMC 990654
2097	SH 133	04/06/08	HYCROFT RES & DEV INC	NMC 990786	NMC 990654
2098	SH 134	04/06/08	HYCROFT RES & DEV INC	NMC 990787	NMC 990654
2099	SH 135	04/06/08	HYCROFT RES & DEV INC	NMC 990788	NMC 990654
2100	SH 136	04/06/08	HYCROFT RES & DEV INC	NMC 990789	NMC 990654
2101	SH 137	04/06/08	HYCROFT RES & DEV INC	NMC 990790	NMC 990654
2102	SH 138	04/06/08	HYCROFT RES & DEV INC	NMC 990791	NMC 990654
2103	SH 139	04/06/08	HYCROFT RES & DEV INC	NMC 990792	NMC 990654
2104	SH 140	04/06/08	HYCROFT RES & DEV INC	NMC 990793	NMC 990654
2105	SH 141	04/06/08	HYCROFT RES & DEV INC	NMC 990794	NMC 990654
2106	SH 142	04/06/08	HYCROFT RES & DEV INC	NMC 990795	NMC 990654
2107	SH 143	04/06/08	HYCROFT RES & DEV INC	NMC 990796	NMC 990654
2108	SH 144	04/06/08	HYCROFT RES & DEV INC	NMC 990797	NMC 990654

Hycroft Mine	Page 158
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2109	SH 145	04/06/08	HYCROFT RES & DEV INC	NMC 990798	NMC 990654
2110	SH 146	04/06/08	HYCROFT RES & DEV INC	NMC 990799	NMC 990654
2111	SH 147	04/06/08	HYCROFT RES & DEV INC	NMC 990800	NMC 990654
2112	SH 148	04/06/08	HYCROFT RES & DEV INC	NMC 990801	NMC 990654
2113	SH 149	04/06/08	HYCROFT RES & DEV INC	NMC 990802	NMC 990654
2114	SH 150	04/06/08	HYCROFT RES & DEV INC	NMC 990803	NMC 990654
2115	SH 151	04/06/08	HYCROFT RES & DEV INC	NMC 990804	NMC 990654
2116	SH 152	04/06/08	HYCROFT RES & DEV INC	NMC 990805	NMC 990654
2117	SH 153	04/06/08	HYCROFT RES & DEV INC	NMC 990806	NMC 990654
2118	SH 154	04/06/08	HYCROFT RES & DEV INC	NMC 990807	NMC 990654
2119	SH 155	04/05/08	HYCROFT RES & DEV INC	NMC 990808	NMC 990654
2120	SH 156	04/05/08	HYCROFT RES & DEV INC	NMC 990809	NMC 990654
2121	SH 157	04/05/08	HYCROFT RES & DEV INC	NMC 990810	NMC 990654
2122	SH 158	04/05/08	HYCROFT RES & DEV INC	NMC 990811	NMC 990654
2123	SH 159	04/05/08	HYCROFT RES & DEV INC	NMC 990812	NMC 990654
2124	SH 160	04/05/08	HYCROFT RES & DEV INC	NMC 990813	NMC 990654
2125	SH 161	04/05/08	HYCROFT RES & DEV INC	NMC 990814	NMC 990654
2126	SH 162	04/05/08	HYCROFT RES & DEV INC	NMC 990815	NMC 990654
2127	SH 163	04/05/08	HYCROFT RES & DEV INC	NMC 990816	NMC 990654
2128	SH 164	04/05/08	HYCROFT RES & DEV INC	NMC 990817	NMC 990654
2129	SH 165	04/05/08	HYCROFT RES & DEV INC	NMC 990818	NMC 990654
2130	SH 166	04/05/08	HYCROFT RES & DEV INC	NMC 990819	NMC 990654
2131	SH 167	04/05/08	HYCROFT RES & DEV INC	NMC 990820	NMC 990654
2132	SH 168	04/05/08	HYCROFT RES & DEV INC	NMC 990821	NMC 990654
2133	SH 169	04/24/08	HYCROFT RES & DEV INC	NMC 990822	NMC 990654
2134	SH 170	04/24/08	HYCROFT RES & DEV INC	NMC 990823	NMC 990654
2135	SH 171	04/24/08	HYCROFT RES & DEV INC	NMC 990824	NMC 990654
2136	SH 172	04/24/08	HYCROFT RES & DEV INC	NMC 990825	NMC 990654
2137	SH 173	04/24/08	HYCROFT RES & DEV INC	NMC 990826	NMC 990654
2138	SH 174	04/24/08	HYCROFT RES & DEV INC	NMC 990827	NMC 990654
2139	SH 175	04/24/08	HYCROFT RES & DEV INC	NMC 990828	NMC 990654
2140	SH 176	04/24/08	HYCROFT RES & DEV INC	NMC 990829	NMC 990654
2141	SH 177	04/24/08	HYCROFT RES & DEV INC	NMC 990830	NMC 990654
2142	SH 178	04/24/08	HYCROFT RES & DEV INC	NMC 990831	NMC 990654
2143	SH 179	04/24/08	HYCROFT RES & DEV INC	NMC 990832	NMC 990654
2144	SH 180	04/24/08	HYCROFT RES & DEV INC	NMC 990833	NMC 990654
2145	SH 181	04/24/08	HYCROFT RES & DEV INC	NMC 990834	NMC 990654
2146	SH 182	04/24/08	HYCROFT RES & DEV INC	NMC 990835	NMC 990654
2147	SH 183	04/24/08	HYCROFT RES & DEV INC	NMC 990836	NMC 990654
2148	SH 184	04/24/08	HYCROFT RES & DEV INC	NMC 990837	NMC 990654
2149	SH 185	04/24/08	HYCROFT RES & DEV INC	NMC 990838	NMC 990654
2150	SH 186	04/24/08	HYCROFT RES & DEV INC	NMC 990839	NMC 990654
2151	SH 187	04/24/08	HYCROFT RES & DEV INC	NMC 990840	NMC 990654
2152	SH 188	04/24/08	HYCROFT RES & DEV INC	NMC 990841	NMC 990654

Hycroft Mine	Page 159
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2153	SH 189	04/24/08	HYCROFT RES & DEV INC	NMC 990842	NMC 990654
2154	SH 190	04/24/08	HYCROFT RES & DEV INC	NMC 990843	NMC 990654
2155	SH 191	04/24/08	HYCROFT RES & DEV INC	NMC 990844	NMC 990654
2156	SH 192	04/24/08	HYCROFT RES & DEV INC	NMC 990845	NMC 990654
2157	SH 193	04/24/08	HYCROFT RES & DEV INC	NMC 990846	NMC 990654
2158	SH 194	04/24/08	HYCROFT RES & DEV INC	NMC 990847	NMC 990654
2159	SH 195	04/24/08	HYCROFT RES & DEV INC	NMC 990848	NMC 990654
2160	SH 196	04/24/08	HYCROFT RES & DEV INC	NMC 990849	NMC 990654
2161	SH 197	04/24/08	HYCROFT RES & DEV INC	NMC 990850	NMC 990654
2162	SH 198	04/24/08	HYCROFT RES & DEV INC	NMC 990851	NMC 990654
2163	SH 199	04/24/08	HYCROFT RES & DEV INC	NMC 990852	NMC 990654
2164	SH 200	04/24/08	HYCROFT RES & DEV INC	NMC 990853	NMC 990654
2165	SH 201	04/24/08	HYCROFT RES & DEV INC	NMC 990854	NMC 990654
2166	SH 202	04/24/08	HYCROFT RES & DEV INC	NMC 990855	NMC 990654
2167	SH 203	04/24/08	HYCROFT RES & DEV INC	NMC 990856	NMC 990654
2168	SH 204	04/24/08	HYCROFT RES & DEV INC	NMC 990857	NMC 990654
2169	SH 205	04/24/08	HYCROFT RES & DEV INC	NMC 990858	NMC 990654
2170	SH 206	04/24/08	HYCROFT RES & DEV INC	NMC 990859	NMC 990654
2171	SH 207	04/24/08	HYCROFT RES & DEV INC	NMC 990860	NMC 990654
2172	SH 208	04/24/08	HYCROFT RES & DEV INC	NMC 990861	NMC 990654
2173	SH 209	04/24/08	HYCROFT RES & DEV INC	NMC 990862	NMC 990654
2174	SH 210	04/24/08	HYCROFT RES & DEV INC	NMC 990863	NMC 990654
2175	SH 211	04/24/08	HYCROFT RES & DEV INC	NMC 990864	NMC 990654
2176	SH 212	04/24/08	HYCROFT RES & DEV INC	NMC 990865	NMC 990654
2177	SH 213	04/24/08	HYCROFT RES & DEV INC	NMC 990866	NMC 990654
2178	SH 214	04/24/08	HYCROFT RES & DEV INC	NMC 990867	NMC 990654
2179	SH 215	04/24/08	HYCROFT RES & DEV INC	NMC 990868	NMC 990654
2180	SH 216	04/24/08	HYCROFT RES & DEV INC	NMC 990869	NMC 990654
2181	SH 217	04/24/08	HYCROFT RES & DEV INC	NMC 990870	NMC 990654
2182	SH 218	04/24/08	HYCROFT RES & DEV INC	NMC 990871	NMC 990654
2183	SH 219	04/24/08	HYCROFT RES & DEV INC	NMC 990872	NMC 990654
2184	SH 220	04/24/08	HYCROFT RES & DEV INC	NMC 990873	NMC 990654
2185	SH 221	04/24/08	HYCROFT RES & DEV INC	NMC 990874	NMC 990654
2186	SH 222	04/24/08	HYCROFT RES & DEV INC	NMC 990875	NMC 990654
2187	SH 223	04/24/08	HYCROFT RES & DEV INC	NMC 990876	NMC 990654
2188	SH 224	04/24/08	HYCROFT RES & DEV INC	NMC 990877	NMC 990654
2189	SH 225	04/24/08	HYCROFT RES & DEV INC	NMC 990878	NMC 990654
2190	SH 226	04/24/08	HYCROFT RES & DEV INC	NMC 990879	NMC 990654
2191	SH 227	04/24/08	HYCROFT RES & DEV INC	NMC 990880	NMC 990654
2192	SH 228	04/24/08	HYCROFT RES & DEV INC	NMC 990881	NMC 990654
2193	SH 229	04/24/08	HYCROFT RES & DEV INC	NMC 990882	NMC 990654
2194	SH 230	04/24/08	HYCROFT RES & DEV INC	NMC 990883	NMC 990654
2195	SH 231	04/23/08	HYCROFT RES & DEV INC	NMC 990884	NMC 990654
2196	SH 232	04/23/08	HYCROFT RES & DEV INC	NMC 990885	NMC 990654

Hycroft Mine	Page 160
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2197	SH 233	04/23/08	HYCROFT RES & DEV INC	NMC 990886	NMC 990654
2198	SH 234	04/23/08	HYCROFT RES & DEV INC	NMC 990887	NMC 990654
2199	SH 235	04/23/08	HYCROFT RES & DEV INC	NMC 990888	NMC 990654
2200	SH 236	04/23/08	HYCROFT RES & DEV INC	NMC 990889	NMC 990654
2201	SH 237	04/23/08	HYCROFT RES & DEV INC	NMC 990890	NMC 990654
2202	SH 238	04/23/08	HYCROFT RES & DEV INC	NMC 990891	NMC 990654
2203	SH 239	04/23/08	HYCROFT RES & DEV INC	NMC 990892	NMC 990654
2204	SH 240	04/23/08	HYCROFT RES & DEV INC	NMC 990893	NMC 990654
2205	SH 241	04/23/08	HYCROFT RES & DEV INC	NMC 990894	NMC 990654
2206	SH 244	04/23/08	HYCROFT RES & DEV INC	NMC 990895	NMC 990654
2207	SH 245	04/23/08	HYCROFT RES & DEV INC	NMC 990896	NMC 990654
2208	SH 246	04/23/08	HYCROFT RES & DEV INC	NMC 990897	NMC 990654
2209	SH 242	04/23/08	HYCROFT RES & DEV INC	NMC 990898	NMC 990654
2210	SH 243	04/23/08	HYCROFT RES & DEV INC	NMC 990899	NMC 990654
2211	SH 247	04/23/08	HYCROFT RES & DEV INC	NMC 990900	NMC 990654
2212	SH 250	04/23/08	HYCROFT RES & DEV INC	NMC 990901	NMC 990654
2213	SH 251	04/23/08	HYCROFT RES & DEV INC	NMC 990902	NMC 990654
2214	SH 252	04/25/08	HYCROFT RES & DEV INC	NMC 990903	NMC 990654
2215	SH 253	04/25/08	HYCROFT RES & DEV INC	NMC 990904	NMC 990654
2216	SH 249	04/23/08	HYCROFT RES & DEV INC	NMC 990905	NMC 990654
2217	SH 254	04/25/08	HYCROFT RES & DEV INC	NMC 990906	NMC 990654
2218	SH 255	04/25/08	HYCROFT RES & DEV INC	NMC 990907	NMC 990654
2219	SH 256	04/25/08	HYCROFT RES & DEV INC	NMC 990908	NMC 990654
2220	SH 257	04/25/08	HYCROFT RES & DEV INC	NMC 990909	NMC 990654
2221	SH 258	04/25/08	HYCROFT RES & DEV INC	NMC 990910	NMC 990654
2222	SH 259	04/25/08	HYCROFT RES & DEV INC	NMC 990911	NMC 990654
2223	SH 260	04/25/08	HYCROFT RES & DEV INC	NMC 990912	NMC 990654
2224	SH 261	04/25/08	HYCROFT RES & DEV INC	NMC 990913	NMC 990654
2225	SH 262	04/25/08	HYCROFT RES & DEV INC	NMC 990914	NMC 990654
2226	SH 263	04/25/08	HYCROFT RES & DEV INC	NMC 990915	NMC 990654
2227	SH 264	04/25/08	HYCROFT RES & DEV INC	NMC 990916	NMC 990654
2228	SH 265	04/25/08	HYCROFT RES & DEV INC	NMC 990917	NMC 990654
2229	SH 266	04/25/08	HYCROFT RES & DEV INC	NMC 990918	NMC 990654
2230	SH 267	04/23/08	HYCROFT RES & DEV INC	NMC 990919	NMC 990654
2231	SH 268	04/23/08	HYCROFT RES & DEV INC	NMC 990920	NMC 990654
2232	SH 269	04/23/08	HYCROFT RES & DEV INC	NMC 990921	NMC 990654
2233	SH 270	04/23/08	HYCROFT RES & DEV INC	NMC 990922	NMC 990654
2234	SH 271	04/23/08	HYCROFT RES & DEV INC	NMC 990923	NMC 990654
2235	SH 272	04/23/08	HYCROFT RES & DEV INC	NMC 990924	NMC 990654
2236	SH 273	04/23/08	HYCROFT RES & DEV INC	NMC 990925	NMC 990654
2237	SH 274	04/23/08	HYCROFT RES & DEV INC	NMC 990926	NMC 990654
2238	SH 275	04/23/08	HYCROFT RES & DEV INC	NMC 990927	NMC 990654
2239	SH 276	04/23/08	HYCROFT RES & DEV INC	NMC 990928	NMC 990654
2240	SH 277	04/23/08	HYCROFT RES & DEV INC	NMC 990929	NMC 990654

Hycroft Mine	Page 161
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2241	SH 278	04/22/08	HYCROFT RES & DEV INC	NMC 990930	NMC 990654
2242	SH 279	04/22/08	HYCROFT RES & DEV INC	NMC 990931	NMC 990654
2243	SH 280	04/22/08	HYCROFT RES & DEV INC	NMC 990932	NMC 990654
2244	SH 281	04/22/08	HYCROFT RES & DEV INC	NMC 990933	NMC 990654
2245	SH 282	04/22/08	HYCROFT RES & DEV INC	NMC 990934	NMC 990654
2246	SH 283	04/22/08	HYCROFT RES & DEV INC	NMC 990935	NMC 990654
2247	SH 284	04/22/08	HYCROFT RES & DEV INC	NMC 990936	NMC 990654
2248	SH 285	04/22/08	HYCROFT RES & DEV INC	NMC 990937	NMC 990654
2249	SH 286	04/22/08	HYCROFT RES & DEV INC	NMC 990938	NMC 990654
2250	SH 287	04/22/08	HYCROFT RES & DEV INC	NMC 990939	NMC 990654
2251	SH 288	04/22/08	HYCROFT RES & DEV INC	NMC 990940	NMC 990654
2252	SH 289	04/22/08	HYCROFT RES & DEV INC	NMC 990941	NMC 990654
2253	SH 290	04/22/08	HYCROFT RES & DEV INC	NMC 990942	NMC 990654
2254	SH 291	04/22/08	HYCROFT RES & DEV INC	NMC 990943	NMC 990654
2255	SH 292	04/22/08	HYCROFT RES & DEV INC	NMC 990944	NMC 990654
2256	SH 293	04/22/08	HYCROFT RES & DEV INC	NMC 990945	NMC 990654
2257	SH 294	04/22/08	HYCROFT RES & DEV INC	NMC 990946	NMC 990654
2258	SH 295	04/22/08	HYCROFT RES & DEV INC	NMC 990947	NMC 990654
2259	SH 296	04/22/08	HYCROFT RES & DEV INC	NMC 990948	NMC 990654
2260	SH 299	04/22/08	HYCROFT RES & DEV INC	NMC 990949	NMC 990654
2261	SH 300	04/22/08	HYCROFT RES & DEV INC	NMC 990950	NMC 990654
2262	SH 301	04/22/08	HYCROFT RES & DEV INC	NMC 990951	NMC 990654
2263	SH 302	04/22/08	HYCROFT RES & DEV INC	NMC 990952	NMC 990654
2264	SH 303	04/22/08	HYCROFT RES & DEV INC	NMC 990953	NMC 990654
2265	SH 304	04/22/08	HYCROFT RES & DEV INC	NMC 990954	NMC 990654
2266	SH 305	04/22/08	HYCROFT RES & DEV INC	NMC 990955	NMC 990654
2267	SH 297	04/22/08	HYCROFT RES & DEV INC	NMC 990956	NMC 990654
2268	SH 298	04/22/08	HYCROFT RES & DEV INC	NMC 990957	NMC 990654
2269	SH 306	04/22/08	HYCROFT RES & DEV INC	NMC 990958	NMC 990654
2270	SH 307	04/22/08	HYCROFT RES & DEV INC	NMC 990959	NMC 990654
2271	SH 308	04/22/08	HYCROFT RES & DEV INC	NMC 990960	NMC 990654
2272	SH 309	04/22/08	HYCROFT RES & DEV INC	NMC 990961	NMC 990654
2273	SH 310	04/22/08	HYCROFT RES & DEV INC	NMC 990962	NMC 990654
2274	SH 311	04/22/08	HYCROFT RES & DEV INC	NMC 990963	NMC 990654
2275	SH 312	04/22/08	HYCROFT RES & DEV INC	NMC 990964	NMC 990654
2276	SH 313	04/22/08	HYCROFT RES & DEV INC	NMC 990965	NMC 990654
2277	SH 314	04/22/08	HYCROFT RES & DEV INC	NMC 990966	NMC 990654
2278	SH 315	04/22/08	HYCROFT RES & DEV INC	NMC 990967	NMC 990654
2279	SH 316	04/22/08	HYCROFT RES & DEV INC	NMC 990968	NMC 990654
2280	SH 317	04/22/08	HYCROFT RES & DEV INC	NMC 990969	NMC 990654
2281	SH 318	04/22/08	HYCROFT RES & DEV INC	NMC 990970	NMC 990654
2282	SH 319	04/22/08	HYCROFT RES & DEV INC	NMC 990971	NMC 990654
2283	SH 320	04/22/08	HYCROFT RES & DEV INC	NMC 990972	NMC 990654
2284	SH 321	04/22/08	HYCROFT RES & DEV INC	NMC 990973	NMC 990654

Hycroft Mine	Page 162
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2285	SH 322	04/22/08	HYCROFT RES & DEV INC	NMC 990974	NMC 990654
2286	SH 323	04/22/08	HYCROFT RES & DEV INC	NMC 990975	NMC 990654
2287	SH 324	04/22/08	HYCROFT RES & DEV INC	NMC 990976	NMC 990654
2288	SH 325	04/22/08	HYCROFT RES & DEV INC	NMC 990977	NMC 990654
2289	SH 326	04/22/08	HYCROFT RES & DEV INC	NMC 990978	NMC 990654
2290	SH 327	04/22/08	HYCROFT RES & DEV INC	NMC 990979	NMC 990654
2291	SH 328	04/22/08	HYCROFT RES & DEV INC	NMC 990980	NMC 990654
2292	SH 329	04/22/08	HYCROFT RES & DEV INC	NMC 990981	NMC 990654
2293	SH 330	04/22/08	HYCROFT RES & DEV INC	NMC 990982	NMC 990654
2294	SH 331	04/22/08	HYCROFT RES & DEV INC	NMC 990983	NMC 990654
2295	SH 332	04/22/08	HYCROFT RES & DEV INC	NMC 990984	NMC 990654
2296	SH 333	04/22/08	HYCROFT RES & DEV INC	NMC 990985	NMC 990654
2297	SH 334	04/22/08	HYCROFT RES & DEV INC	NMC 990986	NMC 990654
2298	SH 335	04/22/08	HYCROFT RES & DEV INC	NMC 990987	NMC 990654
2299	SH 336	04/22/08	HYCROFT RES & DEV INC	NMC 990988	NMC 990654
2300	SH 337	04/22/08	HYCROFT RES & DEV INC	NMC 990989	NMC 990654
2301	SH 338	04/22/08	HYCROFT RES & DEV INC	NMC 990990	NMC 990654
2302	SH 339	04/22/08	HYCROFT RES & DEV INC	NMC 990991	NMC 990654
2303	SH 340	04/22/08	HYCROFT RES & DEV INC	NMC 990992	NMC 990654
2304	SH 341	04/22/08	HYCROFT RES & DEV INC	NMC 990993	NMC 990654
2305	SH 342	04/22/08	HYCROFT RES & DEV INC	NMC 990994	NMC 990654
2306	SH 343	04/22/08	HYCROFT RES & DEV INC	NMC 990995	NMC 990654
2307	SH 344	04/22/08	HYCROFT RES & DEV INC	NMC 990996	NMC 990654
2308	SH 345	04/22/08	HYCROFT RES & DEV INC	NMC 990997	NMC 990654
2309	SH 346	04/21/08	HYCROFT RES & DEV INC	NMC 990998	NMC 990654
2310	SH 347	04/21/08	HYCROFT RES & DEV INC	NMC 990999	NMC 990654
2311	SH 348	04/21/08	HYCROFT RES & DEV INC	NMC 991000	NMC 990654
2312	SH 349	04/21/08	HYCROFT RES & DEV INC	NMC 991001	NMC 990654
2313	SH 350	04/21/08	HYCROFT RES & DEV INC	NMC 991002	NMC 990654
2314	SH 351	04/21/08	HYCROFT RES & DEV INC	NMC 991003	NMC 990654
2315	SH 352	04/21/08	HYCROFT RES & DEV INC	NMC 991004	NMC 990654
2316	SH 353	04/21/08	HYCROFT RES & DEV INC	NMC 991005	NMC 990654
2317	SH 354	04/21/08	HYCROFT RES & DEV INC	NMC 991006	NMC 990654
2318	SH 355	04/21/08	HYCROFT RES & DEV INC	NMC 991007	NMC 990654
2319	SH 356	04/21/08	HYCROFT RES & DEV INC	NMC 991008	NMC 990654
2320	SH 357	04/21/08	HYCROFT RES & DEV INC	NMC 991009	NMC 990654
2321	SH 358	04/21/08	HYCROFT RES & DEV INC	NMC 991010	NMC 990654
2322	SH 359	04/21/08	HYCROFT RES & DEV INC	NMC 991011	NMC 990654
2323	SH 360	04/21/08	HYCROFT RES & DEV INC	NMC 991012	NMC 990654
2324	SH 361	04/21/08	HYCROFT RES & DEV INC	NMC 991013	NMC 990654
2325	SH 362	04/21/08	HYCROFT RES & DEV INC	NMC 991014	NMC 990654
2326	SH 363	04/21/08	HYCROFT RES & DEV INC	NMC 991015	NMC 990654
2327	SH 364	04/21/08	HYCROFT RES & DEV INC	NMC 991016	NMC 990654
2328	SH 365	04/21/08	HYCROFT RES & DEV INC	NMC 991017	NMC 990654

Hycroft Mine	Page 163
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2329	SH 366	04/21/08	HYCROFT RES & DEV INC	NMC 991018	NMC 990654
2330	SH 367	04/21/08	HYCROFT RES & DEV INC	NMC 991019	NMC 990654
2331	SH 368	04/21/08	HYCROFT RES & DEV INC	NMC 991020	NMC 990654
2332	SH 369	04/21/08	HYCROFT RES & DEV INC	NMC 991021	NMC 990654
2333	SH 370	04/21/08	HYCROFT RES & DEV INC	NMC 991022	NMC 990654
2334	SH 371	04/21/08	HYCROFT RES & DEV INC	NMC 991023	NMC 990654
2335	SH 372	04/21/08	HYCROFT RES & DEV INC	NMC 991024	NMC 990654
2336	SH 373	04/21/08	HYCROFT RES & DEV INC	NMC 991025	NMC 990654
2337	SH 374	04/21/08	HYCROFT RES & DEV INC	NMC 991026	NMC 990654
2338	SH 375	04/21/08	HYCROFT RES & DEV INC	NMC 991027	NMC 990654
2339	SH 376	04/21/08	HYCROFT RES & DEV INC	NMC 991028	NMC 990654
2340	SH 377	04/21/08	HYCROFT RES & DEV INC	NMC 991029	NMC 990654
2341	SH 378	04/21/08	HYCROFT RES & DEV INC	NMC 991030	NMC 990654
2342	SH 379	04/21/08	HYCROFT RES & DEV INC	NMC 991031	NMC 990654
2343	SH 380	04/21/08	HYCROFT RES & DEV INC	NMC 991032	NMC 990654
2344	SH 381	04/21/08	HYCROFT RES & DEV INC	NMC 991033	NMC 990654
2345	SH 382	04/21/08	HYCROFT RES & DEV INC	NMC 991034	NMC 990654
2346	SH 383	04/21/08	HYCROFT RES & DEV INC	NMC 991035	NMC 990654
2347	SH 384	04/21/08	HYCROFT RES & DEV INC	NMC 991036	NMC 990654
2348	SH 385	04/21/08	HYCROFT RES & DEV INC	NMC 991037	NMC 990654
2349	SH 386	04/21/08	HYCROFT RES & DEV INC	NMC 991038	NMC 990654
2350	SH 387	04/21/08	HYCROFT RES & DEV INC	NMC 991039	NMC 990654
2351	SH 388	04/21/08	HYCROFT RES & DEV INC	NMC 991040	NMC 990654
2352	SH 389	04/21/08	HYCROFT RES & DEV INC	NMC 991041	NMC 990654
2353	SH 390	04/21/08	HYCROFT RES & DEV INC	NMC 991042	NMC 990654
2354	SH 391	04/21/08	HYCROFT RES & DEV INC	NMC 991043	NMC 990654
2355	SH 392	04/21/08	HYCROFT RES & DEV INC	NMC 991044	NMC 990654
2356	SH 393	04/21/08	HYCROFT RES & DEV INC	NMC 991045	NMC 990654
2357	SH 394	04/21/08	HYCROFT RES & DEV INC	NMC 991046	NMC 990654
2358	SH 395	04/21/08	HYCROFT RES & DEV INC	NMC 991047	NMC 990654
2359	SH 396	04/21/08	HYCROFT RES & DEV INC	NMC 991048	NMC 990654
2360	SH 397	04/21/08	HYCROFT RES & DEV INC	NMC 991049	NMC 990654
2361	SH 398	04/21/08	HYCROFT RES & DEV INC	NMC 991050	NMC 990654
2362	SH 399	04/21/08	HYCROFT RES & DEV INC	NMC 991051	NMC 990654
2363	SH 400	04/21/08	HYCROFT RES & DEV INC	NMC 991052	NMC 990654
2364	SH 401	04/21/08	HYCROFT RES & DEV INC	NMC 991053	NMC 990654
2365	SH 402	04/21/08	HYCROFT RES & DEV INC	NMC 991054	NMC 990654
2366	SH 403	04/21/08	HYCROFT RES & DEV INC	NMC 991055	NMC 990654
2367	SH 404	04/21/08	HYCROFT RES & DEV INC	NMC 991056	NMC 990654
2368	SH 405	04/21/08	HYCROFT RES & DEV INC	NMC 991057	NMC 990654
2369	SH 406	04/21/08	HYCROFT RES & DEV INC	NMC 991058	NMC 990654
2370	SH 407	04/21/08	HYCROFT RES & DEV INC	NMC 991059	NMC 990654
2371	SH 408	04/21/08	HYCROFT RES & DEV INC	NMC 991060	NMC 990654
2372	SH 409	04/21/08	HYCROFT RES & DEV INC	NMC 991061	NMC 990654

Hycroft Mine	Page 164
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2373	SH 410	04/21/08	HYCROFT RES & DEV INC	NMC 991062	NMC 990654
2374	SH 411	04/21/08	HYCROFT RES & DEV INC	NMC 991063	NMC 990654
2375	SH 412	04/21/08	HYCROFT RES & DEV INC	NMC 991064	NMC 990654
2376	SH 413	04/21/08	HYCROFT RES & DEV INC	NMC 991065	NMC 990654
2377	SH 414	04/21/08	HYCROFT RES & DEV INC	NMC 991066	NMC 990654
2378	SH 415	04/21/08	HYCROFT RES & DEV INC	NMC 991067	NMC 990654
2379	SH 416	04/21/08	HYCROFT RES & DEV INC	NMC 991068	NMC 990654
2380	SH 417	04/21/08	HYCROFT RES & DEV INC	NMC 991069	NMC 990654
2381	SH 418	04/21/08	HYCROFT RES & DEV INC	NMC 991070	NMC 990654
2382	SH 419	04/21/08	HYCROFT RES & DEV INC	NMC 991071	NMC 990654
2383	SH 420	04/21/08	HYCROFT RES & DEV INC	NMC 991072	NMC 990654
2384	SH 421	04/21/08	HYCROFT RES & DEV INC	NMC 991073	NMC 990654
2385	SH 422	04/21/08	HYCROFT RES & DEV INC	NMC 991074	NMC 990654
2386	SH 423	04/21/08	HYCROFT RES & DEV INC	NMC 991075	NMC 990654
2387	SH 424	04/21/08	HYCROFT RES & DEV INC	NMC 991076	NMC 990654
2388	SH 425	04/21/08	HYCROFT RES & DEV INC	NMC 991077	NMC 990654
2389	SH 426	04/21/08	HYCROFT RES & DEV INC	NMC 991078	NMC 990654
2390	SH 427	04/21/08	HYCROFT RES & DEV INC	NMC 991079	NMC 990654
2391	SH 428	04/21/08	HYCROFT RES & DEV INC	NMC 991080	NMC 990654
2392	SH 429	04/21/08	HYCROFT RES & DEV INC	NMC 991081	NMC 990654
2393	SH 430	04/21/08	HYCROFT RES & DEV INC	NMC 991082	NMC 990654
2394	SH 431	04/21/08	HYCROFT RES & DEV INC	NMC 991083	NMC 990654
2395	SH 432	04/21/08	HYCROFT RES & DEV INC	NMC 991084	NMC 990654
2396	SH 433	04/21/08	HYCROFT RES & DEV INC	NMC 991085	NMC 990654
2397	SH 434	04/21/08	HYCROFT RES & DEV INC	NMC 991086	NMC 990654
2398	SH 436	04/21/08	HYCROFT RES & DEV INC	NMC 991087	NMC 990654
2399	SH 437	04/21/08	HYCROFT RES & DEV INC	NMC 991088	NMC 990654
2400	SH 438	04/21/08	HYCROFT RES & DEV INC	NMC 991089	NMC 990654
2401	SH 439	04/21/08	HYCROFT RES & DEV INC	NMC 991090	NMC 990654
2402	SH 440	04/21/08	HYCROFT RES & DEV INC	NMC 991091	NMC 990654
2403	SH 441	04/21/08	HYCROFT RES & DEV INC	NMC 991092	NMC 990654
2404	SH 442	04/21/08	HYCROFT RES & DEV INC	NMC 991093	NMC 990654
2405	SH 443	04/21/08	HYCROFT RES & DEV INC	NMC 991094	NMC 990654
2406	SH 444	04/21/08	HYCROFT RES & DEV INC	NMC 991095	NMC 990654
2407	SH 445	04/21/08	HYCROFT RES & DEV INC	NMC 991096	NMC 990654
2408	SH 446	04/21/08	HYCROFT RES & DEV INC	NMC 991097	NMC 990654
2409	SH 447	04/21/08	HYCROFT RES & DEV INC	NMC 991098	NMC 990654
2410	SH 448	04/21/08	HYCROFT RES & DEV INC	NMC 991099	NMC 990654
2411	SH 449	04/21/08	HYCROFT RES & DEV INC	NMC 991100	NMC 990654
2412	SH 450	04/21/08	HYCROFT RES & DEV INC	NMC 991101	NMC 990654
2413	SH 451	04/21/08	HYCROFT RES & DEV INC	NMC 991102	NMC 990654
2414	SH 452	04/21/08	HYCROFT RES & DEV INC	NMC 991103	NMC 990654
2415	SH 453	04/21/08	HYCROFT RES & DEV INC	NMC 991104	NMC 990654
2416	SH 454	04/21/08	HYCROFT RES & DEV INC	NMC 991105	NMC 990654

Hycroft Mine	Page 165
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2417	SH 455	04/21/08	HYCROFT RES & DEV INC	NMC 991106	NMC 990654
2418	SH 456	04/21/08	HYCROFT RES & DEV INC	NMC 991107	NMC 990654
2419	SH 457	04/22/08	HYCROFT RES & DEV INC	NMC 991108	NMC 990654
2420	SH 458	04/22/08	HYCROFT RES & DEV INC	NMC 991109	NMC 990654
2421	SH 459	04/22/08	HYCROFT RES & DEV INC	NMC 991110	NMC 990654
2422	SH 460	04/22/08	HYCROFT RES & DEV INC	NMC 991111	NMC 990654
2423	SH 461	04/22/08	HYCROFT RES & DEV INC	NMC 991112	NMC 990654
2424	SH 462	04/22/08	HYCROFT RES & DEV INC	NMC 991113	NMC 990654
2425	SH 463	04/22/08	HYCROFT RES & DEV INC	NMC 991114	NMC 990654
2426	SH 464	04/22/08	HYCROFT RES & DEV INC	NMC 991115	NMC 990654
2427	SH 465	04/22/08	HYCROFT RES & DEV INC	NMC 991116	NMC 990654
2428	SH 466	04/22/08	HYCROFT RES & DEV INC	NMC 991117	NMC 990654
2429	SH 467	04/22/08	HYCROFT RES & DEV INC	NMC 991118	NMC 990654
2430	SH 468	04/22/08	HYCROFT RES & DEV INC	NMC 991119	NMC 990654
2431	SH 469	04/22/08	HYCROFT RES & DEV INC	NMC 991120	NMC 990654
2432	SH 470	04/22/08	HYCROFT RES & DEV INC	NMC 991121	NMC 990654
2433	SH 471	04/22/08	HYCROFT RES & DEV INC	NMC 991122	NMC 990654
2434	SH 472	04/22/08	HYCROFT RES & DEV INC	NMC 991123	NMC 990654
2435	SH 473	04/22/08	HYCROFT RES & DEV INC	NMC 991124	NMC 990654
2436	SH 474	04/22/08	HYCROFT RES & DEV INC	NMC 991125	NMC 990654
2437	SH 475	04/22/08	HYCROFT RES & DEV INC	NMC 991126	NMC 990654
2438	SH 476	04/22/08	HYCROFT RES & DEV INC	NMC 991127	NMC 990654
2439	SH 477	04/22/08	HYCROFT RES & DEV INC	NMC 991128	NMC 990654
2440	SH 478	04/22/08	HYCROFT RES & DEV INC	NMC 991129	NMC 990654
2441	SH 479	04/22/08	HYCROFT RES & DEV INC	NMC 991130	NMC 990654
2442	SH 480	04/22/08	HYCROFT RES & DEV INC	NMC 991131	NMC 990654
2443	SH 481	04/22/08	HYCROFT RES & DEV INC	NMC 991132	NMC 990654
2444	SH 482	04/22/08	HYCROFT RES & DEV INC	NMC 991133	NMC 990654
2445	SH 483	04/22/08	HYCROFT RES & DEV INC	NMC 991134	NMC 990654
2446	SH 484	04/22/08	HYCROFT RES & DEV INC	NMC 991135	NMC 990654
2447	SH 485	04/22/08	HYCROFT RES & DEV INC	NMC 991136	NMC 990654
2448	SH 486	04/22/08	HYCROFT RES & DEV INC	NMC 991137	NMC 990654
2449	SH 487	04/22/08	HYCROFT RES & DEV INC	NMC 991138	NMC 990654
2450	SH 488	04/22/08	HYCROFT RES & DEV INC	NMC 991139	NMC 990654
2451	SH 489	04/22/08	HYCROFT RES & DEV INC	NMC 991140	NMC 990654
2452	SH 490	04/22/08	HYCROFT RES & DEV INC	NMC 991141	NMC 990654
2453	SH 491	04/22/08	HYCROFT RES & DEV INC	NMC 991142	NMC 990654
2454	SH 492	04/22/08	HYCROFT RES & DEV INC	NMC 991143	NMC 990654
2455	SH 493	04/22/08	HYCROFT RES & DEV INC	NMC 991144	NMC 990654
2456	SH 494	04/22/08	HYCROFT RES & DEV INC	NMC 991145	NMC 990654
2457	SH 495	04/22/08	HYCROFT RES & DEV INC	NMC 991146	NMC 990654
2458	SH 496	04/22/08	HYCROFT RES & DEV INC	NMC 991147	NMC 990654
2459	SH 497	04/22/08	HYCROFT RES & DEV INC	NMC 991148	NMC 990654
2460	SH 498	04/22/08	HYCROFT RES & DEV INC	NMC 991149	NMC 990654

Hycroft Mine	Page 166
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2461	SH 499	04/22/08	HYCROFT RES & DEV INC	NMC 991150	NMC 990654
2462	SH 500	04/22/08	HYCROFT RES & DEV INC	NMC 991151	NMC 990654
2463	SH 501	04/22/08	HYCROFT RES & DEV INC	NMC 991152	NMC 990654
2464	SH 502	04/22/08	HYCROFT RES & DEV INC	NMC 991153	NMC 990654
2465	SH 503	04/22/08	HYCROFT RES & DEV INC	NMC 991154	NMC 990654
2466	SH 504	04/22/08	HYCROFT RES & DEV INC	NMC 991155	NMC 990654
2467	SH 505	04/22/08	HYCROFT RES & DEV INC	NMC 991156	NMC 990654
2468	SH 506	04/22/08	HYCROFT RES & DEV INC	NMC 991157	NMC 990654
2469	SH 507	04/22/08	HYCROFT RES & DEV INC	NMC 991158	NMC 990654
2470	SH 508	04/22/08	HYCROFT RES & DEV INC	NMC 991159	NMC 990654
2471	SH 509	04/22/08	HYCROFT RES & DEV INC	NMC 991160	NMC 990654
2472	SH 510	04/22/08	HYCROFT RES & DEV INC	NMC 991161	NMC 990654
2473	SH 511	04/22/08	HYCROFT RES & DEV INC	NMC 991162	NMC 990654
2474	SH 512	04/22/08	HYCROFT RES & DEV INC	NMC 991163	NMC 990654
2475	SH 513	04/22/08	HYCROFT RES & DEV INC	NMC 991164	NMC 990654
2476	SH 514	04/22/08	HYCROFT RES & DEV INC	NMC 991165	NMC 990654
2477	SH 515	04/22/08	HYCROFT RES & DEV INC	NMC 991166	NMC 990654
2478	SH 516	04/22/08	HYCROFT RES & DEV INC	NMC 991167	NMC 990654
2479	SH 517	04/22/08	HYCROFT RES & DEV INC	NMC 991168	NMC 990654
2480	SH 518	04/22/08	HYCROFT RES & DEV INC	NMC 991169	NMC 990654
2481	SH 519	04/22/08	HYCROFT RES & DEV INC	NMC 991170	NMC 990654
2482	SH 520	04/22/08	HYCROFT RES & DEV INC	NMC 991171	NMC 990654
2483	SH 521	04/22/08	HYCROFT RES & DEV INC	NMC 991172	NMC 990654
2484	SH 522	04/22/08	HYCROFT RES & DEV INC	NMC 991173	NMC 990654
2485	SH 523	04/22/08	HYCROFT RES & DEV INC	NMC 991174	NMC 990654
2486	SH 524	04/22/08	HYCROFT RES & DEV INC	NMC 991175	NMC 990654
2487	SH 525	04/22/08	HYCROFT RES & DEV INC	NMC 991176	NMC 990654
2488	SH 526	04/22/08	HYCROFT RES & DEV INC	NMC 991177	NMC 990654
2489	SH 527	04/22/08	HYCROFT RES & DEV INC	NMC 991178	NMC 990654
2490	SH 528	04/22/08	HYCROFT RES & DEV INC	NMC 991179	NMC 990654
2491	SH 529	04/22/08	HYCROFT RES & DEV INC	NMC 991180	NMC 990654
2492	SH 530	04/22/08	HYCROFT RES & DEV INC	NMC 991181	NMC 990654
2493	SH 531	04/22/08	HYCROFT RES & DEV INC	NMC 991182	NMC 990654
2494	SH 532	04/22/08	HYCROFT RES & DEV INC	NMC 991183	NMC 990654
2495	SH 533	04/22/08	HYCROFT RES & DEV INC	NMC 991184	NMC 990654
2496	SH 534	04/22/08	HYCROFT RES & DEV INC	NMC 991185	NMC 990654
2497	SH 535	04/22/08	HYCROFT RES & DEV INC	NMC 991186	NMC 990654
2498	SH 536	04/22/08	HYCROFT RES & DEV INC	NMC 991187	NMC 990654
2499	SH 537	04/22/08	HYCROFT RES & DEV INC	NMC 991188	NMC 990654
2500	SH 538	04/22/08	HYCROFT RES & DEV INC	NMC 991189	NMC 990654
2501	SH 539	04/22/08	HYCROFT RES & DEV INC	NMC 991190	NMC 990654
2502	SH 540	04/22/08	HYCROFT RES & DEV INC	NMC 991191	NMC 990654
2503	SH 541	04/22/08	HYCROFT RES & DEV INC	NMC 991192	NMC 990654
2504	SH 542	04/22/08	HYCROFT RES & DEV INC	NMC 991193	NMC 990654

Hycroft Mine	Page 167
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2505	SH 543	04/22/08	HYCROFT RES & DEV INC	NMC 991194	NMC 990654
2506	SH 544	04/22/08	HYCROFT RES & DEV INC	NMC 991195	NMC 990654
2507	SH 545	04/22/08	HYCROFT RES & DEV INC	NMC 991196	NMC 990654
2508	SH 546	04/22/08	HYCROFT RES & DEV INC	NMC 991197	NMC 990654
2509	SH 547	04/22/08	HYCROFT RES & DEV INC	NMC 991198	NMC 990654
2510	SH 548	04/22/08	HYCROFT RES & DEV INC	NMC 991199	NMC 990654
2511	SH 549	04/22/08	HYCROFT RES & DEV INC	NMC 991200	NMC 990654
2512	SH 550	04/22/08	HYCROFT RES & DEV INC	NMC 991201	NMC 990654
2513	SH 551	04/22/08	HYCROFT RES & DEV INC	NMC 991202	NMC 990654
2514	SH 552	04/22/08	HYCROFT RES & DEV INC	NMC 991203	NMC 990654
2515	SH 553	04/22/08	HYCROFT RES & DEV INC	NMC 991204	NMC 990654
2516	SH 554	04/22/08	HYCROFT RES & DEV INC	NMC 991205	NMC 990654
2517	SH 555	04/22/08	HYCROFT RES & DEV INC	NMC 991206	NMC 990654
2518	SH 556	04/22/08	HYCROFT RES & DEV INC	NMC 991207	NMC 990654
2519	SH 557	04/22/08	HYCROFT RES & DEV INC	NMC 991208	NMC 990654
2520	SH 248	04/23/08	HYCROFT RES & DEV INC	NMC 991209	NMC 990654
2521	SH 435	04/21/08	HYCROFT RES & DEV INC	NMC 991210	NMC 990654
2522	NC 1	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027839	NMC 1027839
2523	NC 2	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027840	NMC 1027839
2524	NC 3	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027841	NMC 1027839
2525	NC 4	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027842	NMC 1027839
2526	NC 5	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027843	NMC 1027839
2527	NC 6	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027844	NMC 1027839
2528	NC 7	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027845	NMC 1027839
2529	NC 8	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027846	NMC 1027839
2530	NC 9	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027847	NMC 1027839
2531	NC 10	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027848	NMC 1027839
2532	NC 11	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027849	NMC 1027839
2533	NC 12	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027850	NMC 1027839
2534	NC 13	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027851	NMC 1027839
2535	NC 14	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027852	NMC 1027839

Hycroft Mine	Page 168
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2536	NC 15	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027853	NMC 1027839
2537	NC 16	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027854	NMC 1027839
2538	NC 17	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027855	NMC 1027839
2539	NC 18	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027856	NMC 1027839
2540	NC 19	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027857	NMC 1027839
2541	NC 20	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027858	NMC 1027839
2542	NC 21	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027859	NMC 1027839
2543	NC 22	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027860	NMC 1027839
2544	NC 23	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027861	NMC 1027839
2545	NC 24	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027862	NMC 1027839
2546	NC 25	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027863	NMC 1027839
2547	NC 26	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027864	NMC 1027839
2548	NC 27	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027865	NMC 1027839
2549	NC 28	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027866	NMC 1027839
2550	NC 29	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027867	NMC 1027839
2551	NC 30	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027868	NMC 1027839
2552	NC 31	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027869	NMC 1027839
2553	NC 32	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027870	NMC 1027839
2554	NC 33	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027871	NMC 1027839
2555	NC 34	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027872	NMC 1027839
2556	NC 35	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027873	NMC 1027839
2557	NC 36	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027874	NMC 1027839
2558	NC 37	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027875	NMC 1027839

Hycroft Mine	Page 169
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2559	NC 38	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027876	NMC 1027839
2560	NC 39	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027877	NMC 1027839
2561	NC 40	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027878	NMC 1027839
2562	NC 41	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027879	NMC 1027839
2563	NC 42	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027880	NMC 1027839
2564	NC 43	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027881	NMC 1027839
2565	NC 44	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027882	NMC 1027839
2566	NC 45	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027883	NMC 1027839
2567	NC 46	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027884	NMC 1027839
2568	NC 47	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027885	NMC 1027839
2569	NC 48	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027886	NMC 1027839
2570	NC 49	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027887	NMC 1027839
2571	NC 50	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027888	NMC 1027839
2572	NC 51	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027889	NMC 1027839
2573	NC 52	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027890	NMC 1027839
2574	NC 53	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027891	NMC 1027839
2575	NC 54	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027892	NMC 1027839
2576	NC 55	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027893	NMC 1027839
2577	NC 56	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027894	NMC 1027839
2578	NC 57	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027895	NMC 1027839
2579	NC 58	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027896	NMC 1027839
2580	NC 59	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027897	NMC 1027839
2581	NC 60	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027898	NMC 1027839

Hycroft Mine	Page 170
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2582	NC 61	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027899	NMC 1027839
2583	NC 62	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027900	NMC 1027839
2584	NC 63	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027901	NMC 1027839
2585	NC 64	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027902	NMC 1027839
2586	NC 65	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027903	NMC 1027839
2587	NC 66	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027904	NMC 1027839
2588	NC 67	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027905	NMC 1027839
2589	NC 68	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027906	NMC 1027839
2590	NC 69	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027907	NMC 1027839
2591	NC 70	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027908	NMC 1027839
2592	NC 71	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027909	NMC 1027839
2593	NC 72	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027910	NMC 1027839
2594	NC 73	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027911	NMC 1027839
2595	NC 74	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027912	NMC 1027839
2596	NC 75	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027913	NMC 1027839
2597	NC 76	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027914	NMC 1027839
2598	NC 77	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027915	NMC 1027839
2599	NC 78	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027916	NMC 1027839
2600	NC 79	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027917	NMC 1027839
2601	NC 80	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027918	NMC 1027839
2602	NC 81	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027919	NMC 1027839
2603	NC 82	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027920	NMC 1027839
2604	NC 83	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027921	NMC 1027839

Hycroft Mine	Page 171
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2605	NC 84	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027922	NMC 1027839
2606	NC 85	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027923	NMC 1027839
2607	NC 86	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027924	NMC 1027839
2608	NC 87	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027925	NMC 1027839
2609	NC 88	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027926	NMC 1027839
2610	NC 89	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027927	NMC 1027839
2611	NC 90	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027928	NMC 1027839
2612	NC 91	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027929	NMC 1027839
2613	NC 92	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027930	NMC 1027839
2614	NC 93	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027931	NMC 1027839
2615	NC 94	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027932	NMC 1027839
2616	NC 95	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027933	NMC 1027839
2617	NC 96	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027934	NMC 1027839
2618	NC 97	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027935	NMC 1027839
2619	NC 98	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027936	NMC 1027839
2620	NC 99	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027937	NMC 1027839
2621	NC 100	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027938	NMC 1027839
2622	NC 101	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027939	NMC 1027839
2623	NC 102	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027940	NMC 1027839
2624	NC 103	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027941	NMC 1027839
2625	NC 104	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027942	NMC 1027839
2626	NC 105	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027943	NMC 1027839
2627	NC 106	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027944	NMC 1027839

Hycroft Mine	Page 172
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2628	NC 107	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027945	NMC 1027839
2629	NC 108	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027946	NMC 1027839
2630	NC 109	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027947	NMC 1027839
2631	NC 110	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027948	NMC 1027839
2632	NC 111	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027949	NMC 1027839
2633	NC 112	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027950	NMC 1027839
2634	NC 113	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027951	NMC 1027839
2635	NC 114	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027952	NMC 1027839
2636	NC 115	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027953	NMC 1027839
2637	NC 116	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027954	NMC 1027839
2638	NC 117	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027955	NMC 1027839
2639	NC 118	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027956	NMC 1027839
2640	NC 119	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027957	NMC 1027839
2641	NC 120	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027958	NMC 1027839
2642	NC 121	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027959	NMC 1027839
2643	NC 122	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027960	NMC 1027839
2644	NC 123	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027961	NMC 1027839
2645	NC 124	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027962	NMC 1027839
2646	NC 125	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027963	NMC 1027839
2647	NC 126	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027964	NMC 1027839
2648	NC 127	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027965	NMC 1027839
2649	NC 128	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027966	NMC 1027839
2650	NC 129	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027967	NMC 1027839

Hycroft Mine	Page 173
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2651	NC 130	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027968	NMC 1027839
2652	NC 131	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027969	NMC 1027839
2653	NC 132	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027970	NMC 1027839
2654	NC 133	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027971	NMC 1027839
2655	NC 134	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027972	NMC 1027839
2656	NC 135	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027973	NMC 1027839
2657	NC 136	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027974	NMC 1027839
2658	NC 137	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027975	NMC 1027839
2659	NC 138	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027976	NMC 1027839
2660	NC 139	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027977	NMC 1027839
2661	NC 140	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027978	NMC 1027839
2662	NC 141	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027979	NMC 1027839
2663	NC 142	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027980	NMC 1027839
2664	NC 143	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027981	NMC 1027839
2665	NC 144	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027982	NMC 1027839
2666	NC 145	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027983	NMC 1027839
2667	NC 146	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027984	NMC 1027839
2668	NC 147	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027985	NMC 1027839
2669	NC 148	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027986	NMC 1027839
2670	NC 149	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027987	NMC 1027839
2671	NC 150	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1027988	NMC 1027839
2672	NC 151	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027989	NMC 1027839
2673	NC 152	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027990	NMC 1027839

Hycroft Mine	Page 174
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2674	NC 153	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027991	NMC 1027839
2675	NC 154	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027992	NMC 1027839
2676	NC 155	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027993	NMC 1027839
2677	NC 156	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027994	NMC 1027839
2678	NC 157	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027995	NMC 1027839
2679	NC 158	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027996	NMC 1027839
2680	NC 159	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027997	NMC 1027839
2681	NC 160	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027998	NMC 1027839
2682	NC 161	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1027999	NMC 1027839
2683	NC 162	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028000	NMC 1027839
2684	NC 163	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028001	NMC 1027839
2685	NC 164	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028002	NMC 1027839
2686	NC 165	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028003	NMC 1027839
2687	NC 166	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028004	NMC 1027839
2688	NC 167	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028005	NMC 1027839
2689	NC 168	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028006	NMC 1027839
2690	NC 169	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028007	NMC 1027839
2691	NC 170	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028008	NMC 1027839
2692	NC 171	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028009	NMC 1027839
2693	NC 172	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028010	NMC 1027839
2694	NC 173	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028011	NMC 1027839
2695	NC 174	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028012	NMC 1027839
2696	NC 175	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028013	NMC 1027839

Hycroft Mine	Page 175
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2697	NC 176	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028014	NMC 1027839
2698	NC 177	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028015	NMC 1027839
2699	NC 178	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028016	NMC 1027839
2700	NC 179	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028017	NMC 1027839
2701	NC 180	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028018	NMC 1027839
2702	NC 181	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028019	NMC 1027839
2703	NC 182	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028020	NMC 1027839
2704	NC 183	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028021	NMC 1027839
2705	NC 184	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028022	NMC 1027839
2706	NC 185	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028023	NMC 1027839
2707	NC 186	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028024	NMC 1027839
2708	NC 187	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028025	NMC 1027839
2709	NC 188	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028026	NMC 1027839
2710	NC 189	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028027	NMC 1027839
2711	NC 190	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028028	NMC 1027839
2712	NC 191	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028029	NMC 1027839
2713	NC 192	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028030	NMC 1027839
2714	NC 193	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028031	NMC 1027839
2715	NC 194	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028032	NMC 1027839
2716	NC 195	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028033	NMC 1027839
2717	NC 196	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028034	NMC 1027839
2718	NC 197	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028035	NMC 1027839
2719	NC 198	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028036	NMC 1027839

Hycroft Mine	Page 176
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2720	NC 199	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028037	NMC 1027839
2721	NC 200	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028038	NMC 1027839
2722	NC 201	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028039	NMC 1027839
2723	NC 202	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028040	NMC 1027839
2724	NC 203	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028041	NMC 1027839
2725	NC 204	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028042	NMC 1027839
2726	NC 205A	3/11/2015	HYCROFT RESOURCES & DEV INC	NMC1110741	NMC1110741
2727	NC 206A	3/11/2015	HYCROFT RESOURCES & DEV INC	NMC1110742	NMC1110741
2728	NC 207A	3/11/2015	HYCROFT RESOURCES & DEV INC	NMC1110743	NMC1110741
2729	NC 208A	3/11/2015	HYCROFT RESOURCES & DEV INC	NMC1110744	NMC1110741
2730	NC 209A	3/11/2015	HYCROFT RESOURCES & DEV INC	NMC1110745	NMC1110741
2731	NC 210A	3/11/2015	HYCROFT RESOURCES & DEV INC	NMC1110746	NMC1110741
2732	NC 211	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028049	NMC 1027839
2733	NC 212	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028050	NMC 1027839
2734	NC 213	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028051	NMC 1027839
2735	NC 214	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028052	NMC 1027839
2736	NC 215	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028053	NMC 1027839
2737	NC 216	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028054	NMC 1027839
2738	NC 217	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028055	NMC 1027839
2739	NC 218	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028056	NMC 1027839
2740	NC 219	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028057	NMC 1027839
2741	NC 220	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028058	NMC 1027839
2742	NC 221	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028059	NMC 1027839

Hycroft Mine	Page 177
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2743	NC 222	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028060	NMC 1027839
2744	NC 223	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028061	NMC 1027839
2745	NC 224	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028062	NMC 1027839
2746	NC 225	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028063	NMC 1027839
2747	NC 226	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028064	NMC 1027839
2748	NC 227	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028065	NMC 1027839
2749	NC 228	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028066	NMC 1027839
2750	NC 229	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028067	NMC 1027839
2751	NC 230	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028068	NMC 1027839
2752	NC 231	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028069	NMC 1027839
2753	NC 232	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028070	NMC 1027839
2754	NC 233	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028071	NMC 1027839
2755	NC 234	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028072	NMC 1027839
2756	NC 235	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028073	NMC 1027839
2757	NC 236	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028074	NMC 1027839
2758	NC 237	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028075	NMC 1027839
2759	NC 238	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028076	NMC 1027839
2760	NC 239	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028077	NMC 1027839
2761	NC 240	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028078	NMC 1027839
2762	NC 241	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028079	NMC 1027839
2763	NC 242	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028080	NMC 1027839
2764	NC 243	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028081	NMC 1027839
2765	NC 244	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028082	NMC 1027839

Hycroft Mine	Page 178
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2766	NC 245	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028083	NMC 1027839
2767	NC 246	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028084	NMC 1027839
2768	NC 247	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028085	NMC 1027839
2769	NC 248	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028086	NMC 1027839
2770	NC 249	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028087	NMC 1027839
2771	NC 250	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028088	NMC 1027839
2772	NC 251	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028089	NMC 1027839
2773	NC 252	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028090	NMC 1027839
2774	NC 253	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028091	NMC 1027839
2775	NC 254	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028092	NMC 1027839
2776	NC 255	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028093	NMC 1027839
2777	NC 256	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028094	NMC 1027839
2778	NC 257	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028095	NMC 1027839
2779	NC 258	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028096	NMC 1027839
2780	NC 259	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028097	NMC 1027839
2781	NC 260	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028098	NMC 1027839
2782	NC 261	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028099	NMC 1027839
2783	NC 262	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028100	NMC 1027839
2784	NC 263	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028101	NMC 1027839
2785	NC 264	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028102	NMC 1027839
2786	NC 265	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028103	NMC 1027839
2787	NC 266	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028104	NMC 1027839
2788	NC 267	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028105	NMC 1027839

Hycroft Mine	Page 179
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2789	NC 268	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028106	NMC 1027839
2790	NC 269	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028107	NMC 1027839
2791	NC 270	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028108	NMC 1027839
2792	NC 271	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028109	NMC 1027839
2793	NC 272	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028110	NMC 1027839
2794	NC 273	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028111	NMC 1027839
2795	NC 274	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028112	NMC 1027839
2796	NC 275	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028113	NMC 1027839
2797	NC 276	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028114	NMC 1027839
2798	NC 277	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028115	NMC 1027839
2799	NC 278	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028116	NMC 1027839
2800	NC 279	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028117	NMC 1027839
2801	NC 280	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028118	NMC 1027839
2802	NC 281	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028119	NMC 1027839
2803	NC 282	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028120	NMC 1027839
2804	NC 283	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028121	NMC 1027839
2805	NC 284	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028122	NMC 1027839
2806	NC 285	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028123	NMC 1027839
2807	NC 286	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028124	NMC 1027839
2808	NC 287	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028125	NMC 1027839
2809	NC 288	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028126	NMC 1027839
2810	NC 289	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028127	NMC 1027839
2811	NC 290	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028128	NMC 1027839

Hycroft Mine	Page 180
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2812	NC 291	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028129	NMC 1027839
2813	NC 292	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028130	NMC 1027839
2814	NC 293	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028131	NMC 1027839
2815	NC 294	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028132	NMC 1027839
2816	NC 295	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028133	NMC 1027839
2817	NC 296	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028134	NMC 1027839
2818	NC 297	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028135	NMC 1027839
2819	NC 298	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028136	NMC 1027839
2820	NC 299	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028137	NMC 1027839
2821	NC 300	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028138	NMC 1027839
2822	NC 301	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028139	NMC 1027839
2823	NC 302	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028140	NMC 1027839
2824	NC 303	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028141	NMC 1027839
2825	NC 304	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028142	NMC 1027839
2826	NC 305	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028143	NMC 1027839
2827	NC 306	8/14/2010	HYCROFT RESOURCES & DEV INC	NMC1028144	NMC 1027839
2828	NC 307	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028145	NMC 1027839
2829	NC 308	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028146	NMC 1027839
2830	NC 309	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028147	NMC 1027839
2831	NC 310	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028148	NMC 1027839
2832	NC 311	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028149	NMC 1027839
2833	NC 312	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028150	NMC 1027839
2834	NC 313	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028151	NMC 1027839

Hycroft Mine	Page 181
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2835	NC 314	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028152	NMC 1027839
2836	NC 315	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028153	NMC 1027839
2837	NC 316	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028154	NMC 1027839
2838	NC 317	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028155	NMC 1027839
2839	NC 318	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028156	NMC 1027839
2840	NC 319	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028157	NMC 1027839
2841	NC 320	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028158	NMC 1027839
2842	NC 321	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028159	NMC 1027839
2843	NC 322	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028160	NMC 1027839
2844	NC 323	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028161	NMC 1027839
2845	NC 324	8/13/2010	HYCROFT RESOURCES & DEV INC	NMC1028162	NMC 1027839
2846	OSC 1	10/28/2010	HYCROFT RES & DEV INC	NMC1035889	NMC1035889
2847	OSC 2	10/28/2010	HYCROFT RES & DEV INC	NMC1035890	NMC1035889
2848	OSC 3	10/28/2010	HYCROFT RES & DEV INC	NMC1035891	NMC1035889
2849	OSC 4	10/28/2010	HYCROFT RES & DEV INC	NMC1035892	NMC1035889
2850	OSC 5	10/28/2010	HYCROFT RES & DEV INC	NMC1035893	NMC1035889
2851	OSC 6	10/28/2010	HYCROFT RES & DEV INC	NMC1035894	NMC1035889
2852	OSC 35	11/1/2010	HYCROFT RES & DEV INC	NMC1035895	NMC1035889
2853	OSC 36	10/29/2010	HYCROFT RES & DEV INC	NMC1035896	NMC1035889
2854	OSC 37	10/29/2010	HYCROFT RES & DEV INC	NMC1035897	NMC1035889
2855	OSC 38	11/1/2010	HYCROFT RES & DEV INC	NMC1035898	NMC1035889
2856	OSC 39	10/29/2010	HYCROFT RES & DEV INC	NMC1035899	NMC1035889
2857	OSC 40	10/29/2010	HYCROFT RES & DEV INC	NMC1035900	NMC1035889
2858	OSC 41	11/1/2010	HYCROFT RES & DEV INC	NMC1035901	NMC1035889
2859	OSC 42	10/29/2010	HYCROFT RES & DEV INC	NMC1035902	NMC1035889
2860	OSC 43	10/29/2010	HYCROFT RES & DEV INC	NMC1035903	NMC1035889
2861	OSC 44	11/1/2010	HYCROFT RES & DEV INC	NMC1035904	NMC1035889
2862	OSC 45	10/29/2010	HYCROFT RES & DEV INC	NMC1035905	NMC1035889
2863	OSC 46	10/29/2010	HYCROFT RES & DEV INC	NMC1035906	NMC1035889
2864	OSC 47	10/31/2010	HYCROFT RES & DEV INC	NMC1035907	NMC1035889
2865	OSC 48	10/31/2010	HYCROFT RES & DEV INC	NMC1035908	NMC1035889
2866	OSC 49	10/31/2010	HYCROFT RES & DEV INC	NMC1035909	NMC1035889
2867	OSC 50	10/31/2010	HYCROFT RES & DEV INC	NMC1035910	NMC1035889
2868	OSC 51	10/31/2010	HYCROFT RES & DEV INC	NMC1035911	NMC1035889

Hycroft Mine	Page 182
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2869	OSC 52	10/31/2010	HYCROFT RES & DEV INC	NMC1035912	NMC1035889
2870	OSC 53	10/31/2010	HYCROFT RES & DEV INC	NMC1035913	NMC1035889
2871	OSC 54	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035914	NMC1035889
2872	OSC 55	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035915	NMC1035889
2873	OSC 56	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035916	NMC1035889
2874	OSC 57	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035917	NMC1035889
2875	OSC 58	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035918	NMC1035889
2876	OSC 59	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035919	NMC1035889
2877	OSC 60	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035920	NMC1035889
2878	OSC 61	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035921	NMC1035889
2879	OSC 62	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035922	NMC1035889
2880	OSC 63	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035923	NMC1035889
2881	OSC 64	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035924	NMC1035889
2882	OSC 65	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035925	NMC1035889
2883	OSC 66	10/31/2010	HYCROFT RESOURCES & DEV INC	NMC1035926	NMC1035889
2884	OSC 67	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035927	NMC1035889
2885	OSC 68	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035928	NMC1035889
2886	OSC 69	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035929	NMC1035889
2887	OSC 70	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035930	NMC1035889
2888	OSC 71	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035931	NMC1035889
2889	OSC 72	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035932	NMC1035889
2890	OSC 73	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035933	NMC1035889
2891	OSC 74	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035934	NMC1035889
2892	OSC 75	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035935	NMC1035889

Hycroft Mine	Page 183
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2893	OSC 76	11/1/2010	HYCROFT RESOURCES & DEV INC	NMC1035936	NMC1035889
2894	WCR 11	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076453	NMC1076453
2895	WCR 12	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076454	NMC1076453
2896	WCR 13	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076455	NMC1076453
2897	WCR 14	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076456	NMC1076453
2898	WCR 15	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076457	NMC1076453
2899	WCR 16	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076458	NMC1076453
2900	WCR 17	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076459	NMC1076453
2901	WCR 18	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076460	NMC1076453
2902	WCR 19	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076461	NMC1076453
2903	WCR 20	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076462	NMC1076453
2904	WCR 21	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076463	NMC1076453
2905	WCR 22	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076464	NMC1076453
2906	WCR 23	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076465	NMC1076453
2907	WCR 24	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076466	NMC1076453
2908	WCR 25	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076467	NMC1076453
2909	WCR 26	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076468	NMC1076453
2910	WCR 27	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076469	NMC1076453
2911	WCR 28	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076470	NMC1076453
2912	WCR 29	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076471	NMC1076453
2913	WCR 30	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076472	NMC1076453
2914	WCR 31	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076473	NMC1076453
2915	WCR 32	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076474	NMC1076453

Hycroft Mine	Page 184
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2916	WCR 33	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076475	NMC1076453
2917	WCR 34	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076476	NMC1076453
2918	WCR 35	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076477	NMC1076453
2919	WCR 36	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076478	NMC1076453
2920	WCR 47	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076479	NMC1076453
2921	WCR 48	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076480	NMC1076453
2922	WCR 49	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076481	NMC1076453
2923	WCR 50	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076482	NMC1076453
2924	WCR 51	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076483	NMC1076453
2925	WCR 52	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076484	NMC1076453
2926	WCR 53	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076485	NMC1076453
2927	WCR 54	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076486	NMC1076453
2928	WCR 55	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076487	NMC1076453
2929	WCR 56	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076488	NMC1076453
2930	WCR 57	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076489	NMC1076453
2931	WCR 58	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076490	NMC1076453
2932	WCR 59	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076491	NMC1076453
2933	WCR 60	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076492	NMC1076453
2934	WCR 61	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076493	NMC1076453
2935	WCR 62	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076494	NMC1076453
2936	WCR 63	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076495	NMC1076453
2937	WCR 64	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076496	NMC1076453
2938	WCR 65	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076497	NMC1076453

Hycroft Mine	Page 185
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2939	WCR 66	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076498	NMC1076453
2940	WCR 67	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076499	NMC1076453
2941	WCR 68	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076500	NMC1076453
2942	WCR 69	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076501	NMC1076453
2943	WCR 70	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076502	NMC1076453
2944	WCR 71	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076503	NMC1076453
2945	WCR 72	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076504	NMC1076453
2946	WCR 73	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076505	NMC1076453
2947	WCR 74	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076506	NMC1076453
2948	WCR 75	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076507	NMC1076453
2949	WCR 76	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076508	NMC1076453
2950	WCR 77	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076509	NMC1076453
2951	WCR 78	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076510	NMC1076453
2952	WCR 79	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076511	NMC1076453
2953	WCR 80	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076512	NMC1076453
2954	WCR 81	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076513	NMC1076453
2955	WCR 82	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076514	NMC1076453
2956	WCR 83	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076515	NMC1076453
2957	WCR 84	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076516	NMC1076453
2958	WCR 97	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076517	NMC1076453
2959	WCR 98	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076518	NMC1076453
2960	WCR 99	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076519	NMC1076453
2961	WCR 100	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076520	NMC1076453

Hycroft Mine	Page 186
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2962	WCR 101	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076521	NMC1076453
2963	WCR 102	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076522	NMC1076453
2964	WCR 103	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076523	NMC1076453
2965	WCR 104	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076524	NMC1076453
2966	WCR 105	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076525	NMC1076453
2967	WCR 106	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076526	NMC1076453
2968	WCR 107	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076527	NMC1076453
2969	WCR 108	7/26/2012	HYCROFT RESOURCES & DEV INC	NMC1076528	NMC1076453
2970	WCR 109	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076529	NMC1076453
2971	WCR 110	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076530	NMC1076453
2972	WCR 111	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076531	NMC1076453
2973	WCR 112	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076532	NMC1076453
2974	WCR 113	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076533	NMC1076453
2975	WCR 114	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076534	NMC1076453
2976	WCR 115	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076535	NMC1076453
2977	WCR 116	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076536	NMC1076453
2978	WCR 117	7/25/2012	HYCROFT RESOURCES & DEV INC	NMC1076537	NMC1076453
2979	RMK 1	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078774	NMC1078774
2980	RMK 2	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078775	NMC1078774
2981	RMK 3	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078776	NMC1078774
2982	RMK 4	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078777	NMC1078774
2983	RMK 5	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078778	NMC1078774
2984	RMK 6	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078779	NMC1078774

Hycroft Mine	Page 187
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

2985	RMK 7	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078780	NMC1078774
2986	RMK 8	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078781	NMC1078774
2987	RMK 9	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078782	NMC1078774
2988	RMK 10	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078783	NMC1078774
2989	RMK 11	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078784	NMC1078774
2990	RMK 12	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078785	NMC1078774
2991	RMK 13	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078786	NMC1078774
2992	RMK 14	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078787	NMC1078774
2993	RMK 15	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078788	NMC1078774
2994	RMK 16	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078789	NMC1078774
2995	RMK 17	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078790	NMC1078774
2996	RMK 18	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078791	NMC1078774
2997	RMK 19	09/27/12	HYCROFT RESOURCES & DEV INC	NMC1078792	NMC1078774
2998	OS 1	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078793	NMC1078793
2999	OS 2	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078794	NMC1078793
3000	OS 3	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078795	NMC1078793
3001	OS 4	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078796	NMC1078793
3002	OS 5	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078797	NMC1078793
3003	OS 6	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078798	NMC1078793
3004	OS 7	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078799	NMC1078793
3005	OS 8	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078800	NMC1078793
3006	OS 9	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078801	NMC1078793
3007	OS 10	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078802	NMC1078793

Hycroft Mine	Page 188
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3008	OS 11	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078803	NMC1078793
3009	OS 12	9/11/2012	HYCROFT RESOURCES & DEV INC	NMC1078804	NMC1078793
3010	SL 1	10/18/12	HYCROFT RESOURCES & DEV INC	NMC1080086	NMC1080086
3011	SL 2	10/18/12	HYCROFT RESOURCES & DEV INC	NMC1080087	NMC1080086
3012	SL 3	10/18/12	HYCROFT RESOURCES & DEV INC	NMC1080088	NMC1080086
3013	SL 4	10/18/12	HYCROFT RESOURCES & DEV INC	NMC1080089	NMC1080086
3014	SL 5	10/18/12	HYCROFT RESOURCES & DEV INC	NMC1080090	NMC1080086
3015	SL 6	10/18/12	HYCROFT RESOURCES & DEV INC	NMC1080091	NMC1080086
3016	FG 49 Fraction	12/18/13	HYCROFT RESOURCES & DEV INC	NMC1100166	NMC1100166
3017	FG 71 Fraction	12/18/13	HYCROFT RESOURCES & DEV INC	NMC1100167	NMC1100167
3018	HRDI 1	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100176	NMC1100176
3019	HRDI 2	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100177	NMC1100176
3020	HRDI 3	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100178	NMC1100176
3021	HRDI 4	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100179	NMC1100176
3022	HRDI 5	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100180	NMC1100176
3023	HRDI 6	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100181	NMC1100176
3024	HRDI 7	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100182	NMC1100176
3025	HRDI 8	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100183	NMC1100176
3026	HRDI 9	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100184	NMC1100176
3027	HRDI 10	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100185	NMC1100176
3028	HRDI 11	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100186	NMC1100176
3029	HRDI 12	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100187	NMC1100176
3030	HRDI 13	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100188	NMC1100176

Hycroft Mine	Page 189
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3031	HRDI 14	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100189	NMC1100176
3032	HRDI 15	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100190	NMC1100176
3033	HRDI 16	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100191	NMC1100176
3034	HRDI 17	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100192	NMC1100176
3035	HRDI 18	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100193	NMC1100176
3036	HRDI 19	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100194	NMC1100176
3037	HRDI 20	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100195	NMC1100176
3038	HRDI 21	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100196	NMC1100176
3039	HRDI 22	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100197	NMC1100176
3040	HRDI 23	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100198	NMC1100176
3041	HRDI 24	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100199	NMC1100176
3042	HRDI 25	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100200	NMC1100176
3043	HRDI 26	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100201	NMC1100176
3044	HRDI 27	12/16/13	HYCROFT RESOURCES & DEV INC	NMC1100202	NMC1100176
3045	HRDI 28	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100203	NMC1100176
3046	HRDI 29	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100204	NMC1100176
3047	HRDI 30	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100205	NMC1100176
3048	HRDI 31	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100206	NMC1100176
3049	HRDI 32	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100207	NMC1100176
3050	HRDI 33	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100208	NMC1100176
3051	HRDI 34	12/18/13	HYCROFT RESOURCES & DEV INC	NMC1100209	NMC1100176
3052	HRDI 35	12/18/13	HYCROFT RESOURCES & DEV INC	NMC1100210	NMC1100176
3053	HRDI 36	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100211	NMC1100176

Hycroft Mine	Page 190
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3054	HRDI 37	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100212	NMC1100176
3055	HRDI 38	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100213	NMC1100176
3056	HRDI 39	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100214	NMC1100176
3057	HRDI 40	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100215	NMC1100176
3058	HRDI 41	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100216	NMC1100176
3059	HRDI 42	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100217	NMC1100176
3060	HRDI 43	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100218	NMC1100176
3061	HRDI 44	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100219	NMC1100176
3062	HRDI 45	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100220	NMC1100176
3063	HRDI 46	12/17/13	HYCROFT RESOURCES & DEV INC	NMC1100221	NMC1100176
3064	HRDI 47	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102005	NMC1102005
3065	HRDI 48	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102006	NMC1102005
3066	HRDI 49	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102007	NMC1102005
3067	HRDI 50	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102008	NMC1102005
3068	HRDI 51	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102009	NMC1102005
3069	HRDI 52	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102010	NMC1102005
3070	HRDI 53	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102011	NMC1102005
3071	HRDI 54	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102012	NMC1102005
3072	HRDI 55	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102013	NMC1102005
3073	HRDI 56	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102014	NMC1102005
3074	HRDI 57	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102015	NMC1102005
3075	HRDI 58	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102016	NMC1102005
3076	HRDI 59	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102017	NMC1102005

Hycroft Mine	Page 191
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3077	HRDI 60	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102018	NMC1102005
3078	HRDI 61	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102019	NMC1102005
3079	HRDI 62	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102020	NMC1102005
3080	HRDI 63	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102021	NMC1102005
3081	HRDI 64	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102022	NMC1102005
3082	HRDI 65	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102023	NMC1102005
3083	HRDI 66	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102024	NMC1102005
3084	HRDI 67	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102025	NMC1102005
3085	HRDI 68	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102026	NMC1102005
3086	HRDI 69	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102027	NMC1102005
3087	HRDI 70	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102028	NMC1102005
3088	HRDI 71	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102029	NMC1102005
3089	HRDI 72	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102030	NMC1102005
3090	HRDI 73	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102031	NMC1102005
3091	HRDI 74	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102032	NMC1102005
3092	HRDI 75	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102033	NMC1102005
3093	HRDI 76	04/07/14	HYCROFT RESOURCES & DEV INC	NMC1102034	NMC1102005
3094	HRDI 77	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102035	NMC1102005
3095	HRDI 78	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102036	NMC1102005
3096	HRDI 79	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102037	NMC1102005
3097	HRDI 80	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102038	NMC1102005
3098	HRDI 81	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102039	NMC1102005
3099	HRDI 82	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102040	NMC1102005

Hycroft Mine	Page 192
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3100	HRDI 83	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102041	NMC1102005
3101	HRDI 84	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102042	NMC1102005
3102	HRDI 85	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102043	NMC1102005
3103	HRDI 86	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102044	NMC1102005
3104	HRDI 87	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102045	NMC1102005
3105	HRDI 88	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102046	NMC1102005
3106	HRDI 89	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102047	NMC1102005
3107	HRDI 90	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102048	NMC1102005
3108	HRDI 91	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102049	NMC1102005
3109	HRDI 92	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102050	NMC1102005
3110	HRDI 93	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102051	NMC1102005
3111	HRDI 94	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102052	NMC1102005
3112	HRDI 95	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102053	NMC1102005
3113	HRDI 96	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102054	NMC1102005
3114	HRDI 97	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102055	NMC1102005
3115	HRDI 98	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102056	NMC1102005
3116	HRDI 99	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102057	NMC1102005
3117	HRDI 100	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102058	NMC1102005
3118	HRDI 101	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102059	NMC1102005
3119	HRDI 102	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102060	NMC1102005
3120	HRDI 103	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102061	NMC1102005
3121	HRDI 104	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102062	NMC1102005
3122	HRDI 105	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102063	NMC1102005

Hycroft Mine	Page 193
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3123	HRDI 106	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102064	NMC1102005
3124	HRDI 107	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102065	NMC1102005
3125	HRDI 108	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102066	NMC1102005
3126	HRDI 109	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102067	NMC1102005
3127	HRDI 110	04/08/14	HYCROFT RESOURCES & DEV INC	NMC1102068	NMC1102005
3128	HRDI 111	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102069	NMC1102005
3129	HRDI 112	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102070	NMC1102005
3130	HRDI 113	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102071	NMC1102005
3131	HRDI 114	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102072	NMC1102005
3132	HRDI 115	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102073	NMC1102005
3133	HRDI 116	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102074	NMC1102005
3134	HRDI 117	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102075	NMC1102005
3135	HRDI 118	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102076	NMC1102005
3136	HRDI 119	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102077	NMC1102005
3137	HRDI 120	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102078	NMC1102005
3138	HRDI 121	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102079	NMC1102005
3139	HRDI 122	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102080	NMC1102005
3140	HRDI 123	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102081	NMC1102005
3141	HRDI 124	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102082	NMC1102005
3142	HRDI 125	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102083	NMC1102005
3143	HRDI 126	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102084	NMC1102005
3144	HRDI 127	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102085	NMC1102005
3145	HRDI 128	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102086	NMC1102005

Hycroft Mine	Page 194
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3146	HRDI 129	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102087	NMC1102005
3147	HRDI 130	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102088	NMC1102005
3148	HRDI 131	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102089	NMC1102005
3149	HRDI 132	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102090	NMC1102005
3150	HRDI 133	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102091	NMC1102005
3151	HRDI 134	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102092	NMC1102005
3152	HRDI 135	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102093	NMC1102005
3153	HRDI 136	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102094	NMC1102005
3154	HRDI 137	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102095	NMC1102005
3155	HRDI 138	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102096	NMC1102005
3156	HRDI 139	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102097	NMC1102005
3157	HRDI 140	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102098	NMC1102005
3158	HRDI 141	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102099	NMC1102005
3159	HRDI 142	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102100	NMC1102005
3160	HRDI 143	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102101	NMC1102005
3161	HRDI 144	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102102	NMC1102005
3162	HRDI 145	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102103	NMC1102005
3163	HRDI 146	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102104	NMC1102005
3164	HRDI 147	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102105	NMC1102005
3165	HRDI 148	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102106	NMC1102005
3166	HRDI 149	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102107	NMC1102005
3167	HRDI 150	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102108	NMC1102005
3168	HRDI 151	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102109	NMC1102005

Hycroft Mine	Page 195
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3169	HRDI 152	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102110	NMC1102005
3170	HRDI 153	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102111	NMC1102005
3171	HRDI 154	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102112	NMC1102005
3172	HRDI 155	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102113	NMC1102005
3173	HRDI 156	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102114	NMC1102005
3174	HRDI 157	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102115	NMC1102005
3175	HRDI 158	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102116	NMC1102005
3176	HRDI 159	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102117	NMC1102005
3177	HRDI 160	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102118	NMC1102005
3178	HRDI 161	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102119	NMC1102005
3179	HRDI 162	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102120	NMC1102005
3180	HRDI 163	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102121	NMC1102005
3181	HRDI 164	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102122	NMC1102005
3182	HRDI 165	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102123	NMC1102005
3183	HRDI 166	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102124	NMC1102005
3184	HRDI 167	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102125	NMC1102005
3185	HRDI 168	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102126	NMC1102005
3186	HRDI 169	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102127	NMC1102005
3187	HRDI 170	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102128	NMC1102005
3188	HRDI 171	04/09/14	HYCROFT RESOURCES & DEV INC	NMC1102129	NMC1102005
3189	HRDI 172	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102130	NMC1102005
3190	HRDI 173	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102131	NMC1102005
3191	HRDI 174	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102132	NMC1102005

Hycroft Mine	Page 196
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3192	HRDI 175	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102133	NMC1102005
3193	HRDI 176	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102134	NMC1102005
3194	HRDI 177	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102135	NMC1102005
3195	HRDI 178	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102136	NMC1102005
3196	HRDI 179	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102137	NMC1102005
3197	HRDI 180	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102138	NMC1102005
3198	HRDI 181	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102139	NMC1102005
3199	HRDI 182	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102140	NMC1102005
3200	HRDI 183	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102141	NMC1102005
3201	HRDI 184	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102142	NMC1102005
3202	HRDI 185	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102143	NMC1102005
3203	HRDI 186	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102144	NMC1102005
3204	HRDI 187	04/11/14	HYCROFT RESOURCES & DEV INC	NMC1102145	NMC1102005
3205	HRDI 188	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102146	NMC1102005
3206	HRDI 189	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102147	NMC1102005
3207	HRDI 190	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102148	NMC1102005
3208	HRDI 191	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102149	NMC1102005
3209	HRDI 192	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102150	NMC1102005
3210	HRDI 193	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102151	NMC1102005
3211	HRDI 194	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102152	NMC1102005
3212	HRDI 195	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102153	NMC1102005
3213	HRDI 196	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102154	NMC1102005
3214	HRDI 197	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102155	NMC1102005

Hycroft Mine	Page 197
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3215	HRDI 198	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102156	NMC1102005
3216	HRDI 199	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102157	NMC1102005
3217	HRDI 200	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102158	NMC1102005
3218	HRDI 201	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102159	NMC1102005
3219	HRDI 202	04/10/14	HYCROFT RESOURCES & DEV INC	NMC1102160	NMC1102005
3220	HRDI 203	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102161	NMC1102005
3221	HRDI 204	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102162	NMC1102005
3222	HRDI 205	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102163	NMC1102005
3223	HRDI 206	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102164	NMC1102005
3224	HRDI 207	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102165	NMC1102005
3225	HRDI 208	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102166	NMC1102005
3226	HRDI 209	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102167	NMC1102005
3227	HRDI 210	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102168	NMC1102005
3228	HRDI 211	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102170	NMC1102005
3229	HRDI 212	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102169	NMC1102005
3230	HRDI 213	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102171	NMC1102005
3231	HRDI 214	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102172	NMC1102005
3232	HRDI 215	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102173	NMC1102005
3233	HRDI 216	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102174	NMC1102005
3234	HRDI 217	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102175	NMC1102005
3235	HRDI 218	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102176	NMC1102005
3236	HRDI 219	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102177	NMC1102005
3237	HRDI 220	04/16/14	HYCROFT RESOURCES & DEV INC	NMC1102178	NMC1102005

Hycroft Mine	Page 198
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022

3238	HRDI 221	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102179	NMC1102005
3239	HRDI 222	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102180	NMC1102005
3240	HRDI 223	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102181	NMC1102005
3241	HRDI 224	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102182	NMC1102005
3242	HRDI 225	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102183	NMC1102005
3243	HRDI 226	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102184	NMC1102005
3244	HRDI 227	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102185	NMC1102005
3245	HRDI 228	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102186	NMC1102005
3246	HRDI 229	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102187	NMC1102005
3247	HRDI 230	04/15/14	HYCROFT RESOURCES & DEV INC	NMC1102188	NMC1102005

Hycroft Mine	Page 199
Technical Report Summary of Initial Assessment on the Hycroft Mine	February 2022